UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10399
______________________________________________

HENDERSON GLOBAL FUNDS
______________________________________________________________________________
(Exact name of registrant as specified in charter)

737 NORTH MICHIGAN AVENUE, SUITE 1700
CHICAGO, ILLINOIS 60611
______________________________________________________________________________
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
CHRISTOPHER GOLDEN 737 NORTH MICHIGAN AVENUE, SUITE 1700 CHICAGO, ILLINOIS 60611	CATHY G. O’KELLY VEDDER PRICE P.C. 222 NORTH LASALLE STREET CHICAGO, ILLINOIS 60601

Registrant’s telephone number, including area code:  (312) 871-6200

Date of fiscal year end:  July 31

Date of reporting period:  January 31, 2017

Item 1:  Report to Shareholders.

Table of contents

Letter to shareholders	1
Commentaries and Performance summaries
All Asset Fund	4
Dividend & Income Builder Fund	6
Emerging Markets Fund	8
European Focus Fund	10
Global Equity Income Fund	12
Global Technology Fund	14
High Yield Opportunities Fund	16
International Long/Short Equity Fund	18
International Opportunities Fund	20
International Small Cap Fund	22
Strategic Income Fund	24
US Growth Opportunities Fund	26
Portfolios of investments	28
Statements of assets and liabilities	102
Statements of operations	110
Statements of changes in net assets	118
Statements of changes – capital stock activity	130
Statement of cash flows	152
Financial highlights	154
Notes to financial statements	178
Other information	194
Trustees and officers	201
International and emerging markets investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. The Funds may invest in securities issued by smaller companies which typically involve greater risk than investing in larger companies. Certain of the Funds are non-diversified and therefore the change in value of a single holding may have a more pronounced effect on a Fund's performance. Also, the Funds may invest in limited geographic areas and/or sectors which may result in greater market volatility. In addition, the Funds may invest in derivatives. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The Funds may be subject to frequent trading which may result in a turnover rate of 100% or more. Additional fund-specific risk is described in more detail in the Prospectus and Statement of Additional Information.
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free Prospectus, which contains these items and other important information about the Funds, visit www.henderson.com. The Prospectus should be read carefully before investing.

Letter to shareholders
Dear shareholder,
We are pleased to provide the semi-annual report for the Henderson Global Funds, which covers the six months ended January 31, 2017.
The past six months have been dominated by geo-political uncertainty and a fundamental shift in global monetary policy. The US posted strong returns in 2016 with almost half of the year's performance coming after the election of Donald Trump, as investors bet that the President's commitment to swift tax cuts, larger infrastructure spending and tough renegotiations of trade deals would translate into stronger economic growth and topline revenue for businesses.
In Europe and the United Kingdom, political uncertainty has also caught the attention of investors. The UK has now begun to implement its 'Brexit' strategy by sending the Article 50 legislation, a part of European Union law that sets out the process to withdraw from the EU, to the British Parliament for approval. Outside of the UK, there are tight presidential races in France and Germany to be decided in the second half of 2017, where candidates have different views on globalism and the role of the EU. In the face of this uncertainty, Europe and the UK continue to post better than expected economic growth and improving fundamentals: higher wage growth, lower unemployment, and double digit earnings growth forecasted for 2017.
Emerging markets had a strong start to 2016 but struggled in the final months of the year, with the MSCI Emerging Markets Index falling 4% after the US elections and emerging markets funds (including ETFs) shedding $3.5 billion in the final two months of the year, reversing the trend of consecutive five months of inflows. The main reasons for the pullback: a stronger US Dollar, a rising US interest rate environment and the uncertainty of trade negotiations under the Trump administration.
Global fixed income continued its rally as interest rates remained low in much of the developed world. By the end of 2016, there was roughly $35.6 trillion in outstanding government debt globally, and of that amount, over 70% was yielding 1% or less. However, a shift has begun from monetary stimulus to better fiscal policy, and as such central banks have begun to slow their quantitative easing programs: the Bank of Japan announced in September that they will stop expanding their balance sheet; the European Central Bank announced a reduction to €60 billion in purchases through end of 2017; and the US Fed implemented their second interest rate hike in a decade. This fundamental shift will have a profound impact on bond markets in 2017, highlighting the need for high performing active managers.
Also during the period, on October 3, 2016, Henderson Global Investors announced its intention to merge with Janus Capital Group. The merger, slated for the second quarter of 2017, will create a truly global active management firm with $320B in assets under management (as of 9/30/16). The new firm will offer a broader range of investment options and the combined resources of Henderson and Janus. Please see the following pages for more information on the effect of the Plan of Reorganization for the Henderson Global Funds which has been approved by its Board. Subject to satisfaction of closing conditions, including approval by shareholders of the participating Funds, included is an anticipated timeline for the integration. We hope this information gives you a sense of what to expect in the coming months as we approach the anticipated merger close date.
As always, we appreciate your trust in and support of our Funds, and we look forward to serving your financial needs in the years to come.
James G. O'Brien
 President, Henderson Global Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free Prospectus, which contains this and other important information about the Funds, visit www.henderson.com. The Prospectus should be read carefully before investing.

Proposed reorganization of Henderson Funds

Please see the tables below for the effect of the Plan of Reorganization for the Henderson Global Funds.
Existing Funds proposed to be offered in Janus Henderson Fund family
(The portfolio managers currently managing each of the following Henderson Funds are anticipated to serve as the portfolio managers of the corresponding Janus Henderson Fund, subject to the same investment objectives, principal investment strategies and risks as the corresponding Henderson Fund.)

Henderson Fund name	Janus Henderson Fund name	Inception date
Henderson All Asset Fund	Janus Henderson All Asset Fund	3/30/12
Henderson Dividend & Income Builder Fund	Janus Henderson Dividend & Income Builder Fund	8/01/12
Henderson Emerging Markets Fund	Janus Henderson Emerging Markets Fund	12/31/10
Henderson European Focus Fund	Janus Henderson European Focus Fund	8/31/01
Henderson Global Equity Income Fund	Janus Henderson Global Equity Income Fund	11/30/06
Henderson International Opportunities Fund	Janus Henderson International Opportunities Fund	8/31/01
Henderson International Long/Short Equity Fund	Janus Henderson International Long/Short Equity Fund	12/9/14
Henderson International Small Cap Fund*	Janus Henderson International Small Cap Fund	12/15/16
Henderson Strategic Income Fund	Janus Henderson Strategic Income Fund	9/30/03
Henderson US Growth Opportunities Fund	Janus Henderson US Growth Opportunities Fund	12/18/14
*Not available for public investment until merger completion in 2017
Proposed Fund merger into an existing Janus Fund, to be renamed
(The following Henderson Fund will merge into an existing Janus Fund and will be managed by the Janus Fund's current portfolio managers and according to the Janus Fund's existing investment process.

Henderson Fund name	Merged Fund name
Henderson Global Technology Fund	Janus Henderson Global Technology Fund (currently named Janus Global Technology Fund)
The Henderson High Yield Opportunities Fund will not be transitioned to the Janus Henderson platform. Please see Note 10. Subsequent Events in the Notes to financial statements. At this time, the Fund's current portfolio manager continues to manage the Fund under its normal investment policies.

Anticipated integration timetable
Note: Dates are subject to approvals and may be subject to change
The foregoing is for informational purposes only and is not intended to, and shall not, constitute an offer to purchase or sell shares of any of the Funds in connection with the proposed Fund reorganizations, nor is it a solicitation of a proxy from any shareholder of the participating Henderson Global Funds.3 The solicitation of proxies will only be made by a final, effective registration statement on Form N-14, including a definitive proxy statement/prospectus.3 The proxy materials include important information about the proposed Fund reorganizations that shareholders of the participating Henderson Global Funds should carefully consider.

Commentary

All Asset Fund
The latter-half of 2016 saw the start of a regime change in the global economy and financial markets. This was most clearly encapsulated by the recovery of inflation, after an 18-month period in which deflation and secular stagnation were overarching themes. The resulting moves in markets, which were accentuated by the US election, were characterized by a material shift from deflationary assets such as government bonds and gold towards more reflationary areas such as value and small cap equity styles, high yield and commodities. The focal point for the market rotation was the US, where investors interpreted the possibility of a major fiscal expansion in a late-cycle economy as highly inflationary. The period was characterized by a strong dollar and weak treasury market as a result.
For the six-month reporting period ended January 31, 2017, the Fund returned 1.91% (Class A at NAV) versus the benchmark, 3-month LIBOR (USD), which posted a return of 0.40%. The Fund's equity allocations were the largest contributors to performance, with US equities contributing the most. Elsewhere, the Fund's diversifying assets also added value with allocations to investment grade and high yield credit generating positive returns despite the

Top 10 long-term holdings*
(at January 31, 2017)
As a percentage
Security	of net assets
PIMCO Enhanced Short Maturity ETF	5.2%
iShares TIPS Bond ETF	4.5
iShares iBoxx Investment Grade	4.0
Corporate Bond Fund
PowerShares Senior Loan Portfolio	4.0
ASG Global Alternatives Fund, Class Y	3.8
Henderson Emerging Markets Fund,	3.8
Class R6
Henderson High Yield Opportunities	3.5
Fund, Class R6
Henderson Global Equity Income Fund,	3.2
Class R6
AQR Equity Market Neutral Fund, Class R6	3.0
AQR Managed Futures Strategy Fund,	2.9
Class R6
broader sell-off in sovereign bonds. The Fund's hedging assets were the worst performing area of the portfolio with defensive positions in US treasuries and gold suffering from the highly positive investor sentiment over the period.
Over the period, we made a number of portfolio changes in the run-up to, and immediate aftermath of, the US presidential election. Prior to the election, we reduced our emerging markets exposure through the sale of the iShares MSCI Emerging Markets ETF to reduce the sensitivity to a potential election shock while also taking profits on the position that had generated strong returns in the preceding six months.
Post-election, we entered two tactical trades, a position in the SPDR US Regional Banks ETF and the iShares Russell 2000 Value ETF. Both trades took advantage of the cyclical rotation that took place as investors priced in expansionary fiscal policy in the US. Both positions were highly successful, so much so that we exited the banks position in early-January and trimmed back our holding in the Russell 2000 Value ETF.
Looking forward, we continue to believe that we are entering a more supportive macro backdrop than we have seen in recent years. Growth and inflation across the global economy are normalizing and macro momentum is broadening. The challenge is that concurrent to this pick-up in economic growth, central banks are beginning to withdraw policy support and political shocks appear to be more frequent. Therefore, the potential for periods of market satisfaction to be disturbed by political shocks is high. With this in mind, we have balanced an increase in our allocation to risk assets with a renewed position in nominal treasuries. We prefer equities to bonds but are a long way from 'all-in'. A significant improvement in corporate earnings and a period of relative calm in the political sphere would likely be sufficient to draw us further in this direction.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
All Asset Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2017					Since
	NASDAQ	Six	One	Three	inception
At NAV	symbol	months	year	years*	(3/30/2012)*
Class A	HGAAX	1.91%	8.34%	2.32%	3.24%
Class C	HGACX	1.51	7.46	1.58	2.47
Class I	HGAIX	2.10	8.54	2.59	3.51
Class R6**	HGARX	2.13	8.59	2.58	3.50
With sales charge
Class A		-3.97%	2.12%	0.33%	1.99%
Class C		0.51	7.46	1.58	2.47
Index
3-month LIBOR (USD)		0.40%	0.69%	0.39%	0.38%
MSCI World Index		5.20	17.81	6.55	9.56
* Average annual return.
** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments, and like Class I shares, Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 1.40%, 2.16%, 1.13% and 1.09%, respectively. However, the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.60% of the Fund's average daily net assets, which is in effect until July 31, 2020. With respect to investments in affiliated underlying funds, the Fund's adviser has contractually agreed to reduce or waive the Fund's management fee to limit the combined management fees paid to the adviser for those assets to the greater of 1.00% or the affiliated underlying fund's management fee. Indirect net expenses associated with the Fund's investments in underlying investment companies are not subject to the contractual waiver. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. 3-Month LIBOR (London Interbank Offered Rate) (USD) is the interest rate participating banks offer to other banks for loans on the London market. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
Dividend & Income Builder Fund
Global equity markets rose during the six-month reporting period ended January 31, 2017. Within this period, the US market outperformed following the Republican victory in the US presidential election on the expectation of corporate tax reform and higher infrastructure spending. Other notable moves during the period included higher oil prices following an agreement from OPEC to curb production and higher US government bond yields following the election. Higher bond yields were driven by the expectation that expansionary fiscal policy could cause inflationary pressures to rise.
At the sector level, continued strength in economic data (such as US manufacturing production), meant cyclical sectors such as consumer discretionary and information technology performed well, while defensive sectors such as utilities and healthcare lagged.
For the six-month reporting period ended January 31, 2017, the Fund returned 0.80% (Class A at NAV) versus the benchmark MSCI World Index, which posted a return of 5.20%. The Fund continued to meet its income objectives over the period and is on track for annual dividend growth. Part of the reason for the underperformance was due to sector allocation, in particular, the overweight position in high dividend yield sectors such as telecommunications and consumer staples. The fixed income allocation was also a relative detractor over the period. At the individual stock level, the largest contributor to performance was Microsoft as it continues to successfully transition towards a subscription-based model for its software (such as Office 365).

Top 10 long-term holdings*
(at January 31, 2017)
As a percentage
Security/Issuer	of net assets
Microsoft Corp.	2.9%
Pfizer, Inc.	2.4
Nestle S.A.	2.3
Imperial Brands plc	2.2
Novartis AG	2.0
Chevron Corp.	2.0
RELX N.V.	2.0
Roche Holding AG	1.9
Siemens AG	1.8
Orange S.A.	1.8
Where we have fundamental concerns regarding a currency or have a material overweight position relative to the benchmark, we often choose to hedge a portion of the currency risk. For example, over the referendum regarding EU membership in the UK, we hedged a material portion of our Sterling exposure. This was a positive contributor to performance and we have reduced our hedge following the subsequent fall.
Within the equity allocation, the Fund continues to seek companies with both above-average yield and dividend growth. The equity allocation remained over 80% of the Fund, reflecting the managers' current bias towards equities over bonds. While corporate earnings growth has remained mixed in recent years, dividend growth has proven more consistent. In comparison to other asset classes, such as government or corporate bonds, it is our view that equities continue to be a good value, especially given the prospects for ongoing dividend growth. Within the fixed income allocation, the managers prefer credit risk over interest-rate risk; continuing their strategy of investing in high quality companies with attractive coupons.
If corporate tax reforms and greater infrastructure spending in the US drive higher economic growth, US and global equities should benefit. Higher economic growth should allow for greater sales and earnings growth for companies; ultimately driving dividend growth for shareholders. We continue to believe this outlook favors our existing strategy of identifying companies that pay an attractive and sustainable dividend and that have the capacity to grow over the medium- to long-term.
Within the fixed income allocation, we are beginning to see value in corporate bond markets which have repriced with the recent move in interest rates. Whilst the shift to fiscal stimulus under President Trump and divergent monetary policy in the US versus other major developed markets provide fundamental support for higher yields, in the short term it looks increasingly stretched in our eyes and opportunities are presenting themselves. In general, we remain relatively untroubled by default concerns within the portfolio.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
Dividend & Income Builder Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2017					Since
	NASDAQ	Six	One	Three	inception
At NAV	symbol	months	year	years*	(8/1/2012)*
Class A	HDAVX	0.80%	8.45%	3.68%	7.53%
Class C	HDCVX	0.37	7.57	2.88	6.71
Class I	HDIVX	0.94	8.71	3.93	7.77
Class R6**	HDRVX	0.94	8.64	3.90	7.76
With sales charge
Class A		-4.24%	3.06%	1.92%	6.30%
Class C		-0.63	7.57	2.88	6.71
Index
MSCI World Index		5.20%	17.81%	6.55%	11.14%
* Average annual return.
** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments, and like Class I shares, Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.00%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 1.28%, 2.05%, 1.05% and 1.10%, respectively. However, the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.05% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
Emerging Markets Fund
Following a prolonged period of poor returns for the asset class, appetite for emerging market risk stabilized over the course of 2016. For the six-month reporting period ended January 31, 2017, the Fund returned -0.04% (Class A at NAV), lagging the Fund's benchmark, the MSCI Emerging Markets Index, which returned 5.08%.
Over the period, our search for risk-aware exposure to the demographic opportunity offered by some emerging markets resulted in a due diligence review of family-controlled Heineken Holding N.V. The holding company, where the majority of the family's financial interests lie, trades at a discount to the more liquid Heineken N.V. In line with our investment philosophy, we are comfortable sacrificing liquidity for greater alignment with controlling shareholders. Heineken, which has been family-controlled for more than 140 years, has become a truly global brand. We have come to know the company via investments in its listed subsidiary, Nigerian Breweries, and Latin American partner, Quinenco. Heineken's volume mix is changing in favor of faster-growing developing markets where price points have scope to increase. We believe these factors underpin the investment case for longer-term investors, leading the Fund to accumulate a significant position during the period.
The portfolio continues to have a bias towards companies listed in markets that bore the brunt of commodity price declines such as Brazil, Chile and

Top 10 long-term holdings*
(at January 31, 2017)
As a percentage
Security	of net assets
Tiger Brands, Ltd.	3.4%
Uni-President Enterprises Corp.	3.3
Standard Bank Group, Ltd.	3.2
Newcrest Mining, Ltd.	3.0
Cia Cervecerias Unidas S.A., ADR	2.9
Housing Development Finance Corp., Ltd.	2.9
Duratex S.A.	2.8
Standard Foods Corp.	2.7
Mahle-Metal Leve S.A.	2.5
Quinenco S.A.	2.5
South Africa. The resulting economic shock resulted in weaker currencies, more attractive valuations and the tantalizing possibility of improving national governance. During the period, we initiated positions in African Oxygen, which sells industrial gasses across Africa, and Nampak, Africa's leading packaging company. Both businesses face short-term headwinds that have resulted in attractive valuations for long-term investors to invest in the secular growth of African markets.
Despite a small decline in the valuation of some good quality companies towards the end of 2016, many of Asia's best domestic businesses remain too expensive for our taste. With that said, the correction did provide us with an opportunity to purchase a stake in LG Household & Healthcare, an extremely well-run and leading consumer business in Korea, at what appears to be a reasonable valuation. We have been investors in the parent company LG Corporation for some time and are comfortable with the governance at the LG group thanks to its transparent corporate structure.
Less positively, some emerging markets that have come to be seen as relatively stable may not be insulated from the populist wave sweeping the developed world. During 2016, the Polish government adopted a more interventionist stance and left-wing politicians in Chile recently proposed changes to the regulation of water utilities. Both of these developments negatively affected the strategy over the period. In the absence of an improvement in broad-based economic growth this type of populist risk to investment returns is likely to increase.
Our strict valuation discipline and focus on only the highest-quality companies aims to provide downside protection over and above seeking exposure to the long-term opportunity of rising living standards in some parts of the developing world. We will not sacrifice quality for the benefit of short-term momentum. In line with our more cautious view, the strategy's cash level increased over the course of the reporting period.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
Emerging Markets Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2017						Since
	NASDAQ	Six	One	Three	Five	inception
At NAV	symbol	months	year	years*	years*	(12/31/2010)*
Class A	HEMAX	-0.04%	21.61%	2.13%	2.17%	-1.12%
Class C	HEMCX	-0.39	20.77	1.39	1.42	-1.86
Class I	HEMIX	0.11	22.03	2.42	2.44	-0.87
Class R6**	HEMRX	0.13	22.05	2.42	2.44	-0.87
With sales charge
Class A		-5.84%	14.56%	0.14%	0.97%	-2.08%
Class C		-1.39	20.77	1.39	1.42	-1.86
Index
MSCI Emerging Markets Index		5.08%	25.88%	1.81%	0.55%	-0.99%
* Average annual return.
** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments, and like Class I shares, Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base, performance may be impacted by portfolio turnover to a greater degree than it may be in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 2.37%, 3.17%, 2.10% and 2.18%, respectively. However, the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.20% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
European Focus Fund
European equities posted a slight gain in dollar terms over the six-month reporting period ended January 31, 2017, which was dominated by the lead up to and aftermath of the US Presidential election. After declining leading into November, developed markets rallied globally upon the election of Donald Trump driven by upgrades to global growth expectations and hopes for reflation given Trump's planned fiscal spending. While Europe rallied alongside the US in local currency terms, US dollar strength weighed on returns until its depreciation in January. The 'Trump Rally' also helped push through the rotation in market leadership from growth/defensive stocks to value/cyclical stocks in Europe which was a big phenomenon in European equity markets after several years of growth/defensives outperformance. This caused unloved areas of the market like banks and the broad consumer discretionary sector to perform strong while predictable and high yielding areas such as consumer staples and utilities sold off. We believe that the improving macroeconomic backdrop in Europe, increased optimism for earnings growth and signs of the return of inflation should help the effects of the rotation to persist for a while longer and this should suit the valuation sensitive, opportunistic style of the Fund.
For the six-month reporting period ended January 31, 2017, the Fund returned -3.26% (Class A at NAV) versus a return of 2.94% by the Fund's benchmark, MSCI Europe Index. The Fund's exposure to

Top 10 long-term holdings*
(at January 31, 2017)
As a percentage
Security	of net assets
Teva Pharmaceutical Industries, Ltd., ADR	7.8%
Bayer AG	4.7
Renault S.A.	4.5
Nokia Oyj	4.2
Continental AG	4.0
Dufry AG	4.0
BT Group plc	4.0
Shire plc	3.7
TUI AG	3.2
Saga plc	3.0
pharmaceutical companies proved to be detractive with holdings such as Teva Pharmaceutical, Roche and Shire among the weaker performers. There was also underperformance from telecom-related holdings; Inmarsat, BT Group and Nokia. Travel-related exposure was a positive with TUI, Carnival and Norwegian Cruise Lines all performing well while financials holdings Barclays, Aviva and Intesa Sanpaolo also contributed positively to performance.
During the period, the Fund took a position in Koç Holding, a Turkish conglomerate that owns several businesses with leading competitive positions in Turkey in areas such as autos, energy, finance and white goods. A position was added in British telecommunications company BT Group; telecoms was the worst performing sector in Europe in 2016 but this provided the opportunity to add a fairly steady company which is making inroads in UK TV subscriptions given their strong sports offering. Other positions added included clothing retailer Hennes & Mauritz, telecoms equipment firm Ericsson and British retailer Marks & Spencer.
The Fund exited its position in Genmab, the Danish biotech company, taking profits on a long-term holding. The takeover of UK chip designer, ARM Holdings, by Japan's SoftBank allowed the Fund to exit at a large profit. Aberdeen Asset Management was also sold after the tailwinds for the share price provided by stronger investor appetite for emerging markets took a turn for the worse upon President Trump's election. Other sales included telecoms group Liberty Global, Finnish steel company Outokumpu and Italian postal and financial services provider Poste Italiane.
Expectations for European equity performance in 2017 are low despite a solid macro backdrop and increasing optimism on earnings growth. We believe that the political risks to Europe are now well understood and, to a degree, priced in. Therefore, our stance is more cautiously optimistic for European equities in 2017 but we are also conscious of the impact currencies may have on returns for US investors.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
European Focus Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2017							Since
	NASDAQ	Six	One	Three	Five	Ten	inception
At NAV	symbol	months	year	years*	years*	years*	(8/31/2001)*
Class A	HFEAX	-3.26%	0.13%	-2.24%	6.13%	3.86%	13.07%
Class C	HFECX	-3.64	-0.66	-3.00	5.30	3.07	12.23
Class I**	HFEIX	-3.13	0.39	-2.00	6.42	4.08	13.23
Class R6***	HFERX	-3.15	0.38	-2.01	6.41	4.08	13.23
With sales charge
Class A		-8.82%	-5.64%	-4.15%	4.88%	3.25%	12.64%
Class C		-4.64	-0.66	-3.00	5.30	3.07	12.23
Index
MSCI Europe Index		2.94%	9.52%	-0.67%	6.33%	1.11%	5.48%
* Average annual return.
** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for periods prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of investments. Class I shares are not subject to a front-end sales charge or a distribution fee.
*** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments, and like Class I shares, Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 1.29%, 2.08%, 1.05% and 1.06%, respectively. As stated in the Statement of Additional Information (SAI), the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.75% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
Global Equity Income Fund
Global equity markets rose during the six-month reporting period ended January, 31, 2017, as global economic data as a whole (such as unemployment rates and industrial production) surpassed expectations. However, geographic performance was widely dispersed. The US outperformed following the Republican victory in the presidential election on the expectation of future corporate tax reform and higher infrastructure spending. This also caused the US dollar to rise relative to other global currencies such as the Euro and the Japanese yen.
At the sector level, energy was among the best performers following an agreement by OPEC to curb oil production and a subsequent rise in the oil price to over $55/barrel. Financials also performed well following an interest rate hike from the Federal Reserve in December based on the expectation that in a rising rate environment their margins can begin to improve, leading to earnings upgrades. In contrast, a rise in bond yields meant that more defensive sectors (such as consumer staples and healthcare) underperformed.
For the reporting period ended January 31, 2017, the Fund returned 1.76% (Class A at NAV) versus the benchmark MSCI World Index which posted a return of 5.20%. The Fund continued to meet its high income objectives over the period. Relative performance was largely a result of country allocation, in particular the underweight position in

Top 10 long-term holdings*
(at January 31, 2017)
As a percentage
Security	of net assets
Royal Dutch Shell plc, A Shares	3.3%
Siemens AG	3.1
BP plc	3.0
Novartis AG	2.9
British American Tobacco plc	2.6
Sumitomo Mitsui Financial Group, Inc.	2.5
Nordea Bank AB	2.1
Singapore Telecommunications, Ltd.	2.1
Vodafone Group plc	2.0
Roche Holding AG	1.9
the US market as a result of its low dividend yield. By sector, the Fund's overweight in defensive sectors such as telecommunications and utilities detracted from relative performance. The Fund did, however, benefit from good stock selection in sectors such as health care, consumer staples and industrials.
Where we hold material overweight positions in a country relative to the benchmark or have fundamental concerns regarding a currency we often choose to hedge some of the currency risk. Over the referendum regarding EU membership in the UK we hedged a material portion of our Sterling exposure. This was a positive contributor to performance and following the subsequent fall we have reduced our hedge. We continue to hold a small hedge on the Australian dollar, which is a high dividend yield market so the Fund tends to hold a structural overweight position.
The Fund's strategy of seeking a high dividend yield naturally draws us to markets which are higher yielding, such as the UK and Europe. In Europe we are encouraged by the loose monetary conditions put in place by the European Central Bank and improving economic growth. We also find valuations more attractive relative to US peers.
If the US enters a period of higher economic growth driven by higher infrastructure spending and corporate tax reform, this should be positive for US and global equities. Muted global economic growth in recent years has led to low sales growth and a lack of operating leverage for companies. If we enter a period of higher economic growth, this should allow companies to grow sales and earnings (and therefore dividends) at a faster pace. We will continue with our existing strategy of identifying companies that pay an attractive and sustainable dividend that have capacity to grow over the medium- to long-term.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
Global Equity Income Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2017							Since
	NASDAQ	Six	One	Three	Five	Ten	inception
At NAV	symbol	months	year	years*	years*	years	(11/30/2006)*
Class A	HFQAX	1.76%	9.26%	2.78%	7.09%	3.34%	3.59%
Class C	HFQCX	1.39	8.49	1.99	6.29	2.56	2.81
Class I**	HFQIX	2.04	9.68	3.06	7.38	3.57	3.81
Class R6***	HFQRX	2.06	9.74	3.08	7.39	3.57	3.81
With sales charge
Class A		-4.03%	3.00%	0.76%	5.83%	2.73%	2.99%
Class C		0.39	8.49	1.99	6.29	2.56	2.81
Index
MSCI World Index		5.20%	17.81%	6.55%	10.48%	4.54%	4.83%
MSCI World High Dividend Yield Index		1.52	15.78	5.45	9.32	3.80	4.12
* Average annual return
** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for periods prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of investments. Class I shares are not subject to a front-end sales charge or a distribution fee.
*** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments, and like Class I shares, Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 1.17%, 1.93%, 0.92% and 0.87%, respectively. As stated in the Statement of Additional Information (SAI), the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.15% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers during those periods, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World High Dividend Yield Index aims to objectively reflect the high dividend yield opportunity set within the MSCI World Index. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
Global Technology Fund
It was a strong period for technology equities as they outperformed global equities. Buoyed by optimism for global growth and reflation, global equities rallied strongly after the election of Donald Trump as US President.
For the six-month reporting period ended January 31, 2017, the Fund returned 9.85% (Class A at NAV) versus the benchmark, MSCI AC World Information Technology Index, which posted a return of 9.96%. Specific detractors included Nokia, the Finnish telecoms equipment company; the industry faced challenges in 2016 as carriers reigned in spending. However, Nokia boasts a management with a good track record in capital allocation and in operational efficiency that trades on a very attractive valuation. Nokia's results later in January demonstrated this. Cognizant also underperformed. The IT services company is a user of visas that allows offshore workers to work in countries where they are not citizens. Rhetoric surrounding visa restriction and its potential impact from the new US administration weighed on the name. Other detractors included Vipshop, the Chinese online discount retailer, IT services company, EPAM, and the fund's cash position (in light of market strength).
Micron performed well. Having operated in a very fragmented memory industry that has now consolidated to three players (including Samsung), coupled with a slowing Moore's Law (reduction in

Top 10 long-term holdings*
(at January 31, 2017)
As a percentage
Security	of net assets
Apple, Inc.	7.6%
Facebook, Inc., Class A	7.2
Alphabet, Inc., Class A	5.6
Samsung Electronics Co., Ltd.	4.7
Alphabet, Inc., Class C	4.3
Visa, Inc., A Shares	3.9
Microsoft Corp.	3.7
Tencent Holdings, Ltd.	3.6
Cisco Systems, Inc.	3.5
Broadcom, Ltd.	3.4
pace of computer power advancement), we believe Micron should benefit from more restrained supply leading to better pricing and margins. Cavium and Broadcom contributed to performance. Both Cavium and Broadcom are exposed to growth areas in semiconductors like networking, datacenter and cloud infrastructure. NXP Semiconductors also performed well. The company agreed to a $110 bid from Broadcom with the deal due to be completed by the end of 2017. Other positive performers included Samsung and Western Digital.
Notable activity over the period included the initiation of a position in Xilinx, a fabless semiconductor design company. The company has a strong franchise in wireless chips alongside some interesting and underappreciated opportunities in artificial intelligence and autonomous driving. A position was also added in Texas Instruments. Texas Instruments has a very strong franchise in analog semiconductors and a strong track record in capital allocation. Texas Instruments is also likely a beneficiary of US tax reform. Qualcomm was sold, as was Paypal.
The long-term drivers of technology remain intact as it continues to take share versus the old economy, driven by demographics and innovation. The relative valuation of the sector is attractive, especially given the balance sheet strength. We continue to focus bottom-up on powerful secular themes and growth at a reasonable price.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
Global Technology Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2017							Since
	NASDAQ	Six	One	Three	Five	Ten	inception
At NAV	symbol	months	year	years*	years*	years*	(8/31/2001)*
Class A	HFGAX	9.85%	21.00%	8.68%	11.82%	9.09%	8.85%
Class C	HFGCX	9.43	20.12	7.83	10.95	8.26	8.04
Class I**	HFGIX	10.04	21.36	8.94	12.11	9.32	9.00
Class R6***	HFGRX	9.99	21.30	8.94	12.11	9.32	9.00
With sales charge
Class A		3.55%	14.05%	6.55%	10.50%	8.45%	8.43%
Class C		8.43	20.12	7.83	10.95	8.26	8.04
Index
MSCI AC World IT Index		9.96%	26.06%	13.43%	14.24%	8.39%	6.90%
S&P 500		5.96	20.04	10.85	14.09	6.99	6.78
* Average annual return.
** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the periods prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of investments. Class I shares are not subject to a front-end sales charge or a distribution fee.
*** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments, and like Class I shares, Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 1.35%, 2.12%, 1.11% and 1.10%, respectively. As stated in the Statement of Additional Information (SAI), the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.75% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
 Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The MSCI AC World IT Index is a free float adjusted market capitalization weighted index designed to measure the equity market performance of the Information Technology stocks within the MSCI AC World Index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
High Yield Opportunities Fund
The US high yield market performed well over the six-month period led by a recovery in oil prices and commodity sub-sectors. The high yield market yield spreads have tightened as the asset class performed admirably since the election in early November given the steep increase in rates. The sharp increase in LIBOR rates has created a strong technical demand for loans; however, over 70% of leveraged loans tracked by JPM are now trading over par.
For most of the period, higher quality rated bonds (double-B) outperformed lower quality rated bonds (triple-C). The energy sector now represents over 26% of the emerging markets high yield segment as compared to 15% for US high yield and only 6% for European high yield.
The 12 month default rate is 3.6% (4.3% including distressed debt exchanges), but only 0.80% excluding energy and metals and mining. Not only have the commodity sectors had a big impact on the headline default rate, but they have also created an historical skew to recovery rates. Last twelve month recovery rates for high yield debt has been only 27% as compared to historical averages of 40-45%. During January, there were 38 credit rating upgrades ($65 billion) versus 45 credit rating downgrades ($63 billion) in the high yield market.
For the six-month reporting period ended January 31, 2017, the Fund returned 7.44% (Class A at NAV) versus the benchmark BofAML US High Yield

Top 10 long-term holdings*
(at January 31, 2017)
As a percentage
Security/Issuer	of net assets
Intelsat Jackson Holdings S.A.	2.7%
Nuance Communications, Inc.	2.6
CCO Holdings LLC	2.5
SFR Group S.A.	2.2
Frontier Communications Corp.	2.1
PetSmart, Inc.	1.8
Sprint Corp.	1.7
Murray Energy Corp. 2015 Term Loan B	1.7
NRG Energy, Inc.	1.6
Valeant Pharmaceuticals International, Inc.	1.5
Constrained Index return of 6.23%. The portfolio benefited from positioning in the higher quality part of the triple-C space and an increase in weighting to the energy and mining sectors. We believe that the peer group is relatively underweight to energy as well given the deficit (shrinking) between the peer group average return and the benchmark return over the reporting period.
The Fund is currently positioned in line with the benchmark as far as credit risk (as measured by yield), spread, and weighted average credit rating. Within the energy sector, we decreased the underweight position since the second quarter of 2016 and have focused on higher quality Exploration & Production companies as well as midstream companies. We continue to be selective in the new issue market. We have made a conscious effort to add risk to the portfolio over the last nine months but have found it difficult given the challenging secondary market liquidity and the higher quality bias of the new issue calendar.
Our energy outlook has improved given the fact that oil has moved from $25 to $53 per barrel; furthermore, most of the defaults and distressed exchanges that we expected to occur in the energy sector have taken place. We will look to keep the portfolio slightly above the benchmark as far as yield and spread and rely on credit selection as the main driver of alpha over the next few months and quarters. Low global government bond yields continue to drive strong demand for high yield bonds and leveraged loans on both the retail and institutional side. We expect this trend to continue. We are less excited about leveraged loans as valuations are stretched. We expect the prospects for trade tariffs, changes in tax deductibility of interest and potentially lower corporate tax rates in the US to have a muted impact on US HY issuers when compared to US investment grade issuers.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
High Yield Opportunities Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2017					Since
	NASDAQ	Six	One	Three	inception
At NAV	symbol	months	year	year*	(4/30/2013)*
Class A	HYOAX	7.44%	18.70%	5.69%	6.56%
Class C	HYOCX	7.08	17.83	4.91	5.77
Class I	HYOIX	7.61	18.87	5.93	6.80
Class R6**	HYORX	7.64	18.96	5.96	6.82
With sales charge
Class A		2.33%	13.00%	4.00%	5.19%
Class C		6.08	17.83	4.91	5.77
Index
BofAML US High Yield Master II Constrained Index		6.23%	20.98%	4.94%	4.86%
* Average annual return.
** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments, and like Class I shares, Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base, performance may be impacted by portfolio turnover to a greater degree than it may be in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 1.25%, 2.06%, 1.05% and 0.99%, respectively. However, the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.68% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
International Long/Short Equity Fund
International equities rallied over the period with developed markets buoyed by hopes for reflation and growth upgrades as a result of Donald Trump's election as President of the United States. After performing strongly in the first three quarters of 2016, Asian (ex-Japan) and emerging markets equities sold off quite strongly in November with the new President striking a protectionist tone, however both recovered ground in January. A major theme in the markets was the rotation from deflationary to reflationary assets and this caused a sharp shift from growth and defensives equity market leadership to value and cyclicals; a big change given the significant period, especially in Europe, defensives and growth had outperformed value and cyclicals.
For the six-month reporting period ended January 31, 2017, the Fund returned 1.69% (class A at NAV) versus the benchmark, MSCI EAFE USD Hedged Index, which posted a return of 9.15%. The Fund ran with an average net exposure to the market of around 20% over the period, this underexposure to the rising market saw the Fund underperform relative to the benchmark; however, the Fund did post a positive absolute return.

Top 5 "Long" Holdings (including equity swaps)*
(at January 31, 2017)
As a percentage
Security	of net assets
Providence Resources plc	2.8%
Lekoil, Ltd.	2.4
BNN Technology plc	2.1
Samsung Electronics Co., Ltd.	2.1
Teva Pharmaceutical Industries, Ltd., ADR	2.0

Top 5 "Short" Holdings (including equity swaps)*
(at January 31, 2017)
As a percentage
Security	of net assets
ICA Gruppen AB	(2.2)%
ANA Holdings, Inc.	(2.0)
Kuehne & Nagel International AG	(1.9)
Mitie Group plc	(1.7)
Komatsu, Ltd.	(1.7)
The Fund's long books contributed positively to performance, in particular the UK and Europe strategies' long books performed well. The Fund's long exposure to energy was a positive with Providence Resources, Lekoil and African Petroleum all contributing to performance as oil companies continue to recover. Long technology exposure was another positive with positions in e2v technologies, Samsung and Largan Precision all performing well. Detractors from the long books included Teva Pharmaceutical, due to the invalidation of some of its drug copaxone's patents, BNN Technology and BT Group which reported a deeper than expected write down on its Italian business. In aggregate, the Fund's short books detracted from performance.
Fund activity included the purchase of a long position in German pharma and agribusiness company, Bayer, by the Europe strategy. The Europe strategy also added long positions in Swedish engineering firm, Alfa Laval and exited long positions in Aberdeen Asset Management and Finnish cranes company, Konecranes. The Japan strategy closed out its long positions in financial holdings, Mitsubishi UFJ and Tokio Marine and also exited its position in manufacturer, Murata. Also sold over the period were Catcher Technology, the Taiwanese die-casting firm by the Asia strategy, and e2v Technologies, a semiconductor firm by the UK strategy. The Japan strategy added a long position in Mitsubishi Motors and exited long positions in bank, Mitsubishi UFJ, and insurer, Tokio Marine.
Developed market equities finished 2016 strongly on a wave of optimism. Our sense, however, is that some of the optimism may have gone slightly too far in the case of the US. International has its challenges but we believe that with the relatively solid macro backdrop in Europe, Japan continuing to look intriguing, and depressed valuations in emerging markets, International could be a good place to be for investors in 2017.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
International Long/Short Equity Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2017				Since
	NASDAQ	Six	One	inception
At NAV	symbol	months	year	(12/9/2014)*
Class A	HLNAX	1.69%	-3.22%	-0.17%
Class C	HLNCX	1.62	-3.71	-0.82
Class I	HLNIX	2.10	-2.72	0.22
Class R6**	HLNRX	2.12	-2.81	0.19
With sales charge
Class A		-4.19%	-8.82%	-2.88%
Class C		0.62	-3.71	-0.82
Index
MSCI EAFE Index (USD Hedged)		9.15%	13.38%	5.64%
* Average annual return.
** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments, and like Class I shares, Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base, performance may be impacted by portfolio turnover to a greater degree than it may be in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares excluding dividends and interest expenses on securities sold short are 4.12%, 5.99%, 4.70% and 4.39%, respectively. However, the Fund's adviser has agreed to contractually waive its management fee and, if necessary, reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies and dividends and interest expense on securities sold short) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.50% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index (USD Hedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada and excluding the effect of currency translations. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
International Opportunities Fund
International equities rallied over the period with developed markets buoyed by hopes for reflation and growth upgrades as a result of Donald Trump's election as President of the United States. After performing strongly in the first three calendar quarters of 2016, Asian (ex-Japan) and emerging markets equities sold off quite strongly with the new President striking a protectionist tone.
For the six-month reporting period ended January 31, 2017, the Fund returned 0.07% versus the MSCI EAFE Index's return of 3.60%. The Fund struggled in the second half of 2016 with sector favorability rotation in Europe following the Brexit decision and the reaction to Trump's election as President saw the previously outperforming EuropeGrowth, Emerging Markets and Asia-Pacific sub-portfolios erase their gains. Stock specific issues prevented the more cyclically positioned Pan Europe sub-portfolio from taking full advantage of the rotation while macro headwinds made Japan a difficult place for the active investor.
Exposure to pharmaceutical names such as Teva, Lupin and Roche was detractive to performance as political rhetoric weighed on share prices in the space as product pricing concerns grow. The Fund's exposure to outsourcers also detracted with the outlook for the industry deteriorating; the Fund had positions in Capita and Sodexo. Financials exposure was broadly positive with banks' share prices boosted by rising bond yields; British bank Barclays

Top 10 long-term holdings*
(at January 31, 2017)
As a percentage
Security	of net assets
Renault S.A.	3.1%
Continental AG	3.1
Fresenius SE & Co., KGaA	2.9
Deutsche Post AG	2.9
SAP SE	2.8
Amadeus IT Group S.A.	2.7
Roche Holding AG	2.5
Teva Pharmaceutical Industries, Ltd., ADR	2.4
Bayer AG	2.4
Housing Development Finance Corp., Ltd.	2.3
was the Fund's best performer over the period while the Fund's holdings in Spanish and Japanese banks, BBVA and Sumitomo Mitsui Financial Group, also contributed to performance. The Fund's energy holdings also contributed positively with Lundin Petroleum performing especially well.
During the period, the Pan Europe sub-portfolio added a position in German pharmaceuticals and agriculture firm, Bayer, taking advantage of share price weakness with some questioning whether their proposed acquisition of Monsanto will receive regulatory approval. The Europe Growth sub-portfolio added some banks exposure by taking a position in Credit Agricole while also taking a position in consumer goods company, Reckitt Benckiser. Sales included Baidu, the Chinese internet company, by the Asia-Pacific sub-portfolio and Delphi Automotive, the components company, by the Global Growth sub-portfolio.
We adjusted the flow allocation of the Fund in January; the idea being to even out the flows in and out of the Fund for the sub-portfolios, rather than as a result of a macro view. The Emerging Markets sub-portfolio was increased by 1%, the Global Growth sub-portfolio by 1.5% and the Japan sub-portfolio by 1%. The Europe Growth sub-portfolio was reduced by 3% and the Asia-Pacific sub-portfolio by 0.5%. We also closed the hedge on the yen as we view the strength of the US dollar as in its latter stages given how crowded the long dollar trade has become. The hedge against sterling remains as we are cognizant of the risks relating to sterling's sensitivity to news-flow regarding Brexit.
Developed market equities finished 2016 strongly on a wave of optimism. Our sense, however, is that some of the optimism may have gone too far in the case of the US. International has its challenges but we believe that with the relatively solid macro backdrop in Europe, Japan continuing to look intriguing, and depressed valuations in emerging markets, International could be a good place to be for investors in 2017.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
International Opportunities Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2017							Since
	NASDAQ	Six	One	Three	Five	Ten	inception
At NAV	symbol	months	year	years*	years*	years*	(8/31/2001)*
Class A	HFOAX	0.07%	5.71%	0.76%	7.15%	2.48%	8.31%
Class C	HFOCX	-0.28	4.95	-0.01	6.32	1.70	7.50
Class I**	HFOIX	0.25	6.03	1.05	7.46	2.71	8.46
Class R***	HFORX	0.10	5.38	0.47	6.81	2.19	8.02
Class R6****	HFOSX	0.19	6.05	1.02	7.44	2.70	8.46
Class IF*****	HFITX	0.24	6.01	0.85	7.21	2.51	8.33
With sales charge
Class A		-5.69%	-0.35%	-1.21%	5.89%	1.87%	7.89%
Class C		-1.28	4.95	-0.01	6.32	1.70	7.50
Index
MSCI EAFE Index		3.60%	12.59%	1.17%	6.52%	1.44%	5.51%
* Average annual return.
** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for periods prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of investments. Class I shares are not subject to a front-end sales charge or a distribution fee.
*** Class R shares commenced operations on September 30, 2005. The performance for Class R shares for periods prior to September 30, 2005 is based on the performance of Class A shares, adjusted for the higher expenses applicable to R shares. Performance for Class R shares would be similar because the shares are invested in the same portfolio of investments. Class R shares are not subject to a front-end sales charge but are subject to a distribution fee of 0.50%.
**** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments, and like Class I shares, Class R6 shares are not subject to a front-end sales charge or a distribution fee.
***** Class IF shares commenced operations on March 31, 2016. The performance for Class IF shares for periods prior to March 31, 2016 is based on the performance of Class A shares. Performance for Class IF shares would be similar because the shares are invested in the same portfolio of investments. Class IF shares are not subject to a front-end sales charge but are subject to a distribution fee of 0.05%.
Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Class R shares have no front-end sales charge or CDSC. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, R, I, R6 and IF shares are 1.36%, 2.12%, 1.68%, 1.07%, 1.09%, and 1.05%, respectively. As stated in the Statement of Additional Information (SAI), the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.75% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
International Small Cap Fund
The Fund successfully launched in mid-December 2016 covering the European, Asian and Japanese small cap markets. We have introduced seventy one holdings to the portfolio offering good diversification by geography, sector and individual holdings. Our value biased stock picking has caused us to have a bias toward Europe at the expense of Asia and Japan at January 31, 2017. The Fund is also overweight the technology, financial and materials sectors, again this is predominantly driven by our bottom up stock selection.
Although it is early days for the Fund, it has been encouraging to post both positive absolute and relative returns. The Fund returned 7.20% versus the MSCI EAFE Small Cap Index which returned 6.24% over the period from inception, December 15, 2016, to January 31, 2017. The Fund's biggest contributors to performance included Granges, a Swedish Aluminium manufacturer, Lenzing, an innovative textile manufacturer using pulp raw materials, Fujimi, a Japanese silicon wafer materials manufacturer, Logitech, which manufactures computer mice and smart home devices, DFDS, a passenger and freight shipping company in Northern Europe, and Moneysupermaket.com, a finance and travel comparison website. The variety contained within our top contributors serves to highlight the attractive niches offered in the international small cap space.

Top 10 long-term holdings*
(at January 31, 2017)
As a percentage
Security	of net assets
Granges AB	1.7%
Lenzing AG	1.7
Dfds A/S	1.6
Logitech International S.A.	1.5
Scandic Hotels Group AB	1.5
Moneysupermarket.com Group plc	1.5
Fujimi, Inc.	1.5
Cie Plastic Omnium S.A.	1.5
ASM International N.V.	1.5
en-japan, Inc.	1.5
January 2017 will be best remembered for the official inauguration of President Trump, and with it the first clues of what to expect from his presidency ahead. He has already pulled out of the Trans-Pacific Partnership (TPP), confirmed his intention to build 'the wall' on the Mexican border and has temporarily banned nationals from seven majority Muslim countries entering the US. This saw the 'reflation trade' that has been underway since the election give back some ground towards the end of the reporting period. Aside from the political pantomime, economic data continued to surprise positively, which we believe could offer a good environment for earnings growth for smaller international companies.
The political calendar remains heavy in 2017, with investors now looking to the French election as the next potential flash point. While it seems unlikely Le Pen will be elected President, the recent drop in popularity of the leading favorite, François Fillon, demonstrates how quickly things can change. Otherwise, we believe the macroeconomic backdrop is providing a good environment for the value-biased stock picker.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
International Small Cap Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2017		Since
	NASDAQ	inception
At NAV	symbol	(12/15/16)
Class R6	HSQRX	7.20%
Index
MSCI EAFE Small Cap Index		6.24%
Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base, performance may be impacted by portfolio turnover to a greater degree than it may be in the future. NAV is the value of one share of the Fund. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.
As stated in the current prospectus, the Fund's annual operating expense ratio (gross) for class R6 shares is estimated to be 4.64% for the first fiscal year. However, the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.24% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small cap representation across developed markets, excluding the US and Canada. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
Strategic Income Fund
The primary event at the end of the reporting period was again political with the unexpected election of Donald Trump as President of the United States. This caused a material shift in expectations for fiscal stimulus at a time when the pick-up in global economic data which had begun in the late summer was strengthening. This proved fertile ground for a US reflation trade in financial markets; specifically a stronger US dollar and higher US bond yields. Credit markets performed well in this environment with a significant tightening in credit spreads over the most recent calendar quarter. It should be noted that the US bond market suffered disproportionately in the bond sell-off with German bunds and Japanese government bonds relatively immune from the drawdown. The Trump victory has served to exacerbate a trend which was already underway in terms of the divergence in developed market bond yields.
For the six-month reporting period ended January 31, 2017, the Fund returned 0.56% (Class A at NAV) versus the benchmark 90-Day LIBOR (USD) return of 0.40%.
The gyrations in bond markets provided ample asset allocation opportunity. The Fund built a significant position in four-year and under Australian government bonds. This is the one economy which appears to have slowed rapidly in the second half of 2016 when most other economies were accelerating. In addition, there is a longer-term positive story for bondholders relating to the overheated and now slowing housing market and

Top 10 long-term holdings*
(at January 31, 2017)
As a percentage
Security/Issuer	of net assets
Australia Government Bond	11.5%
iShares US Preferred Stock ETF	2.9
Prudential plc	1.8
Virgin Media Secured Finance plc	1.7
Wachovia Capital Trust III	1.6
Tesco plc	1.6
UBS Group A.G.	1.6
Equinix, Inc. Term Loan B	1.5
Berry Plastics Group, Inc. Term Loan D	1.5
ConvaTec Healthcare D Sarl, Term Loan B	1.5
over-indebted consumer combined with disappointing and below target inflation measures. We reduced rates sensitive investment grade bonds and increased high yield. We also added to US bank preferred stocks following their sell off in line with the rates market. We actively traded interest rate futures during the period in order to cheaply and quickly adjust the duration position of the portfolio. This contributed significantly to performance.
Our approach to corporate bonds in the current environment is to focus on income return and to exercise caution in terms of the companies we lend money to e.g. avoidance of commodity exposure entirely. In addition, we retain our holdings in legacy European banking bonds, which although cyclical, are being phased out as Tier 1 capital under new regulations.
We expect the first calendar quarter of 2017 to be associated with rising headline inflation measures as a result of a 12 month commodity price rally. Based on leading indicators that we follow the growth data could well also peak by early spring 2017. This is a challenging backdrop for bond markets and it will be very important to watch how Central Banks respond or don't respond to this cyclical impulse - any unexpected hawkishness (e.g. a rate rise from the Federal Reserve in March) is perhaps the greatest threat now given how yields have sold off and priced in much of the cyclical uptick already. The broader credit cycle remains relatively mundane - no signs of a change to the low default rate regime in Europe and rapidly falling defaults in US high yield to come as the commodity defaults of 2016 fall out of the 12 month numbers. Going forward the key risk to credit markets in 2017 is the election calendar in Europe and the risk of an anti-establishment breakthrough in this region of the world. We remain concerned about all the long-term structural factors inhibiting global growth. With this in mind we continue our sensible income strategy. We continue to be very choosey in our stock selection given the relative maturity of the elongated credit cycle. Collating reliable coupons for our investors will be the main driver of returns going forward.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
Strategic Income Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2017							Since
	NASDAQ	Six	One	Three	Five	Ten	inception
At NAV	symbol	months	year	years*	years*	years*	(9/30/2003)*
Class A	HFAAX	0.56%	6.33%	4.25%	5.61%	3.55%	5.19%
Class C	HFACX	0.18	5.56	3.45	4.79	2.72	4.37
Class I**	HFAIX	0.69	6.61	4.51	5.84	3.68	5.29
Class R6***	HFARX	0.72	6.67	4.57	5.87	3.70	5.30
With sales charge
Class A		-4.26%	1.23%	2.58%	4.58%	3.04%	4.80%
Class C		-0.82	5.56	3.45	4.79	2.72	4.37
Index
3-month LIBOR (USD)		0.40%	0.69%	0.39%	0.39%	1.24%	1.70%
Barclays Global Agg Credit
USD Hedged		-1.87	5.16	3.85	4.12	4.88	4.66
* Average annual return.
** Class I shares commenced operations on April 29, 2011. The performance for Class I shares for periods prior to April 29, 2011 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of investments. Class I shares are not subject to a front-end sales charge or a distribution fee.
*** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments, and like Class I shares, Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 1.06%, 1.82%, 0.81% and 0.75%, respectively. However, the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.85% of the Fund's average daily net assets, which will remain in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Barclays Capital Global Aggregate Credit (USD) Hedged Index is a broad-based measure of the global investment-grade and high yield fixed-rate markets. 3-Month LIBOR (London Interbank Offered Rate) (USD) is the interest rate participating banks offer to other banks for loans on the London market. The Fund is professionally managed while the Indices are unmanaged and not available for investment and do not include fees, expenses or other costs. Results in the table and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Commentary
US Growth Opportunities Fund
Over the six-month reporting period ended January 31, 2017, US equity markets were strong with the S&P 500 up nearly 6% and small cap equities (Russell 2000 Index) up over 11%. This resilient performance came after the US Presidential election as Donald Trump unexpectedly won; his pro-business and pro-growth policies expected to be good for the US economy and markets. Small cap US companies should have an advantage; historically they profit from a stronger US economy as their revenues are typically more skewed towards US customers and they would disproportionally benefit from a reduction in the corporate tax rate due to their higher marginal rates.
From a quality perspective the period was very heavily skewed towards low quality companies (rated B or lower by S&P), which returned 9.31% for the period versus 3.75% for high quality companies (rated B+ or higher). Additionally, factor attribution indicated a bias for companies that trade on a low price to earnings ratio (P/E) and those with high betas.
For the six-month reporting period ended January 31, 2017, the Fund returned 0.99% (Class A at NAV) versus the benchmark, Russell 3000 Growth Index, which posted a return of 4.54%. The underperformance was the result of the outperformance of low quality stocks as well as specific stock selection.
Stock selection within the consumer discretionary and technology sectors led underperformance. Within consumer discretionary, Tractor Supply Co., Under

Top 10 long-term holdings*
(at January 31, 2017)
As a percentage
Security	of net assets
Bank of the Ozarks, Inc.	4.0%
Fiserv, Inc.	3.9
Adobe Systems, Inc.	3.6
Raymond James Financial, Inc.	3.6
The TJX Companies, Inc.	3.5
Costco Wholesale Corp.	3.4
Intuit, Inc.	3.4
Starbucks Corp.	3.4
Visa, Inc., A Shares	3.4
Microchip Technology, Inc.	3.2
Armour and VF Corp. weighed on performance. The weakness in consumer discretionary can partially be explained by a frail retail sector and shifting consumer spending habits. Within technology, the Fund's position in Tyler Technologies detracted from performance as the company's stock price declined due to a slowdown in organic growth. Additionally, not holding positions in Microsoft, Facebook and Apple detracted from performance as all three companies are significant portions of the sector and performed well during the period. Contributing to performance was stock selection within financial services, specifically an overweight position to banks and diversified financial services.
Given what we know today, the incoming administration's policies appear to be pro-growth and pro-business, however, we are short on a concrete proposal, which is driving uncertainty. Tax policy will certainly be in play as republicans look to reform the corporate tax code and some legislators will attempt to repeal and replace aspects of the Affordable Care Act. We expect a large infrastructure package to be announced, yet the lack of "shovel ready" projects and lag time related to these types of investments means there won't be a meaningful impact to the US economy in the short-term. Immigration reform will also be near the top of the President's agenda, but we fear his hardline policies may hinder US growth. If Mr. Trump is able to push through his agenda of tax reform, regulatory reform, and infrastructure spending we would expect markets to react favorably, which would be especially positive for small and midcap companies who are domestically focused and profitable. We expect market volatility to continue as details of his plans emerge and this should be beneficial to high quality equities. As always, we will continue to adhere to our high quality philosophy and the nature of our companies, specifically companies with high degrees of recurring revenue, earnings visibility and high organic growth rates. We believe these are exactly the types of companies investors should have exposure to in the current environment.
* For further detail about these holdings, please refer to the section entitled "Portfolios of investments." Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Performance summary
US Growth Opportunities Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2017				Since
	NASDAQ	Six	One	inception
At NAV	symbol	months	year	(12/18/2014)*
Class A	HGRAX	0.99%	10.08%	5.70%
Class C	HGRCX	0.54	9.28	4.90
Class I	HGRIX	1.07	10.34	5.97
Class R6**	HGRRX	1.07	10.34	5.97
With sales charge
Class A		-4.82%	3.78%	2.80%
Class C		-0.46	9.28	4.90
Index
Russell 3000 Growth Index		4.54%	17.91%	7.44%
* Average annual return
** Class R6 shares commenced operations on November 30, 2015. The performance for Class R6 shares for periods prior to November 30, 2015 is based on the performance of Class I shares. Performance for Class R6 shares would be similar because the shares are invested in the same portfolio of investments, and like Class I shares, Class R6 shares are not subject to a front-end sales charge or a distribution fee.
Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base, performance may be impacted by portfolio turnover to a greater degree than it may be in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Performance quoted is based on the transacted NAV at each period end, which may differ from the US Generally Accepted Accounting Principles ("GAAP")-adjusted NAV and the total return presented in the Financial Highlights. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, C, I and R6 shares are 2.23%, 3.05%, 1.58% and 2.01%, respectively. However, the Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses (excluding Acquired Fund Fees and Expenses from underlying investment companies) in order to limit total annual ordinary operating expenses, less distribution and service fees, to 0.95% of the Fund's average daily net assets, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.henderson.com.
Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.
The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The Russell 3000 Growth Index comprises companies that display signs of above average growth. The Index is used to provide a gauge of the performance of growth stocks in the US. The Fund is professionally managed while the Index is unmanaged and not available for investment and does not include fees, expenses or other costs. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio of investments (unaudited)
All Asset Fund
 January 31, 2017

		Value
Shares		(note 2)

Investment companies – 58.45%

	Alternatives – 12.31%
129,500	AQR Equity Market Neutral
	Fund, Class R6	$1,541,054
158,342	AQR Managed Futures Strategy
	Fund, Class R6	1,486,832
186,847	ASG Global Alternatives Fund,
	Class Y *	1,922,651
129,644	Sprott Physical Gold Trust *	1,289,958
		6,240,495

	Equity – 20.41%
17,689	HarbourVest Global Private
	Equity Ltd *	265,920
210,214	Henderson Emerging Markets
	Fund, Class R6 (a)	1,904,535
222,825	Henderson Global Equity
	Income Fund, Class R6 (a)	1,611,023
32,947	ICG Enterprise Trust plc	289,509
16,285	iShares Edge MSCI Minimum
	Volatility EAFE ETF	1,028,724
25,919	iShares Edge MSCI Minimum
	Volatility Emerging
	Markets ETF	1,314,871
14,560	iShares Edge MSCI USA
	Quality Factor ETF	1,017,744
10,438	iShares Russell 2000
	Value ETF	1,230,953
23,039	NB Private Equity Partners Ltd	285,108
9,861	Pantheon International plc *	214,485
80,324	PowerShares International
	Dividend Achievers Portfolio	1,189,599
		10,352,471

	Fixed income – 25.73%
180,473	Henderson High Yield
	Opportunities Fund,
	Class R6 (a)	1,799,314
139,946	Henderson Strategic Income
	Fund, Class R6 (a)	1,294,503
17,329	iShares iBoxx Investment
	Grade Corporate Bond Fund	2,033,558
9,184	iShares JP Morgan USD
	Emerging Markets Bond Fund	1,029,802
19,770	iShares TIPS Bond ETF	2,257,339
25,843	PIMCO Enhanced Short
	Maturity ETF	2,623,581
86,321	PowerShares Senior Loan
	Portfolio	2,011,279
		13,049,376
	Total investment companies
	(Cost $29,407,670)	29,642,342

		Value
Shares		(note 2)

Partnerships – 2.78%
2,482	U.S. Cities Fund LP (b) (c)	$1,412,183
	Total partnerships
	(Cost $1,227,144)	1,412,183
	Total long term investments
	(Cost $30,634,814)	31,054,525

Short-term investment – 37.36%
18,944,741	Fidelity Investments Money
	Market Treasury Portfolio (d)	18,944,741
	Total short-term investment
	(Cost $18,944,741)	18,944,741

Total investments – 98.59%
	(Cost $49,579,555)	49,999,266

Financial Derivative Instruments (e)
(Cost or Premiums, net $0) – 0.75%		383,190
Net other assets and liabilities – 0.66%		330,315
Total net assets – 100.00%		$50,712,771

*	Non-income producing security
(a)	Affiliated holding, see note 4 to financial statements for further information.
(b)	The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.
(c)	Fair valued at January 31, 2017 as determined in good faith using procedures approved by the Board of Trustees.
(d)	This short-term investment has been segregated for open futures contracts and forward foreign currency contracts at January 31, 2017.
(e)	Information with respect to financial derivative instruments is disclosed in the following tables.
ETF	Exchange-traded fund
See notes to financial statements

Portfolio of investments (unaudited)
All Asset Fund
 January 31, 2017 (continued)
(e) FINANCIAL DERIVATIVE INSTRUMENTS
EXCHANGE-TRADED OR CENTRALLY-CLEARED FINANCIAL DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS

				Unrealized
			Current	appreciation/
	Number of	Expiration	notional	(depreciation)
	contracts	date	value	Asset	Liability
EURO STOXX 50 Index (Long)	89	3/17/17	$3,107,081	$38,224	$—
FTSE 100 Index (Long)	41	3/17/17	3,633,926	93,697	—
Nikkei 225 Index (Long)	6	3/9/17	1,008,591	34,090	—
TOPIX Index (Long)	19	3/9/17	2,552,741	60,043	—
US Treasury 10 Year Note (Long)	29	3/22/17	3,609,594	11,703	—
Total				$237,757	$—
During the period ended January 31, 2017, average monthly notional value related to futures contracts was approximately $10.6 million or 21.0% of net assets.
FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY-CLEARED SUMMARY
The following is a summary of the value of exchange-traded or centrally-cleared financial derivative instruments as of January 31, 2017:

	Unrealized		Unrealized
	Appreciation		Depreciation
	Futures Contracts	Total	Futures Contracts	Total
Total Exchange-Traded or Centrally Cleared	$237,757	$237,757	$—	$—
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS
FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000's	)	value	Asset	Liability
British Pound (Long)	BNP Paribas
	Securities Services	2/22/17	2,455		$3,089,853	$95,424	$—
Euro (Long)	BNP Paribas
	Securities Services	2/22/17	1,397		1,508,773	21,584	—
Japanese Yen (Long)	BNP Paribas
	Securities Services	2/22/17	409,160		3,625,660	28,425	—
Total						$145,433	$—
During the period ended January 31, 2017, average monthly notional value related to forward foreign currency contracts was approximately $5.3 million or 10.4% of net assets.
See notes to financial statements

Portfolio of investments (unaudited)
All Asset Fund
 January 31, 2017 (continued)
FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY
The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of January 31, 2017:

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized		Unrealized
	Appreciation		Depreciation
	Forward		Forward
	Foreign	Total	Foreign	Total	Net Value	Collateral
	Currency	Over-the-	Currency	Over-the-	of OTC	(Received) /	Net
	Contracts	Counter	Contracts	Counter	Derivatives	Pledged	Exposure(1)
Amounts subject to a master netting agreement:
BNP Paribas
Securities Services	$145,433	$145,433	$—	$—	$145,433	$—	$145,433
	$145,433	$145,433	$—	$—	$145,433	$—	$145,433

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, Net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$383,190	$—
Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
US Dollar	98%
British Pound	2
100%
See notes to financial statements

Portfolio of investments (unaudited)
All Asset Fund
 January 31, 2017 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2017:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total

Assets
Investment companies	$29,642,342	$—	$—	$29,642,342
Partnerships	—	—	1,412,183	1,412,183
Short-term investment	18,944,741	—	—	18,944,741
Total Investments	$48,587,083	$—	$1,412,183	$49,999,266

Financial Derivative Instruments – Assets
Exchange-traded or centrally-cleared	$237,757	$—	$—	$237,757
Over-the-counter	—	145,433	—	145,433
Total Financial Derivative Instruments – Assets	$237,757	$145,433	$—	$383,190
During the period ended January 31, 2017, there were no transfers in or out of security levels.
Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance				Change in					Balance
	as of	Accrued			unrealized			Transfers	Transfers	as of
	July 31,	discounts/	Realized		appreciation			in to	out of	January 31,
Investments in securities	2016	premiums	gain/(loss	)	(depreciation )	Purchases	Sales	level 3	level 3	2017
Partnerships
U.S. Cities Fund LP	$2,020,258	$0	$75,876		$(42,901)	$0	$(641,050)	$0	$0	$1,412,183
	$2,020,258	$0	$75,876		$(42,901)	$0	$(641,050)	$0	$0	$1,412,183
The total net change in unrealized appreciation/(depreciation) attributable to level 3 investments held at January 31,2017 was $(42,901).
The Fund's Advisor has determined that U.S. Cities Fund LP ("CF") (formerly "TIAA-CREF Asset Management Core Property Fund LP") is a Level 3 investment due to the lack of observable inputs that may be used in the determination of fair value. The CF is a private Delaware limited partnership that provides monthly liquidity to its investors with 45 days written notice and invests its contributed capital in a TIAA-CREF Real Estate Investment Trust (REIT). The REIT is a limited partnership which in turn invests in a TIAA-CREF operating partnership. The investments of the operating partnership include real property assets. As a result, the monthly valuations prepared by the CF and assignment of a net asset value per share are ultimately driven by changes in the valuation of the underlying real property assets in the operating partnership. All of the investments in real estate are appraised annually by an independent third-party appraiser. The CF's policy is to report all such investments, as well as related debt at fair value under US Generally Accepted Accounting Principles based on the appraised value. The annual appraisals are conducted on a rolling basis such that approximately 25% of the portfolio receives an annual full appraisal each quarter. In addition, each appraisal is updated quarterly under the direction of an independent, third-party appraisal firm.
The significant unobservable inputs used in the fair value measurement and appraisal of the real property assets include: a) an extensive market study, including a thorough analysis of current market conditions and trends as they impact supply, demand and absorption of the relevant property type; b) thorough description of the site and improvements, including a site plan and renderings of the improvements if available; c) estimate of the value of the land; d) estimate of the value of the property using a cost approach; e) estimate of the market value of the property using a sales comparison approach; and f) estimate of the value of the property using a detailed income capitalization approach that includes several diagnostic inputs. Significant changes in any of those inputs in isolation would result in a significant change in the fair value measurement, and ultimately the value ascribed to All Asset Fund's limited partnership interests in CF.
Due to the factors above, and consistent with a fair valuation policy approved by the Board of Trustees, the All Asset Fund values this investment monthly upon receipt of the limited partner statement and in-line with the capital balance allocated to its limited partnership interests, less the undistributed net income accrued within the capital balance. Separately, a daily income accrual is recognized by the Fund to account for the net income that is accrued and allocated to its limited partnership interests and distributed quarterly. The value assigned to the investment is revised monthly upon receipt of the limited partner statement. The value may be revised more frequently if, in the determination of the Advisor and/or the Board of Trustees, market or investment-specific developments warrant re-assessment.
See notes to financial statements

Portfolio of investments (unaudited)
All Asset Fund
 January 31, 2017 (continued)
Fair Value of Financial Derivative Instruments
The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2017

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Financial Derivative Instruments – Assets
Exchange-traded
Futures Contracts	$—	$226,054	$11,703	$—	$—	$237,757
Over-the-Counter
Forward Foreign Currency Contracts	$145,433	$—	$—	$—	$—	$145,433
Total	$145,433	$226,054	$11,703	$—	$—	$383,190
Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2017

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net realized gain/(loss) from
financial derivative instruments:
Futures Contracts	$—	$1,096,029	$(75,443)	$—	$—	$1,020,586
Forward Foreign Currency Contracts	$(227,788)	$—	$—	$—	$—	$(227,788)
Total	$(227,788)	$1,096,029	$(75,443)	$—	$—	$792,798

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net change in unrealized
appreciation/(depreciation)
of financial derivative instruments
Futures Contracts	$—	$(273,269)	$(6,781)	$—	$—	$(280,050)
Forward Foreign Currency Contracts	$74,153	$—	$—	$—	$—	$74,153
Total	$74,153	$(273,269)	$(6,781)	$—	$—	$(205,897)
See notes to financial statements

Portfolio of investments (unaudited)
Dividend & Income Builder Fund
 January 31, 2017

		Value
Shares		(note 2)

Common stocks – 79.92%

	Australia – 0.90%
313,234	AMP, Ltd.	$1,187,784

	France – 5.72%
45,746	AXA S.A.	1,121,977
311,087	Natixis S.A.	1,841,964
17,328	Nexity S.A. *	850,355
150,909	Orange S.A.	2,333,632
27,235	Total S.A.	1,371,812
		7,519,740

	Germany – 8.15%
17,942	Bayer AG	1,981,386
15,100	Daimler AG	1,130,436
13,626	Deutsche Boerse AG *	1,253,818
61,523	Deutsche Post AG	2,055,847
107,892	Deutsche Telekom AG	1,882,145
19,144	Siemens AG	2,402,416
		10,706,048

	Hong Kong – 1.11%
121,500	CK Hutchison Holdings, Ltd.	1,463,374

	Israel – 0.92%
692,024	Bezeq The Israeli
	Telecommunication Corp, Ltd.	1,207,974

	Italy – 1.45%
456,503	Enel SpA	1,904,159

	Japan – 4.39%
43,300	Japan Tobacco, Inc.	1,395,908
34,500	Nippon Telegraph and
	Telephone Corp.	1,521,349
118,800	Panasonic Corp.	1,239,977
27,700	Toyota Motor Corp.	1,615,241
		5,772,475

	Netherlands – 4.39%
133,652	ING Groep N.V.	1,911,674
157,662	RELX N.V.	2,659,314
29,790	Unilever N.V.	1,202,560
		5,773,548

	Norway – 0.94%
77,925	Telenor ASA	1,233,868

		Value
Shares		(note 2)

	Portugal – 0.98%
229,607	NOS SGPS S.A.	$1,291,106

	Sweden – 1.85%
100,999	Nordea Bank AB	1,220,472
47,626	Swedbank AB, A Shares	1,203,840
		2,424,312

	Switzerland – 7.11%
15,956	Cembra Money Bank AG *	1,202,082
41,209	Nestle S.A.	3,010,874
36,394	Novartis AG	2,664,590
10,442	Roche Holding AG	2,458,679
		9,336,225

	Taiwan – 1.35%
57,277	Taiwan Semiconductor
	Manufacturing Co., Ltd., ADR	1,770,432

	United Kingdom – 19.00%
27,074	AstraZeneca plc	1,428,438
161,209	BAE Systems plc	1,180,301
297,765	BP plc	1,771,240
20,142	British American Tobacco plc	1,241,466
34,517	Coca-Cola European
	Partners plc	1,191,872
59,736	Diageo plc	1,655,883
425,054	GKN plc	1,836,220
61,253	Imperial Brands plc	2,830,661
524,359	ITV plc	1,340,395
106,448	National Grid plc	1,242,297
46,247	Nielsen Holdings plc	1,891,965
93,531	Prudential plc	1,802,581
78,156	Royal Dutch Shell plc, A Shares	2,112,609
418,524	Standard Life plc	1,820,120
659,584	Vodafone Group plc	1,612,631
		24,958,679

	United States – 21.66%
23,922	Chevron Corp.	2,663,715
69,296	Cisco Systems, Inc.	2,128,773
43,756	General Electric Co.	1,299,553
31,860	General Motors Co.	1,166,395
10,373	Johnson & Johnson	1,174,742
23,359	JPMorgan Chase & Co.	1,976,872
20,203	Las Vegas Sands Corp.	1,062,274
58,023	Microsoft Corp.	3,751,187
99,439	Pfizer, Inc.	3,155,200
16,009	Philip Morris International, Inc.	1,538,945
14,138	Six Flags Entertainment Corp.	842,342
See notes to financial statements

Portfolio of investments (unaudited)
Dividend & Income Builder Fund
 January 31, 2017 (continued)

		Value
Shares		(note 2)

	United States (continued)
42,859	Synchrony Financial	$1,535,209
30,392	The Coca-Cola Co.	1,263,396
14,583	United Parcel Service, Inc.,
	Class B	1,591,443
26,921	Verizon Communications, Inc.	1,319,398
35,446	Wells Fargo & Co.	1,996,673
		28,466,117

	Total common stocks
	(Cost $103,024,342)	105,015,841

	Face				Value
	amount		Coupon	Maturity	(note 2)

Corporate bonds – 13.92%

		Germany – 0.39%
USD	500,000	Unitymedia Hessen GmbH & Co. KG (a)	5.000%	1/15/25	$510,000

		Ireland – 0.46%
USD	600,000	Ardagh Packaging Finance plc/Ardagh MP Holding USA, Inc. (a)	4.625%	5/15/23	607,875

		Netherlands – 0.21%
USD	250,000	Deutsche Telekom International Finance B.V. (a)	4.875%	3/6/42	268,396

		Spain – 0.27%
USD	366,000	BBVA International Preferred SAU (b)	5.919%	4/18/17	359,870

		United Kingdom – 3.32%
USD	1,000,000	Barclays Bank plc (b)	6.278%	12/15/34	1,058,750
USD	1,000,000	International Game Technology plc (a)	6.250%	2/15/22	1,070,620
USD	546,000	Lloyds Banking Group plc (a) (b)	6.657%	5/21/37	596,505
USD	100,000	Prudential plc (b)	6.500%	3/23/17	101,750
USD	500,000	Royal Bank of Scotland Group plc	6.100%	6/10/23	529,300
USD	1,000,000	Virgin Media Secured Finance plc (a)	5.250%	1/15/26	1,007,120
					4,364,045
See notes to financial statements

Portfolio of investments (unaudited)
Dividend & Income Builder Fund
 January 31, 2017 (continued)

	Face				Value
	amount		Coupon	Maturity	(note 2)

		United States – 9.27%
USD	1,000,000	Altice US Finance I Corp. (a)	5.500%	5/15/26	$1,027,500
USD	715,000	Aramark Services, Inc.	5.125%	1/15/24	744,787
USD	291,000	Aramark Services, Inc. (a)	4.750%	6/1/26	290,563
USD	500,000	Ball Corp.	5.250%	7/1/25	527,500
USD	147,000	Ball Corp.	4.000%	11/15/23	146,449
USD	574,000	Berry Plastics Corp.	5.125%	7/15/23	590,187
USD	1,000,000	CCO Holdings LLC (a)	5.875%	5/1/27	1,063,440
USD	1,000,000	Crown Americas LLC	4.500%	1/15/23	1,026,250
USD	600,000	CSC Holdings LLC (a)	6.625%	10/15/25	656,250
USD	810,000	Diamond 1 Finance Corp. (a)	8.100%	7/15/36	980,765
USD	600,000	Equinix, Inc.	5.375%	4/1/23	630,798
USD	100,000	HBOS Capital Funding LP (b)	6.850%	3/23/17	101,900
USD	250,000	HCA, Inc.	5.250%	6/15/26	261,250
USD	200,000	Sealed Air Corp. (a)	5.250%	4/1/23	209,500
USD	200,000	Service Corp. International	8.000%	11/15/21	234,500
USD	700,000	Service Corp. International	5.375%	5/15/24	736,750
USD	1,000,000	Sirius XM Radio, Inc. (a)	6.000%	7/15/24	1,066,880
USD	600,000	T-Mobile USA, Inc.	6.000%	3/1/23	636,000
USD	210,000	Verizon Communications, Inc.	6.550%	9/15/43	259,912
USD	1,000,000	Wachovia Capital Trust III (b)	5.570%	3/1/17	988,750
					12,179,931

		Total corporate bonds
		(Cost $18,015,876)			18,290,117
See notes to financial statements

Portfolio of investments (unaudited)
Dividend & Income Builder Fund
 January 31, 2017 (continued)

		Value
Shares		(note 2)

Preferred stock – 0.99%

	Korea – 0.99%
964	Samsung Electronics Co., Ltd.	$1,303,196

	Total preferred stock
	(Cost $1,148,309)	1,303,196

REITs – 3.13%

	France – 0.85%
15,856	ICADE	1,121,476

	Netherlands – 0.72%
25,452	Eurocommercial Properties N.V.	943,232

	United States – 1.56%
12,786	Crown Castle International
	Corp.	1,122,994
25,742	Iron Mountain, Inc.	921,564
		2,044,558

	Total REITs
	(Cost $4,195,759)	4,109,266

		Value
Shares		(note 2)

Partnerships – 1.11%

	United States – 1.11%
47,739	The Blackstone Group L.P.	$1,462,245

	Total partnerships
	(Cost $1,228,534)	1,462,245

	Total long-term investments
	(Cost $127,612,820)	130,180,665

Short-term investment – 0.39%
514,000	Fidelity Investments Money
	Market Treasury Portfolio	514,000

	Total short-term investment
	(Cost $514,000)	514,000

Total investments – 99.46%
	(Cost $128,126,820)	130,694,665

Financial Derivative Instruments (c)
(Cost or Premiums, net $0) – (0.24)%		(310,663)
Net other assets and liabilities – 0.78%		1,019,502
Total net assets – 100.00%		$131,403,504

*	Non-income producing security
(a)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2017, the restricted securities held by the Fund had an aggregate value of $9,355,414, which represented 7.1% of net assets.

(b)	Maturity date is perpetual. Maturity date presented represents the next call date.
(c)	Information with respect to financial derivative instruments is disclosed in the following tables.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See notes to financial statements

Portfolio of investments (unaudited)
Dividend & Income Builder Fund
 January 31, 2017 (continued)
(c) FINANCIAL DERIVATIVE INSTRUMENTS
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS
FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000's	)	value	Asset	Liability
British Pound (Short)	BNP Paribas
	Securities Services	2/22/17	5,278		$6,641,785	$—	$(202,768)
Euro (Short)	BNP Paribas
	Securities Services	2/22/17	7,099		7,669,210	—	(107,895)
Total						$—	$(310,663)
During the period ended January 31, 2017, average monthly notional value related to forward foreign currency contracts was approximately $12.1 million or 9.2% of net assets.
FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY
The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of January 31, 2017:

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized		Unrealized
	Appreciation		Depreciation
	Forward		Forward
	Foreign	Total	Foreign	Total	Net Value	Collateral
	Currency	Over-the-	Currency	Over-the-	of OTC	(Received)/	Net
	Contracts	Counter	Contracts	Counter	Derivatives	Pledged	Exposure(1)
Amounts subject to a master netting agreement:
BNP Paribas
Securities Services	$—	$—	$(310,663)	$(310,663)	$(310,663)	$—	$(310,663)
	$—	$—	$(310,663)	$(310,663)	$(310,663)	$—	$(310,663)

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, Net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$—	$(310,663)
Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
US Dollar	43%
Euro	24
British Pound	15
Swiss Franc	7
Japanese Yen	4
Swedish Krona	2
Hong Kong Dollar	1
Korean Won	1

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
Norwegian Krone	1%
Israeli Shekel	1
Australian Dollar	1
100%
See notes to financial statements

Portfolio of investments (unaudited)
Dividend & Income Builder Fund
 January 31, 2017 (continued)

Industry concentration as	% of net
a percentage of net assets:	assets

Pharmaceuticals	9.79%
Diversified Banks	7.96
Integrated Telecommunication Services	7.23
Integrated Oil & Gas	6.03
Tobacco	5.33
Industrial Conglomerates	3.93
Automobile Manufacturers	2.98
Systems Software	2.85
Life & Health Insurance	2.83
Air Freight & Logistics	2.78
Other Diversified Financial Services	2.41
Packaged Foods & Meats	2.29
Consumer Finance	2.08
Specialized REITs	2.04
Publishing	2.02
Cable TV	1.98
Soft Drinks	1.87
Metal & Glass Containers	1.74
Wireless Telecommunication Services	1.71
Communications Equipment	1.62
Cable & Satellite	1.48
Electric Utilities	1.45
Research & Consulting Services	1.44
Auto Parts & Equipment	1.40
Semiconductors	1.35
Distillers & Vintners	1.26
Asset Management & Custody Banks	1.11
Broadcasting	1.02
Technology Hardware, Storage & Peripherals	0.99

Industry concentration as	% of net
a percentage of net assets:	assets

Financial Exchanges & Data	0.95%
Multi-Utilities	0.95
Consumer Electronics	0.94
Personal Products	0.92
Aerospace & Defense	0.90
Multi-line Insurance	0.85
Diversified REITs	0.85
Gambling (Non-Hotel)	0.82
Radio	0.81
Casinos & Gaming	0.81
Food-Catering	0.79
Telecommunication Services	0.77
Super-Regional Banks-US	0.75
Specialized Finance	0.75
Funeral Services & Related Items	0.74
Retail REITs	0.72
Real Estate Development	0.65
Leisure Facilities	0.64
Containers - Metal/Glass	0.46
Telephone-Integrated	0.40
Money Center Banks	0.27
Medical-Hospitals	0.20
Paper Packaging	0.16
Total Long-Term Investments	99.07
Short-Term Investment	0.39
Total Investments	99.46
Financial Derivative Instruments	(0.24)
Net Other Assets and Liabilities	0.78
100.00%
See notes to financial statements

Portfolio of investments (unaudited)
Dividend & Income Builder Fund
 January 31, 2017 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2017:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total

Assets

Common stocks
Australia	$1,187,784	$—	$—	$1,187,784
France	7,519,740	—	—	7,519,740
Germany	10,706,048	—	—	10,706,048
Hong Kong	1,463,374	—	—	1,463,374
Israel	1,207,974	—	—	1,207,974
Italy	1,904,159	—	—	1,904,159
Japan	5,772,475	—	—	5,772,475
Netherlands	5,773,548	—	—	5,773,548
Norway	1,233,868	—	—	1,233,868
Portugal	1,291,106	—	—	1,291,106
Sweden	2,424,312	—	—	2,424,312
Switzerland	9,336,225	—	—	9,336,225
Taiwan	1,770,432	—	—	1,770,432
United Kingdom	24,958,679	—	—	24,958,679
United States	28,466,117	—	—	28,466,117
Total Common stocks	105,015,841	—	—	105,015,841

Corporate bonds
Germany	—	510,000	—	510,000
Ireland	—	607,875	—	607,875
Netherlands	—	268,396	—	268,396
Spain	—	359,870	—	359,870
United Kingdom	—	4,364,045	—	4,364,045
United States	—	12,179,931	—	12,179,931
Total Corporate bonds	—	18,290,117	—	18,290,117

Preferred stock
Korea	1,303,196	—	—	1,303,196
Total Preferred stock	1,303,196	—	—	1,303,196

REITs
France	1,121,476	—	—	1,121,476
Netherlands	943,232	—	—	943,232
United States	2,044,558	—	—	2,044,558
Total REITs	4,109,266	—	—	4,109,266

Partnerships
United States	1,462,245	—	—	1,462,245
Total Partnerships	1,462,245	—	—	1,462,245
Short-term investment	514,000	—	—	514,000
Total Short-term investment	514,000	—	—	514,000
Total Investments	$112,404,548	$18,290,117	$—	$130,694,665
See notes to financial statements

Portfolio of investments (unaudited)
Dividend & Income Builder Fund
 January 31, 2017 (continued)
Fair Value Measurements (continued)

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total

Liabilities

Financial Derivative Instruments – Liabilities
Over-the-counter	$—	$(310,663)	$—	$(310,663)
Total Financial Derivative Instruments – Liabilities	$—	$(310,663)	$—	$(310,663)
During the period ended January 31, 2017, there were no transfers in or out of security levels.
Fair Value of Financial Derivative Instruments
The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2017

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Financial Derivative Instruments – Liabilities
Over-the-Counter
Forward Foreign Currency Contracts	$(310,663)	$—	$—	$—	$—	$(310,663)
Total	$(310,663)	$—	$—	$—	$—	$(310,663)
Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2017

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net realized gain/(loss) from
financial derivative instruments:
Forward Foreign Currency Contracts	$894,315	$—	$—	$—	$—	$894,315
Total	$894,315	$—	$—	$—	$—	$894,315

Net change in unrealized
appreciation/(depreciation)
of financial derivative instruments
Forward Foreign Currency Contracts	$(184,280)	$—	$—	$—	$—	$(184,280)
Total	$(184,280)	$—	$—	$—	$—	$(184,280)
See notes to financial statements

Portfolio of investments (unaudited)
Emerging Markets Fund
 January 31, 2017

		Value
Shares		(note 2)

Common stocks – 93.17%

	Australia – 3.05%
145,989	Newcrest Mining, Ltd.	$2,383,760

	Brazil – 11.44%
181,867	Banco Bradesco S.A.	1,854,973
910,394	Duratex S.A. *	2,178,405
68,205	Engie Brasil Energia S.A.	774,885
285,886	Mahle-Metal Leve S.A.	1,929,737
96,760	Natura Cosmeticos S.A.	775,959
282,734	WEG S.A.	1,427,532
		8,941,491

	Chile – 11.50%
84,209	Antofagasta plc	884,556
102,015	Cia Cervecerias Unidas
	S.A., ADR	2,304,519
23,956,771	Cia Sud Americana de
	Vapores S.A. *	718,435
116,133	Empresa Nacional de
	Telecomunicaciones S.A. *	1,256,455
1,319,048	Inversiones Aguas
	Metropolitanas S.A.	1,899,535
700,560	Quinenco S.A. (a)	1,922,672
		8,986,172

	China – 7.42%
316,800	China Mengniu Dairy Co., Ltd.	591,773
286,000	China Resources Gas
	Group, Ltd.	906,068
627,600	Fuyao Glass Industry Group
	Co., Ltd. (b)	1,854,825
420,500	Stella International
	Holdings, Ltd.	640,108
1,767,000	Uni-President China
	Holdings, Ltd.	1,350,046
125,300	Yue Yuen Industrial
	Holdings, Ltd.	459,075
		5,801,895

	Czech Republic – 1.20%
26,403	Komercni banka AS	933,509

	Egypt – 0.91%
179,570	Commercial International Bank
	Egypt SAE, GDR	713,791

		Value
Shares		(note 2)

	India – 13.46%
8,964	Aditya Birla Nuvo, Ltd.	$179,227
263,785	City Union Bank, Ltd.	575,237
15,430	Cognizant Technology
	Solutions Corp., Class A *	811,464
13,787	Dr Reddy's Laboratories, Ltd.	612,485
57,170	Grasim Industries, Ltd.	766,817
111,510	Housing Development
	Finance Corp., Ltd.	2,243,513
849,400	Idea Cellular, Ltd.	1,379,046
590,611	IDFC Bank, Ltd.	522,318
260,544	IDFC, Ltd. *	211,216
77,805	Infosys, Ltd.	1,065,841
21,932	Mahindra & Mahindra, Ltd.	401,707
1,007,640	Tata Power Co., Ltd.	1,182,226
55,586	Tech Mahindra, Ltd.	371,966
3,688	UltraTech Cement, Ltd.	200,314
		10,523,377

	Indonesia – 1.14%
697,400	Hero Supermarket Tbk PT (a) *	69,335
3,778,775	XL Axiata Tbk PT *	823,534
		892,869

	Kazakhstan – —%
955,965	International Petroleum,
	Ltd. (a) (c) *	—

	Korea – 3.60%
23,911	LG Corp.	1,218,080
1,315	LG Household & Health
	Care, Ltd.	994,652
2,602	Samsung Fire & Marine
	Insurance Co., Ltd.	602,305
		2,815,037

	Mexico – 2.64%
415,981	Genomma Lab Internacional
	S.A.B de C.V., Class B *	433,266
915,354	Grupo Herdez SAB de CV	1,626,291
		2,059,557

	Netherlands – 1.95%
21,733	Heineken Holding N.V.	1,524,481

	Nigeria – 3.18%
512,000	Guaranty Trust Bank plc	39,720
252,627	Guaranty Trust Bank plc, GDR	884,194
408,542	PZ Cussons plc	1,564,964
		2,488,878
See notes to financial statements

Portfolio of investments (unaudited)
Emerging Markets Fund
 January 31, 2017 (continued)

		Value
Shares		(note 2)

	Philippines – 0.98%
1,260,200	Manila Water Co., Inc.	$763,489

	Poland – 1.19%
27,560	Bank Pekao S.A.	931,123

	South Africa – 12.11%
623,896	African Oxygen, Ltd. (a)	879,705
288,849	Grindrod, Ltd.	303,318
668,885	Nampak, Ltd. *	928,249
32,865	Pioneer Foods Group, Ltd.	404,599
134,610	Shoprite Holdings, Ltd.	1,788,140
232,546	Standard Bank Group, Ltd.	2,483,712
88,951	Tiger Brands, Ltd.	2,677,508
		9,465,231

	Taiwan – 10.83%
63,000	Asustek Computer, Inc.	551,957
178,000	Chroma ATE, Inc.	466,234
216,465	Delta Electronics, Inc.	1,215,791
293,000	Merida Industry Co., Ltd.	1,535,240
872,001	Standard Foods Corp.	2,144,183
1,492,280	Uni-President Enterprises Corp.	2,553,293
		8,466,698

	Thailand – 3.43%
524,800	Delta Electronics Thailand pcl	1,278,092
116,900	Kasikornbank pcl	622,515
968,400	Mega Lifesciences pcl	776,975
		2,677,582

	Turkey – 0.31%
61,261	Yazicilar Holding AS, Class A	241,430

	United Kingdom – 2.83%
246,788	Cairn Energy plc *	704,121
37,134	Unilever plc	1,507,712
		2,211,833

	Total common stocks
	(Cost $68,828,949)	72,822,203

		Value
Shares		(note 2)

Preferred stock – 1.15%

	Chile – 1.15%
255,530	Embotelladora Andina S.A.	$902,152

	Total preferred stock
	(Cost $793,094)	902,152

	Total long-term investments
	(Cost $69,622,043)	73,724,355

Short-term investment – 5.87%
4,588,507	Fidelity Investments Money
	Market Treasury Portfolio	4,588,507

	Total short-term investment
	(Cost $4,588,507)	4,588,507

Total investments – 100.19%
	(Cost $74,210,550)	78,312,862
Net other assets and liabilities – (0.19)%		(148,498)
Total net assets – 100.00%		$78,164,364

*	Non-income producing security
(a)	The security has been deemed illiquid by the Advisor according to the policies and procedures adopted by the Board of Trustees.
(b)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2017, the restricted securities held by the Fund had an aggregate value of $1,854,825, which represented 2.4% of net assets.

(c)	Fair valued at January 31, 2017 as determined in good faith using procedures approved by the Board of Trustees.
ADR	American Depositary Receipt
GDR	Global Depositary Receipts
See notes to financial statements

Portfolio of investments (unaudited)
Emerging Markets Fund
 January 31, 2017 (continued)
Other information:

Currency exposure of portfolio assets
before any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
Indian Rupee	12%
South African Rand	12
US Dollar	12
Brazilian Real	11
Taiwan Dollar	11
Chilean Peso	9
Hong Kong Dollar	7
British Pound	6
Korean Won	4
Thai Baht	4
Australian Dollar	3
Mexican Peso	3
Euro	2
Czech Koruna	1
Polish Zloty	1
Indonesian Rupiah	1
Philippine Peso	1
Turkish Lira	0 *
Nigerian Naira	0 *
100%
* Less than 0.5% of total investments.

Industry concentration as	% of net
a percentage of net assets:	assets
Packaged Foods & Meats	14.52%
Diversified Banks	12.23
Brewers	4.90
Auto Parts & Equipment	4.84
Industrial Conglomerates	4.56
Household Products	3.93
Water Utilities	3.41
Wireless Telecommunication Services	3.37
Electronic Components	3.19
Gold	3.05
IT Consulting & Other Services	2.88
Thrifts & Mortgage Finance	2.87
Forest Products	2.79
Food Retail	2.38
Pharmaceuticals	2.33
Personal Products	2.26
Leisure Products	1.96
Industrial Machinery	1.83
Electric Utilities	1.51
Footwear	1.41
Marine	1.31
Construction Materials	1.24
Metal & Glass Containers	1.19
Gas Utilities	1.16
Soft Drinks	1.15
Diversified Metals & Mining	1.13
Industrial Gases	1.12
Integrated Telecommunication Services	1.05
Renewable Electricity	0.99
Oil & Gas Exploration & Production	0.90
Property & Casualty Insurance	0.77
Computer Hardware	0.71
Electronic Equipment & Instruments	0.60
Automobile Manufacturers	0.51
Specialized Finance	0.27
Total Long-Term Investments	94.32
Short-Term Investment	5.87
Total Investments	100.19
Net Other Assets and Liabilities	(0.19)
100.00%
See notes to financial statements

Portfolio of investments (unaudited)
Emerging Markets Fund
 January 31, 2017 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2017:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total

Assets

Common stocks
Australia	$2,383,760	$—	$—	$2,383,760
Brazil	8,941,491	—	—	8,941,491
Chile	8,986,172	—	—	8,986,172
China	5,801,895	—	—	5,801,895
Czech Republic	933,509	—	—	933,509
Egypt	713,791	—	—	713,791
India	10,523,377	—	—	10,523,377
Indonesia	892,869	—	—	892,869
Kazakhstan	—	—	—*	—
Korea	2,815,037	—	—	2,815,037
Mexico	2,059,557	—	—	2,059,557
Netherlands	1,524,481	—	—	1,524,481
Nigeria	2,488,878	—	—	2,488,878
Philippines	763,489	—	—	763,489
Poland	931,123	—	—	931,123
South Africa	9,465,231	—	—	9,465,231
Taiwan	8,466,698	—	—	8,466,698
Thailand	2,677,582	—	—	2,677,582
Turkey	241,430	—	—	241,430
United Kingdom	2,211,833	—	—	2,211,833
Total Common stocks	72,822,203	—	—	72,822,203

Preferred stock
Chile	902,152	—	—	902,152
Total Preferred stock	902,152	—	—	902,152
Short-term investment	4,588,507	—	—	4,588,507
Total Short-term investment	4,588,507	—	—	4,588,507
Total Investments	$78,312,862	$—	$—	$78,312,862
* Fund held a level 3 security that was fair valued at $0 at January 31, 2017.
During the period ended January 31, 2017, there were no transfers in or out of security levels.
See notes to financial statements

Portfolio of investments (unaudited)
Emerging Markets Fund
 January 31, 2017 (continued)
Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance			Change in					Balance
	as of	Accrued		unrealized			Transfers	Transfers	as of
	July 31,	discounts/	Realized	appreciation			in to	out of	January 31,
Investments in Securities	2016	premiums	gain/(loss)	(depreciation)	Purchases	Sales	level 3	level 3	2017

Common Stock
International Petroleum, Ltd.	$0	$0	$0	$0	$0	$0	$0	$0	$0
The total net change in unrealized appreciation (depreciation) attributable to level 3 investments held at January 31, 2017 was $0.
The Fund's Advisor has determined that International Petroleum, Ltd. is a Level 3 investment due to the lack of observable inputs that may be used in the determination of fair value. The fair valuation reflects that the early-stage exploration company has been suspended from trading since October 2013 due to significant doubt about its ability to sell its Russian-based assets and failed merger with Range Resources, Ltd.
See notes to financial statements

Portfolio of investments (unaudited)
European Focus Fund
 January 31, 2017

		Value
Shares		(note 2)

	Common stocks – 94.77%

	Australia – 0.11%
5,200,000	African Petroleum Corp.,
	Ltd. (a) *	$2,074,187

	Canada – 1.70%
13,752,083	Africa Energy Corp. (b) *	2,959,142
2,235,878	Africa Oil Corp. (a) *	4,553,373
574,622	Africa Oil Corp. (c) *	1,170,220
10,925,000	Africa Oil Corp. (a) *	22,157,000
		30,839,735

	Finland – 4.21%
17,000,000	Nokia Oyj	76,158,708

	France – 7.98%
950,000	Accor S.A.	38,462,307
900,000	Carrefour S.A.	22,010,460
900,000	Renault S.A.	81,007,821
153,614	Vivendi S.A.	2,809,097
		144,289,685

	Germany – 11.95%
775,000	Bayer AG	85,585,440
370,000	Continental AG	72,174,274
4,000,000	TUI AG (a)	58,471,808
		216,231,522

	Ireland – 0.29%
24,300,000	Providence Resources plc (a) *	5,235,007

	Israel – 7.76%
4,200,000	Teva Pharmaceutical Industries,
	Ltd., ADR	140,406,000

	Italy – 1.04%
8,000,000	Intesa Sanpaolo SpA	18,740,116

	Netherlands – 3.59%
400,000	ASML Holding N.V.	48,534,309
500,000	Koninklijke Ahold Delhaize N.V.	10,630,374
975,000	Nostrum Oil & Gas plc (a) *	5,783,180
		64,947,863

	Nigeria – 0.16%
8,280,000	Lekoil, Ltd. (a) *	2,942,586

		Value
Shares		(note 2)

	Panama – 2.14%
700,000	Carnival Corp. (a)	$38,766,000

	Spain – 5.57%
10,460,000	NH Hotel Group S.A. *	46,182,511
3,370,000	Parques Reunidos Servicios
	Centrales SAU (b) (d) *	54,568,713
		100,751,224

	Sweden – 5.27%
900,000	Hennes & Mauritz AB,
	B Shares	25,722,811
2,300,000	Lundin Petroleum AB *	49,591,293
3,400,000	Telefonaktiebolaget LM
	Ericsson, B Shares	20,076,368
		95,390,472

	Switzerland – 7.59%
505,000	Dufry AG *	71,803,850
1,000,000	OC Oerlikon Corp. AG (a) *	11,318,276
230,000	Roche Holding AG	54,155,930
		137,278,056

	Turkey – 0.79%
3,569,236	KOC Holding AS	14,369,080

	United Kingdom – 27.17%
1,800,000	Ashmore Group plc	7,019,636
3,800,000	Aviva plc	22,797,715
12,000,000	Barclays plc	33,128,154
10,125,000	BNN Technology plc (a) (b) *	15,603,123
18,750,000	BT Group plc	71,670,579
5,100,000	Diversified Gas & Oil plc (c) *	4,170,268
5,000,000	Informa plc	41,010,777
3,500,000	Inmarsat plc	26,770,225
2,500,000	Just Eat plc *	16,967,266
6,850,000	Kingfisher plc	28,971,346
7,000,000	Marks & Spencer Group plc	29,544,114
8,500,000	Merlin Entertainments plc (d)	51,016,275
4,350,000	Mytrah Energy, Ltd. (a) (b) *	2,093,153
1,500,000	Royal Dutch Shell plc, B Shares	42,202,732
7,500,000	Royal Mail plc	38,834,438
23,700,000	Saga plc	55,097,350
12,515,000	Savannah Petroleum plc (b) *	4,624,759
		491,521,910
See notes to financial statements

Portfolio of investments (unaudited)
European Focus Fund
 January 31, 2017 (continued)

		Value
Shares		(note 2)

	United States – 7.45%
370,000	Autoliv, Inc. (a)	$42,794,200
550,000	Norwegian Cruise Line
	Holdings, Ltd. (a) *	25,850,000
1,200,000	Shire plc	66,112,896
		134,757,096

	Total common stocks
	(Cost $1,866,031,426)	1,714,699,247

Preferred stock – 0.67%

	Italy – 0.67%
5,500,000	Intesa Sanpaolo SpA	$12,111,987

	Total preferred stock
	(Cost $14,647,122)	12,111,987

Warrants – —%

	Norway – —%
2,388,950	African Petroleum Corp., Ltd.
	(expires 3/16/17) (b) (c) *	—

	Total Warrants
	(Cost $—)	—

	Total long-term investments
	(Cost $1,880,678,548)	1,726,811,234

Short-term investment – 2.93%
53,062,027	Fidelity Investments Money
	Market Treasury Portfolio	53,062,027

	Total short-term investment
	(Cost $53,062,027)	53,062,027

		Value
Shares		(note 2)

	Other securities – 1.76%
31,774,590	State Street Navigator
	Securities Lending
	Government Portfolio (e)	$31,774,590

	Total other securities
	(Cost $31,774,590)	31,774,590

	Total investments – 100.13%
	(Cost $1,965,515,165)	1,811,647,851
	Financial Derivative Instruments (f)
	(Cost or Premiums, net $0) – (0.41)%	(7,428,774)
	Net other assets and liabilities – 0.28%	5,126,775
	Total net assets – 100.00%	$1,809,345,852

*	Non-income producing security
(a)	All or a portion of this security is on loan on an overnight and continuous basis; see notes to financial statements for further information.
(b)	The security has been deemed illiquid by the Advisor according to the policies and procedures adopted by the Board of Trustees.
(c)	Fair valued at January 31, 2017 as determined in good faith using procedures approved by the Board of Trustees.
(d)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2017, the restricted securities held by the Fund had an aggregate value of $105,584,988, which represented 5.8% of net assets.

(e)	Represents cash collateral received from securities lending transactions; see notes to financial statements for further information.
(f)	Information with respect to financial derivative instruments is disclosed in the following tables.
ADR	American Depositary Receipt
See notes to financial statements

Portfolio of investments (unaudited)
European Focus Fund
 January 31, 2017 (continued)
(f) FINANCIAL DERIVATIVE INSTRUMENTS
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS
FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000's	)	value	Asset	Liability
British Pound (Short)	JP Morgan	2/10/17	204,609		$257,428,774	$—	$(7,428,774)
	Chase Bank, N.A.
Total						$—	$(7,428,774)
During the period ended January 31, 2017, average monthly notional value related to forward foreign currency contracts was approximately $230.6 million or 12.7% of net assets.
FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY
The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of January 31, 2017:

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized		Unrealized
	Appreciation		Depreciation
	Forward		Forward
	Foreign	Total	Foreign	Total	Net Value	Collateral
	Currency	Over-the-	Currency	Over-the-	of OTC	(Received)/	Net
	Contracts	Counter	Contracts	Counter	Derivatives	Pledged	Exposure(1)
Amounts subject to a master netting agreement:
JP Morgan
Chase Bank, N.A.	$—	$—	$(7,428,774)	$(7,428,774)	$(7,428,774)	$—	$(7,428,774)
	$—	$—	$(7,428,774)	$(7,428,774)	$(7,428,774)	$—	$(7,428,774)
(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, Net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$—	$(7,428,774)
See notes to financial statements

Portfolio of investments (unaudited)
European Focus Fund
 January 31, 2017 (continued)
Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
British Pound	35%
Euro	31
US Dollar	18
Swiss Franc	8
Swedish Krona	7
Turkish Lira	1
Canadian Dollar	0 *
Norwegian Krone	0 *
100%
* Less than 0.5% of total investments.

Industry concentration as	% of net
a percentage of net assets:	assets
Pharmaceuticals	15.48%
Hotels, Resorts & Cruise Lines	11.48
Leisure Facilities	5.84
Oil & Gas Exploration & Production	5.82
Communications Equipment	5.32
Automobile Manufacturers	4.48
Multi-line Insurance	4.30
Tires & Rubber	3.99
Specialty Stores	3.97
Integrated Telecommunication Services	3.96
Biotechnology	3.65
Diversified Banks	3.54
Semiconductor Equipment	2.68
Auto Parts & Equipment	2.36
Integrated Oil & Gas	2.33
Publishing	2.27
Air Freight & Logistics	2.15
Department Stores	1.63
Home Improvement Retail	1.60
Alternative Carriers	1.48
Apparel Retail	1.42
Hypermarkets & Super Centers	1.22
Internet Software & Services	0.94
Casinos & Gaming	0.86
Industrial Conglomerates	0.79
Industrial Machinery	0.63
Food Retail	0.59
Asset Management & Custody Banks	0.39
Movies & Entertainment	0.15
Independent Power Producers & Energy Traders	0.12
Total Long-Term Investments	95.44
Short-Term Investment	2.93
Other Securities	1.76
Total Investments	100.13
Financial Derivative Instruments	(0.41)
Net Other Assets and Liabilities	0.28
100.00%
See notes to financial statements

Portfolio of investments (unaudited)
European Focus Fund
 January 31, 2017 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2017:

	Quoted prices	Significant
	in active	other		Significant
	markets for	observable		unobservable
	identical assets	inputs		inputs
Description	(Level 1)	(Level 2)		(Level 3)	Total

Assets

Common stocks
Australia	$2,074,187	$—		$—	$2,074,187
Canada	29,669,515	1,170,220		—	30,839,735
Finland	76,158,708	—		—	76,158,708
France	144,289,685	—		—	144,289,685
Germany	216,231,522	—		—	216,231,522
Ireland	5,235,007	—		—	5,235,007
Israel	140,406,000	—		—	140,406,000
Italy	18,740,116	—		—	18,740,116
Netherlands	64,947,863	—		—	64,947,863
Nigeria	2,942,586	—		—	2,942,586
Panama	38,766,000	—		—	38,766,000
Spain	100,751,224	—		—	100,751,224
Sweden	95,390,472	—		—	95,390,472
Switzerland	137,278,056	—		—	137,278,056
Turkey	14,369,080	—		—	14,369,080
United Kingdom	487,351,642	—		4,170,268	491,521,910
United States	134,757,096	—		—	134,757,096
Total Common stocks	1,709,358,759	1,170,220		4,170,268	1,714,699,247

Preferred stock
Italy	12,111,987	—		—	12,111,987
Total Preferred stock	12,111,987	—		—	12,111,987

Warrants
Norway	—	—	*	—	—
Total Warrants	—	—		—	—
Short-term investment	53,062,027	—		—	53,062,027
Other securities	31,774,590	—		—	31,774,590
Total Investments	$1,806,307,363	$1,170,220		$4,170,268	$1,811,647,851
See notes to financial statements

Portfolio of investments (unaudited)
European Focus Fund
 January 31, 2017 (continued)
Fair Value Measurement (continued)

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Liabilities

Financial Derivative Instruments – Liabilities
Over-the-counter	$—	$(7,428,774)	$—	$(7,428,774)
Total Financial Derivative Instruments – Liabilities	$—	$(7,428,774)	$—	$(7,428,774)
*Fund held a level 2 security that was fair valued at $0 at January 31, 2017.
During the period ended January 31, 2017, there were no transfers in or out of security levels.
Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance				Change in						Balance
	as of	Accrued			unrealized				Transfers	Transfers	as of
	July 31,	discounts /	Realized		appreciation /				in to	out of	January 31,
Investment	2016	premiums	gain / (loss	)	(depreciation	)	Purchases	Sales	level 3	level 3	2017
Common Stock
Diversified Gas & Oil plc	$0	$0	$0		$31,820		$4,138,448	$0	$0	$0	$4,170,268
	$0	$0	$0		$31,820		$4,138,448	$0	$0	$0	$4,170,268
The total net change in unrealized appreciation (depreciation) attributable to Level 3 investments held at January 31, 2017 was $31,820.
The Fund's Advisor has determined that Diversified Gas & Oil plc is a Level 3 investment due to the lack of observable inputs that may be used in the determination of fair value. The fair valuation reflects that this equity security was purchased in advance of its initial public offering on the London Stock Exchange's Alternative Investment Market ("AIM") and had not begun trading at January 31, 2017. The fair valuation reflects the lack of observable price transparency and the change in unrealized appreciation is purely due to foreign currency translation.
Fair Value of Financial Derivative Instruments
The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2017

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Financial Derivative Instruments – Liabilities
Over-the-Counter
Forward Foreign Currency Contracts	$(7,428,774)	$—	$—	$—	$—	$(7,428,774)
Total	$(7,428,774)	$—	$—	$—	$—	$(7,428,774)
See notes to financial statements

Portfolio of investments (unaudited)
European Focus Fund
 January 31, 2017 (continued)
Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2017

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net realized gain/(loss) from
financial derivative instruments:
Forward Foreign Currency Contracts	$15,587,770	$—	$—	$—	$—	$15,587,770
Total	$15,587,770	$—	$—	$—	—	$15,587,770

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net change in unrealized
appreciation/(depreciation)
of financial derivative instruments
Forward Foreign Currency Contracts	$(4,232,645)	$—	$—	$—	$—	$(4,232,645)
Total	$(4,232,645)	$—	$—	$—	$—	$(4,232,645)
See notes to financial statements

Portfolio of investments (unaudited)
Global Equity Income Fund
 January 31, 2017

		Value
Shares		(note 2)

Common stocks – 89.87%

	Australia – 5.22%
3,414,412	Amcor, Ltd.	$37,029,719
18,346,909	AMP, Ltd.	69,571,500
1,036,100	Commonwealth Bank of
	Australia	64,166,671
4,879,927	Crown Resorts, Ltd.	42,190,690
		212,958,580

	Canada – 2.00%
741,931	Bank of Montreal	56,121,628
1,168,252	Inter Pipeline, Ltd.	25,335,694
		81,457,322

	Denmark – 0.04%
74,280	Tryg A/S	1,418,000

	France – 3.95%
315,522	Lagardere SCA	7,905,464
7,415,282	Natixis S.A.	43,906,301
2,847,699	Orange S.A.	44,036,345
1,295,357	Total S.A.	65,246,431
		161,094,541

	Germany – 6.90%
808,947	Daimler AG	60,560,449
913,616	Deutsche Post AG	30,529,314
992,807	Siemens AG	124,589,184
4,487,838	TUI AG	65,603,000
		281,281,947

	Israel – 0.92%
21,581,561	Bezeq The Israeli
	Telecommunication Corp, Ltd.	37,672,049

	Italy – 1.77%
17,312,801	Enel SpA	72,214,932

	Japan – 7.98%
7,849,000	Daiwa Securities Group, Inc.	50,294,496
1,517,300	Japan Tobacco, Inc.	48,914,817
2,565,000	Sumitomo Mitsui Financial
	Group, Inc.	101,114,295
1,569,800	Tokio Marine Holdings, Inc.	65,775,607
1,015,300	Toyota Motor Corp.	59,204,102
		325,303,317

		Value
Shares		(note 2)

	Korea – 2.06%
544,935	KT&G Corp.	$47,126,725
191,442	SK Telecom Co., Ltd.	36,736,568
		83,863,293

	Netherlands – 1.51%
4,310,820	ING Groep N.V.	61,659,261

	New Zealand – 2.11%
3,929,414	Fletcher Building, Ltd.	30,271,614
21,442,062	Spark New Zealand, Ltd. *	55,777,510
		86,049,124

	Norway – 1.53%
3,932,316	Telenor ASA	62,264,471

	Singapore – 2.07%
30,706,700	Singapore
	Telecommunications, Ltd.	84,318,962

	Spain – 2.68%
3,085,052	Gas Natural SDG S.A.	59,346,176
2,794,910	Red Electrica Corp. S.A.	49,872,740
		109,218,916

	Sweden – 4.26%
7,169,195	Nordea Bank AB	86,632,588
2,200,993	SKF AB, B Shares	44,286,080
1,697,043	Swedbank AB, A Shares	42,896,069
		173,814,737

	Switzerland – 4.80%
1,591,379	Novartis AG	116,512,969
337,014	Roche Holding AG	79,353,506
		195,866,475

	United Kingdom – 32.40%
719,651	AstraZeneca plc	37,969,140
5,231,290	BAE Systems plc	38,301,182
20,327,448	BP plc	120,916,802
1,724,986	British American Tobacco plc	106,320,678
6,412,672	BT Group plc	24,511,995
10,645,272	Connect Group plc (a)	18,480,608
1,449,918	Diageo plc	40,191,748
11,373,992	Direct Line Insurance Group plc	50,795,083
6,076,260	DS Smith plc	33,862,614
1,490,769	Galliford Try plc	25,298,962
See notes to financial statements

Portfolio of investments (unaudited)
Global Equity Income Fund
 January 31, 2017 (continued)

		Value
Shares		(note 2)

	United Kingdom (continued)
2,105,840	GlaxoSmithKline plc	$40,478,939
692,989	Go-Ahead Group plc	19,554,018
5,011,409	Intermediate Capital Group plc	43,657,617
3,585,293	Investec plc	25,325,313
19,961,959	ITV plc	51,027,849
4,146,042	National Grid plc	48,386,215
1,520,677	Persimmon plc	36,901,975
4,410,672	Phoenix Group Holdings	41,753,383
3,460,353	Prudential plc	66,689,824
878,758	Rio Tinto plc	38,592,200
4,953,228	Royal Dutch Shell plc, A Shares	133,889,091
3,566,399	SSE plc	66,804,394
14,260,876	Standard Life plc	62,019,175
1,907,995	The Berkeley Group
	Holdings plc	67,207,179
33,643,107	Vodafone Group plc	82,254,761
		1,321,190,745

	United States – 7.67%
2,988,513	Ares Capital Corp.	50,505,870
2,013,538	Cisco Systems, Inc.	61,855,887
1,106,726	General Motors Co.	40,517,239
762,935	Las Vegas Sands Corp.	40,115,122
2,162,997	Pfizer, Inc.	68,631,895
424,926	Philip Morris International, Inc.	40,848,136
170,467	Six Flags Entertainment Corp.	10,156,424
		312,630,573

	Total common stocks
	(Cost $3,680,950,760)	3,664,277,245

Preferred stock – 1.12%

	Korea – 1.12%
33,825	Samsung Electronics Co., Ltd.	45,726,766

	Total preferred stock
	Cost $40,176,793)	45,726,766

REITs – 7.06%

	Australia – 1.15%
14,025,391	Scentre Group	46,802,183

	France – 2.55%
613,177	ICADE	43,369,289
262,854	Unibail-Rodamco SE	60,424,739
		103,794,028

		Value
Shares		(note 2)

	Netherlands – 1.07%
1,173,369	Eurocommercial
	Properties N.V.	$43,484,148

	Singapore – 1.48%
34,610,483	Ascendas Real Estate
	Investment Trust	60,412,096

	United States – 0.81%
927,916	Iron Mountain, Inc.	33,219,393

	Total REITs
	(Cost $300,780,237)	287,711,848

Investment companies – 0.58%
	Thailand – 0.58%
57,859,600	Digital Telecommunications
	Infrastructure Fund	23,827,441

	Total investment companies
	(Cost $21,594,216)	23,827,441

	Total long-term investments
	(Cost $4,043,502,006)	4,021,543,300

Short-term investment – 2.30%
93,669,513	Fidelity Investments Money
	Market Treasury Portfolio	93,669,513

	Total short-term investment
	(Cost $93,669,513)	93,669,513

Total investments – 100.93%
	(Cost $4,137,171,519)	4,115,212,813

Financial Derivative Instruments (b)
(Cost or Premiums, net $0) – (0.36)%		(14,597,668)
Net other assets and liabilities – (0.57)%		(23,385,801)
Total net assets – 100.00%		$4,077,229,344

*	Non-income producing security
(a)	The security has been deemed illiquid by the Advisor according to the policies and procedures adopted by the Board of Trustees.
(b)	Information with respect to financial derivative instruments is disclosed in the following tables.
REIT	Real Estate Investment Trust
See notes to financial statements

Portfolio of investments (unaudited)
Global Equity Income Fund
 January 31, 2017 (continued)
(b) FINANCIAL DERIVATIVE INSTRUMENTS
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS
FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000's	)	value	Asset	Liability
Australian Dollar (Short)	BNP Paribas	2/22/17	240,000		$181,928,387	$—	$(2,265,273)
	Securities Services
British Pound (Short)	BNP Paribas	2/22/17	321,000		403,954,875	—	(12,332,395)
	Securities Services
Total						$—	$(14,597,668)
During the period ended January 31, 2017, average monthly notional value related to forward foreign currency contracts was approximately $933.7 million or 22.9% of net assets.
FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY
The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of January 31, 2017:

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized		Unrealized
	Appreciation		Depreciation
	Forward		Forward
	Foreign	Total	Foreign	Total	Net Value	Collateral
	Currency	Over-the-	Currency	Over-the-	of OTC	(Received)/	Net
	Contracts	Counter	Contracts	Counter	Derivatives	Pledged	Exposure(1)
Amounts subject to a master netting agreement:
BNP Paribas	$—	$—	$(14,597,668)	$(14,597,668)	$(14,597,668)	$—	$(14,597,668)
Securities Services
	$—	$—	$(14,597,668)	$(14,597,668)	$(14,597,668)	$—	$(14,597,668)

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, Net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$—	$(14,597,668)
See notes to financial statements

Portfolio of investments (unaudited)
Global Equity Income Fund
 January 31, 2017 (continued)
Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
British Pound	30%
Euro	22
US Dollar	11
Japanese Yen	8
Australian Dollar	8
Swiss Franc	5
Swedish Krona	4
Singapore Dollar	3
Korean Won	3
Canadian Dollar	2
Norwegian Krone	1
Israeli Shekel	1
New Zealand Dollar	1
Thai Baht	1
Danish Krone	0 *
100%
* Less than 0.5% of total investments.

Industry concentration as	% of net
a percentage of net assets:	assets
Diversified Banks	11.20%
Pharmaceuticals	8.41
Integrated Oil & Gas	7.85
Integrated Telecommunication Services	7.57
Tobacco	5.96
Electric Utilities	4.63
Life & Health Insurance	4.18
Automobile Manufacturers	3.93
Retail REITs	3.70
Industrial Conglomerates	3.06
Wireless Telecommunication Services	2.92
Asset Management & Custody Banks	2.89
Property & Casualty Insurance	2.89
Homebuilding	2.55
Casinos & Gaming	2.02
Paper Packaging	1.74
Other Diversified Financial Services	1.71
Hotels, Resorts & Cruise Lines	1.61
Communications Equipment	1.52
Industrial REITs	1.48
Gas Utilities	1.46
Broadcasting	1.25
Investment Banking & Brokerage	1.23

Industry concentration as	% of net
a percentage of net assets (continued):	assets
Multi-Utilities	1.19%
Technology Hardware, Storage & Peripherals	1.12
Industrial Machinery	1.09
Diversified REITs	1.06
Distillers & Vintners	0.99
Diversified Metals & Mining	0.95
Aerospace & Defense	0.94
Specialized REITs	0.81
Air Freight & Logistics	0.75
Construction Materials	0.74
Oil & Gas Storage & Transportation	0.62
Diversified Capital Markets	0.62
Construction & Engineering	0.62
Railroads	0.48
Distributors	0.45
Leisure Facilities	0.25
Publishing	0.19
Total Long-Term Investments	98.63
Short-Term Investment	2.30
Total Investments	100.93
Financial Derivative Instruments	(0.36)
Net Other Assets and Liabilities	(0.57)
100.00%
See notes to financial statements

Portfolio of investments (unaudited)
Global Equity Income Fund
 January 31, 2017 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2017:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Assets

Common stocks
Australia	$212,958,580	$—	$—	$212,958,580
Canada	81,457,322	—	—	81,457,322
Denmark	1,418,000	—	—	1,418,000
France	161,094,541	—	—	161,094,541
Germany	281,281,947	—	—	281,281,947
Israel	37,672,049	—	—	37,672,049
Italy	72,214,932	—	—	72,214,932
Japan	325,303,317	—	—	325,303,317
Korea	83,863,293	—	—	83,863,293
Netherlands	61,659,261	—	—	61,659,261
New Zealand	86,049,124	—	—	86,049,124
Norway	62,264,471	—	—	62,264,471
Singapore	84,318,962	—	—	84,318,962
Spain	109,218,916	—	—	109,218,916
Sweden	173,814,737	—	—	173,814,737
Switzerland	195,866,475	—	—	195,866,475
United Kingdom	1,321,190,745	—	—	1,321,190,745
United States	312,630,573	—	—	312,630,573
Total Common stocks	3,664,277,245	—	—	3,664,277,245

Preferred stock
Korea	45,726,766	—	—	45,726,766
Total Preferred stock	45,726,766	—	—	45,726,766

REITs
Australia	46,802,183	—	—	46,802,183
France	103,794,028	—	—	103,794,028
Netherlands	43,484,148	—	—	43,484,148
Singapore	60,412,096	—	—	60,412,096
United States	33,219,393	—	—	33,219,393
Total REITs	287,711,848	—	—	287,711,848

Investment companies
Thailand	23,827,441	—	—	23,827,441
Total Investment companies	23,827,441	—	—	23,827,441
Short-term investment	93,669,513	—	—	93,669,513
Total Short-term investment	93,669,513	—	—	93,669,513
Total Investments	$4,115,212,813	$—	$—	$4,115,212,813
See notes to financial statements

Portfolio of investments (unaudited)
Global Equity Income Fund
 January 31, 2017 (continued)
Fair Value Measurement (continued)

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Liabilities

Financial Derivative Instruments – Liabilities
Over-the-Counter	$—	$(14,597,668)	$—	$(14,597,668)
Total Financial Derivative Instruments – Liabilities	$—	$(14,597,668)	$—	$(14,597,668)

During the period ended January 31, 2017, there were no transfers in or out of security levels.
Fair Value of Financial Derivative Instruments
The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2017

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Financial Derivative Instruments – Liabilities
Over-the-Counter
Forward Foreign Currency Contracts	$(14,597,668)	$—	$—	$—	$—	$(14,597,668)
Total	$(14,597,668)	$—	$—	$—	$—	$(14,597,668)
Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2017

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net realized gain/(loss) from
financial derivative instruments:
Forward Foreign Currency Contracts	$30,006,001	$—	$—	$—	$—	$30,006,001
Total	$30,006,001	$—	$—	$—	—	$30,006,001

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net change in unrealized
appreciation/(depreciation)
of financial derivative instruments
Forward Foreign Currency Contracts	$195,784	$—	$—	$—	$—	$195,784
Total	$195,784	$—	$—	$—	$—	$195,784
See notes to financial statements

Portfolio of investments (unaudited)
Global Technology Fund
 January 31, 2017

		Value
Shares		(note 2)

Common stocks – 98.61%

	China – 7.49%
67,133	Alibaba Group Holding,
	Ltd., ADR *	$6,801,244
276,400	Tencent Holdings, Ltd.	7,281,465
103,130	Vipshop Holdings, Ltd., ADR *	1,167,432
		15,250,141

	Finland – 1.50%
679,693	Nokia Oyj	3,044,973

	France – 0.98%
44,456	Criteo S.A., ADR *	2,003,632

	Israel – 0.71%
14,656	Check Point Software
	Technologies, Ltd. (a) *	1,447,573

	Japan – 0.50%
14,200	TDK Corp.	1,022,460

	Korea – 4.92%
5,383	Samsung Electronics Co., Ltd.	9,139,195
42,881	WONIK IPS Co., Ltd. *	878,210
		10,017,405

	Netherlands – 1.30%
31,764	ASM International N.V.	1,563,589
47,256	Yandex N.V., Class A *	1,093,504
		2,657,093

	Singapore – 3.42%
34,928	Broadcom, Ltd.	6,968,136

	United Kingdom – 1.46%
363,108	Auto Trader Group plc (b)	1,827,158
317,904	Worldpay Group plc (b)	1,143,380
		2,970,538

	United States – 76.33%
56,792	Activision Blizzard, Inc. (a)	2,283,606
43,485	Adobe Systems, Inc. *	4,930,329
13,794	Alphabet, Inc., Class A *	11,313,701
10,977	Alphabet, Inc., Class C *	8,746,364
2,576	Amazon.com, Inc. *	2,121,284
128,331	Apple, Inc.	15,572,967

		Value
Shares		(note 2)

	United States (continued)
101,650	Applied Materials, Inc.	$3,481,513
39,238	Cavium, Inc. (a) *	2,597,948
50,584	CDW Corp.	2,605,582
232,638	Cisco Systems, Inc.	7,146,639
48,239	Cognizant Technology
	Solutions Corp., Class A *	2,536,889
14,221	Dolby Laboratories, Inc.,
	Class A	681,328
104,437	eBay, Inc. *	3,324,230
40,075	Electronic Arts, Inc. (a) *	3,343,457
28,505	EPAM Systems, Inc. *	1,834,582
112,018	Facebook, Inc., Class A *	14,598,186
40,977	Fidelity National Information
	Services, Inc.	3,254,393
18,275	FleetCor Technologies, Inc. (a) *	2,695,380
191,314	HP, Inc.	2,879,276
14,576	IAC/InterActiveCorp. *	1,002,975
164,528	Intel Corp.	6,057,921
55,772	MasterCard, Inc., Class A (a)	5,930,237
194,583	Micron Technology, Inc. *	4,691,396
116,298	Microsoft Corp.	7,518,666
14,636	Palo Alto Networks, Inc. (a) *	2,159,688
21,460	PTC, Inc. *	1,128,152
38,789	Red Hat, Inc. (a) *	2,943,309
49,211	salesforce.com, Inc. *	3,892,590
36,985	ServiceNow, Inc. (a) *	3,351,581
56,473	Texas Instruments, Inc.	4,265,970
1,273	The Priceline Group, Inc. (a) *	2,005,140
17,890	Universal Display Corp. *	1,180,740
96,728	Visa, Inc., A Shares	8,000,373
41,121	Western Digital Corp. (a)	3,278,577
36,508	Xilinx, Inc. (a)	2,124,767
		155,479,736

	Total common stocks
	(Cost $124,779,822)	200,861,687

Preferred stock – 0.25%

	Korea – 0.25%
373	Samsung Electronics Co., Ltd.	504,245

	Total preferred stock
	(Cost $385,861)	504,245

	Total long-term investments
	(Cost $125,165,683)	201,365,932
See notes to financial statements

Portfolio of investments (unaudited)
Global Technology Fund
 January 31, 2017 (continued)

		Value
Shares		(note 2)

Short-term investment – 0.46%
937,822	Fidelity Investments Money
	Market Treasury Portfolio	$937,822

	Total short-term investment
	(Cost $937,822)	937,822

Total investments – 99.32%
(Cost $126,103,505)		202,303,754
Net other assets and liabilities – 0.68%		1,379,738

Total net assets – 100.00%		$203,683,492

*	Non-income producing security
(a)	All or a portion of this security is on loan on an overnight and continuous basis; see notes to financial statements for further information.
(b)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2017, the restricted securities held by the Fund had an aggregate value of $2,970,538, which represented 1.5% of net assets.

ADR	American Depositary Receipt
Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
US Dollar	87%
Korean Won	5
Hong Kong Dollar	4
Euro	2
British Pound	1
Japanese Yen	1
100%

Industry concentration as	% of net
a percentage of net assets:	assets
Internet Software & Services	28.47%
Semiconductors & Semiconductor Equipment	16.02
Technology Hardware, Storage & Peripherals	15.40
Software	15.14
IT Services	12.47
Communications Equipment	6.06
Electronic Equipment, Instruments & Components	2.70
Internet & Direct Marketing Retail	2.60
Total Long-Term Investments	98.86
Short-Term Investment	0.46
Total Investments	99.32
Net Other Assets and Liabilities	0.68
100.00%
See notes to financial statements

Portfolio of investments (unaudited)
Global Technology Fund
 January 31, 2017 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2017:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets

Common stocks
China	$15,250,141	$—	$—	$15,250,141
Finland	3,044,973	—	—	3,044,973
France	2,003,632	—	—	2,003,632
Israel	1,447,573	—	—	1,447,573
Japan	1,022,460	—	—	1,022,460
Korea	10,017,405	—	—	10,017,405
Netherlands	2,657,093	—	—	2,657,093
Singapore	6,968,136	—	—	6,968,136
United Kingdom	2,970,538	—	—	2,970,538
United States	155,479,736	—	—	155,479,736
Total Common stocks	200,861,687	—	—	200,861,687

Preferred stock
Korea	504,245	—	—	504,245
Total Preferred stock	504,245	—	—	504,245
Short-term investment	937,822	—	—	937,822
Total Short-term investment	937,822	—	—	937,822
Total Investments	$202,303,754	$—	$—	$202,303,754

During the period ended January 31, 2017, there were no transfers in or out of security levels.
See notes to financial statements

Portfolio of investments (unaudited)
High Yield Opportunities Fund
 January 31, 2017

Face				Value
amount		Coupon	Maturity	(note 2)

Bank Loans(a) (b) – 3.05%

	United States – 3.05%
500,000	Chesapeake Energy Corp. Term Loan	8.500%	8/23/21	$548,540
997,373	Murray Energy Corp. 2015 Term Loan B	7.000%	4/16/20	950,516
248,750	Zekelman Industries, Inc. Term Loan B	6.000%	6/14/21	250,823
				1,749,879

	Total bank loans
	(Cost $1,674,219)			1,749,879

Corporate bonds – 89.96%

	Canada – 5.63%
500,000	First Quantum Minerals, Ltd. (c)	7.250%	5/15/22	512,500
250,000	Garda World Security Corp. (c)	7.250%	11/15/21	240,625
200,000	HudBay Minerals, Inc. (c)	7.250%	1/15/23	212,500
450,000	Precision Drilling Corp. (c)	7.750%	12/15/23	488,250
400,000	Teck Resources, Ltd.	3.750%	2/1/23	390,000
500,000	Tervita Escrow Corp. (c)	7.625%	12/1/21	520,000
875,000	Valeant Pharmaceuticals International, Inc. (c)	6.750%	8/15/18	867,344
				3,231,219

	France – 2.24%
1,250,000	SFR Group S.A. (c)	7.375%	5/1/26	1,287,500

	Luxembourg – 3.88%
650,000	ARD Finance S.A. (c)	7.125%	9/15/23	663,000
1,500,000	Intelsat Jackson Holdings S.A. (c)	8.000%	2/15/24	1,560,000
				2,223,000

	Netherlands – 1.72%
275,000	Playa Resorts Holding B.V. (c)	8.000%	8/15/20	290,812
700,000	Ziggo Bond Finance B.V. (c)	6.000%	1/15/27	696,220
				987,032

	Switzerland – 1.12%
600,000	Transocean, Inc. (c)	9.000%	7/15/23	641,625

	United Kingdom – 1.79%
500,000	Inmarsat Finance plc (c)	6.500%	10/1/24	514,690
550,000	Tullow Oil plc (c)	6.250%	4/15/22	511,500
				1,026,190
See notes to financial statements

Portfolio of investments (unaudited)
High Yield Opportunities Fund
 January 31, 2017 (continued)

Face				Value
amount		Coupon	Maturity	(note 2)
	United States – 73.58%
265,000	Alere, Inc. (c)	6.375%	7/1/23	$269,472
500,000	AmeriGas Partners LP	5.500%	5/20/25	514,375
500,000	Avon International Operations, Inc. (c)	7.875%	8/15/22	533,275
500,000	BlueLine Rental Finance Corp. (c)	7.000%	2/1/19	496,250
435,000	BMC East LLC (c)	5.500%	10/1/24	445,745
285,000	Builders FirstSource, Inc. (c)	5.625%	9/1/24	293,906
640,000	BWAY Holding Co. (c)	9.125%	8/15/21	691,200
400,000	Caesars Entertainment Resort Properties LLC	11.000%	10/1/21	436,500
775,000	Calpine Corp.	5.750%	1/15/25	761,437
750,000	CBS Radio, Inc. (c)	7.250%	11/1/24	783,277
375,000	CCO Holdings LLC (c)	5.875%	5/1/27	398,790
1,000,000	CCO Holdings LLC (c)	5.500%	5/1/26	1,050,000
275,000	Century Intermediate Holding Co. 2 (c)	9.750%	2/15/19	279,125
525,000	CenturyLink, Inc.	7.500%	4/1/24	557,156
470,000	Cequel Communications Holdings I LLC (c)	7.750%	7/15/25	522,288
500,000	CHS/Community Health Systems, Inc.	5.125%	8/1/21	472,500
500,000	Cloud Crane LLC (c)	10.125%	8/1/24	551,250
215,000	CPG Merger Sub LLC (c)	8.000%	10/1/21	225,750
200,000	CVR Partners LP (c)	9.250%	6/15/23	213,750
600,000	Denbury Resources, Inc.	4.625%	7/15/23	482,250
500,000	Digicel Group, Ltd. (c)	8.250%	9/30/20	445,625
650,000	DISH DBS Corp.	7.750%	7/1/26	729,222
500,000	Eagle Materials, Inc.	4.500%	8/1/26	500,155
500,000	EMI Music Publishing Group North America Holdings, Inc. (c)	7.625%	6/15/24	548,750
300,000	Endeavor Energy Resources LP (c)	8.125%	9/15/23	327,000
450,000	Energy Transfer Equity LP	5.875%	1/15/24	482,625
440,000	Enviva Partners LP (c)	8.500%	11/1/21	473,000
410,000	ESH Hospitality, Inc. (c)	5.250%	5/1/25	412,563
500,000	Flex Acquisition Co., Inc. (c)	6.875%	1/15/25	509,250
230,000	Fresh Market, Inc. (c)	9.750%	5/1/23	205,275
500,000	Frontier Communications Corp.	8.500%	4/15/20	534,675
675,000	Frontier Communications Corp.	11.000%	9/15/25	685,125
675,000	GCI, Inc.	6.875%	4/15/25	705,375
525,000	Gray Television, Inc. (c)	5.875%	7/15/26	523,031
500,000	Halcon Resources Corp. (c)	12.000%	2/15/22	567,500
500,000	Hecla Mining Co.	6.875%	5/1/21	520,000
400,000	Herc Rentals, Inc. (c)	7.500%	6/1/22	434,000
500,000	Hexion, Inc.	10.000%	4/15/20	508,750
625,000	Horizon Pharma, Inc.	6.625%	5/1/23	604,687
540,000	Hot Topic, Inc. (c)	9.250%	6/15/21	569,700
265,000	HUB International, Ltd. (c)	7.875%	10/1/21	278,250
500,000	Hughes Satellite Systems Corp. (c)	6.625%	8/1/26	517,500
250,000	j2 Cloud Services, Inc.	8.000%	8/1/20	260,781
500,000	Jack Ohio Finance LLC (c)	6.750%	11/15/21	512,500
550,000	Kindred Healthcare, Inc.	8.750%	1/15/23	502,563
275,000	KLX, Inc. (c)	5.875%	12/1/22	289,094
400,000	Kraton Polymers LLC (c)	10.500%	4/15/23	457,000
500,000	Landry's, Inc. (c)	6.750%	10/15/24	516,250
475,000	Meritor, Inc.	6.250%	2/15/24	479,845
350,000	Midas Intermediate Holdco II LLC (c)	7.875%	10/1/22	361,375
530,000	Midcontinent Communications & Midcontinent
	Finance Corp. (c)	6.875%	8/15/23	571,737
See notes to financial statements

Portfolio of investments (unaudited)
High Yield Opportunities Fund
 January 31, 2017 (continued)

Face				Value
amount		Coupon	Maturity	(note 2)
	United States (continued)
500,000	Momentive Performance Materials, Inc.	3.880%	10/24/21	$488,750
400,000	MPH Acquisition Holdings LLC (c)	7.125%	6/1/24	425,500
500,000	MPM Escrow LLC (d) (e)	8.875%	10/15/20	—
892,000	NRG Energy, Inc. (c)	6.625%	1/15/27	889,770
1,500,000	Nuance Communications, Inc. (c)	5.625%	12/15/26	1,501,875
500,000	Parsley Energy LLC (c)	5.375%	1/15/25	515,000
550,000	Penn National Gaming, Inc. (c)	5.625%	1/15/27	552,074
1,050,000	PetSmart, Inc. (c)	7.125%	3/15/23	1,034,250
460,000	Platform Specialty Products Corp. (c)	10.375%	5/1/21	511,750
545,000	Prime Security Services Borrower LLC (c)	9.250%	5/15/23	592,006
550,000	Radiate Holdco LLC (c) (f)	6.625%	2/15/25	550,000
500,000	Reynolds Group Issuer, Inc. (c)	7.000%	7/15/24	533,688
500,000	Rivers Pittsburgh Borrower LP (c)	6.125%	8/15/21	515,000
685,000	Select Medical Corp.	6.375%	6/1/21	681,575
575,000	Signode Industrial Group Lux S.A. (c)	6.375%	5/1/22	586,500
500,000	Silversea Cruise Finance, Ltd. (c)	7.250%	2/1/25	516,355
550,000	SM Energy Co.	6.750%	9/15/26	574,750
925,000	Sprint Corp.	7.125%	6/15/24	968,937
400,000	Summit Materials LLC (c)	8.500%	4/15/22	446,000
600,000	Sunoco LP (c)	6.250%	4/15/21	616,686
500,000	T-Mobile USA, Inc.	6.500%	1/15/26	550,625
550,000	Tenet Healthcare Corp.	8.125%	4/1/22	558,250
750,000	Terex Corp. (c) (f)	5.625%	2/1/25	766,912
305,000	The Nature's Bounty Co. (c)	7.625%	5/15/21	320,250
500,000	TransDigm, Inc. (c)	6.375%	6/15/26	495,000
456,000	Western Digital Corp. (c)	10.500%	4/1/24	538,080
550,000	William Lyon Homes, Inc. (c)	5.875%	1/31/25	547,938
415,000	XPO Logistics, Inc. (c)	6.125%	9/1/23	430,044
435,000	Zekelman Industries, Inc. (c)	9.875%	6/15/23	492,638
				42,211,702
	Total corporate bonds
	(Cost $49,828,122)			51,608,268
	Total long-term investments
	(Cost $51,502,341)			53,358,147

		Value
Shares		(note 2)

Short-term investment – 7.76%
4,454,097	Fidelity Investments Money
	Market Treasury Portfolio (g)	4,454,097
	Total short-term investment
	(Cost $4,454,097)	4,454,097
Total investments – 100.77%
(Cost $55,956,438)		57,812,244
Net other assets and liabilities – (0.77)%		(443,725)
Total net assets – 100.00%		$57,368,519

(a)
Bank loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the "1933 Act"), and may be subject to contractual and legal restrictions on sale. Bank loan interests in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(b)
Bank loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

See notes to financial statements

Portfolio of investments (unaudited)
High Yield Opportunities Fund
 January 31, 2017 (continued)

(c)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2017, the restricted securities held by the Fund had an aggregate value of $37,657,360, which represented 65.6% of net assets.

(d)	The security has been deemed illiquid by the Advisor according to the policies and procedures adopted by the Board of Trustees.
(e)	Fair valued at January 31, 2017 as determined in good faith using procedures approved by the Trustees of the Trust.
(f)	Security or a portion thereof is purchased on a delayed delivery basis.
(g)	This short-term investment was segregated for delayed delivery purchases at January 31, 2017.

Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
US Dollar	100%
100%

Industry concentration as	% of net
a percentage of net assets:	assets
Oil & Gas Exploration & Production	6.15%
Cable/Satellite TV	4.73
Satellite Telecommunications	4.52
Cable TV	4.43
Cellular Telecommunications	3.42
Telephone-Integrated	3.10
Medical-Hospitals	2.98
Independent Power Producer	2.88
Applications Software	2.62
Medical – Drugs	2.57
Building & Construction Products – Miscellaneous	2.46
Containers – Metal/Glass	2.36
Machinery-Construction & Mining	2.20
Oil & Gas Drilling	1.97
Containers-Paper/Plastic	1.82
Specified Purpose Acquisition	1.80
Chemicals – Diversified	1.74
Chemicals – Specialty	1.69
Coal	1.66
Casino Hotels	1.65
Security Services	1.45
Aerospace/Defense-Equipment	1.37
Radio	1.36
Telecommunication Services	1.23
Oil & Gas Refining & Marketing	1.07
Steel-Specialty	1.02
Retail – Apparel/Shoe	0.99
Machinery-Material Handling	0.96
Music	0.96
Networking Products	0.96
Racetracks	0.96
Building-Residential/Commercial	0.95
Computers-Memory Devices	0.94
Cosmetics & Toiletries	0.93
Hazardous Waste Disposal	0.91
Silver Mining	0.91

Industry concentration as	% of net
a percentage of net assets:	assets
Television	0.91%
Casino Services	0.90
Cruise Lines	0.90
Gas-Distribution	0.90
Retail – Restaurants	0.90
Metal-Copper	0.89
Medical-Nursing Homes	0.88
Building Products-Cement Aggregates	0.87
Metal Processors & Fabrication	0.86
Auto/Truck Parts & Equipment-Original	0.84
Pipelines	0.84
Energy-Alternate Sources	0.82
Rental Auto/Equipment	0.76
Transport-Truck	0.75
Medical-HMO	0.74
REITS-Hotels	0.72
Diversified Minerals	0.68
Auto Repair Centers	0.63
Vitamins & Nutrition Products	0.56
Hotels & Motels	0.51
Consumer Products – Miscellaneous	0.49
Insurance Brokers	0.48
Diagnostic Kits	0.47
Computer Services	0.45
Fabricated Metal & Hardware	0.44
Agricultural Chemicals	0.37
Metal-Diversified	0.37
Food-Retail	0.36
Long-Term Investments	93.01
Short-Term Investment	7.76
Total investments	100.77
Net other assets and liabilities	(0.77)
100.00%
See notes to financial statements

Portfolio of investments (unaudited)
High Yield Opportunities Fund
 January 31, 2017 (continued)
Fair Value Measurements
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2017:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets

Bank loans
United States	$—	$1,749,879	$—	$1,749,879
Total Bank loans	—	1,749,879	—	1,749,879

Corporate bonds
Canada	—	3,231,219	—	3,231,219
France	—	1,287,500	—	1,287,500
Luxembourg	—	2,223,000	—	2,223,000
Netherlands	—	987,032	—	987,032
Switzerland	—	641,625	—	641,625
United Kingdom	—	1,026,190	—	1,026,190
United States	—	42,211,702	—*	42,211,702
Total Corporate bonds	—	51,608,268	—	51,608,268
Short-term investment	4,454,097	—	—	4,454,097
Total Short-term investment	4,454,097	—	—	4,454,097
Total Investments	$4,454,097	$53,358,147	$—	$57,812,244

*	Fund held a level 3 security that was fair valued at $0 at January 31, 2017.
During the period ended January 31, 2017, there were no transfers in or out of security levels.
Following is a reconciliation of investments in which significant observable inputs (Level 3) were used in determining fair value:

					Change in						Balance
	Balance as	Accrued			unrealized						as of
Investments in	of July 31,	discounts/	Realized		appreciation				Transfers in	Transfers out	January 31,
Securities	2016	premiums	gain/(loss	)	(depreciation	)	Purchases	Sales	to level 3	of level 3	2017
Corporate Bond
MPM Escrow LLC	$0	$0	$0		$0		$0	$0	$0	$0	$0

The total net change in unrealized appreciation (depreciation) attributable to level 3 investments held at January 31, 2017 was $0.
The Fund's Advisor has determined that MPM Escrow LLC is a Level 3 investment due to the lack of observable inputs in its valuation. In 2014, Momentive Performance Materials, Inc. defaulted on a debt obligation which was restructured into a new debt offering, which the Fund has purchased (Momentive Performance Materials, Inc. 3.88% 10/24/21). Attached to the purchase, the Fund received MPM Escrow LLC, which is the vehicle through which any recovery of the defaulted debt would take place. At January 31, 2017, this escrow stub was fair valued at $0 as it is unlikely to ever have value in the marketplace.
See notes to financial statements

Portfolio of investments (unaudited)
High Yield Opportunities Fund
 January 31, 2017 (continued)
Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2017

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net realized gain/(loss) from
financial derivative instruments:
Swap Contracts	$—	$—	$—	$(5,532)	$—	$(5,532)
Total	$—	$—	$—	$(5,532)	$—	$(5,532)

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net change in unrealized
appreciation/(depreciation)
of financial derivative instruments
Swap Contracts	$—	$—	$—	$6,671	$—	$6,671
Total	$—	$—	$—	$6,671	$—	$6,671
See notes to financial statements

Portfolio of investments (unaudited)
International Long/Short Equity Fund
 January 31, 2017

		Value
Shares		(note 2)

Common stocks – 45.87%

	Australia – 2.29%
345,000	African Petroleum Corp., Ltd. *	$137,614
2,332	CSL, Ltd.	198,613
		336,227

	Canada – 0.87%
266,616	SDX Energy, Inc. *	127,872

	China – 4.30%
1,905	Alibaba Group Holding,
	Ltd., ADR *	192,996
69,900	Samsonite International S.A.	219,537
8,400	Tencent Holdings, Ltd. (a)	219,860
		632,393

	Finland – 0.30%
10,000	Nokia Oyj	44,799

	Germany – 1.50%
2,000	Bayer AG (a)	220,866

	Hong Kong – 1.31%
31,000	AIA Group, Ltd. (a)	192,075

	India – 2.18%
2,794	HDFC Bank, Ltd., ADR	192,590
9,306	Infosys, Ltd., ADR	128,144
		320,734

	Ireland – 2.78%
1,900,000	Providence Resources plc *	409,322

	Israel – 2.05%
9,000	Teva Pharmaceutical
	Industries, Ltd., ADR	300,870

	Japan – 12.82%
27,000	Fujitsu, Ltd. (a)	157,490
28,000	Hitachi, Ltd. (a)	160,595
14,900	Inpex Corp. (a)	146,545
11,900	Japan Post Holdings Co., Ltd. (a)	149,659
1,900	Kose Corp. (a)	161,545
26,600	Mitsubishi Motors Corp. (a)	144,414
126,000	Nippon Yusen KK (a)	267,824
4,000	Seven & I Holdings Co., Ltd. (a)	159,738

		Value
Shares		(note 2)

	Japan – (continued)
7,400	Sohgo Security Services
	Co., Ltd (a)	$278,213
19,000	Sumitomo Metal Mining
	Co., Ltd. (a)	257,798
		1,883,821

	Nigeria – 2.37%
980,000	Lekoil, Ltd. *	348,277

	Singapore – 1.31%
29,400	City Developments, Ltd.	192,544

	Spain – 1.27%
40,000	Telepizza Group S.A. * (b)	186,408

	Switzerland – 1.93%
2,000	Dufry AG *	284,372

	Taiwan – 2.45%
1,000	Largan Precision Co., Ltd.	143,437
36,000	Taiwan Semiconductor
	Manufacturing Co., Ltd.	216,253
		359,690

	United Kingdom – 5.34%
200,000	BNN Technology plc (c) *	308,210
169,000	Diversified Gas & Oil plc *	138,191
90,000	Saga plc	209,231
350,000	Savannah Petroleum plc (c) *	129,338
		784,970

	United States – 0.80%
2,500	Norwegian Cruise Line
	Holdings, Ltd. * (a)	117,500

	Total common stocks
	(Cost $6,172,343)	6,742,740

Preferred stock – 2.08%

	Korea – 2.08%
226	Samsung Electronics Co., Ltd.	305,521

	Total preferred stock
	(Cost $240,181)	305,521
See notes to financial statements

Portfolio of investments (unaudited)
International Long/Short Equity Fund
 January 31, 2017 (continued)

		Value
Shares		(note 2)

REITs – 1.08%
	Japan – 1.08%
337	Invincible Investment Corp.	$159,382

	Total REITs
	(Cost $172,048)	159,382

Warrants – —%

	Norway – —%
225,000	African Petroleum Corp.,
	Ltd. (expires 3/16/17) (c) (d) *	—

	Total Warrants
	(Cost $—)	—
	Total long-term investments
	(Cost $6,584,572)	7,207,643
Short-term investment – 56.64%
8,326,758	Fidelity Investments Money
	Market Treasury Portfolio	8,326,758
	Total short-term investment
	(Cost $8,326,758)	8,326,758
Total investments (e) – 105.67%
(Cost $14,911,330)		15,534,401
Securities Sold Short – (35.96)%

		Value
Shares		(note 2)

	Australia – (0.89)%
(4,300)	Wesfarmers, Ltd.	$(131,293)
	Austria – (1.19)%
(5,000)	OMV AG	(174,690)
	Cayman Islands – (0.87)%
(320,000)	Sa Sa International
	Holdings, Ltd.	(127,558)

Value
Shares	(note 2)

Securities sold short(f)
(Cost $(5,079,151)) – (35.96)%	$(5,286,355)

Financial Derivative Instruments (g)
(Cost or Premiums, net $0) – 0.12%	17,962
Net other assets and liabilities – 30.17%	4,434,471
Total net assets – 100.00%	$14,700,479

*	Non-income producing security
(a)
All or a portion of the security is pledged as collateral for securities sold short. At January 31, 2017, the value of securities pledged was $2,692,727. An additional $3,273,947 in cash has been segregated for collateral on securities sold short.

(b)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2017, the restricted securities held by the Fund had an aggregate value of $186,408, which represented 1.3% of net assets.

(c)	The security has been deemed illiquid by the Advisor according to the policies and procedures adopted by the Board of Trustees.
(d)	Fair valued at January 31, 2017 as determined in good faith using procedures approved by the Board of Trustees.
(e)	All or a portion of these securities and short-term investments were segregated for open futures contracts, securities sold short and swap contracts at January 31, 2017.
(f)	The portfolio of securities sold short is disclosed below.
(g)	Information with respect to financial derivative instruments is disclosed in the following tables.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

		Value
Shares		(note 2)

	China – (2.26)%
(151,000)	China Minsheng Banking
	Corp., Ltd.	$(166,359)
(288,000)	China Southern Airlines
	Co., Ltd.	(166,231)
		(332,590)
	Finland – (3.86)%
(6,000)	Neste Oyj	(208,948)
(7,000)	UPM-Kymmene Oyj	(158,686)
(4,000)	Wartsila Oyj Abp	(200,571)
		(568,205)
See notes to financial statements

Portfolio of investments (unaudited)
International Long/Short Equity Fund
 January 31, 2017 (continued)

		Value
Shares		(note 2)
	Germany – (3.93)%
(1,000)	Adidas AG	$(157,229)
(2,500)	Covestro AG	(187,536)
(1,500)	Volkswagen AG	(233,010)
		(577,775)

	Hong Kong – (0.94)%
(27,000)	MTR Corp., Ltd.	(137,490)

	Italy – (0.91)%
(2,500)	Luxottica Group SpA	(134,101)

	Japan – (11.55)%
(100,000)	ANA Holdings, Inc.	(297,139)
(4,000)	Asahi Intecc Co., Ltd.	(162,962)
(10,400)	Komatsu, Ltd.	(248,141)
(3,100)	Nitto Denko Corp.	(245,534)
(25,200)	Nomura Holdings, Inc.	(157,012)
(6,000)	Shiseido Co., Ltd.	(167,815)
(80,000)	Toshiba Corp.	(171,677)
(11,000)	Unicharm Corp.	(247,454)
		(1,697,734)

		Value
Shares		(note 2)
	Singapore – (1.83)%
(28,300)	BOC Aviation, Ltd.	$(142,500)
(9,400)	DBS Group Holdings, Ltd.	(126,525)
		(269,025)

	Spain – (1.35)%
(6,000)	Industria de Diseno Textil S.A.	(197,775)

	Sweden – (4.53)%
(7,000)	Boliden AB	(204,148)
(10,000)	ICA Gruppen AB	(326,622)
(10,000)	Sandvik AB	(134,902)
		(665,672)
	Switzerland – (1.85)%
(2,000)	Kuehne & Nagel
	International AG	(272,447)
	Total Securities Sold Short
	(Cost $(5,079,151))	$(5,286,355)
(g) FINANCIAL DERIVATIVE INSTRUMENTS
EXCHANGE-TRADED OR CENTRALLY-CLEARED FINANCIAL DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS

				Unrealized
			Current	appreciation/
	Number of	Expiration	notional	(depreciation)
	contracts	date	value	Asset	Liability
SGX Nifty 50 Index (Short)	(12)	2/23/17	$205,824	$—	$(4,840)
Total				$—	$(4,840)

During the period ended January 31, 2017, average monthly notional value related to futures contracts was approximately $0.3 million or 2.0% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY-CLEARED SUMMARY

The following is a summary of the value of exchange-traded or centrally-cleared financial derivative instruments as of January 31, 2017:

	Unrealized Appreciation		Unrealized Depreciation
	Futures Contracts	Total	Futures Contracts	Total
Total Exchange-Traded or Centrally Cleared	$—	$—	$(4,840)	$(4,840)
See notes to financial statements

Portfolio of investments (unaudited)
International Long/Short Equity Fund
 January 31, 2017 (continued)
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS
FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000's	)	value	Asset	Liability
Australian Dollar (Short)	BNP Paribas Securities Services	2/22/17	84		$63,999	$—	$(654)
British Pound (Short)	BNP Paribas Securities Services	2/22/17	1,242		1,563,279	—	(46,324)
Euro (Long)	BNP Paribas Securities Services	2/22/17	1,115		1,204,526	13,949	—
Hong Kong Dollar (Long)	BNP Paribas Securities Services	2/22/17	818		105,414	—	(87)
Japanese Yen (Short)	BNP Paribas Securities Services	2/22/17	40,437		358,315	—	(6,963)
New Taiwan Dollar (Short)	UBS AG	3/29/17	10,178		327,429	—	(5,949)
Norwegian Krone (Short)	BNP Paribas Securities Services	2/22/17	1,112		134,882	—	(3,715)
Singapore Dollar (Short)	BNP Paribas Securities Services	2/22/17	91		64,357	—	(862)
South Korean Won (Short)	Citibank, N.A.	3/29/17	323,807		281,248	—	(4,094)
South Korean Won (Short)	UBS AG	3/29/17	21,140		18,362	—	(401)
Swedish Krona (Long)	BNP Paribas Securities Services	2/22/17	5,738		656,535	9,246	—
Swiss Franc (Short)	BNP Paribas Securities Services	2/22/17	12		12,590	—	(182)
Total						$23,195	$(69,231)

During the period ended January 31, 2017, average monthly notional value related to forward foreign currency contracts was approximately $5.4 million or 36.8% of net assets.

EQUITY SWAPS

						Unrealized
						appreciation/
	Pay/	Underlying	# of	Financing	Termination	Notional	(depreciation)
Counterparty	Receive(1)	Reference	Shares	Rate	Date	amount	Asset	Liability
Credit Suisse Securities (Europe) Limited	Receives	Balfour Beatty plc	65,000	1-month USD LIBOR plus 0.20%	01/08/2018	$211,375	$—	$(6,913)
Credit Suisse Securities (Europe) Limited	Receives	Barclays plc	45,000	1-month USD LIBOR plus 0.20%	07/09/2018	124,231	—	(7,416)
Credit Suisse Securities (Europe) Limited	Receives	Bellway plc	7,000	1-month USD LIBOR plus 0.20%	01/08/2018	218,741	—	(2,378)
Credit Suisse Securities (Europe) Limited	Receives	BT Group plc	60,000	1-month USD LIBOR plus 0.20%	07/09/2018	229,346	—	(39,360)
Credit Suisse Securities (Europe) Limited	Receives	Clinigen Group plc	25,000	1-month USD LIBOR plus 0.20%	01/08/2018	247,826	157	—
Credit Suisse Securities (Europe) Limited	Receives	Interserve plc	35,000	1-month USD LIBOR plus 0.20%	01/08/2018	142,547	—	(12,769)
Credit Suisse Securities (Europe) Limited	Receives	Marks + Spencer Group plc	50,000	1-month USD LIBOR plus 0.20%	07/09/2018	211,029	7,234	—
Credit Suisse Securities (Europe) Limited	Receives	NMC Health plc	13,000	1-month USD LIBOR plus 0.20%	01/08/2018	266,734	—	(1,472)
Credit Suisse Securities (Europe) Limited	Receives	Paysafe Group plc	35,000	1-month USD LIBOR plus 0.20%	01/08/2018	168,150	4,359	—
Credit Suisse Securities (Europe) Limited	Receives	Paragon Group Companies plc	50,000	1-month USD LIBOR plus 0.20%	01/08/2018	253,990	1,510	—
Credit Suisse Securities (Europe) Limited	Receives	Playtech plc	16,000	1-month USD LIBOR plus 0.20%	01/08/2018	166,861	302	—
Credit Suisse Securities (Europe) Limited	Receives	Renault S.A.	2,600	1-month USD LIBOR plus 0.20%	07/09/2018	234,023	—	(7,662)
Credit Suisse Securities (Europe) Limited	Receives	Royal Mail Plc	40,000	1-month USD LIBOR plus 0.20%	07/09/2018	207,117	—	(1,200)
Credit Suisse Securities (Europe) Limited	Receives	St. Modwen Properties plc	55,000	1-month USD LIBOR plus 0.20%	01/08/2018	220,508	2,491	—
Credit Suisse Securities (Europe) Limited	Receives	Taylor Wimpey plc	100,000	1-month USD LIBOR plus 0.20%	07/09/2018	210,212	—	(2,893)
Credit Suisse Securities (Europe) Limited	Receives	Victrex plc	10,000	1-month USD LIBOR plus 0.20%	01/08/2018	239,020	—	(6,667)
Credit Suisse Securities (Europe) Limited	Pays	Afren plc(a)(b)	(950,000)	1-month USD LIBOR less 0.30%	01/08/2018	(1,195)	52,055	—
Credit Suisse Securities (Europe) Limited	Pays	Airbus Group N.V.	(3,000)	1-month USD LIBOR less 0.35%	07/09/2018	(203,248)	5,959	—
Credit Suisse Securities (Europe) Limited	Pays	Allied Minds plc	(38,000)	1-month USD LIBOR less 0.91%	01/08/2018	(190,308)	32,937	—
Credit Suisse Securities (Europe) Limited	Pays	AO World plc	(80,000)	1-month USD LIBOR less 1.75%	01/08/2018	(160,923)	20,631	—
Credit Suisse Securities (Europe) Limited	Pays	Avanti Communications Group	(161,486)	1-month USD LIBOR less 12.00%	01/08/2018	(40,376)	2,285	—
Credit Suisse Securities (Europe) Limited	Pays	Carillion plc	(85,000)	1-month USD LIBOR less 0.44%	01/08/2018	(230,434)	18,053	—
See notes to financial statements

Portfolio of investments (unaudited)
International Long/Short Equity Fund
 January 31, 2017 (continued)
EQUITY SWAPS (continued)

							Unrealized
							appreciation/
	Pay/	Underlying	# of	Financing	Termination	Notional	(depreciation)
Counterparty	Receive(1)	Reference	Shares	Rate	Date	amount	Asset	Liability
Credit Suisse Securities (Europe) Limited	Pays	Foxtons Group plc	(95,000)	1-month USD LIBOR less 0.30%	01/08/2018	$(115,925)	$4,780	$—
Credit Suisse Securities (Europe) Limited	Pays	Hotel Chocolat Group, Ltd.	(40,000)	1-month USD LIBOR less 7.00%	01/08/2018	(129,322)	256	—
Credit Suisse Securities (Europe) Limited	Pays	Majestic Wine Plc	(40,000)	1-month USD LIBOR less 5.50%	01/08/2018	(176,749)	—	(18,493)
Credit Suisse Securities (Europe) Limited	Pays	Mediatek, Inc.	(17,000)	1-month USD LIBOR less 1.00%	03/22/2018	(115,788)	178	—
Credit Suisse Securities (Europe) Limited	Pays	Meggitt plc	(40,000)	1-month USD LIBOR less 0.30%	07/09/2018	(210,287)	16,354	—
Credit Suisse Securities (Europe) Limited	Pays	Mitie Group plc	(100,000)	1-month USD LIBOR less 0.60%	01/08/2018	(252,480)	13,344	—
Credit Suisse Securities (Europe) Limited	Pays	Sig plc	(100,000)	1-month USD LIBOR less 0.30%	01/08/2018	(129,322)	—	(1,006)
Credit Suisse Securities (Europe) Limited	Pays	Telit Communications plc	(50,000)	1-month USD LIBOR less 8.00%	01/08/2018	(180,051)	—	(5,818)
Total							$182,885	$(114,047)

(1)
Receive indicates the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay indicates the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(a)	The contract has been deemed illiquid by the Advisor according to policies and procedures adopted by the Board of Trustees.
(b)	Fair valued at January 31, 2017 as determined in good faith using procedures approved by the Board of Trustees.

During the period ended January 31, 2017, average monthly notional value related to equity swap contracts was approximately $5.4 million or 37.1% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY

The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of January 31, 2017:

	Financial Derivative Assets			Financial Derivative Liabilities
	Unrealized			Unrealized
	Appreciation	Value(1)		Depreciation	Value(1)
	Forward		Total	Forward		Total	Net
	Foreign		Over-	Foreign		Over-	Value	Collateral
	Currency	Swap	the-	Currency	Swap	the-	of OTC	(Received)	Net
	Contracts	Contracts	Counter	Contracts	Contracts	Counter	Derivatives	/Pledged	Exposure(2)
Amounts subject to a master netting agreement:
BNP Paribas
Securities
Services	$23,195	$—	$23,195	$(58,787)	$—	$(58,787)	$(35,592)	$—	$(35,592)
Citibank, N.A.	—	—	—	(4,094)	—	(4,094)	(4,094)	—	(4,094)
Credit Suisse
Securities
(Europe) Limited —	—	182,885	182,885	—	(114,047)	(114,047)	68,838	560,000	628,838
UBS AG	—	—	—	(6,350)	—	(6,350)	(6,350)	—	(6,350)
	$23,195	$182,885	$206,080	$(69,231)	$(114,047)	$(183,278)	$22,802	$560,000	$582,802

(1)	Value on swap contracts is represented by "unrealized appreciation/(depreciation)" on interest rate swaps.
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$206,080	$(188,118)
See notes to financial statements

Portfolio of investments (unaudited)
International Long/Short Equity Fund
 January 31, 2017 (continued)
Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Oil & Gas Exploration & Production	9.78%
Retail-Misc/Diversified	3.02
Life/Health Insurance	2.33
Gambling (Non-Hotel)	2.10
Electronic Components-Semiconductors	2.08
Medical-Generic Drugs	2.05
Security Services	1.89
Transport-Marine	1.82
Diversified Minerals	1.75
Chemicals – Diversified	1.50
Internet Application Software	1.50
Consumer Products – Miscellaneous	1.49
Semiconductor Components-Integrated Circuits	1.47
Property/Casualty Insurance	1.42
Medical-Biomedical/Gene	1.35
Commercial Banks Non-US	1.31
E-Commerce/Products	1.31
Hotels & Motels	1.31
Retail – Restaurants	1.27
Cosmetics & Toiletries	1.10
Electric Products-Miscellaneous	1.09
REITS-Apartments	1.08
Computers-Integrated Systems	1.07
Auto-Cars/Light Trucks	0.98
Photo Equipment & Supplies	0.98
Computer Services	0.87
Cruise Lines	0.80
Wireless Equipment	0.31
Long-Term Investments	49.03
Short-Term Investment	56.64

Industry concentration as	% of net
a percentage of net assets:	assets
Securities Sold Short
Retail-Perfume & Cosmetics	(0.87)%
Optical Supplies	(0.91)
Machinery Tools & Related Products	(0.92)
Transport-Rail	(0.94)
Finance-Leasing Company	(0.97)
Finance – Investment Banking & Brokerage	(1.07)
Athletic Footwear	(1.07)
Paper & Related Products	(1.08)
Medical Products	(1.11)
Oil Comp-Integrated	(1.19)
Retail – Apparel/Shoe	(1.35)
Metal-Diversified	(1.39)
Oil & Gas Refining & Marketing	(1.42)
Auto-Cars/Light Trucks	(1.58)
Machinery-Construction & Mining	(1.69)
Transport-Services	(1.85)
Commercial Banks Non-US	(1.99)
Diversified Manufacturing Operations	(2.53)
Cosmetics & Toiletries	(2.82)
Chemicals – Diversified	(2.95)
Food-Retail	(3.11)
Airlines	(3.15)
Financial Derivative Instruments	0.12
Net other assets and liabilities	30.17
100.00%

Currency exposure of long portfolio assets
before any currency hedging, if applicable.	% of net
Excludes derivatives:	investments
US Dollar	60%
Japanese Yen	13
British Pound	11
Hong Kong Dollar	4
Euro	3
Taiwan Dollar	2
Korean Won	2
Swiss Franc	2
Australian Dollar	1
Singapore Dollar	1
Norwegian Krone	1
100%
See notes to financial statements

Portfolio of investments (unaudited)
International Long/Short Equity Fund
 January 31, 2017 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2017:

	Quoted prices	Significant
	in active	other		Significant
	markets for	observable		unobservable
	identical assets	inputs		inputs
Description	(Level 1)	(Level 2)		(Level 3)	Total
Assets
Common stocks
Australia	$336,227	$—		$—	$336,227
Canada	127,872	—		—	127,872
China	632,393	—		—	632,393
Finland	44,799	—		—	44,799
Germany	220,866	—		—	220,866
Hong Kong	192,075	—		—	192,075
India	320,734	—		—	320,734
Ireland	409,322	—		—	409,322
Israel	300,870	—		—	300,870
Japan	1,883,821	—		—	1,883,821
Nigeria	348,277	—		—	348,277
Singapore	192,544	—		—	192,544
Spain	186,408	—		—	186,408
Switzerland	284,372	—		—	284,372
Taiwan	359,690	—		—	359,690
United Kingdom	784,970	—		—	784,970
United States	117,500	—		—	117,500
Total Common stocks	6,742,740	—		—	6,742,740
Preferred stock
Korea	305,521	—		—	305,521
Total Preferred stock	305,521	—		—	305,521
REITs
Japan	159,382	—		—	159,382
Total REITs	159,382	—		—	159,382
Warrants
Norway	—	—	*	—	—
Total Warrants	—	—	*	—	—
Short-term investment	8,326,758	—		—	8,326,758
Total Short-term investment	8,326,758	—		—	8,326,758
Total Investments	$15,534,401	$—		$—	$15,534,401
Liabilities
Securities Sold Short
Australia	$(131,293)	$—		$—	$(131,293)
Austria	(174,690)	—		—	(174,690)
Cayman Islands	(127,558)	—		—	(127,558)
China	(332,590)	—		—	(332,590)
Finland	(568,205)	—		—	(568,205)
Germany	(577,775)	—		—	(577,775)
See notes to financial statements

Portfolio of investments (unaudited)
International Long/Short Equity Fund
 January 31, 2017 (continued)
Fair Value Measurements (continued)

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Securities Sold Short (continued)
Hong Kong	$(137,490)	$—	$—	$(137,490)
Italy	(134,101)	—	—	(134,101)
Japan	(1,697,734)	—	—	(1,697,734)
Singapore	(269,025)	—	—	(269,025)
Spain	(197,775)	—	—	(197,775)
Sweden	(665,672)	—	—	(665,672)
Switzerland	(272,447)	—	—	(272,447)
Total Securities Sold Short	(5,286,355)	—	—	(5,286,355)
Financial Derivative Instruments – Assets
Over-the-counter	$—	$154,025	$52,055	$206,080
Total Financial Derivative Instruments – Assets	$—	$154,025	$52,055	$206,080
Liabilities
Financial Derivative Instruments – Liabilities
Exchange-traded or centrally-cleared	$(4,840)	$—	$—	$(4,840)
Over-the-counter	—	(183,278)	—	(183,278)
Total Financial Derivative Instruments – Liabilities	$(4,840)	$(183,278)	$—	$(188,118)

*Fund held a level 2 security that was fair valued at $0 at January 31, 2017.

During the period ended January 31, 2017, there were no transfers in or out of security levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

					Change in					Balance
	Balance as	Accrued			unrealized					as pf
	of July 31,	discounts/	Realized		appreciation/			Transfers in	Transfers out	January 31,
Investment	2016	premiums	gain/(loss	)	(depreciation )	Purchases	Sales	to level 3	of level 3	2017
Equity Swap
Afren PLC	$54,764	$0	$0		$(2,709)	$0	$0	$0	$0	$52,055
	$54,764	$0	$0		$(2,709)	$0	$0	$0	$0	$52,055

The Fund's Advisor has determined that the short equity swap on the underlying referenced security Afren plc ("Afren") is a Level 3 investment due to the lack of observable inputs that may be used in the determination of fair value. In accordance with the pricing procedures approved by the Board of Trustees, equity swap contracts are valued using the last traded exchange price on the underlying equity security. Afren was an international oil exploration and production company that traded on the London Stock Exchange. In July 2015, Afren's stock was suspended from trading at a last traded price of 0.01785 GBP as the result of management's announcement that it was unable to accurately assess its financial position due to reduced production levels and inability to raise capital. Subsequently, in August 2015, the stock was formally delisted from the exchange as the company was taken into bankruptcy proceedings. As the Fund's position is "short," it benefitted from the ultimate decline in the company's value and eventual delisting. Accordingly, pending the company's liquidation and given the likelihood that the sale of the company's assets will not be sufficient to cover its outstanding debt, the fair valuation of the security underlying the equity swap reflects only inconsequential final costs associated with the termination of the contract but which is otherwise deemed worthless.
See notes to financial statements

Portfolio of investments (unaudited)
International Long/Short Equity Fund
 January 31, 2017 (continued)
Fair Value of Financial Derivative Instruments
 The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2017

		Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Financial Derivative Instruments – Assets
Over-the-Counter
Forward Foreign Currency Contracts	$23,195	$—	$—	$—	$—	$23,195
Swap Contracts	—	182,885	—	—	—	182,885
Total	23,195	182,885	—	—	—	206,080
Financial Derivative Instruments – Liabilities
Exchange-traded
Futures Contracts	—	(4,840)	—	—	—	(4,840)
	—	(4,840)	—	—	—	(4,840)
Over-the-Counter
Forward Foreign Currency Contracts	(69,231)	—	—	—	—	(69,231)
Swap Contracts	—	(114,047)	—	—	—	(114,047)
Total	(69,231)	(118,887)	—	—	—	(188,118)
Net	$(46,036)	$63,998	—	—	—	$17,962

Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2017

		Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net realized gain/(loss) from
financial derivative instruments:
Futures Contracts	$—	$(9,731)	$—	$—	$—	$(9,731)
Forward Foreign Currency Contracts	71,571	—	—	—	—	71,571
Swap Contracts	—	905,505	—	—	—	905,505
Total	$71,571	$895,774	$—	$—	$—	$967,345

		Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net change in unrealized
appreciation/(depreciation) of
financial derivative instruments
Futures Contracts	$—	$7,392	$—	$—	$—	$7,392
Forward Foreign Currency Contracts	(10,815)	—	—	—	—	(10,815)
Swap Contracts	—	(716,218)	—	—	—	(716,218)
Total	$(10,815)	$(708,826)	$—	$—	$—	$(719,641)
See notes to financial statements

Portfolio of investments (unaudited)
International Opportunities Fund
 January 31, 2017

		Value
Shares		(note 2)

Common stocks – 95.88%

	Australia – 1.20%
612,369	CSL, Ltd.	$52,154,455

	Brazil – 0.42%
1,610,178	Engie Brasil Energia S.A.	18,293,412

	Chile – 0.82%
47,102,567	Aguas Andinas S.A., Class A	25,573,337
983,328	Antofagasta plc	10,329,166
		35,902,503

	China – 2.40%
325,000	Alibaba Group Holding,
	Ltd., ADR *	32,925,750
2,743,800	Tencent Holdings, Ltd.	71,815,776
		104,741,526

	Finland – 1.44%
14,000,000	Nokia Oyj	62,718,936

	France – 10.92%
1,800,000	Accor S.A.	72,875,949
3,719,439	Credit Agricole S.A.	49,245,612
472,701	Essilor International S.A.	55,314,419
1,250,000	Publicis Groupe S.A.	85,766,256
1,500,000	Renault S.A.	135,013,035
636,891	Sodexo (a)	70,368,049
384,035	Vivendi S.A.	7,022,743
		475,606,063

	Germany – 14.08%
950,000	Bayer AG	104,911,184
687,647	Continental AG	134,136,279
3,752,380	Deutsche Post AG	125,389,211
1,596,348	Fresenius SE & Co., KGaA	125,677,154
1,347,625	SAP SE	123,116,412
		613,230,240

	Hong Kong – 1.38%
9,734,200	AIA Group, Ltd.	60,312,867

	India – 4.32%
4,923,963	Housing Development
	Finance Corp., Ltd.	99,067,131
2,198,000	Infosys, Ltd.	30,110,122

		Value
Shares		(note 2)
	India – (continued)
1,328,273	Lupin, Ltd.	$28,818,894
921,408	Tata Consultancy
	Services, Ltd.	30,312,958
		188,309,105

	Ireland – 0.83%
429,463	ICON plc *	36,100,660

	Israel – 2.42%
3,150,000	Teva Pharmaceutical
	Industries, Ltd., ADR	105,304,500

	Japan – 18.18%
1,167,100	Denso Corp. (a)	50,659,438
888,700	East Japan Railway Co.	80,519,006
311,700	Fanuc Corp. (a)	61,188,827
10,628,000	Fujitsu, Ltd.	61,992,745
13,099,000	Hitachi, Ltd.	75,129,859
3,169,700	Inpex Corp.	31,174,846
3,210,800	Japan Post Holdings
	Co., Ltd.	40,380,267
13,381,000	Mitsubishi Heavy
	Industries, Ltd.	60,309,901
1,240,000	Mitsui Fudosan Co., Ltd.	28,734,922
1,424,100	NTT Data Corp.	71,892,392
1,739,600	Seven & I Holdings Co., Ltd.	69,469,989
2,788,000	Sumitomo Electric
	Industries, Ltd.	40,680,453
1,034,700	Sumitomo Mitsui Financial
	Group, Inc.	40,788,679
921,600	Takeda Pharmaceutical
	Co., Ltd. (a)	38,558,484
962,700	Tokio Marine Holdings, Inc.	40,337,735
		791,817,543

	Korea – 1.43%
21,977	Samsung Electronics
	Co., Ltd.	37,312,298
542,273	SK Hynix, Inc.	25,058,136
		62,370,434

	Netherlands – 1.32%
2,700,000	Koninklijke Ahold
	Delhaize N.V.	57,404,019

	Panama – 1.91%
1,500,000	Carnival Corp.	83,070,000

	Philippines – 0.72%
1,950,140	Ayala Corp.	31,349,583
See notes to financial statements

Portfolio of investments (unaudited)
International Opportunities Fund
 January 31, 2017 (continued)

		Value
Shares		(note 2)

	Poland – 0.30%
391,872	Bank Pekao S.A.	$13,239,514

	Singapore – 0.85%
5,628,200	City Developments, Ltd.	36,859,748

	South Africa – 1.31%
1,829,315	Shoprite Holdings, Ltd.	24,300,363
3,055,365	Standard Bank Group, Ltd.	32,632,885
		56,933,248

	Spain – 2.73%
2,579,310	Amadeus IT Group S.A. (a)	119,017,662

	Sweden – 3.52%
2,500,000	Hennes & Mauritz AB,
	B Shares	71,452,252
3,800,000	Lundin Petroleum AB *	81,933,441
		153,385,693

	Switzerland – 2.94%
455,785	Roche Holding AG	107,319,392
1,285,605	UBS Group AG	20,747,928
		128,067,320

	Taiwan – 4.04%
4,832,900	Delta Electronics, Inc.	26,827,174
220,000	Largan Precision Co., Ltd.	31,556,181
2,717,000	Taiwan Semiconductor
	Manufacturing Co., Ltd.	16,321,105
1,556,038	Taiwan Semiconductor
	Manufacturing Co., Ltd., ADR	48,097,135
31,058,000	Uni-President
	Enterprises Corp.	53,068,601
		175,870,196

	United Kingdom – 10.95%
19,250,000	BT Group plc	73,581,794
670,000	Reckitt Benckiser Group plc	57,348,163
21,500,000	Barclays plc	59,354,609
16,300,000	Kingfisher plc	68,939,117
2,000,000	Royal Dutch Shell plc,
	B Shares	56,270,309
27,400,000	Saga plc	63,699,046
22,586,126	Standard Life plc	98,224,884
		477,417,922

		Value
Shares		(note 2)

	United States – 5.45%
39,558	Alphabet, Inc., Class C *	$31,519,419
276,510	American Express Co. (a)	21,119,834
286,409	Apple, Inc.	34,755,732
452,466	Cardinal Health, Inc. (a)	33,916,852
585,263	Cognizant Technology
	Solutions Corp., Class A *	30,778,981
319,300	MasterCard, Inc., Class A	33,951,169
20,887	The Priceline Group, Inc. (a) *	32,899,740
222,124	Visa, Inc., A Shares	18,371,876
		237,313,603
	Total common stocks
	(Cost $3,665,642,358)	4,176,790,752

Preferred stock – 0.75%
	Korea – 0.75%
24,164	Samsung Electronics
	Co., Ltd.	32,666,418

	Total preferred stock
	(Cost $27,931,842)	32,666,418

	Total long-term investments
	(Cost $3,693,574,200)	4,209,457,170

Short-term investment – 3.34%
145,503,490	Fidelity Investments Money
	Market Treasury Portfolio	145,503,490
	Total short-term investment
	(Cost $145,503,490)	145,503,490

Other securities – 1.88%
	United States – 1.88%
82,045,262	State Street Navigator
	Securities Lending
	Government Portfolio (b)	82,045,262

	Total other securities
	(Cost $82,045,262)	82,045,262

Total investments – 101.85%
	(Cost $3,921,122,952)	4,437,005,922

Financial Derivative Instruments (c)
(Cost or Premiums, net $0) – (0.20)%		(8,913,085)
Net other assets and liabilities – (1.65)%		(71,883,621)
Total net assets – 100.00%		$4,356,209,216
See notes to financial statements

Portfolio of investments (unaudited)
International Opportunities Fund
 January 31, 2017 (continued)

*	Non-income producing security
(a)	All or a portion of this security is on loan on an overnight and continuous basis; see notes to financial statements for further information.
(b)	Represents cash collateral received from securities lending transactions; see notes to financial statements for further information.
(c)	Information with respect to financial derivative instruments is disclosed in the following tables.
ADR	American Depositary Receipt

(c) FINANCIAL DERIVATIVE INSTRUMENTS
OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS
FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
			Local		Current	appreciation/
		Value	amount		notional	(depreciation)
	Counterparty	date	(000's	)	value	Asset	Liability
British Pound (Short)	JP Morgan Chase Bank, N.A.	2/10/17	245,529		$308,913,085	$—	$(8,913,085)
Total						$—	$(8,913,085)
During the period ended January 31, 2017, average monthly notional value related to forward foreign currency contracts was approximately $347.2 million or 8.0% of net assets.
FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY
The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of January 31, 2017:

	Financial Derivative Assets		Financial Derivative Liabilities
	Unrealized		Unrealized
	Appreciation		Depreciation
	Forward		Forward
	Foreign	Total	Foreign	Total	Net Value of	Collateral
	Currency	Over-the-	Currency	Over-the-	OTC	(Received) /	Net
	Contracts	Counter	Contracts	Counter	Derivatives	Pledged	Exposure(1)
Amounts subject to a master netting agreement:

JP Morgan Chase Bank, N.A.	$—	$—	$(8,913,085)	$(8,913,085)	$(8,913,085)	$—	$(8,913,085)
	$—	$—	$(8,913,085)	$(8,913,085)	$(8,913,085)	$—	$(8,913,085)

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$—	$—	$(8,913,085)
See notes to financial statements

Portfolio of investments (unaudited)
International Opportunities Fund
 January 31, 2017 (continued)
Other information:

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
Euro	30%
Japanese Yen	18
US Dollar	17
British Pound	11
Indian Rupee	4
Swedish Krona	4
Hong Kong Dollar	3
Swiss Franc	3
Taiwan Dollar	3
Korean Won	2
South African Rand	1
Australian Dollar	1
Singapore Dollar	1
Philippine Peso	1
Chilean Peso	1
Brazilian Real	0 *
Polish Zloty	0 *
100%

*	Less than 0.5% of total investments.

Industry concentration as	% of net
a percentage of net assets:	assets
Pharmaceuticals	8.84%
Auto Parts & Equipment	5.18
IT Consulting & Other Services	5.17
Life & Health Insurance	4.57
Diversified Banks	4.48
Data Processing & Outsourced Services	3.93
Hotels, Resorts & Cruise Lines	3.58
Food Retail	3.47
Internet Software & Services	3.13
Automobile Manufacturers	3.10
Health Care Equipment	2.88
Air Freight & Logistics	2.88
Application Software	2.83
Industrial Machinery	2.79
Oil & Gas Exploration & Production	2.60
Technology Hardware, Storage & Peripherals	2.40
Thrifts & Mortgage Finance	2.27
Semiconductors	2.05
Advertising	1.97
Railroads	1.85
Electronic Equipment & Instruments	1.72
Integrated Telecommunication Services	1.69
Apparel Retail	1.64
Restaurants	1.61
Home Improvement Retail	1.58
Diversified Real Estate Activities	1.50
Multi-line Insurance	1.46
Communications Equipment	1.44
Electronic Components	1.34
Household Products	1.32
Integrated Oil & Gas	1.29
Health Care Supplies	1.27
Packaged Foods & Meats	1.22
Biotechnology	1.20
Property & Casualty Insurance	0.93
Life Sciences Tools & Services	0.83
Health Care Distributors	0.78
Internet Retail	0.75
Multi-Sector Holdings	0.72
Water Utilities	0.59
Consumer Finance	0.48
Diversified Capital Markets	0.48
Renewable Electricity	0.42
Diversified Metals & Mining	0.24
Movies & Entertainment	0.16
Total Long-Term Investments	96.63
Short-Term Investment	3.34
Other Securities	1.88
Total Investments	101.85
Financial Derivative Instruments	(0.20)
Net Other Assets and Liabilities	(1.65)
100.00%
See notes to financial statements

Portfolio of investments (unaudited)

International Opportunities Fund
 January 31, 2017 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2017:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets
Common stocks
Australia	$52,154,455	$—	$—	$52,154,455
Brazil	18,293,412	—	—	18,293,412
Chile	35,902,503	—	—	35,902,503
China	104,741,526	—	—	104,741,526
Finland	62,718,936	—	—	62,718,936
France	475,606,063	—	—	475,606,063
Germany	613,230,240	—	—	613,230,240
Hong Kong	60,312,867	—	—	60,312,867
India	188,309,105	—	—	188,309,105
Ireland	36,100,660	—	—	36,100,660
Israel	105,304,500	—	—	105,304,500
Japan	791,817,543	—	—	791,817,543
Korea	62,370,434	—	—	62,370,434
Netherlands	57,404,019	—	—	57,404,019
Panama	83,070,000	—	—	83,070,000
Philippines	31,349,583	—	—	31,349,583
Poland	13,239,514	—	—	13,239,514
Singapore	36,859,748	—	—	36,859,748
South Africa	56,933,248	—	—	56,933,248
Spain	119,017,662	—	—	119,017,662
Sweden	153,385,693	—	—	153,385,693
Switzerland	128,067,320	—	—	128,067,320
Taiwan	175,870,196	—	—	175,870,196
United Kingdom	477,417,922	—	—	477,417,922
United States	237,313,603	—	—	237,313,603
Total Common stocks	4,176,790,752	—	—	4,176,790,752

Preferred stock
Korea	32,666,418	—	—	32,666,418
Total Preferred stock	32,666,418	—	—	32,666,418
Short-term investment	145,503,490	—	—	145,503,490
Other securities	82,045,262	—	—	82,045,262
Total Investments	$4,437,005,922	$—	$—	$4,437,005,922
Liabilities
Financial Derivative Instruments – Liabilities
Over-the-counter	$—	$(8,913,085)	$—	$(8,913,085)
Total Financial Derivative Instruments – Liabilities	$—	$(8,913,085)	$—	$(8,913,085)
During the period ended January 31, 2017, there were no transfers in or out of security levels.
See notes to financial statements

Portfolio of investments (unaudited)
International Opportunities Fund
 January 31, 2017 (continued)
Fair Value of Financial Derivative Instruments
The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2017

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Financial Derivative Instruments – Liabilities
Over-the-Counter
Forward Foreign Currency Contracts	$(8,913,085)	$—	$—	$—	$—	$(8,913,085)
Total	$(8,913,085)	$—	$—	$—	$—	$(8,913,085)

Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2017

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net realized gain/(loss) from financial derivative instruments:
Forward Foreign Currency Contracts	$34,567,382	$—	$—	$—	$—	$34,567,382
Total	$34,567,382	$—	$—	$—	$—	$34,567,382

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Net change in unrealized appreciation/(depreciation) of financial derivative instruments
Forward Foreign Currency Contracts	$(357,077)	$—	$—	$—	$—	$(357,077)
Total	$(357,077)	$—	$—	$—	$—	$(357,077)
See notes to financial statements

Portfolio of investments (unaudited)
International Small Cap Fund
 January 31, 2017

		Value
Shares		(note 2)

Common stocks – 98.07%

	Australia - 6.60%
3,435	JB Hi-Fi, Ltd.	$72,031
42,229	Metcash, Ltd. *	67,576
7,585	Mineral Resources, Ltd.	70,698
14,603	Pact Group Holdings, Ltd.	72,319
40,149	Spark Infrastructure Group	71,251
		353,875

	Austria – 1.65%
619	Lenzing AG	88,438

	Belgium – 1.35%
1,678	Bekaert S.A.	72,637

	Denmark – 4.35%
9,254	Alm Brand A/S	72,544
1,772	DFDS A/S	86,588
415	Rockwool International A/S	73,982
		233,114

	France – 5.76%
2,367	Cie Plastic Omnium S.A.	80,233
1,868	Gaztransport Et Technigaz S.A.	77,020
1,516	Nexity S.A. *	74,396
720	Teleperformance	77,032
		308,681

	Germany – 6.63%
1,844	Aareal Bank AG	71,164
1,133	AURELIUS Equity
	Opportunities SE & Co., KGaA	71,366
2,117	Deutsche Beteiligungs AG	76,066
1,282	Nemetschek SE	65,432
1,392	STADA Arzneimittel AG	71,369
		355,397

	Hong Kong – 5.45%
214,000	Guotai Junan International
	Holdings, Ltd.	70,608
26,000	Luk Fook Holdings
	International, Ltd.	76,570
101,600	Man Wah Holdings, Ltd.	65,212
88,000	Xinyi Glass Holdings, Ltd. *	79,506
		291,896

		Value
Shares		(note 2)

	Japan – 23.74%
4,000	Amano Corp.	$76,627
3,900	Asahi Holdings, Inc.	77,406
2,500	Ci:z Holdings Co., Ltd.	72,071
4,400	En-Japan, Inc.	79,536
3,700	Fujimi, Inc.	81,268
3,400	Fuso Chemical Co., Ltd.	75,281
3,500	Gurunavi, Inc.	77,185
11,000	Hanwa Co., Ltd.	75,113
3,100	Heiwa Corp.	74,789
2,700	ITOCHU Techno-Solutions
	Corp.	72,575
4,200	Koei Tecmo Holdings Co., Ltd.	71,271
3,100	Kotobuki Spirits Co., Ltd.	74,981
15,000	KYB Corp.	73,200
31,100	Nippon Light Metal Holdings
	Co., Ltd.	76,022
14,000	Penta-Ocean Construction
	Co., Ltd.	68,444
2,200	TechnoPro Holdings, Inc.	75,892
4,700	Toshiba Plant Systems &
	Services Corp.	70,806
		1,272,467

	Malta – 1.34%
8,537	Kindred Group plc	72,076

	Netherlands – 2.93%
1,620	ASM International N.V.	79,745
2,142	BE Semiconductor
	Industries N.V.	77,276
		157,021

	Norway – 5.69%
3,369	Norway Royal Salmon ASA	75,157
11,198	SpareBank 1 Nord Norge	73,653
9,248	SpareBank 1 SMN	77,365
12,931	Storebrand ASA *	78,780
		304,955

	Singapore – 1.38%
10,200	Venture Corp., Ltd.	73,749

	Spain – 2.90%
3,284	Cia de Distribucion Integral
	Logista Holdings S.A.	79,339
3,633	Gamesa Corp. Tecnologica S.A.	76,201
		155,540
See notes to financial statements

Portfolio of investments (unaudited)
International Small Cap Fund
 January 31, 2017 (continued)

		Value
Shares		(note 2)

	Sweden – 11.67%
7,566	Com Hem Holding AB	$79,188
8,178	Granges AB	90,689
7,577	Hemfosa Fastigheter AB	70,035
2,203	Intrum Justitia AB	74,196
6,493	Mycronic AB	74,045
13,311	Nordax Group AB (a)	76,849
9,599	Peab AB	78,628
9,201	Scandic Hotels Group
	AB * (a)	81,785
		625,415

	Switzerland – 4.37%
958	Cembra Money Bank AG *	72,173
1,064	Implenia AG	79,460
2,901	Logitech International S.A.	82,819
		234,452

	United Kingdom – 12.26%
19,164	Ashmore Group plc	74,736
11,752	Electrocomponents plc	71,673
9,674	GVC Holdings plc	73,749
2,505	Micro Focus International plc	67,595
19,687	Moneysupermarket.com
	Group plc	81,605
15,740	National Express Group plc	66,986
2,498	Spectris plc	75,954
12,724	TP ICAP plc	74,384
7,923	UBM plc	70,218
		656,900

	Total common stocks
	(Cost $4,889,521)	5,256,613
REITs – 1.43%

	Singapore – 1.43%
70,500	Mapletree Commercial Trust	76,535

	Total REITs
	(Cost $69,075)	76,535

	Total long-term investments
	(Cost $4,958,596)	5,333,148

		Value
Shares		(note 2)

	Short-term investment – 0.23%
12,152	Fidelity Investments Money
	Market Treasury Portfolio	$12,152

	Total short-term investment
	(Cost $12,152)	12,152

	Total investments – 99.73%
	(Cost $4,970,748)	5,345,300
Net other assets and liabilities – 0.27%		14,568
Total net assets – 100.00%		$5,359,868

*	Non-income producing security
(a)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2017, the restricted securities held by the Fund had an aggregate value of $158,634, which represented 3.0% of net assets.

REIT	Real Estate Investment Trust

Portfolio of investments (unaudited)
International Small Cap Fund
 January 31, 2017 (continued)
Other information:

Currency exposure of portfolio assets
before any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
Japanese Yen	24%
Euro	21
Swedish Krona	13
British Pound	12
Australian Dollar	7
Norwegian Krone	6
Hong Kong Dollar	6
Swiss Franc	4
Danish Krone	4
Singapore Dollar	3
US Dollar	0 *
100%

* Less than 0.5% of total investments.

Industry concentration as	% of net
a percentage of net assets:	assets
Construction & Engineering	5.55%
Auto Parts & Equipment	4.35
Electronic Equipment & Instruments	4.23
Asset Management & Custody Banks	4.14
Aluminum	3.11
Internet Software & Services	2.96
Semiconductor Equipment	2.93
Specialty Chemicals	2.92
Human Resource & Employment Services	2.90
Regional Banks	2.82
Packaged Foods & Meats	2.80
Casinos & Gaming	2.72
Investment Banking & Brokerage	2.70
Application Software	2.48
Commodity Chemicals	1.65
Marine	1.62
Technology Hardware, Storage & Peripherals	1.54
Hotels, Resorts & Cruise Lines	1.53
Air Freight & Logistics	1.48
Alternative Carriers	1.48

Industry concentration as	% of net
a percentage of net assets:	assets
Life & Health Insurance	1.47%
Precious Metals & Minerals	1.44
Research & Consulting Services	1.44
Oil & Gas Storage & Transportation	1.44
Diversified Banks	1.43
Specialty Stores	1.43
Retail REITs	1.43
Heavy Electrical Equipment	1.42
Trading Companies & Distributors	1.40
Leisure Products	1.40
Real Estate Development	1.39
Diversified Support Services	1.38
Building Products	1.38
Electronic Manufacturing Services	1.38
Steel	1.35
IT Consulting & Other Services	1.35
Property & Casualty Insurance	1.35
Metal & Glass Containers	1.35
Consumer Finance	1.35
Personal Products	1.34
Computer & Electronics Retail	1.34
Technology Distributors	1.34
Pharmaceuticals	1.33
Home Entertainment Software	1.33
Electric Utilities	1.33
Thrifts & Mortgage Finance	1.33
Diversified Metals & Mining	1.32
Advertising	1.31
Real Estate Operating Companies	1.31
Food Distributors	1.26
Trucking	1.25
Home Furnishings	1.22
Total Long-Term Investments	99.50
Short-Term Investment	0.23
Total Investments	99.73
Net Other Assets and Liabilities	0.27
100.00%
See notes to financial statements

Portfolio of investments (unaudited)
International Small Cap Fund
 January 31, 2017 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2017:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total

Assets
Common stocks
Australia	$353,875	$—	$—	$353,875
Austria	88,438	—	—	88,438
Belgium	72,637	—	—	72,637
Denmark	233,114	—	—	233,114
France	308,681	—	—	308,681
Germany	355,397	—	—	355,397
Hong Kong	291,896	—	—	291,896
Japan	1,272,467	—	—	1,272,467
Malta	72,076	—	—	72,076
Netherlands	157,021	—	—	157,021
Norway	304,955	—	—	304,955
Singapore	73,749	—	—	73,749
Spain	155,540	—	—	155,540
Sweden	625,415	—	—	625,415
Switzerland	234,452	—	—	234,452
United Kingdom	656,900	—	—	656,900
Total Common stocks	5,256,613	—	—	5,256,613

REITs
Singapore	76,535	—	—	76,535
Total REITs	76,535	—	—	76,535
Short-term Investment	12,152	—	—	12,152
Total Short-term investment	12,152	—	—	12,152
Total Investments	$5,345,300	$—	$—	$5,345,300

During the period ended January 31, 2017, there were no transfers in or out of security levels.
See notes to financial statements

Portfolio of investments (unaudited)
Strategic Income Fund
 January 31, 2017

Face amount			Coupon	Maturity	Value (note 2)

Bank Loans(a) (b) – 20.06%

		France – 1.28%
EUR	2,408,000	Numericable Group S.A. Term Loan B10	3.750%	1/14/25	$2,630,512
EUR	990,354	Oberthur Technologies S.A. Term Loan B1	3.750%	12/14/23	1,085,508
EUR	1,597,646	Oberthur Technologies S.A. Term Loan B1 (c)	3.750%	12/14/23	1,751,149
					5,467,169

		Germany – 2.60%
EUR	485,259	Kirk Beauty One Gmbh, Term Loan B10	4.750%	8/13/22	533,135
EUR	377,561	Kirk Beauty One Gmbh, Term Loan B11	4.750%	8/13/22	414,812
EUR	83,903	Kirk Beauty One Gmbh, Term Loan B12	4.750%	8/13/22	92,180
EUR	318,422	Kirk Beauty One Gmbh, Term Loan B13	4.750%	8/13/22	349,838
EUR	213,561	Kirk Beauty One Gmbh, Term Loan B14	4.750%	8/13/22	234,631
EUR	4,550,564	Kirk Beauty One Gmbh, Term Loan B8 (c)	4.750%	8/13/22	4,999,527
EUR	197,377	Kirk Beauty One Gmbh, Term Loan B9	4.750%	8/13/22	216,850
USD	982,538	Siemens Audiology Solutions, Term Loan B	3.750%	1/15/22	991,754
EUR	3,000,000	Trionista Holdco Gmbh, Term Loan B1A3 (c)	3.000%	4/30/20	3,272,682
					11,105,409

		Ireland – 0.94%
EUR	3,664,442	eircom Finco Sarl, Eur Term Loan B5	4.000%	5/31/22	4,032,348

		Netherlands – 1.97%
EUR	3,552,697	Charger Opco B.V. Term Loan B3 (c)	3.000%	7/2/22	3,907,044
EUR	4,115,053	TMF Group Holding B.V. Eur Term Loan B1 (c)	4.000%	9/30/23	4,524,735
					8,431,779

		Switzerland – 0.84%
EUR	3,280,000	Unilabs Diagnostics AB, Term Loan B	4.250%	10/11/21	3,610,370

		United States – 12.43%
USD	6,471,860	Berry Plastics Group, Inc. Term Loan D	3.500%	2/8/20	6,486,680
USD	6,400,000	ConvaTec Healthcare D Sarl, Term Loan B	3.250%	10/31/23	6,464,032
USD	3,979,194	DaVita Healthcare Partners, Inc. Term Loan B	3.500%	6/24/21	4,035,400
USD	4,300,000	Delta 2 Lux Sarl, Term Loan B-3	4.750%	7/30/21	4,329,863
USD	2,711,500	Diebold, Inc.Term Loan B	5.250%	11/6/23	2,756,118
GBP	833,700	Equinix, Inc. Term Loan	3.750%	1/8/23	1,065,512
EUR	6,000,000	Equinix, Inc. Term Loan B	3.250%	12/9/23	6,600,483
USD	4,488,693	HCA, Inc. Term Loan B6	3.250%	3/17/23	4,540,740
USD	4,568,635	Kloeckner Pentaplast of America, Inc. Term Loan C	4.250%	4/28/20	4,616,035
USD	1,952,408	Kloeckner Pentaplast of America, Inc. Term Loan C	4.250%	4/28/20	1,972,664
USD	3,964,719	Las Vegas Sands LLC Term Loan B	2.250%	12/19/20	3,988,012
USD	1,994,937	Spectrum Brands, Inc. Term Loan B	3.500%	6/23/22	2,022,896
USD	4,233,682	Travelport Finance (Luxembourg) Sarl, Term Loan B	5.000%	9/2/21	4,277,776
					53,156,211
		Total bank loans
		(Cost $85,433,448)			85,803,286
See notes to financial statements

Portfolio of investments (unaudited)
Strategic Income Fund
 January 31, 2017 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

Corporate bonds – 62.11%

		Denmark – 0.39%
EUR	1,500,000	ISS Global A/S	1.125%	1/7/21	$1,656,638

		France – 1.87%
USD	82,000	BNP Paribas S.A. (d)	6.250%	10/17/17	83,822
USD	4,084,000	BNP Paribas S.A. (d)	6.500%	3/6/17	4,150,365
USD	2,130,000	Credit Agricole S.A. (d)	7.375%	4/19/17	2,170,106
GBP	1,212,000	Orange S.A. (d)	5.750%	4/1/23	1,610,647
					8,014,940

		Germany – 3.34%
EUR	1,500,000	Trionista TopCo GmbH	6.875%	4/30/21	1,707,062
EUR	909,000	Unitymedia GmbH (e)	3.750%	1/15/27	935,882
USD	200,000	Unitymedia Hessen GmbH & Co. KG (e)	5.000%	1/15/25	204,000
EUR	200,000	Unitymedia Hessen GmbH & Co. KG (e)	3.500%	1/15/27	214,507
EUR	5,200,000	Unitymedia Hessen GmbH & Co. KG	3.500%	1/15/27	5,577,192
EUR	5,000,000	WEPA Hygieneprodukte GmbH (e)	3.750%	5/15/24	5,655,499
					14,294,142

		Ireland – 3.84%
USD	3,500,000	Aquarius & Investments plc for Swiss Reinsurance Co., Ltd. (d)	8.250%	9/1/18	3,745,000
USD	223,000	Ardagh Packaging Finance plc (e)	6.000%	6/30/21	230,526
EUR	3,350,000	Ardagh Packaging Finance plc (e)	6.750%	5/15/24	3,950,599
USD	860,000	Ardagh Packaging Finance plc (e)	6.000%	2/15/25	867,525
EUR	2,700,000	eircom Finance DAC (e)	4.500%	5/31/22	3,048,502
GBP	2,091,000	PGH Capital plc	5.750%	7/7/21	2,938,632
GBP	1,212,000	PGH Capital plc	6.625%	12/18/25	1,623,559
					16,404,343

		Luxembourg – 1.09%
EUR	290,000	Auris Luxembourg II S.A. (e)	8.000%	1/15/23	342,341
EUR	605,000	Auris Luxembourg II S.A.	8.000%	1/15/23	714,195
EUR	3,200,000	Telenet Finance VI Luxembourg S.C.A.	4.875%	7/15/27	3,625,824
					4,682,360

		Netherlands – 1.27%
GBP	1,250,000	Cooperatieve Rabobank UA (d)	6.910%	6/10/38	1,949,144
USD	370,000	Deutsche Telekom International Finance B.V. (e)	4.875%	3/6/42	397,226
EUR	700,000	InterXion Holding N.V. (e)	6.000%	7/15/20	794,373
EUR	2,000,000	TenneT Holding B.V.	1.750%	6/4/27	2,279,021
					5,419,764

		Spain – 0.86%
USD	3,747,000	BBVA International Preferred SAU (d)	5.919%	4/18/17	3,684,238

		Switzerland – 1.56%
USD	6,300,000	UBS Group A.G. (d)	7.000%	2/19/25	6,657,809
See notes to financial statements

Portfolio of investments (unaudited)
Strategic Income Fund
 January 31, 2017 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United Kingdom – 26.89%
GBP	205,000	Arqiva Broadcast Finance plc (e)	9.500%	3/31/20	$274,911
GBP	2,260,000	Arqiva Broadcast Finance plc	9.500%	3/31/20	3,030,722
GBP	1,333,000	Aviva plc (f)	6.875%	5/20/58	1,982,804
GBP	1,300,000	Aviva plc (d)	6.875%	11/21/19	1,748,219
USD	4,040,000	Barclays Bank plc (d)	6.278%	12/15/34	4,277,350
GBP	700,000	Barclays Bank plc (d)	14.000%	6/15/19	1,084,217
USD	3,300,000	Barclays plc (d)	7.875%	3/15/22	3,395,205
EUR	2,500,000	BAT International Finance plc	0.875%	10/13/23	2,666,453
USD	2,000,000	BAT International Finance plc (e)	3.950%	6/15/25	2,044,722
GBP	950,000	BAT International Finance plc	6.000%	6/29/22	1,450,045
GBP	1,869,000	BUPA Finance plc (d)	6.125%	9/16/20	2,578,543
GBP	2,509,000	Co-operative Group Holdings 2011, Ltd. (f)	6.875%	7/8/20	3,586,684
GBP	1,182,000	CPUK Finance, Ltd. (e)	7.000%	8/28/20	1,579,969
GBP	788,000	Daily Mail & General Trust	5.750%	12/7/18	1,066,737
GBP	406,000	Galaxy Bidco, Ltd.	6.375%	11/15/20	527,260
GBP	1,909,000	HBOS Sterling Finance Jersey LP (d)	7.881%	12/9/31	3,173,009
GBP	300,000	Heathrow Funding, Ltd.	7.125%	2/14/24	485,320
GBP	2,212,000	Heathrow Funding, Ltd.	6.000%	3/20/20	3,160,935
GBP	3,275,000	HSBC Bank Capital Funding Sterling 1 LP (d)	5.844%	11/5/31	4,717,975
GBP	1,650,000	HSBC Bank plc	5.375%	8/22/33	2,460,048
EUR	2,934,000	Imperial Brands Finance plc	2.250%	2/26/21	3,379,392
GBP	1,750,000	Imperial Brands Finance plc	4.875%	6/7/32	2,644,797
USD	1,962,000	International Game Technology plc (e)	6.500%	2/15/25	2,128,770
USD	3,400,000	International Game Technology plc (e)	6.250%	2/15/22	3,640,108
GBP	2,607,000	Iron Mountain Europe plc	6.125%	9/15/22	3,505,405
GBP	1,300,000	Legal & General Group plc (d)	5.875%	4/1/19	1,705,926
GBP	600,000	Legal & General Group plc (d)	6.385%	5/2/17	757,381
USD	2,020,000	Lloyds Banking Group plc (d) (e)	6.657%	5/21/37	2,206,850
USD	2,250,000	Nationwide Building Society (e)	4.000%	9/14/26	2,146,086
GBP	2,515,000	NGG Finance plc (f)	5.625%	6/18/73	3,467,062
USD	5,469,000	Prudential plc (d)	6.500%	3/23/17	5,564,707
USD	2,000,000	Prudential plc (d)	7.750%	3/23/17	2,058,790
GBP	4,100,000	RAC Bond Co. plc	4.565%	5/6/23	5,563,148
USD	1,430,000	Royal Bank of Scotland Group plc (d)	7.648%	9/30/31	1,659,872
GBP	612,000	Scottish Widows, Ltd.	7.000%	6/16/43	872,866
EUR	1,500,000	Sky plc	1.875%	11/24/23	1,684,235
USD	736,000	Sky plc (e)	3.750%	9/16/24	736,168
GBP	400,000	Standard Life plc (f)	5.500%	12/4/42	533,719
GBP	1,400,000	Standard Life plc (d)	6.546%	1/6/20	1,872,582
GBP	606,000	Standard Life plc (d)	6.750%	7/12/27	860,035
EUR	1,060,000	Synlab Bondco plc (e)	6.250%	7/1/22	1,250,630
EUR	760,000	Synlab Bondco plc	6.250%	7/1/22	896,678
GBP	1,576,000	Tesco plc	5.500%	1/13/33	2,076,436
GBP	3,200,000	Tesco plc	6.125%	2/24/22	4,601,560
GBP	342,450	Tesco Property Finance 3 plc	5.744%	4/13/40	433,692
GBP	67,000	Thames Water Utilities Finance, Ltd. (f)	5.375%	7/21/25	85,820
GBP	3,152,000	Virgin Media Secured Finance plc	6.250%	3/28/29	4,220,772
USD	2,900,000	Virgin Media Secured Finance plc (e)	5.250%	1/15/26	2,920,648
EUR	2,500,000	Worldpay Finance plc	3.750%	11/15/22	2,876,732
GBP	1,000,000	WPP 2012 Ltd.	6.000%	4/4/17	1,268,865
EUR	1,703,000	WPP Finance 2013	3.000%	11/20/23	2,093,762
					115,004,622
See notes to financial statements

Portfolio of investments (unaudited)
Strategic Income Fund
 January 31, 2017 (continued)

Face					Value
amount			Coupon	Maturity	(note 2)

		United States – 21.00%
USD	4,300,000	Altice US Finance I Corp. (e)	5.500%	5/15/26	$4,418,250
USD	1,500,000	Altria Group, Inc.	2.625%	9/16/26	1,412,024
USD	1,915,000	Anheuser-Busch InBev Finance, Inc.	4.900%	2/1/46	2,057,330
USD	681,000	Aramark Services, Inc.	5.125%	1/15/24	709,370
USD	2,419,000	Aramark Services, Inc. (e)	4.750%	6/1/26	2,415,372
USD	2,220,000	Ball Corp	5.250%	7/1/25	2,342,100
USD	648,000	Ball Corp	4.000%	11/15/23	645,570
EUR	730,000	Ball Corp.	4.375%	12/15/23	883,781
USD	1,700,000	Bank of America Corp. (d)	8.000%	1/30/18	1,759,968
USD	2,086,000	Berry Plastics Corp.	5.125%	7/15/23	2,144,825
EUR	1,000,000	Catalent Pharma Solutions Inc (e)	4.750%	12/15/24	1,135,086
USD	836,000	CCO Holdings LLC (e)	5.875%	5/1/27	889,036
USD	1,086,000	Charter Communications Operating LLC	6.484%	10/23/45	1,238,774
USD	2,080,000	Charter Communications Operating LLC	4.908%	7/23/25	2,190,841
USD	1,940,000	Citigroup, Inc. (d)	5.350%	5/15/23	1,896,350
USD	2,688,000	Cott Beverages, Inc.	5.375%	7/1/22	2,762,592
USD	2,235,000	Crown Americas LLC (e)	4.250%	9/30/26	2,140,013
USD	2,722,000	Diamond 1 Finance Corp. (e)	8.100%	7/15/36	3,295,855
USD	1,563,000	Dresdner Funding Trust I (e)	8.151%	6/30/31	1,813,080
USD	2,200,000	Equinix, Inc.	5.375%	4/1/23	2,312,926
USD	900,000	First Data Corp. (e)	5.375%	8/15/23	929,250
USD	935,000	First Data Corp. (e)	5.000%	1/15/24	950,783
USD	2,220,000	First Data Corp. (e)	5.750%	1/15/24	2,297,700
USD	2,500,000	Fresenius Medical Care US Finance II Inc. (e)	4.750%	10/15/24	2,543,750
USD	67,000	HCA, Inc.	5.000%	3/15/24	69,931
USD	2,000,000	Iron Mountain, Inc.	6.000%	8/15/23	2,130,000
USD	1,750,000	JPMorgan Chase & Co. (d)	6.750%	2/1/24	1,917,405
EUR	1,200,000	Kellogg Co.	1.250%	3/10/25	1,283,483
USD	250,000	Microsoft Corp.	4.450%	11/3/45	258,788
USD	1,325,000	Microsoft Corp.	3.450%	8/8/36	1,234,163
USD	1,720,000	Molson Coors Brewing Co.	3.000%	7/15/26	1,621,212
USD	576,000	Molson Coors Brewing Co.	4.200%	7/15/46	536,735
USD	2,686,000	RBS Capital Trust II (d)	6.425%	1/3/34	2,726,290
EUR	2,000,000	RELX Capital, Inc.	1.300%	5/12/25	2,174,246
USD	1,000,000	Reynolds American, Inc.	6.150%	9/15/43	1,193,567
USD	2,240,000	Reynolds Group Issuer, Inc. (e)	7.000%	7/15/24	2,390,920
USD	2,830,000	S&P Global, Inc.	4.000%	6/15/25	2,918,177
USD	1,850,000	Sealed Air Corp. (e)	5.250%	4/1/23	1,937,875
USD	567,000	Sealed Air Corp. (e)	5.125%	12/1/24	590,389
USD	2,900,000	Service Corp. International	5.375%	5/15/24	3,052,250
USD	650,000	Service Corp. International	7.625%	10/1/18	705,250
USD	2,315,000	Sirius XM Radio, Inc. (e)	5.375%	4/15/25	2,361,300
USD	1,300,000	Sirius XM Radio, Inc. (e)	6.000%	7/15/24	1,386,944
EUR	700,000	Spectrum Brands, Inc. (e)	4.000%	10/1/26	782,369
USD	2,100,000	T-Mobile USA , Inc.	6.000%	3/1/23	2,226,000
USD	318,000	Verizon Communications, Inc.	6.550%	9/15/43	393,581
USD	6,821,000	Wachovia Capital Trust III (d)	5.570%	3/3/17	6,744,264
USD	970,000	Walgreens Boots Alliance, Inc.	3.800%	11/18/24	982,536
USD	520,000	Walgreens Boots Alliance, Inc.	3.450%	6/1/26	507,971
EUR	2,300,000	Walgreens Boots Alliance, Inc.	2.125%	11/20/26	2,525,299
					89,835,571
		Total corporate bonds
		(Cost $274,522,633)			265,654,427
See notes to financial statements

Portfolio of investments (unaudited)
Strategic Income Fund
 January 31, 2017 (continued)

	Face				Value
	amount		Coupon	Maturity	(note 2)

Foreign government obligations – 11.50%

		Australia – 11.50%
AUD	10,600,000	Australia Government Bond	3.250%	10/21/18	$8,243,315
AUD	17,900,000	Australia Government Bond	2.750%	10/21/19	13,899,204
AUD	36,000,000	Australia Government Bond (g)	1.750%	11/21/20	27,049,916
					49,192,435
		Total Foreign government obligations
		(Cost $49,067,092)			49,192,435

		Value
Shares		(note 2)

Investment companies – 2.92%

	United States – 2.92%
327,983	iShares US Preferred Stock ETF	12,496,152
	Total investment companies
	(Cost $12,366,349)	12,496,152

Preferred stock – 0.47%
	United Kingdom – 0.34%
850,000	Nationwide Building Society (d)	1,441,031

	United States – 0.13%
21,258	Citigroup Capital XIII (f)	548,881
	Total preferred stock
	(Cost $2,218,697)	1,989,912
	Total long-term investments
	(Cost $423,608,219)	415,136,212

Short-term investment – 5.06%
21,654,897	Fidelity Investments Money Market Treasury Portfolio (g)	21,654,897
	Total short-term investment
	(Cost $21,654,897)	21,654,897

Total investments – 102.12%
	(Cost $445,263,116)	436,791,109
Financial Derivative Instruments (h)
	(Cost or Premiums, net $36,267) – (0.98)%	$(4,190,403)
Net other assets and liabilities – (1.14)%		(4,883,396)
Total net assets – 100.00%		$427,717,310

(a)
Bank loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the "1933 Act"), and may be subject to contractual and legal restrictions on sale. Bank loan interests in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(b)
Bank loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(c)	Security or a portion thereof is purchased on a delayed delivery basis.
(d)	Maturity date is perpetual. Maturity date presented represents the next call date.
(e)
Restricted security, purchased pursuant to Rule 144A under the Securities Act of 1933, as amended, and which is exempt from registration under that Act. At January 31, 2017, the restricted securities held by the Fund had an aggregate value of $67,847,814, which represented 15.9% of net assets.

See notes to financial statements

Portfolio of investments (unaudited)
Strategic Income Fund
January 31, 2017 (continued)
(f)
Variable or Floating rate interest rate security. Includes fixed-to-floating rate corporate bond securities which currently pay a fixed coupon that will move to a floating rate coupon if the bond is not redeemed at the call date. Rate presented represents rate at January 31, 2017.

(g)
All or a portion of these securities and short-term investments were segregated for open futures contracts, open forward foreign currency contracts, delayed delivery purchases and swap contracts at January 31, 2017.

(h)	Information with respect to financial derivative instruments is disclosed in the following tables.
ETF	Exchange-traded fund
(h) FINANCIAL DERIVATIVE INSTRUMENTS
EXCHANGE-TRADED OR CENTRALLY-CLEARED FINANCIAL DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS
			Current	Unrealized
	Number of	Expiration	notional	appreciation/(depreciation)
	contracts	date	value	Asset	Liability
UK Long Gilt Bond (Long)	166	3/29/17	$25,867,510	$—	$(49,507)
Total				$—	$(49,507)
During the period ended January 31, 2017, average monthly notional value related to futures contracts was approximately $16.9 million or 3.9% of net assets.
FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY-CLEARED SUMMARY
The following is a summary of the value of exchange-traded or centrally-cleared financial derivative instruments as of January 31, 2017:

	Unrealized		Unrealized
	Appreciation		Depreciation
	Futures		Futures
	Contracts	Total	Contracts	Total
Total Exchange-Traded or
Centrally Cleared	$—	$—	$(49,507)	$(49,507)

OVER-THE-COUNTER FINANCIAL DERIVATIVE INSTRUMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

			Local	Current	Unrealized
		Value	amount	notional	appreciation/(depreciation)
	Counterparty	date	(000's)	value	Asset	Liability
Australian Dollar (Short)	BNP Paribas
	Securities Services	2/22/17	65,304	$49,502,663	$—	$(575,908)
British Pound (Short)	BNP Paribas
	Securities Services	2/22/17	63,691	80,149,885	—	(2,402,357)
Euro (Short)	BNP Paribas
	Securities Services	2/22/17	75,502	81,563,597	—	(1,095,556)
Total					$—	$(4,073,821)
During the period ended January 31, 2017, average monthly notional value related to forward foreign currency contracts was approximately $253.23million or 59.2% of net assets.
See notes to financial statements

Portfolio of investments (unaudited)
Strategic Income Fund
 January 31, 2017 (continued)
Credit Default Swap Contracts

						Upfront
		Rates		Implied	Notional	premiums	Unrealized
	Reference	received/	Termination	credit	amount	paid/	appreciation/	Value
Counterparty	entity	(paid )	date	spread	(000s)	(received )	(depreciation)	Asset	Liability

Protection purchased:
JP Morgan Chase Bank, N.A.	Deutsche Lufthansa	(1.00)%	12/20/21	1.32%	$2,159	$62,500	$(29,090)	$33,410	$—
JP Morgan Chase Bank, N.A.	Host Hotels	(1.00)%	12/20/20	0.65%	2,500	40,372	(73,440)	—	(33,068)
Barclays Bank plc	McKesson	(1.00)%	12/20/21	0.56%	3,200	(75,671)	10,102	—	(65,569)
Barclays Bank plc	Renault	(1.00)%	12/20/21	0.97%	3,238	10,704	(14,914)	—	(4,210)

Protection sold:
JPMorgan Chase Bank, N.A.	ConvaTec Healthcare	5.00%	12/20/17	0.12%	54	(1,638)	$4,000	$2,362	$—
Total						$36,267	$(103,342)	$35,772	$(102,847)
During the period ended January 31, 2017, average monthly notional value related to swap contracts, including both centrally-cleared and over-the-counter, was approximately $16.2 million or 3.8% of net assets.
FINANCIAL DERIVATIVE INSTRUMENTS: OVER-THE-COUNTER SUMMARY
The following is a summary by counterparty of the value of over-the-counter financial derivative instruments and collateral (received)/pledged as of January 31, 2017:

	Financial Derivative Assets			Financial Derivative Liabilities
	Unrealized Appreciation	Value(1)		Unrealized Depreciation	Value(1)
	Forward Foreign Currency Contracts	Swap Contracts	Total Over-the Counter	Forward Foreign Currency Contracts	Swap Contracts	Total Over-the Counter	Net Value of OTC Derivatives	Collateral (Received) / Pledged	Net Exposure(2)

Amounts subject to a master netting agreement:
Barclays Bank plc	$—	$—	$—	$—	$(69,779)	$(69,779)	$(69,779)	$—	$(69,779)
BNP Paribas
Securities Services	—	—	—	(4,073,821)	—	(4,073,821)	(4,073,821)	—	(4,073,821)
JPMorgan Chase Bank, N.A.	—	35,772	35,772	—	(33,068)	(33,068)	2,704	—	2,704
	$—	$35,772	$35,772	$(4,073,821)	$(102,847)	$(4,176,668)	$(4,140,896)	$—	$(4,140,896)

(1)	Value on swap contracts is represented by "unrealized appreciation/(depreciation)" on interest rate swaps, and "value" on credit default swaps, which is inclusive of upfront premiums paid/(received).
(2)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from over-the-counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 2, Significant Accounting Policies, "Derivative instruments," in the Notes to Financial Statements for more information regarding master netting arrangements.

	Cost or Premiums, Net	Asset	Liability
TOTAL FINANCIAL DERIVATIVE INSTRUMENTS	$36,267	$35,772	$(4,226,175)
See notes to financial statements

Portfolio of investments (unaudited)
Strategic Income Fund
 January 31, 2017 (continued)
Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Sovereign	11.50%
Diversified Banking Institution	6.35
Cable TV	5.53
Life/Health Insurance	5.06
Commercial Banks Non-US	3.90
Containers-Paper/Plastic	3.69
Telecommunication Services	3.49
Tobacco	3.46
Commercial Services	3.01
Income Equity	2.92
Containers - Metal/Glass	2.09
Medical-Hospitals	2.02
Medical Products	1.99
Money Center Banks	1.92
Diversified Operations	1.84
Specialized REITs	1.79
Specialty Stores	1.60
Super-Regional Banks-US	1.58
Food-Retail	1.56
Containers & Packaging	1.52
Gambling (Non-Hotel)	1.35
Medical Labs & Testing Services	1.35
Electric-Transmission	1.34
Paper & Related Products	1.32
Commercial Services-Finance	1.06
Auto Racing	1.01
Brewery	0.99
Data Processing/Management	0.98
Retail-Drug Store	0.94
Casinos & Gaming	0.93
Beverages	0.91
Funeral Services & Related Items	0.88
Radio	0.88
Reinsurance	0.88
Airport Development & Maintenance	0.85
Building Societies	0.84
Broadcast Services/Programs	0.77
Specialized Finance	0.77
Power Conversion/Supply Equipment	0.76
Mortgage Banks	0.74
Food-Catering	0.73
Finance-Other Services	0.67
Computer Data Security	0.66
Consumer Products - Miscellaneous	0.66
Beverages-Non-alcoholic	0.65
Transaction Mgt Systems	0.64
Medical-HMO	0.60
Dialysis Centers	0.59
Telephone-Integrated	0.56
REITS-Diversified	0.54
Cellular Telecommunications	0.52
Publishing-Books	0.51

Industry concentration as	% of net
a percentage of net assets:	assets
Advertising Services	0.49%
Electronic Measurement Instruments	0.40
Resorts/Theme Parks	0.37
Applications Software	0.35
Consulting Services	0.30
Food-Miscellaneous/Diversified	0.30
Drug Delivery Systems	0.27
Publishing-Newspapers	0.25
Multi-line Insurance	0.20
Computer Software	0.19
Property/Casualty Insurance	0.12
Real Estate Operations/Development	0.10
Water	0.02
Total Long-Term Investments	97.06
Short-Term Investment	5.06
Total Investments	102.12
Financial Derivative Instruments	(0.98)
Net Other Assets and Liabilities	(1.14)
100.00%

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
US Dollar	50%
Euro	21
British Pound	18
Australian Dollar	11
100%
See notes to financial statements

Portfolio of investments (unaudited)
Strategic Income Fund
 January 31, 2017 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2017:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets
Bank loans
France	$—	$5,467,169	$—	$5,467,169
Germany	—	11,105,409	—	11,105,409
Ireland	—	4,032,348	—	4,032,348
Netherlands	—	8,431,779	—	8,431,779
Switzerland	—	3,610,370	—	3,610,370
United States	—	53,156,211	—	53,156,211
Total Bank loans	—	85,803,286	—	85,803,286

Corporate bonds
Denmark	—	1,656,638	—	1,656,638
France	—	8,014,940	—	8,014,940
Germany	—	14,294,142	—	14,294,142
Ireland	—	16,404,343	—	16,404,343
Luxembourg	—	4,682,360	—	4,682,360
Netherlands	—	5,419,764	—	5,419,764
Spain	—	3,684,238	—	3,684,238
Switzerland	—	6,657,809	—	6,657,809
United Kingdom	—	115,004,622	—	115,004,622
United States	—	89,835,571	—	89,835,571
Total Corporate bonds	—	265,654,427	—	265,654,427

Foreign government obligations
Australia	—	49,192,435	—	49,192,435
Total Foreign government obligations	—	49,192,435	—	49,192,435

Investment companies
United States	12,496,152	—	—	12,496,152
Total Investment companies	12,496,152	—	—	12,496,152

Preferred stock
United Kingdom	—	1,441,031	—	1,441,031
United States	548,881	—	—	548,881
Total Preferred stock	548,881	1,441,031	—	1,989,912

Short-term investment	21,654,897	—	—	21,654,897
Total Short-term investment	21,654,897	—	—	21,654,897
Total Investments	$34,699,930	$402,091,179	$—	$436,791,109
See notes to financial statements

Portfolio of investments (unaudited)
Strategic Income Fund
 January 31, 2017 (continued)

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total

Financial Derivative Instruments – Assets
Over-the-counter	$—	$35,772	$—	$35,772
Total Financial Derivative Instruments – Assets	$—	$35,772	$—	$35,772

Liabilities
Financial Derivative Instruments – Liabilities
Exchange-traded or centrally-cleared	$(49,507)	$—	$—	$(49,507)
Over-the-counter	—	(4,176,668)	—	(4,176,668)
Total Financial Derivative Instruments – Liabilities	$(49,507)	$(4,176,668)	$—	$(4,226,175)

During the period ended January 31, 2017, there were no transfers in or out of security levels.
Fair Value of Financial Derivative Instruments
The following is a summary of the fair valuation of the Fund's financial derivative instruments categorized by risk exposure:
Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of January 31, 2017

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total
Financial Derivative Instruments – Assets
Over-the-Counter
Swap Contracts	$—	$—	$—	$35,772	$—	$35,772
Total	$—	$—	$—	$35,772	$—	$35,772

Financial Derivative Instruments – Liabilities
Exchange-traded
Futures Contracts	$—	$—	$—	$—	$(49,507)	$(49,507)
	$—	$—	$—	$—	$(49,507)	$(49,507)
Over-the-Counter
Forward Foreign Currency Contracts	$(4,073,821)	$—	$—	$—	$—	$(4,073,821)
Swap Contracts	—	—	—	(102,847)	—	(102,847)
Total	$(4,073,821)	$—	$—	$(102,847)	$—	$(4,176,668)
Net	$(4,073,821)	$—	$—	$(67,075)	$(49,507)	$(4,190,403)
See notes to financial statements

Portfolio of investments (unaudited)
Strategic Income Fund
 January 31, 2017 (continued)
Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended January 31, 2017

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net realized gain/(loss) from financial derivative instruments:
Futures Contracts	$—	$—	$614,774	$—	$568,028	$1,182,802
Forward Foreign Currency Contracts	$13,368,031	$—	$—	$—	$—	$13,368,031
Swap Contracts	$—	$—	$—	$(152,882)	$—	$(152,882)
Total	$13,368,031	$—	$614,774	$(152,882)	$568,028	$14,397,951

	Derivatives not accounted for as hedging instruments
	Foreign
	Currency	Equity	Interest	Credit	Inflation
	Risk	Risk	Rate Risk	Risk	Risk	Total

Net change in unrealized appreciation/(depreciation) of financial derivative instruments
Futures Contracts	$—	$—	$(276,057)	$—	$—	$(276,057)
Forward Foreign Currency Contracts	$(2,225,767)	$—	$—	$—	$—	$(2,225,767)
Swap Contracts	$—	$—	$—	$35,706	$—	$35,706
Total	$(2,225,767)	$—	$(276,057)	$35,706	$—	$(2,466,118)
See notes to financial statements

Portfolio of investments (unaudited)
US Growth Opportunities Fund
January 31, 2017

		Value
Shares		(note 2)

Common stocks – 96.48%

	United States – 96.48%
923	Acuity Brands, Inc.	$191,273
2,730	Adobe Systems, Inc. *	309,527
207	Alphabet, Inc., Class A *	169,779
3,443	Amphenol Corp., Class A	232,368
6,248	Bank of the Ozarks, Inc.	342,828
2,070	Bio-Techne Corp.	210,623
900	C.R. Bard, Inc.	213,597
2,948	Cantel Medical Corp.	228,205
1,733	Celgene Corp. *	201,288
908	CoStar Group, Inc. *	183,507
1,808	Costco Wholesale Corp.	296,422
2,805	Danaher Corp.	235,396
2,108	Ecolab, Inc.	253,234
3,143	Fiserv, Inc. *	337,652
2,895	Fortive Corp.	160,122
1,590	Henry Schein, Inc. *	254,177
1,725	IDEX Corp.	155,526
2,490	Intuit, Inc.	295,264
2,985	Manhattan Associates, Inc. *	153,011
4,133	Microchip Technology, Inc.	278,358
593	Panera Bread Co., Class A *	123,973
4,095	Raymond James Financial, Inc.	306,838
2,550	Red Hat, Inc. *	193,494
2,190	salesforce.com, Inc. *	173,229
1,388	Snap-on, Inc.	251,964
5,295	Starbucks Corp.	292,390
1,830	The JM Smucker Co.	248,605
1,965	The Middleby Corp. *	263,664
4,020	The TJX Companies, Inc.	301,178
2,460	The Walt Disney Co.	272,199
1,838	Tractor Supply Co.	135,405
1,095	Tyler Technologies, Inc. *	159,892
795	Ultimate Software Group, Inc. *	153,960
3,503	VF Corp.	180,334
3,498	Visa, Inc., A Shares	289,320
3,353	Walgreens Boots Alliance, Inc.	274,745
		8,323,347

	Total common stocks
	(Cost $7,122,954)	8,323,347

	Total long-term investments
	(Cost $7,122,954)	8,323,347

		Value
Shares		(note 2)

Short-term investment – 3.19%
275,294	Fidelity Investments Money
	Market Treasury Portfolio	$275,294

	Total short-term investment
	(Cost $275,294)	275,294

Total investments – 99.67%
	(Cost $7,398,248)	8,598,641
Net other assets and liabilities – 0.33%		28,871
Total net assets – 100.00%		$8,627,512

*	Non-income producing security
See notes to financial statements

Portfolio of investments (unaudited)
US Growth Opportunities Fund
 January 31, 2017 (continued)
Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Applications Software	7.67%
Medical Products	5.59
Enterprise Software/Services	5.41
Machinery-General Industrials	4.86
Retail - Restaurants	4.83
Commercial Banks-Southern US	3.97
Data Processing/Management	3.91
Electronic Forms	3.59
Finance - Investment Banking & Brokerage	3.56
Retail-Major Department Store	3.49
Retail-Discount	3.44
Commercial Services-Finance	3.35
Electronic Components-Semiconductors	3.23
Retail-Drug Store	3.18
Multimedia	3.15
Chemicals - Specialty	2.94
Tools-Hand Held	2.92
Food-Confectionery	2.88
Diversified Manufacturing Operations	2.73
Electronic Connectors	2.69
Disposable Medical Products	2.48
Medical Instruments	2.44
Medical-Biomedical/Gene	2.33
Lighting Products & Systems	2.22
Commercial Services	2.13
Apparel Manufacturers	2.09
Web Portals/ISP	1.97
Electronic Measurement Instruments	1.86
Retail-Gardening Products	1.57
Total Long-Term Investments	96.48
Short-Term Investment	3.19
Total Investments	99.67
Net Other Assets and Liabilities	0.33
100.00%

Currency exposure of portfolio assets before
any currency hedging, if applicable.	% of total
Excludes derivatives:	investments
US Dollar	100%
100%
See notes to financial statements

Portfolio of investments (unaudited)
US Growth Opportunities Fund
 January 31, 2017 (continued)
Fair Value Measurement
The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy at January 31, 2017:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
Description	(level 1)	(level 2)	(level 3)	Total
Assets
Common stocks
United States	$8,323,347	$—	$—	$8,323,347
Total Common stocks	8,323,347	—	—	8,323,347
Short-term investment	275,294	—	—	275,294
Total Short-term investment	275,294	—	—	275,294
Total Investments	$8,598,641	$—	$—	$8,598,641

During the period ended January 31, 2017, there were no transfers in or out of security levels.
See notes to financial statements

This page intentionally left blank.

Financial statements (unaudited)
Statements of assets and liabilities
 January 31, 2017

		Dividend
	All	& Income
	Asset	Builder
	Fund	Fund
Assets:
Investments, at fair value
Securities	$24,445,150	$130,180,665
Affiliated companies	6,609,375	—
Short term investment	18,944,741	514,000
Other Securities (see note 2)	—	—
Total investments	49,999,266	130,694,665
Cash	—	512
Foreign cash, at value	18,394	—
Cash at broker for open futures contracts	450,752	—
Dividends, interest, and securities lending income receivable	10,167	383,025
Receivable for investment securities sold	—	1,385,549
Receivable for fund shares sold	24,566	233,607
Financial Derivative Instruments
Exchange-traded or centrally-cleared	237,757	—
Over-the-counter	145,433	—
Prepaid expenses and other assets	29,214	40,125
Total Assets	50,915,549	132,737,483
Liabilities:
Foreign cash overdraft, at value	—	20
Payable for investment securities purchased	—	—
Payable for collateral on securities loaned	—	—
Payable for fund shares redeemed	155,831	846,785
Financial Derivative Instruments
Exchange-traded or centrally-cleared	—	—
Over-the-counter	—	310,663
Payable to investment advisor	11,966	87,282
Payable for 12b-1 distribution and service fees	9,299	37,520
Accrued expenses and other payables	25,682	51,709
Total Liabilities	202,778	1,333,979
Net assets	$50,712,771	$131,403,504
Net assets consist of:
Paid-in capital	$49,826,953	$129,532,379
Accumulated undistributed net investment income (loss)	(1,635)	(178,423)
Accumulated net realized gain on investments, financial derivative instruments, short sales and foreign currency transactions	83,703	(206,517)
Net unrealized appreciation of investments, financial derivative instruments, short sales and foreign currencies	803,750	2,256,065
	$50,712,771	$131,403,504
See notes to financial statements

Financial statements (unaudited)
Statements of assets and liabilities
 January 31, 2017 (continued)

Emerging	European	Global Equity	Global	High Yield
Markets	Focus	Income	Technology	Opportunities
Fund	Fund	Fund	Fund	Fund

$73,724,355	$1,726,811,234	$4,021,543,300	$201,365,932	$53,358,147
—	—	—	—	—
4,588,507	53,062,027	93,669,513	937,822	4,454,097
—	31,774,590	—	—	—
78,312,862	1,811,647,851	4,115,212,813	202,303,754	57,812,244
—	—	—	—	751,042
255,107	2,677,478	—	13	—
—	—	—	—	—
104,489	3,488,594	21,027,466	154,854	954,076
134,148	43,581,929	77,390,385	2,732,619	250,625
442,976	24,015,432	26,122,776	148,601	614,905

—	—	—	—	—
—	—	—	—	—
55,312	93,855	204,644	41,131	20,405
79,304,894	1,885,505,139	4,239,958,084	205,380,972	60,403,297

—	—	264	—	—
862,236	19,458,796	128,997,126	898,221	2,971,162
—	31,774,590	—	—	—
69,189	14,761,783	14,354,308	484,485	12,004

—	—	—	—	—
—	7,428,774	14,597,668	—	—
37,138	1,485,949	2,364,647	157,428	15,953
7,547	257,494	1,000,768	65,085	4,824
164,420	991,901	1,413,959	92,261	30,385
1,140,530	76,159,287	162,728,740	1,697,480	3,034,778
$78,164,364	$1,809,345,852	$4,077,229,344	$203,683,492	$57,368,519

$79,588,595	$2,363,074,352	$4,496,226,548	$124,281,460	$56,023,951
(330,319)	(412,461)	(25,311,075)	(1,230,174)	23,857

(5,082,344)	(389,834,962)	(356,927,124)	4,427,607	(535,095)

3,988,432	(163,481,077)	(36,759,005)	76,204,599	1,855,806
$78,164,364	$1,809,345,852	$4,077,229,344	$203,683,492	$57,368,519
See notes to financial statements

Financial statements (unaudited)
Statements of assets and liabilities
 January 31, 2017 (continued)

		Dividend
	All	& Income
	Asset	Builder
	Fund	Fund
Net assets:
Class A Shares	$3,849,676	$26,947,936
Class C Shares	$9,286,818	$35,580,204
Class I Shares	$7,992,763	$68,610,014
Class R6 Shares	$29,583,514	$265,350
Shares outstanding:
Class A Shares (unlimited number of shares authorized)	374,677	2,230,555
Class C Shares (unlimited number of shares authorized)	921,245	2,974,147
Class I Shares (unlimited number of shares authorized)	780,574	5,680,372
Class R6 Shares (unlimited number of shares authorized)	2,895,620	21,954
Class A shares:
Net asset value and redemption price per share	$10.27	$12.08
Maximum sales charge*	5.75%	5.00%
Maximum offering price per share	$10.90	$12.72
Class C shares:
Net asset value and offering price per share	$10.08	$11.96
Class I shares:
Net asset value and offering price per share	$10.24	$12.08
Class R6 shares:
Net asset value and offering price per share	$10.22	$12.09

Investments, at cost	$49,579,555	$128,126,820
Cost or Premiums of Financial Derivative Instruments, net	$—	$—
Foreign cash, at cost	$17,472	$(20)

*	On purchases of $50,000 or more, the sales charge may be reduced as outlined in the Prospectus.
See notes to financial statements

Financial statements (unaudited)

Statements of assets and liabilities
 January 31, 2017 (continued)

Emerging	European	Global Equity	Global	High Yield
Markets	Focus	Income	Technology	Opportunities
Fund	Fund	Fund	Fund	Fund

$13,422,172	$340,959,950	$768,509,735	$81,098,442	$11,359,119
$5,804,291	$203,571,610	$984,684,869	$56,963,173	$3,112,414
$56,657,047	$1,263,721,044	$2,321,620,568	$65,337,140	$19,966,221
$2,280,854	$1,093,248	$2,414,172	$284,737	$22,930,765

1,486,204	11,243,176	106,554,898	3,349,427	1,134,359
663,931	7,155,718	137,461,637	2,763,595	311,679
6,252,109	41,834,955	321,243,938	2,626,571	2,001,661
251,772	36,208	334,071	11,446	2,300,466

$9.03	$30.33	$7.21	$24.21	$10.01
5.75%	5.75%	5.75%	5.75%	4.75%
$9.58	$32.18	$7.65	$25.69	$10.51

$8.74	$28.45	$7.16	$20.61	$9.99

$9.06	$30.21	$7.23	$24.88	$9.97

$9.06	$30.19	$7.23	$24.88	$9.97

$74,210,550	$1,965,515,165	$4,137,171,519	$126,103,505	$55,956,438
$—	$—	$—	$—	$—
$255,095	$4,698,183	$(267)	$13	$—
See notes to financial statements

Financial statements (unaudited)
Statements of assets and liabilities
 January 31, 2017 (continued)

International
Long/Short
Equity
Fund
Assets:
Investments, at fair value
Securities	$7,207,643
Affiliated companies	—
Short term investment	8,326,758
Other Securities (see note 2)	—
Total investments	15,534,401
Cash	13,453
Foreign cash, at value	1,945
Cash at broker for open futures contracts	27,172
Cash segregated as collateral on securities sold short	3,273,947
Cash segregated as collateral on equity swap contracts	560,000
Dividends, interest, and securities lending income receivable	17,637
Receivable for investment securities sold	836,273
Receivable for fund shares sold	20,000
Receivable from investment advisor	3,869
Financial Derivative Instruments
Exchange-traded or centrally-cleared	—
Over-the-counter	206,080
Prepaid expenses and other assets	39,158
Total Assets	20,533,935
Liabilities:
Foreign cash overdraft, at value	—
Payable for investment securities purchased	274,521
Securities sold short, at value	5,286,355
Payable for collateral on securities loaned	—
Payable for fund shares redeemed	29,571
Payable for short sale financing	4,862
Due to broker for open swap contracts	—
Financial Derivative Instruments
Exchange-traded or centrally-cleared	4,840
Over-the-counter	183,278
Payable for periodic payments on equity swap contracts	7,217
Payable to investment advisor	—
Payable for 12b-1 distribution and service fees	426
Dividends payable for short sales	630
Accrued expenses and other payables	41,756
Total Liabilities	5,833,456
Net assets	$14,700,479
Net assets consist of:
Paid-in capital	$16,123,886
Accumulated undistributed net investment income (loss)	(961,317)
Accumulated net realized gain on investments, financial derivative instruments, short sales and foreign currency transactions	(897,007)
Net unrealized appreciation of investments, financial derivative instruments, short sales and foreign currencies	434,917
$14,700,479
See notes to financial statements

Financial statements (unaudited)
Statements of assets and liabilities
 January 31, 2017 (continued)

International	International	Strategic	US Growth
Opportunities	Small Cap	Income	Opportunities
Fund	Fund	Fund	Fund

$4,209,457,170	$5,333,148	$415,136,212	$8,323,347
—	—	—	—
145,503,490	12,152	21,654,897	275,294
82,045,262	—	—	—
4,437,005,922	5,345,300	436,791,109	8,598,641
—	741	35,792	11,821
14,588,461	—	145,386	—
—	—	353,820	—
—	—	—	—
—	—	—	—
5,809,250	2,405	4,596,328	447
55,069,394	—	10,619,226	—
17,981,688	—	1,755,217	—
—	2,546	—	2,269

—	—	—	—
—	—	35,772	—
206,005	10,519	45,470	33,848
4,530,660,720	5,361,511	454,378,120	8,647,026

—	—	—	—
64,919,150	—	19,265,151	—
—	—	—	—
82,045,262	—	—	—
13,143,616	—	2,381,464	—
—	—	—	—
—	—	368,742	—

—	—	49,507	—
8,913,085	—	4,176,668	—
—	—	—	—
3,413,381	—	205,697	—
551,180	—	53,142	726
—	—	—	—
1,465,830	1,643	160,439	18,788
174,451,504	1,643	26,660,810	19,514
$4,356,209,216	$5,359,868	$427,717,310	$8,627,512

$4,464,094,918	$5,000,000	$454,303,753	$7,823,951
(32,412,614)	(2,484)	(1,673,558)	(21,251)

(582,308,866)	(12,252)	(12,087,572)	(375,581)

506,835,778	374,604	(12,825,313)	1,200,393
$4,356,209,216	$5,359,868	$427,717,310	$8,627,512
See notes to financial statements

Financial statements (unaudited)
Statements of assets and liabilities
January 31, 2017 (continued)
International
Long/Short
Equity
Fund
Net assets:
Class A Shares	$1,079,576
Class C Shares	$229,940
Class I Shares	$8,725,633
Class R Shares	$—
Class R6 Shares	$4,665,330
Class IF Shares	$—
Shares outstanding:
Class A Shares (unlimited number of shares authorized)	112,361
Class C Shares (unlimited number of shares authorized)	24,582
Class I Shares (unlimited number of shares authorized)	922,126
Class R Shares (unlimited number of shares authorized)	—
Class R6 Shares (unlimited number of shares authorized)	493,487
Class IF Shares (unlimited number of shares authorized)	—
Class A shares:
Net asset value and redemption price per share	$9.61
Maximum sales charge*	5.75%
Maximum offering price per share	$10.20
Class C shares:
Net asset value and offering price per share	$9.35
Class I shares:
Net asset value and offering price per share	$9.46
Class R shares:
Net asset value and offering price per share	$—
Class R6 shares:
Net asset value and offering price per share	$9.45
Class IF shares:
Net asset value and offering price per share	$—

Investments, at cost	$14,911,330
Cost or Premiums of Financial Derivative Instruments, net	$—
Foreign cash, at cost	$1,929
Proceeds received on short sales	$(5,079,151)

*	On purchases of $50,000 or more, the sales charge may be reduced as outlined in the Prospectus.
See notes to financial statements

Financial statements (unaudited)
Statements of assets and liabilities
January 31, 2017 (continued)
International	International	Strategic	US Growth
Opportunities	Small Cap	Income	Opportunities
Fund	Fund	Fund	Fund

$645,754,867	$—	$60,468,748	$2,509,695
$445,060,579	$—	$45,047,287	$196,442
$2,734,242,869	$—	$320,806,870	$183,414
$21,220,345	$—	$—	$—
$388,311	$5,359,868	$1,394,405	$5,737,961
$509,542,245	$—	$—	$—

25,153,980	—	6,522,076	223,071
18,524,270	—	4,884,037	17,741
106,784,638	—	34,702,862	16,215
844,205	—	—	—
15,167	500,000	150,762	507,222
19,818,065	—	—	—

$25.67	$—	$9.27	$11.25
5.75%		4.75%	5.75%
$27.24	$—	$9.73	$11.94

$24.03	$—	$9.22	$11.07

$25.61	$—	$9.24	$11.31

$25.14	$—	$—	$—

$25.60	$10.72	$9.25	$11.31

$25.71	$—	$—	$—

$3,921,122,952	$4,970,748	$445,263,116	$7,398,248
$—	$—	$36,267	$—
$14,512,066	$—	$147,119	$—
$—	$—	$—	$—
See notes to financial statements

Financial statements (unaudited)
Statements of operations
 For the six months ended January 31, 2017

		Dividend
	All	& Income
	Asset	Builder
	Fund	Fund
Investment income:
Dividends	$302,679	$1,515,486
Dividends from affiliated companies	146,334	—
Interest	—	441,623
Securities lending income	—	—
Foreign taxes withheld	—	(93,664)
Total Investment Income	449,013	1,863,445
Expenses:
Investment advisory fees	103,559	478,024
12b-1 distribution and service fees:
Class A Shares	4,891	41,395
Class C Shares	48,141	168,844
Sub-accounting fees:
Class A Shares	995	6,771
Class C Shares	3,289	9,016
Class I Shares	5,126	13,041
Transfer agent fees:
Class A Shares	341	3,221
Class C Shares	667	3,341
Class I Shares	717	4,680
Class R6 Shares	1,883	289
Registration and filing fees	30,383	33,045
Audit fees	17,791	17,791
Custodian fees	9,055	15,120
Administrative fees	6,264	15,428
Printing and postage fees	2,121	5,013
Legal fees	1,217	2,427
Compliance officer fees	1,042	2,062
Trustees' fees and expenses	984	2,347
Accounting fees	683	7,681
Miscellaneous fees	5,825	9,338
Total Expenses	244,974	838,874
Fees waived and/or expenses reimbursed by investment advisor	(35,312)	(85)
Net Expenses	209,662	838,789
Net investment income/(loss)	$239,351	$1,024,656
See notes to financial statements

Financial statements (unaudited)
Statements of operations
 For the six months ended January 31, 2017 (continued)

Emerging	European	Global Equity	Global	High Yield
Markets	Focus	Income	Technology	Opportunities
Fund	Fund	Fund	Fund	Fund

$620,301	$14,693,620	$112,052,980	$957,668	$3,607
—	—	—	—	—
—	—	4,256	—	1,605,391
—	107,716	—	12,857	—
(89,611)	(423,300)	(7,071,237)	(31,185)	—
530,690	14,378,036	104,985,999	939,340	1,608,998

334,820	10,367,081	13,720,563	949,894	117,121

12,778	564,066	942,952	101,682	11,176
27,413	1,229,656	5,162,410	301,256	13,197

2,758	180,570	281,776	26,447	2,941
2,157	145,442	388,241	27,499	708
12,584	715,425	760,227	28,471	3,483

728	50,665	63,247	6,645	682
500	23,023	74,866	4,985	21
2,845	120,686	151,201	4,554	777
308	645	316	220	1,563
35,210	71,431	103,679	31,196	27,082
17,791	17,791	17,791	17,791	18,306
98,150	238,869	300,896	12,355	11,452
8,109	277,183	492,304	25,533	5,671
2,462	169,830	187,691	13,798	1,370
895	74,674	87,614	5,185	785
1,088	43,513	72,661	4,822	764
1,133	48,699	76,673	4,071	807
7,292	7,160	7,460	6,878	1,763
5,635	110,630	136,045	10,737	10,217
574,656	14,457,039	23,028,613	1,584,019	229,886
(63,118)	—	—	—	(46,229)
511,538	14,457,039	23,028,613	1,584,019	183,657
$19,152	$(79,003)	$81,957,386	$(644,679)	$1,425,341
See notes to financial statements

Financial statements (unaudited)
Statements of operations
 For the six months ended January 31, 2017 (continued)

		Dividend
	All	& Income
	Asset	Builder
	Fund	Fund
Net realized and unrealized gain/(loss):
Net realized gain/(loss) from:
Investment transactions(a)(b)	$751,827	$1,164,130
Distributions from investment companies	127	—
Financial derivative instruments	792,798	894,315
Short sales	—	—
Foreign currency transactions	(28,881)	(29,446)
Net change in unrealized appreciation/(depreciation) of:
Investments(b)(c)	(558,386)	(1,530,315)
Financial derivative instruments	(205,897)	(184,280)
Translation of other assets and liabilities	(4,318)	9,313
Net Realized and Unrealized Gain/(Loss)	747,270	323,717
Net increase/(decrease) in net assets resulting from operations	$986,621	$1,348,373

(a)	Affiliated companies accounted for $(213,478) of the net realized gain/(loss) from investment transactions.
(b)	Includes foreign capital gains tax paid of $(10,514) for Emerging Markets Fund.
(c)	Includes change in foreign capital gains tax accrued of $(89,949) and $187,665 for Emerging Markets Fund and Global Equity Income Fund,
respectively.
See notes to financial statements

Financial statements (unaudited)
Statements of operations
 For the six months ended January 31, 2017 (continued)

Emerging	European	Global Equity	Global	High Yield
Markets	Focus	Income	Technology	Opportunities
Fund	Fund	Fund	Fund	Fund

$323,276	$(122,833,865)	$5,116,312	$12,553,305	$888,940
—	—	—	—	—
—	15,587,770	30,006,001	—	(5,532)
—	—	—	—	—
(12,393)	1,076,282	(3,823,828)	(17,650)	—

(191,715)	16,436,265	(45,347,942)	7,464,205	1,081,771
—	(4,232,645)	195,784	—	6,671
2,653	(2,017,565)	1,012,262	4,125	—
121,821	(95,983,758)	(12,841,411)	20,003,985	1,971,850
$140,973	$(96,062,761)	$69,115,975	$19,359,306	$3,397,191
See notes to financial statements

Financial statements (unaudited)
Statements of operations
 For the six months ended January 31, 2017 (continued)

International
Long/Short
Equity
Fund
Investment income:
Dividends	$58,783
Dividends from affiliated companies	—
Interest	—
Securities lending income	—
Foreign taxes withheld	(5,388)
Total Investment Income	53,395
Expenses:
Investment advisory fees	105,046
12b-1 distribution and service fees:
Class A Shares	2,300
Class C Shares	1,148
Class R Shares	—
Class IF Shares	—
Sub-accounting fees:
Class A Shares	896
Class C Shares	20
Class I Shares	4,353
Class R Shares	—
Transfer agent fees:
Class A Shares	2,753
Class C Shares	37
Class I Shares	697
Class R Shares	—
Class R6 Shares	351
Class IF Shares	—
Registration and filing fees	28,640
Audit fees	18,271
Custodian fees	72,933
Administrative fees	2,033
Printing and postage fees	636
Legal fees	512
Compliance officer fees	289
Trustees' fees and expenses	374
Accounting fees	7,116
Organization expense	—
Deferred offering costs	—
Miscellaneous fees	4,853
Total Expenses before expenses on securities sold short	253,258
Dividend expense on securities sold short	27,239
Short sale financing fees	31,991
Total Expenses after expenses on securities sold short	312,488
Fees waived and/or expenses reimbursed by investment advisor	(125,707)
Net Expenses	186,781
Net investment income/(loss)	$(133,386)

*	Fund commenced operations on December 15, 2016.
See notes to financial statements

Financial statements (unaudited)
Statements of operations
For the six months ended January 31, 2017 (continued)

International	International	Strategic	US Growth
Opportunities	Small Cap	Income	Opportunities
Fund	Fund*	Fund	Fund

$31,999,964	$5,985	$108,427	$37,374
—	—	—	—
—	—	8,297,566	—
193,854	—	—	—
(2,399,721)	(226)	—	—
29,794,097	5,759	8,405,993	37,374

20,865,125	6,581	1,228,888	33,124
915,590	—	80,233	3,426
2,387,174	—	246,516	952
51,882	—	—	—
139,571	—	—	—
300,555	—	22,753	1,184
281,960	—	18,699	38
1,060,558	—	114,000	—
20,124	—	—	—
73,989	—	6,075	300
38,013	—	3,752	40
194,141	—	26,260	24
1,977	—	—	—
371	193	220	573
9,760	—	—	—
131,312	—	44,897	26,477
18,095	6,092	19,663	17,762
569,688	1,288	57,749	2,629
564,190	163	54,057	1,069
247,957	64	18,830	34
110,079	52	8,821	192
87,736	26	7,147	149
90,054	23	8,306	172
7,344	1,107	4,480	576
—	12,436	—	—
—	2,785	—	—
163,742	537	37,751	1,728
28,330,987	31,347	2,009,097	90,449
—	—	—	—
—	—	—	—
28,330,987	31,347	2,009,097	90,449
—	(23,104)	—	(44,113)
28,330,987	8,243	2,009,097	46,336
$1,463,110	$(2,484)	$6,396,896	$(8,962)
See notes to financial statements

Financial statements (unaudited)
Statements of operations
 For the six months ended January 31, 2017 (continued)

International
Long/Short
Equity
Fund
Net realized and unrealized gain/(loss):
Net realized gain/(loss) from:
Investment transactions	$106,202
Distributions from investment companies	—
Financial derivative instruments	967,345
Short sales	(879,208)
Foreign currency transactions	(14,917)
Net change in unrealized appreciation/(depreciation) of:
Investments(a)	220,624
Financial derivative instruments	(719,641)
Short sales	619,902
Translation of other assets and liabilities	2,215
Net Realized and Unrealized Gain/(Loss)	302,522
Net increase/(decrease) in net assets resulting from operations	$169,136

(a)	Includes change in foreign capital gains tax accrued of $1,345,462 for International Opportunities Fund.
*	Fund commenced operations on December 15, 2016.
See notes to financial statements

Financial statements (unaudited)
Statements of operations
 For the six months ended January 31, 2017 (continued)

International	International		Strategic	US Growth
Opportunities	Small Cap		Income	Opportunities
Fund	Fund	*	Fund	Fund

$(55,199,072)	$—		$(6,050,619)	$(213,850)
—	—		—	—
34,567,382	—		14,397,951	—
—	—		—	—
(4,571,671)	(12,252)		(159,375)	—

20,849,444	374,552		(9,848,789)	308,964
(357,077)	—		(2,466,118)	—
—	—		—	—
(53,934)	52		210,006	—
(4,764,928)	362,352		(3,916,944)	95,114
$(3,301,818)	$359,868		$2,479,952	$86,152
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
 All Asset Fund

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016
Net investment income/(loss)	$239,351	$467,923
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	1,515,871	(1,417,530)
Net change in unrealized appreciation/(depreciation) of investments,financial derivative instruments and foreign currency translations	(768,601)	290,617
Net increase/(decrease) in net assets resulting from operations	986,621	(658,990)
Distributions to shareholders from net investment income:
Class A Shares	(16,308)	(15,397)
Class C Shares	—	(98,042)
Class I Shares	(52,539)	(101,094)
Class R6 Shares*	(241,032)	(230,208)
Total distributions to shareholders from net investment income	(309,879)	(346,699)
Distributions to shareholders from net realized gains:
Class A Shares	—	(161,332)
Class C Shares	—	(297,759)
Class I Shares	—	(411,454)
Class R6 Shares*	—	(860,579)
Total distributions to shareholders from net realized gains	—	(1,731,124)
Net increase/(decrease) from Fund share transactions:
Class A Shares	(219,294)	(2,065,085)
Class C Shares	(119,029)	(1,096,409)
Class I Shares	(2,861,313)	(32,054,787)
Class R6 Shares*	207,343	29,428,493
Net increase/(decrease) from Fund share transactions:	(2,992,293)	(5,787,788)
Net decrease in net assets	(2,315,551)	(8,524,601)

Net assets:
Beginning of period	53,028,322	61,552,923
End of period	$50,712,771	$53,028,322
Accumulated undistributed net investment income/(loss)	$(1,635)	$68,893

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
 Dividend & Income Builder Fund

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016
Net investment income/(loss)	$1,024,656	$2,864,282
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	2,028,999	(1,888,832)
Net change in unrealized appreciation/(depreciation) of investments,financial derivative instruments and foreign currency translations	(1,705,282)	2,134,525
Net increase/(decrease) in net assets resulting from operations	1,348,373	3,109,975

Distributions to shareholders from net investment income:
Class A Shares	(469,189)	(868,814)
Class C Shares	(373,631)	(547,913)
Class I Shares	(961,114)	(1,120,978)
Class R6 Shares*	(5,597)	(8,044)
Total distributions to shareholders from net investment income	(1,809,531)	(2,545,749)

Net increase/(decrease) from Fund share transactions:
Class A Shares	(13,678,865)	24,280,254
Class C Shares	2,406,928	19,255,636
Class I Shares	22,216,077	22,396,737
Class R6 Shares*	(132,410)	394,912
Net increase/(decrease) from Fund share transactions:	10,811,730	66,327,539
Net increase/(decrease) in net assets	10,350,572	66,891,765

Net assets:
Beginning of period	121,052,932	54,161,167
End of period	$131,403,504	$121,052,932
Accumulated undistributed net investment income/(loss)	$(178,423)	$606,452

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
 Emerging Markets Fund

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016
Net investment income/(loss)	$19,152	$442,831
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	310,883	(3,549,865)
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	(189,062)	5,533,805
Net increase/(decrease) in net assets resulting from operations	140,973	2,426,771

Distributions to shareholders from net investment income:
Class A Shares	(84,478)	(14,840)
Class C Shares	(10,078)	—
Class I Shares	(467,218)	(113,662)
Class R6 Shares*	(18,614)	(1,528)
Total distributions to shareholders from net investment income	(580,388)	(130,030)

Net increase/(decrease) from Fund share transactions:
Class A Shares	7,004,443	(1,657,413)
Class C Shares	2,313,926	388,634
Class I Shares	20,119,648	21,914,202
Class R6 Shares*	1,969,651	280,587
Net increase/(decrease) from Fund share transactions:	31,407,668	20,926,010
Net increase/(decrease) in net assets	30,968,253	23,222,751

Net assets:
Beginning of period	47,196,111	23,973,360
End of period	$78,164,364	$47,196,111
Accumulated undistributed net investment income/(loss)	$(330,319)	$230,917

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
 European Focus Fund

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016
Net investment income/(loss)	$(79,003)	$55,061,279
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	(106,169,813)	(194,161,310)
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	10,186,055	(359,295,525)
Net decrease in net assets resulting from operations	(96,062,761)	(498,395,556)

Distributions to shareholders from net investment income:
Class A Shares	(9,900,205)	(6,569,247)
Class C Shares	(3,893,328)	(456,492)
Class I Shares	(41,518,851)	(21,619,784)
Class R6 Shares**	(40,779)	(13,049)
Total distributions to shareholders from net investment income	(55,353,163)	(28,658,572)

Net increase/(decrease) from Fund share transactions:
Class A Shares	(191,998,847)	(214,278,626)
Class B Shares*	—	(4,795,318)
Class C Shares	(69,320,013)	(27,165,240)
Class I Shares	(501,253,661)	(138,019,201)
Class R6 Shares**	(240,014)	1,509,390
Net decrease from Fund share transactions:	(762,812,535)	(382,748,995)
Net decrease in net assets	(914,228,459)	(909,803,123)

Net assets:
Beginning of period	2,723,574,311	3,633,377,434
End of period	$1,809,345,852	$2,723,574,311
Accumulated undistributed net investment income/(loss)	$(412,461)	$55,019,705

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
 Global Equity Income Fund

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016
Net investment income/(loss)	$81,957,386	$232,382,159
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	31,298,485	(338,375,418)
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	(44,139,896)	68,444,258
Net increase/(decrease) in net assets resulting from operations	69,115,975	(37,549,001)

Distributions to shareholders from net investment income:
Class A Shares	(21,209,493)	(46,285,877)
Class C Shares	(25,364,943)	(59,681,818)
Class I Shares	(67,655,744)	(122,675,979)
Class R6 Shares*	(59,856)	(77,455)
Total distributions to shareholders from net investment income	(114,290,036)	(228,721,129)

Net increase/(decrease) from Fund share transactions:
Class A Shares	20,287,080	103,907,258
Class C Shares	(77,373,477)	19,709,933
Class I Shares	167,985,710	446,057,936
Class R6 Shares*	600,615	1,852,281
Net increase/(decrease) from Fund share transactions:	111,499,928	571,527,408
Net increase/(decrease) in net assets	66,325,867	305,257,278

Net assets:
Beginning of period	4,010,903,477	3,705,646,199
End of period	$4,077,229,344	$4,010,903,477
Accumulated undistributed net investment income/(loss)	$(25,311,075)	$7,021,575

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
 Global Technology Fund

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016
Net investment loss	$(644,679)	$(1,138,206)
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	12,535,655	9,489,270
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	7,468,330	(9,121,680)
Net increase/(decrease) in net assets resulting from operations	19,359,306	(770,616)

Distributions to shareholders from net realized gains:
Class A Shares	(5,445,059)	(12,122,041)
Class C Shares	(4,557,679)	(10,437,961)
Class I Shares	(4,466,632)	(10,850,890)
Class R6 Shares**	(17,870)	(118,636)
Total distributions to shareholders from net realized gains	(14,487,240)	(33,529,528)

Net increase/(decrease) from Fund share transactions:
Class A Shares	(1,896,372)	(6,998,455)
Class B Shares*	—	(6,324,806)
Class C Shares	(5,116,469)	(7,370,520)
Class I Shares	(6,372,838)	(15,072,169)
Class R6 Shares**	(56,766)	519,530
Net decrease from Fund share transactions:	(13,442,445)	(35,246,420)
Net decrease in net assets	(8,570,379)	(69,546,564)

Net assets:
Beginning of period	212,253,871	281,800,435
End of period	$203,683,492	$212,253,871
Accumulated undistributed net investment loss	$(1,230,174)	$(585,495)

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
High Yield Opportunities Fund
	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016
Net investment income/(loss)	$1,425,341	$1,616,808
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	883,408	(776,195)
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	1,088,442	1,054,448
Net increase/(decrease) in net assets resulting from operations	3,397,191	1,895,061

Distributions to shareholders from net investment income:
Class A Shares	(270,033)	(164,493)
Class C Shares	(71,146)	(68,258)
Class I Shares	(402,980)	(645,242)
Class R6 Shares*	(720,843)	(792,004)
Total distributions to shareholders from net investment income	(1,465,002)	(1,669,997)

Net increase/(decrease) from Fund share transactions:
Class A Shares	3,040,087	5,894,219
Class C Shares	946,005	685,019
Class I Shares	10,462,420	(12,178,370)
Class R6 Shares*	(397,520)	21,548,668
Net increase/(decrease) from Fund share transactions:	14,050,992	15,949,536
Net increase/(decrease) in net assets	15,983,181	16,174,600

Net assets:
Beginning of period	41,385,338	25,210,738
End of period	$57,368,519	$41,385,338
Accumulated undistributed net investment income/(loss)	$23,857	$63,518

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
 International Long/Short Equity Fund

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016
Net investment income/(loss)	$(133,386)	$(342,498)
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	179,422	(1,006,327)
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments,securities sold short and foreign currency translations	123,100	174,893
Net increase/(decrease) in net assets resulting from operations	169,136	(1,173,932)

Distributions to shareholders from net investment income:
Class A Shares	—	(7,080)
Class C Shares	(4,283)	(2,841)
Class I Shares	(223,699)	(19,072)
Class R6 Shares*	(110,041)	(164,331)
Total distributions to shareholders from net investment income	(338,023)	(193,324)

Distributions to shareholders from net realized gains:
Class A Shares	—	(676)
Class C Shares	—	(333)
Class I Shares	—	(3,476)
Class R6 Shares*	—	(15,567)
Total distributions to shareholders from net realized gains	—	(20,052)
Net increase/(decrease) from Fund share transactions:
Class A Shares	(16,865,467)	18,451,807
Class C Shares	(2,297)	136,714
Class I Shares	(1,515,543)	4,765,039
Class R6 Shares*	(1,497)	5,005,170
Net increase/(decrease) from Fund share transactions:	(18,384,804)	28,358,730
Net increase/(decrease) in net assets	(18,553,691)	26,971,422

Net assets:
Beginning of period	33,254,170	6,282,748
End of period	$14,700,479	$33,254,170
Accumulated undistributed net investment income/(loss)	$(961,317)	$(489,908)

* Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
International Opportunities Fund
	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016
Net investment income/(loss)	$1,463,110	$65,394,365
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	(25,203,361)	(250,791,330)
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	20,438,433	(136,129,214)
Net increase/(decrease) in net assets resulting from operations	(3,301,818)	(321,526,179)

Distributions to shareholders from net investment income:
Class A Shares	(9,980,360)	(20,869,230)
Class C Shares	(3,938,552)	(4,349,701)
Class I Shares	(52,961,746)	(44,704,034)
Class R Shares	(311,863)	(210,746)
Class R6 Shares**	(12,169)	(11,583)
Class IF Shares***	(8,593,150)	—
Total distributions to shareholders from net investment income	(75,797,840)	(70,145,294)

Net increase/(decrease) from Fund share transactions:
Class A Shares	(127,585,857)	(683,968,887)
Class B Shares*	—	(16,351,415)
Class C Shares	(53,057,821)	1,545,359
Class I Shares	(179,606,549)	829,351,127
Class R Shares	1,502,504	6,967,314
Class R6 Shares**	(312,630)	743,244
Class IF Shares***	(81,520,846)	588,370,232
Net increase/(decrease) from Fund share transactions:	(440,581,199)	726,656,974
Net increase/(decrease) in net assets	(519,680,857)	334,985,501

Net assets:
Beginning of period	4,875,890,073	4,540,904,572
End of period	$4,356,209,216	$4,875,890,073
Accumulated undistributed net investment income/(loss)	$(32,412,614)	$41,922,116

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
***	Class commenced operations on March 31, 2016.
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
 International Small Cap Fund

Six Months
Ended
January 31, 2017 *
Net investment loss	$(2,484)
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	(12,252)
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	374,604
Net increase/(decrease) in net assets resulting from operations	359,868

Net increase/(decrease) from Fund share transactions:
Class R6 Shares	5,000,000
Net increase/(decrease) from Fund share transactions:	5,000,000
Net increase/(decrease) in net assets	5,359,868

Net assets:
Beginning of period	—
End of period	$5,359,868
Accumulated undistributed net investment loss	$(2,484)

*	Fund commenced operations on December 15, 2016.
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
Strategic Income Fund
	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016
Net investment income/(loss)	$6,396,896	$8,848,387
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	8,187,957	13,805,694
Net change in unrealized appreciation/(depreciation) of investments,financial derivative instruments and foreign currency translations	(12,104,901)	618,134
Net increase/(decrease) in net assets resulting from operations	2,479,952	23,272,215

Distributions to shareholders from net investment income:
Class A Shares	(828,460)	(1,238,725)
Class B Shares*	—	(15,453)
Class C Shares	(448,632)	(751,605)
Class I Shares	(4,746,583)	(6,468,399)
Class R6 Shares**	(21,433)	(25,685)
Total distributions to shareholders from net investment income	(6,045,108)	(8,499,867)

Net increase/(decrease) from Fund share transactions:
Class A Shares	(5,938,734)	36,420,698
Class B Shares*	—	(3,111,688)
Class C Shares	(5,117,790)	18,933,455
Class I Shares	78,393	205,975,225
Class R6 Shares**	(122,698)	1,472,988
Net increase/(decrease) from Fund share transactions:	(11,100,829)	259,690,678
Net increase/(decrease) in net assets	(14,665,985)	274,463,026

Net assets:
Beginning of period	442,383,295	167,920,269
End of period	$427,717,310	$442,383,295
Accumulated undistributed net investment income/(loss)	$(1,673,558)	$(2,025,346)

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes in net assets
US Growth Opportunities Fund
	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016
Net investment income/(loss)	$(8,962)	$(16,323)
Net realized gain/(loss) from investments, financial derivative instruments and foreign currency transactions	(213,850)	(128,780)
Net change in unrealized appreciation/(depreciation) of investments, financial derivative instruments and foreign currency translations	308,964	167,423
Net increase/(decrease) in net assets resulting from operations	86,152	22,320

Net increase/(decrease) from Fund share transactions:
Class A Shares	(259,578)	1,105,303
Class C Shares	19,169	161,978
Class I Shares	579	(5,542,046)
Class R6 Shares*	(103,175)	5,739,011
Net increase/(decrease) from Fund share transactions:	(343,005)	1,464,246
Net increase/(decrease) in net assets	(256,853)	1,486,566

Net assets:
Beginning of period	8,884,365	7,397,799
End of period	$8,627,512	$8,884,365
Accumulated undistributed net investment income/(loss)	$(21,251)	$(12,289)

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
 All Asset Fund

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016

Amount

Class A shares:
Sold	$337,892	$2,389,247
Issued as reinvestment of dividends	9,385	168,932
Redeemed	(566,571)	(4,623,264)
Net decrease	$(219,294)	$(2,065,085)

Class C shares:
Sold	$2,282,876	$3,171,463
Issued as reinvestment of dividends	—	257,689
Redeemed	(2,401,905)	(4,525,561)
Net decrease	$(119,029)	$(1,096,409)

Class I shares:
Sold	$1,606,667	$2,652,602
Issued as reinvestment of dividends	51,538	507,864
Redeemed	(4,519,518)	(35,215,253)
Net decrease	$(2,861,313)	$(32,054,787)

Class R6 shares:*
Sold	$44,249	$28,346,633
Issued as reinvestment of dividends	240,992	1,090,787
Redeemed	(77,898)	(8,927)
Net increase	$207,343	$29,428,493

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
All Asset Fund (continued)
	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016

Shares

Class A shares:
Sold	33,460	242,349
Issued as reinvestment of dividends	926	17,076
Redeemed	(55,939)	(469,446)
Net decrease	(21,553)	(210,021)

Class C shares:
Sold	230,464	328,077
Issued as reinvestment of dividends	—	26,511
Redeemed	(240,786)	(464,349)
Net decrease	(10,322)	(109,761)

Class I shares:
Sold	158,308	270,034
Issued as reinvestment of dividends	5,108	51,382
Redeemed	(446,801)	(3,460,698)
Net decrease	(283,385)	(3,139,282)

Class R6 shares:*
Sold	4,415	2,765,534
Issued as reinvestment of dividends	23,932	110,490
Redeemed	(7,785)	(966)
Net increase	20,562	2,875,058

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
 Dividend & Income Builder Fund

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016

Amount

Class A shares:
Sold	$7,568,603	$32,547,025
Issued as reinvestment of dividends	420,456	802,945
Redeemed	(21,667,924)	(9,069,716)
Net increase/(decrease)	$(13,678,865)	$24,280,254

Class C shares:
Sold	$8,836,619	$27,918,336
Issued as reinvestment of dividends	337,470	482,691
Redeemed	(6,767,161)	(9,145,391)
Net increase	$2,406,928	$19,255,636

Class I shares:
Sold	$38,532,503	$47,186,699
Issued as reinvestment of dividends	897,464	1,071,929
Redeemed	(17,213,890)	(25,861,891)
Net increase	$22,216,077	$22,396,737

Class R6 shares:*
Sold	$40,525	$447,689
Issued as reinvestment of dividends	5,597	8,044
Redeemed	(178,532)	(60,821)
Net increase/(decrease)	$(132,410)	$394,912

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
 Dividend & Income Builder Fund (continued)

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016

Shares

Class A shares:
Sold	633,861	2,785,583
Issued as reinvestment of dividends	35,005	70,083
Redeemed	(1,798,260)	(772,776)
Net increase/(decrease)	(1,129,394)	2,082,890

Class C shares:
Sold	749,778	2,400,976
Issued as reinvestment of dividends	28,340	42,557
Redeemed	(569,588)	(794,960)
Net increase	208,530	1,648,573

Class I shares:
Sold	3,225,850	3,995,617
Issued as reinvestment of dividends	74,777	93,605
Redeemed	(1,439,746)	(2,219,176)
Net increase	1,860,881	1,870,046

Class R6 shares:*
Sold	3,369	37,520
Issued as reinvestment of dividends	466	696
Redeemed	(14,993)	(5,104)
Net increase/(decrease)	(11,158)	33,112

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
Emerging Markets Fund

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016

Amount

Class A shares:
Sold	$9,626,520	$2,908,545
Issued as reinvestment of dividends	83,492	14,627
Redeemed	(2,705,569)	(4,580,585)
Net increase/(decrease)	$7,004,443	$(1,657,413)

Class C shares:
Sold	$3,419,943	$1,713,106
Issued as reinvestment of dividends	9,982	—
Redeemed	(1,115,999)	(1,324,472)
Net increase	$2,313,926	$388,634

Class I shares:
Sold	$27,404,071	$41,225,273
Issued as reinvestment of dividends	466,847	113,613
Redeemed	(7,751,270)	(19,424,684)
Net increase	$20,119,648	$21,914,202

Class R6 shares:*
Sold	$1,965,945	$283,500
Issued as reinvestment of dividends	18,584	1,522
Redeemed	(14,878)	(4,435)
Net increase	$1,969,651	$280,587

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
 Emerging Markets Fund (continued)

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016

Shares

Class A shares:
Sold	1,065,569	347,785
Issued as reinvestment of dividends	9,893	1,847
Redeemed	(304,780)	(596,193)
Net increase/(decrease)	770,682	(246,561)

Class C shares:
Sold	391,127	212,291
Issued as reinvestment of dividends	1,220	—
Redeemed	(132,511)	(173,381)
Net increase	259,836	38,910

Class I shares:
Sold	3,056,478	4,969,448
Issued as reinvestment of dividends	55,118	14,327
Redeemed	(891,590)	(2,417,003)
Net increase	2,220,006	2,566,772

Class R6 shares:*
Sold	216,361	35,207
Issued as reinvestment of dividends	2,194	192
Redeemed	(1,637)	(545)
Net increase	216,918	34,854

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
European Focus Fund

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016

Amount

Class A shares:
Sold	$28,608,535	$301,826,065
Issued as reinvestment of dividends	8,911,143	6,122,302
Redeemed	(229,518,525)	(522,226,993)
Net decrease	$(191,998,847)	$(214,278,626)

Class B shares:*
Sold	$—	$186
Redeemed	—	(4,795,504)
Net decrease	$—	$(4,795,318)

Class C shares:
Sold	$7,898,784	$68,249,134
Issued as reinvestment of dividends	3,118,276	363,049
Redeemed	(80,337,073)	(95,777,423)
Net decrease	$(69,320,013)	$(27,165,240)

Class I shares:
Sold	$305,494,625	$1,279,799,507
Issued as reinvestment of dividends	35,797,951	18,331,492
Redeemed	(842,546,237)	(1,436,150,200)
Net decrease	$(501,253,661)	$(138,019,201)

Class R6 shares:**
Sold	$132,991	$1,531,816
Issued as reinvestment of dividends	40,620	13,029
Redeemed	(413,625)	(35,455)
Net increase/(decrease)	$(240,014)	$1,509,390
*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
European Focus Fund (continued)

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016

Shares

Class A shares:
Sold	923,494	9,054,474
Issued as reinvestment of dividends	295,364	179,803
Redeemed	(7,398,555)	(16,347,519)
Net decrease	(6,179,697)	(7,113,242)

Class B shares:*
Redeemed	—	(145,533)
Net decrease	—	(145,533)

Class C shares:
Sold	275,468	2,195,418
Issued as reinvestment of dividends	110,070	11,356
Redeemed	(2,787,807)	(3,212,385)
Net decrease	(2,402,269)	(1,005,611)

Class I shares:
Sold	9,851,952	39,106,723
Issued as reinvestment of dividends	1,191,676	538,845
Redeemed	(27,451,510)	(45,292,244)
Net decrease	(16,407,882)	(5,646,676)

Class R6 shares:**
Sold	4,371	44,648
Issued as reinvestment of dividends	1,352	383
Redeemed	(13,412)	(1,134)
Net increase/(decrease)	(7,689)	43,897

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
Global Equity Income Fund

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016

Amount

Class A shares:
Sold	$192,431,569	$394,225,119
Issued as reinvestment of dividends	18,373,264	41,172,929
Redeemed	(190,517,753)	(331,490,790)
Net increase	$20,287,080	$103,907,258

Class C shares:
Sold	$86,883,153	$220,041,077
Issued as reinvestment of dividends	21,036,803	49,241,654
Redeemed	(185,293,433)	(249,572,798)
Net increase/(decrease)	$(77,373,477)	$19,709,933

Class I shares:
Sold	$582,119,237	$1,079,850,876
Issued as reinvestment of dividends	60,012,742	107,395,820
Redeemed	(474,146,269)	(741,188,760)
Net increase	$167,985,710	$446,057,936

Class R6 shares:*
Sold	$595,152	$1,792,803
Issued as reinvestment of dividends	59,856	77,455
Redeemed	(54,393)	(17,977)
Net increase	$600,615	$1,852,281

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
Global Equity Income Fund (continued)

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016

Shares

Class A shares:
Sold	27,063,768	54,630,754
Issued as reinvestment of dividends	2,579,756	5,924,027
Redeemed	(26,796,113)	(46,315,206)
Net increase	2,847,411	14,239,575

Class C shares:
Sold	12,201,709	30,472,273
Issued as reinvestment of dividends	2,973,974	7,110,034
Redeemed	(26,207,958)	(34,834,742)
Net increase/(decrease)	(11,032,275)	2,747,565

Class I shares:
Sold	81,031,875	148,700,648
Issued as reinvestment of dividends	8,414,906	15,422,364
Redeemed	(66,581,005)	(102,700,361)
Net increase	22,865,776	61,422,651

Class R6 shares:*
Sold	83,497	241,013
Issued as reinvestment of dividends	8,398	11,328
Redeemed	(7,693)	(2,472)
Net increase	84,202	249,869

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
Global Technology Fund

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016

Amount

Class A shares:
Sold	$3,857,229	$13,432,218
Issued as reinvestment of dividends	4,979,483	10,939,084
Redeemed	(10,733,084)	(31,369,757)
Net decrease	$(1,896,372)	$(6,998,455)

Class B shares:*
Redeemed	—	(6,324,806)
Net decrease	$—	$(6,324,806)

Class C shares:
Sold	$1,966,456	$4,563,811
Issued as reinvestment of dividends	3,604,525	8,316,446
Redeemed	(10,687,450)	(20,250,777)
Net decrease	$(5,116,469)	$(7,370,520)

Class I shares:
Sold	$5,293,429	$20,737,364
Issued as reinvestment of dividends	3,594,357	9,050,685
Redeemed	(15,260,624)	(44,860,218)
Net decrease	$(6,372,838)	$(15,072,169)

Class R6 shares:**
Sold	$5,172	$1,017,292
Issued as reinvestment of dividends	17,810	118,521
Redeemed	(79,748)	(616,283)
Net increase/(decrease)	$(56,766)	$519,530

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
Global Technology Fund (continued)

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016

Shares

Class A shares:
Sold	159,793	540,807
Issued as reinvestment of dividends	216,499	457,320
Redeemed	(445,336)	(1,378,671)
Net decrease	(69,044)	(380,544)

Class B shares:*
Redeemed	—	(268,813)
Net decrease	—	(268,813)

Class C shares:
Sold	97,969	220,670
Issued as reinvestment of dividends	183,904	400,021
Redeemed	(517,858)	(1,036,700)
Net decrease	(235,985)	(416,009)

Class I shares:
Sold	215,290	875,166
Issued as reinvestment of dividends	152,174	369,868
Redeemed	(619,587)	(1,946,826)
Net decrease	(252,123)	(701,792)

Class R6 shares:**
Sold	208	37,312
Issued as reinvestment of dividends	754	4,844
Redeemed	(3,189)	(28,483)
Net increase/(decrease)	(2,227)	13,673

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
 High Yield Opportunities Fund

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016

Amount

Class A shares:
Sold	$3,569,293	$7,510,025
Issued as reinvestment of dividends	260,896	141,624
Redeemed	(790,102)	(1,757,430)
Net increase	$3,040,087	$5,894,219

Class C shares:
Sold	$1,298,884	$1,554,754
Issued as reinvestment of dividends	65,632	59,458
Redeemed	(418,511)	(929,193)
Net increase	$946,005	$685,019

Class I shares:
Sold	$13,451,164	$9,190,209
Issued as reinvestment of dividends	380,643	624,072
Redeemed	(3,369,387)	(21,992,651)
Net increase/(decrease)	$10,462,420	$(12,178,370)

Class R6 shares:*
Sold	$3,862	$22,866,396
Issued as reinvestment of dividends	716,667	770,089
Redeemed	(1,118,049)	(2,087,817)
Net increase/(decrease)	$(397,520)	$21,548,668

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
High Yield Opportunities Fund (continued)

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016

Shares

Class A shares:
Sold	360,525	801,668
Issued as reinvestment of dividends	26,536	15,138
Redeemed	(80,793)	(190,649)
Net increase	306,268	626,157

Class C shares:
Sold	132,337	168,125
Issued as reinvestment of dividends	6,694	6,433
Redeemed	(42,452)	(101,446)
Net increase	96,579	73,112

Class I shares:
Sold	1,366,479	995,745
Issued as reinvestment of dividends	38,796	67,342
Redeemed	(344,906)	(2,390,179)
Net increase/(decrease)	1,060,369	(1,327,092)

Class R6 shares:*
Sold	396	2,489,207
Issued as reinvestment of dividends	73,261	84,094
Redeemed	(113,254)	(233,238)
Net increase/(decrease)	(39,597)	2,340,063

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
International Long/Short Equity Fund

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016

Amount

Class A shares:
Sold	$15,926,649	$21,931,915
Issued as reinvestment of dividends	—	7,755
Redeemed	(32,792,116)	(3,487,863)
Net increase/(decrease)	$(16,865,467)	$18,451,807

Class C shares:
Sold	$—	$136,562
Issued as reinvestment of dividends	2,588	152
Redeemed	(4,885)	—
Net increase/(decrease)	$(2,297)	$136,714

Class I shares:
Sold	$697,179	$11,259,960
Issued as reinvestment of dividends	205,493	22,548
Redeemed	(2,418,215)	(6,517,469)
Net increase/(decrease)	$(1,515,543)	$4,765,039

Class R6 shares:*
Sold	$2,904	$5,004,874
Issued as reinvestment of dividends	763	296
Redeemed	(5,164)	—
Net increase/(decrease)	$(1,497)	$5,005,170

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
 International Long/Short Equity Fund (continued)

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016

Shares

Class A shares:
Sold	1,703,544	2,254,481
Issued as reinvestment of dividends	—	786
Redeemed	(3,501,241)	(364,544)
Net increase/(decrease)	(1,797,697)	1,890,723

Class C shares:
Sold	—	14,806
Issued as reinvestment of dividends	279	15
Redeemed	(517)	—
Net increase/(decrease)	(238)	14,821

Class I shares:
Sold	74,022	1,143,147
Issued as reinvestment of dividends	22,483	2,274
Redeemed	(259,761)	(641,697)
Net increase/(decrease)	(163,256)	503,724

Class R6 shares:*
Sold	164	493,775
Issued as reinvestment of dividends	84	30
Redeemed	(566)	—
Net increase/(decrease)	(318)	493,805

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
 International Opportunities Fund

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016

Amount

Class A shares:
Sold	$73,663,527	$374,521,319
Issued as reinvestment of dividends	8,624,883	19,476,476
Redeemed	(209,874,267)	(1,077,966,682)
Net decrease	$(127,585,857)	$(683,968,887)

Class B shares:*
Sold	$—	$16,837
Redeemed	—	(16,368,252)
Net decrease	$—	$(16,351,415)

Class C shares:
Sold	$23,555,409	$88,932,601
Issued as reinvestment of dividends	3,226,754	3,505,773
Redeemed	(79,839,984)	(90,893,015)
Net increase/(decrease)	$(53,057,821)	$1,545,359

Class I shares:
Sold	$427,366,460	$1,605,372,241
Issued as reinvestment of dividends	45,833,170	37,491,564
Redeemed	(652,806,179)	(813,512,678)
Net increase/(decrease)	$(179,606,549)	$829,351,127

Class R Shares:
Sold	$4,548,485	$13,083,736
Issued as reinvestment of dividends	88,057	86,984
Redeemed	(3,134,038)	(6,203,406)
Net Increase	$1,502,504	$6,967,314

Class R6 shares:**
Sold	$6,823	$734,407
Issued as reinvestment of dividends	12,169	11,583
Redeemed	(331,622)	(2,746)
Net increase/(decrease)	$(312,630)	$743,244

Class IF shares:***
Sold	$—	$652,904,907
Issued as reinvestment of dividends	8,594,598	—
Redeemed	(90,115,444)	(64,534,675)
Net increase/(decrease)	$(81,520,846)	$588,370,232

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
***	Class commenced operations on March 31, 2016.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
International Opportunities Fund (continued)

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016

Shares

Class A shares:
Sold	2,868,938	14,537,408
Issued as reinvestment of dividends	343,347	728,637
Redeemed	(8,192,987)	(42,216,227)
Net decrease	(4,980,702)	(26,950,182)

Class B shares:*
Sold	—	635
Redeemed	—	(644,055)
Net decrease	—	(643,420)

Class C shares:
Sold	986,234	3,655,206
Issued as reinvestment of dividends	137,134	139,895
Redeemed	(3,334,981)	(3,832,269)
Net decrease	(2,211,613)	(37,168)

Class I shares:
Sold	16,650,723	62,565,571
Issued as reinvestment of dividends	1,829,667	1,405,231
Redeemed	(25,558,799)	(32,119,402)
Net increase/(decrease)	(7,078,409)	31,851,400

Class R Shares
Sold	180,572	524,369
Issued as reinvestment of dividends	3,578	3,313
Redeemed	(125,011)	(249,361)
Net increase	59,139	278,321

Class R6 shares:**
Sold	263	27,065
Issued as reinvestment of dividends	486	434
Redeemed	(12,974)	(107)
Net increase/(decrease)	(12,225)	27,392

Class IF shares:***
Sold	—	25,547,838
Issued as reinvestment of dividends	341,676	—
Redeemed	(3,498,610)	(2,572,839)
Net increase/(decrease)	(3,156,934)	22,974,999

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
***	Class commenced operations on March 31, 2016.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
 International Small Cap Fund

	Six Months
	Ended
	January 31, 2017	*

Amount

Class R6 shares:
Sold	$5,000,000
Net increase	$5,000,000

Shares

Class R6 shares:
Sold	500,000
Net increase	500,000

*	Fund commenced operations on December 15, 2016.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
Strategic Income Fund

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016

Amount

Class A shares:
Sold	$8,972,963	$56,939,970
Issued as reinvestment of dividends	733,791	1,047,220
Redeemed	(15,645,488)	(21,566,492)
Net increase/(decrease)	$(5,938,734)	$36,420,698

Class B shares:*
Sold	$—	$1,294
Issued as reinvestment of dividends	—	13,247
Redeemed	—	(3,126,229)
Net decrease	$—	$(3,111,688)

Class C shares:
Sold	$8,739,285	$29,842,445
Issued as reinvestment of dividends	375,498	598,489
Redeemed	(14,232,573)	(11,507,479)
Net increase/(decrease)	$(5,117,790)	$18,933,455

Class I shares:
Sold	$67,585,436	$283,167,551
Issued as reinvestment of dividends	3,728,852	4,888,280
Redeemed	(71,235,895)	(82,080,606)
Net increase	$78,393	$205,975,225

Class R6 shares:**
Sold	$5,109	$1,477,303
Issued as reinvestment of dividends	21,433	25,685
Redeemed	(149,240)	(30,000)
Net increase/(decrease)	$(122,698)	$1,472,988

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
Strategic Income Fund (continued)

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016

Shares

Class A shares:
Sold	964,836	6,326,553
Issued as reinvestment of dividends	78,865	116,026
Redeemed	(1,679,960)	(2,386,765)
Net increase/(decrease)	(636,259)	4,055,814

Class B shares:*
Sold	—	144
Issued as reinvestment of dividends	—	1,469
Redeemed	—	(346,146)
Net decrease	—	(344,533)

Class C shares:
Sold	945,668	3,328,628
Issued as reinvestment of dividends	40,580	66,695
Redeemed	(1,540,138)	(1,278,220)
Net increase/(decrease)	(553,890)	2,117,103

Class I shares:
Sold	7,263,479	31,542,533
Issued as reinvestment of dividends	401,887	543,286
Redeemed	(7,691,828)	(9,114,474)
Net increase/(decrease)	(26,462)	22,971,345

Class R6 shares:**
Sold	552	164,489
Issued as reinvestment of dividends	2,308	2,852
Redeemed	(16,064)	(3,375)
Net increase/(decrease)	(13,204)	163,966

*	Class terminated November 4, 2015.
**	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statements of changes – capital stock activity
US Growth Opportunities Fund

	Six Months
	Ended	Year Ended
	January 31, 2017	July 31, 2016

Amount

Class A shares:
Sold	$169,877	$1,174,521
Redeemed	(429,455)	(69,218)
Net increase/(decrease)	$(259,578)	$1,105,303

Class C shares:
Sold	$66,756	$172,338
Redeemed	(47,587)	(10,360)
Net increase	$19,169	$161,978

Class I shares:
Sold	$28,771	$166,256
Redeemed	(28,192)	(5,708,302)
Net increase/(decrease)	$579	$(5,542,046)

Class R6 shares:*
Sold	$16,304	$5,754,182
Redeemed	(119,479)	(15,171)
Net increase/(decrease)	$(103,175)	$5,739,011

Shares

Class A shares:
Sold	15,179	108,669
Redeemed	(38,990)	(6,277)
Net increase/(decrease)	(23,811)	102,392

Class C shares:
Sold	6,045	16,029
Redeemed	(4,334)	(1,000)
Net increase	1,711	15,029

Class I shares:
Sold	2,676	15,054
Redeemed	(2,556)	(513,742)
Net increase/(decrease)	120	(498,688)

Class R6 shares:*
Sold	1,469	517,889
Redeemed	(10,698)	(1,438)
Net increase/(decrease)	(9,229)	516,451

*	Class commenced operations November 30, 2015.
See notes to financial statements

Financial statements (unaudited)
Statement of Cash Flows
For the Period ended January 31, 2017

International
Long/Short Equity
Fund
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$169,136
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments in securities	(5,280,354)
Payments to cover securities sold short	(9,091,096)
Proceeds from disposition of investments in securities	12,058,969
Proceeds from securities sold short	3,984,336
Purchases of short term investments, net	14,553,610
Net realized (gain) loss:
Investment transactions	(106,202)
Short sales	879,208
Net change in unrealized appreciation/(depreciation) of:
Investments	(220,624)
Short sales	(619,902)
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash at broker for open futures contracts	12,308
Cash segregated as collateral on equity swaps	320,000
Cash segregated as collateral on securities sold short	2,866,629
Financial Derivative Instruments - Exchange-traded or centrally cleared	—
Financial Derivative Instruments - Over-the-counter	994,893
Receivable for investment securities sold	(490,222)
Receivable from investment advisor	(25,904)
Dividend and interest receivable	903
Prepaid expenses and other assets	(16,113)
Increase (decrease) in liabilities:
Payable for investment securities purchased	(1,377,463)
Payable for short sale financing	(9,073)
Payable for periodic payments for equity swap contracts	400
Financial Derivative Instruments - Exchange-traded or centrally cleared	(7,392)
Financial Derivative Instruments - Over-the-counter	(267,862)
Payable for dividends on short sales	(491)
Payable for 12b-1 distribution and service fees	(3,908)
Accrued expenses and other payables	(7,547)
Net cash used in operating activities	$18,316,241
Cash flows from Financing Activities:
Fund shares sold	16,626,732
Fund shares redeemed	(35,220,380)
Fund distributions paid and not reinvested*	(129,179)
Decrease in receivable for Fund shares sold	29,571
Increase in payable for Fund shares redeemed	10,400
Net cash received from financing activities	(18,682,856)
Net decrease in cash during the period	$(366,615)
Cash and foreign currency, beginning of period:	382,013
Cash and foreign currency, end of period:	$15,398
* Non-cash reinvestment of Fund distributions	$208,844
See notes to financial statements

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Financial highlights (unaudited)
For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions
					Dividends	Distributions
	Net asset	Net	Net	Total	from	from net
	value,	investment	realized and	from	net	realized
	beginning	income	unrealized	investment	investment	capital	Total
	of period	(loss)(b)	gain (loss)(g)	operations	income	gains	distributions
All Asset Fund
Class A
Period Ended 1/31/2017	$10.12	0.05	0.14	0.19	(0.04)	0.00	(0.04)
Year Ended 7/31/2016(h)	10.55	0.08	(0.17)	(0.09)	(0.03)	(0.31)	(0.34)
Year Ended 7/31/2015	10.76	0.09	0.12	0.21	(0.14)	(0.28)	(0.42)
Year Ended 7/31/2014	10.52	0.10	0.56	0.66	(0.11)	(0.31)	(0.42)
Year Ended 7/31/2013	9.93	0.09	0.61	0.70	(0.09)	(0.02)	(0.11)
Period Ended 7/31/2012(a)	10.00	0.01	(0.08)	(0.07)	0.00	0.00	0.00
Class C
Period Ended 1/31/2017	$9.93	0.01	0.14	0.15	0.00	0.00	0.00
Year Ended 7/31/2016(h)	10.39	0.01	(0.16)	(0.15)	0.00	(0.31)	(0.31)
Year Ended 7/31/2015	10.63	0.02	0.10	0.12	(0.08)	(0.28)	(0.36)
Year Ended 7/31/2014	10.43	0.02	0.56	0.58	(0.07)	(0.31)	(0.38)
Year Ended 7/31/2013	9.91	0.02	0.59	0.61	(0.07)	(0.02)	(0.09)
Period Ended 7/31/2012(a)	10.00	(0.01)	(0.08)	(0.09)	0.00	0.00	0.00
Class I
Period Ended 1/31/2017	$10.10	0.06	0.15	0.21	(0.07)	0.00	(0.07)
Year Ended 7/31/2016(h)	10.55	0.07	(0.13)	(0.06)	(0.08)	(0.31)	(0.39)
Year Ended 7/31/2015	10.77	0.13	0.10	0.23	(0.17)	(0.28)	(0.45)
Year Ended 7/31/2014	10.54	0.13	0.56	0.69	(0.15)	(0.31)	(0.46)
Year Ended 7/31/2013	9.94	0.11	0.61	0.72	(0.10)	(0.02)	(0.12)
Period Ended 7/31/2012(a)	10.00	0.02	(0.08)	(0.06)	0.00	0.00	0.00
Class R6
Period Ended 1/31/2017	$10.09	0.06	0.15	0.21	(0.08)	0.00	(0.08)
Period Ended 7/31/2016(f)(h)	10.25	0.12	0.11	0.23	(0.08)	(0.31)	(0.39)

(a)	The All Asset Fund commenced operations on March 30, 2012.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)
As the All Asset Fund invest in the shares of other investment companies, the calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the underlying funds in which the Fund invests.

(e)	Not annualized for periods less than one year.
(f)	Class R6 commenced operations on November 30, 2015.
(g)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

(h)
The Funds' custodian, SSB, identified that clients were over-billed for certain "out-of-pocket" (OOP) costs during an 18-year period from 1998 until early November 2015. The amount of the difference in what was and what should have been charged, plus interest, was paid back to clients during the period ended 7/31/2016 as a reimbursement. The amount of the reimbursement was immaterial on a per share basis and would not have impacted the total return of the Fund. The "Annualized ratio of net investment income/(loss) to average net assets" and "Annualized ratio of operating expenses to average net assets" would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income. The "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" would have been 0.01% higher had the custodian not reimbursed the Fund.

See notes to financial statements

Financial highlights (unaudited)

			Ratios to average net assets:
					Annualized ratio of
			Annualized	Annualized	operating expenses
			ratio of	ratio of	to average net
Net asset		Net assets,	operating	net investment	assets without
value,		end of	expenses to	income/(loss)	waivers and/or	Portfolio
end of	Total	period	average	to average	expenses	turnover
period	return(c)	(000)	net assets(d)	net assets	reimbursed(d)	rate(e)

$10.27	1.91%	$3,850	0.85%	0.88%	1.01%	35%
10.12	(0.71)	4,011	0.85	0.84	0.95	44
10.55	1.94	6,396	0.85	0.88	0.91	19
10.76	6.44	8,929	0.85	0.94	0.93	52
10.52	7.05	12,023	0.85	0.86	1.10	37
9.93	(0.70)	5,740	0.85	0.43	2.13	7

$10.08	1.51%	$9,287	1.60%	0.15%	1.77%	35%
9.93	(1.37)	9,247	1.60	0.09	1.71	44
10.39	1.14	10,824	1.60	0.18	1.68	19
10.63	5.61	11,094	1.60	0.20	1.67	52
10.43	6.18	9,357	1.60	0.20	1.80	37
9.41	(0.90)	1,013	1.60	(0.24)	4.49	7

$10.24	2.10%	$7,993	0.60%	1.09%	0.82%	35%
10.10	(0.45)	10,750	0.60	0.69	0.68	44
10.55	2.20	44,333	0.60	1.18	0.63	19
10.77	6.72	46,867	0.60	1.22	0.62	52
10.54	7.28	43,221	0.60	1.10	0.79	37
9.94	(0.60)	28,875	0.60	0.52	1.41	7

$10.22	2.13%	$29,584	0.60%	1.14%	0.70%	35%
10.09	2.37	29,020	0.60	1.88	0.64	44
See notes to financial statements

Financial highlights (unaudited)
For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions
					Dividends	Distributions
	Net asset	Net	Net	Total	from	from net
	value,	investment	realized and	from	net	realized
	beginning	income	unrealized	investment	investment	capital	Total
	of period	(loss)(b)	gain (loss)(f)	operations	income	gains	distributions
Dividend & Income Builder Fund
Class A
Period Ended 1/31/2017	$12.16	0.11	(0.01)	0.10	(0.18)	0.00	(0.18)
Year Ended 7/31/2016(g)	12.50	0.40	(0.40)	0.00	(0.34)	0.00	(0.34)
Year Ended 7/31/2015	12.57	0.35	0.11	0.46	(0.33)	(0.20)	(0.53)
Year Ended 7/31/2014	11.40	0.40	1.10	1.50	(0.31)	(0.02)	(0.33)
Period Ended 7/31/2013(a)	10.00	0.33	1.33	1.66	(0.26)	0.00	(0.26)
Class C
Period Ended 1/31/2017	$12.05	0.06	(0.02)	0.04	(0.13)	0.00	(0.13)
Year Ended 7/31/2016(g)	12.40	0.30	(0.39)	(0.09)	(0.26)	0.00	(0.26)
Year Ended 7/31/2015	12.49	0.26	0.10	0.36	(0.25)	(0.20)	(0.45)
Year Ended 7/31/2014	11.35	0.30	1.10	1.40	(0.24)	(0.02)	(0.26)
Period Ended 7/31/2013(a)	10.00	0.25	1.33	1.58	(0.23)	0.00	(0.23)
Class I
Period Ended 1/31/2017	$12.16	0.11	0.00	0.11	(0.19)	0.00	(0.19)
Year Ended 7/31/2016 (g)	12.49	0.40	(0.37)	0.03	(0.36)	0.00	(0.36)
Year Ended 7/31/2015	12.57	0.39	0.09	0.48	(0.36)	(0.20)	(0.56)
Year Ended 7/31/2014	11.39	0.44	1.09	1.53	(0.33)	(0.02)	(0.35)
Period Ended 7/31/2013 (a)	10.00	0.46	1.22	1.68	(0.29)	0.00	(0.29)
Class R6
Period Ended 1/31/2017	$12.17	0.12	(0.02)	0.10	(0.18)	0.00	(0.18)
Period Ended 7/31/2016(e)(g)	11.95	0.28	0.17	0.45	(0.23)	0.00	(0.23)

(a)	The Dividend & Income Builder Fund commenced operations on August 1, 2012.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
(e)	Class R6 commenced operations on November 30, 2015.
(f)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

(g)
The Funds' custodian, SSB, identified that clients were over-billed for certain "out-of-pocket" (OOP) costs during an 18-year period from 1998 until early November 2015. The amount of the difference in what was and what should have been charged, plus interest, was paid back to clients during the period ended 7/31/2016 as a reimbursement. The amount of the reimbursement was immaterial on a per share basis and would not have impacted the total return of the Fund. The "Annualized ratio of net investment income/(loss) to average net assets" would have been 0.01% lower had the custodian not reimbursed the Fund. The "Annualized ratio of operating expenses to average net assets" and "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" would have been 0.01% and 0.02% higher, respectively.

See notes to financial statements

Financial highlights (unaudited)

			Ratios to average net assets:
					Annualized ratio of
			Annualized	Annualized	operating expenses
			ratio of	ratio of	to average net
Net asset		Net assets,	operating	net investment	assets without
value,		end of	expenses to	income/(loss)	waivers and/or	Portfolio
end of	Total	period	average	to average	expenses	turnover
period	return(c)	(000)	net assets	net assets	reimbursed	rate(d)

$12.08	0.80%	$26,948	1.23%	1.79%	1.23%	24%
12.16	0.19	40,869	1.27	3.37	1.27	39
12.50	3.81	15,959	1.30	2.84	1.46	26
12.57	13.26	14,308	1.30	3.20	1.94	78
11.40	16.79	1,891	1.30	2.98	7.35	188

$11.96	0.37%	$35,580	2.00%	0.93%	2.00%	24%
12.05	(0.58)	33,327	2.03	2.55	2.04	39
12.40	3.00	13,846	2.05	2.15	2.23	26
12.49	12.45	4,525	2.05	2.38	2.68	78
11.35	15.94	463	2.05	2.32	8.17	188

$12.08	0.94%	$68,610	0.98%	1.88%	0.98%	24%
12.16	0.48	46,454	1.04	3.37	1.04	39
12.49	3.97	24,356	1.05	3.13	1.24	26
12.57	13.56	8,156	1.05	3.50	1.66	78
11.39	17.01	1,463	1.05	4.18	7.11	188

$12.09	0.86%	$265	1.05%	2.03%	1.10%	24%
12.17	3.93	403	1.03	3.51	1.09	39
See notes to financial statements

Financial highlights (unaudited)
For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions
					Dividends
	Net asset	Net	Net	Total	from		Net asset
	value,	investment	realized and	from	net		value,
	beginning	income	unrealized	investment	investment	Total	end of
	of period	(loss)(a)	gain (loss)(e)	operations	income	distributions	period
Emerging Markets Fund
Class A
Period Ended 1/31/2017	$9.10	(0.01)	0.00 *	(0.01)	(0.06)	(0.06)	$9.03
Year Ended 7/31/2016 (f)	8.60	0.13	0.39	0.52	(0.02)	(0.02)	9.10
Year Ended 7/31/2015	9.82	0.02	(1.24)	(1.22)	0.00	0.00	8.60
Year Ended 7/31/2014	8.49	0.02	1.31	1.33	0.00	0.00	9.82
Year Ended 7/31/2013	7.97	0.01	0.56	0.57	(0.05)	(0.05)	8.49
Year Ended 7/31/2012	9.74	(0.02)	(1.62)	(1.64)	(0.13)	(0.13)	7.97
Class C
Period Ended 1/31/2017	$8.79	(0.04)	0.00 *	(0.04)	(0.01)	(0.01)	$8.74
Year Ended 7/31/2016 (f)	8.35	0.06	0.38	0.44	0.00	0.00	8.79
Year Ended 7/31/2015	9.61	(0.06)	(1.20)	(1.26)	0.00	0.00	8.35
Year Ended 7/31/2014	8.37	(0.04)	1.28	1.24	0.00	0.00	9.61
Year Ended 7/31/2013	7.89	(0.05)	0.55	0.50	(0.02)	(0.02)	8.37
Year Ended 7/31/2012	9.70	(0.09)	(1.60)	(1.69)	(0.12)	(0.12)	7.89
Class I
Period Ended 1/31/2017	$9.13	0.01	(0.01)	0.00	(0.07)	(0.07)	$9.06
Year Ended 7/31/2016 (f)	8.63	0.13	0.42	0.55	(0.05)	(0.05)	9.13
Year Ended 7/31/2015	9.86	0.03	(1.25)	(1.22)	(0.01)	(0.01)	8.63
Year Ended 7/31/2014	8.49	0.05	1.32	1.37	0.00	0.00	9.86
Year Ended 7/31/2013	7.98	0.03	0.56	0.59	(0.08)	(0.08)	8.49
Year Ended 7/31/2012	9.75	(0.00)*	(1.62)	(1.62)	(0.15)	(0.15)	7.98
Class R6
Period Ended 1/31/2017	$9.13	0.01	0.00	0.01	(0.08)	(0.08)	$9.06
Period Ended 7/31/2016(d)(f)	8.06	0.06	1.06	1.12	(0.05)	(0.05)	9.13

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(c)	Not annualized for periods less than one year.
(d)	Class R6 commenced operations on November 30, 2015.
(e)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

(f)
The Funds' custodian, SSB, identified that clients were over-billed for certain "out-of-pocket" (OOP) costs during an 18-year period from 1998 until early November 2015. The amount of the difference in what was and what should have been charged, plus interest, was paid back to clients during the period ended 7/31/2016 as a reimbursement. The amount of the reimbursement was immaterial on a per share basis and would not have impacted the total return of the Fund. The "Annualized ratio of net investment income/(loss) to average net assets" and "Annualized ratio of operating expenses to average net assets" would be unchanged as the change to custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income. The "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" would have been 0.07% higher had the custodian not reimbursed the Fund.

*	Amount represents less than $0.01.

See notes to financial statements

Financial highlights (unaudited)

		Ratios to average net assets:
				Annualized ratio of
		Annualized	Annualized	operating expenses
		ratio of	ratio of	to average net
	Net assets,	operating	net investment	assets without
	end of	expenses to	income/(loss)	waivers and/or	Portfolio
Total	period	average	to average	expenses	turnover
return(b)	(000)	net assets	net assets	reimbursed	rate(c)

(0.04)%	$13,422	1.65%	(0.16)%	1.85%	14%
6.07	6,510	1.79	1.64	2.36	86
(12.42)	8,272	1.79	0.21	2.13	148
15.67	8,656	1.79	0.26	1.97	97
7.16	8,930	1.79	0.09	2.15	126
(16.70)	7,011	1.79	(0.25)	2.51	110

(0.39)%	$5,804	2.42%	(0.88)%	2.63%	14%
5.27	3,553	2.54	0.70	3.16	86
(13.11)	3,049	2.54	(0.62)	2.90	148
14.81	4,036	2.54	(0.42)	2.74	97
6.33	3,169	2.54	(0.60)	2.87	126
(17.31)	2,305	2.54	(1.08)	3.23	110

0.11%	$56,657	1.41%	0.20%	1.59%	14%
6.41	36,815	1.54	1.52	2.09	86
(12.34)	12,652	1.54	0.37	1.85	148
16.14	16,057	1.54	0.56	1.66	97
7.39	10,773	1.54	0.34	1.80	126
(16.49)	7,724	1.54	(0.06)	2.16	110

0.13%	$2,281	1.41%	0.28%	1.57%	14%
13.92	318	1.54	1.07	2.17	86
See notes to financial statements

Financial highlights (unaudited)
For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions
					Dividends
	Net asset	Net	Net	Total	from		Net asset
	value,	investment	realized and	from	net		value,
	beginning	income	unrealized	investment	investment	Total	end of
	of period	(loss)(a)	gain (loss)(f)	operations	income	distributions	period
European Focus Fund
Class A
Period Ended 1/31/2017	$32.17	(0.01)	(1.04)	(1.05)	(0.79)	(0.79)	$30.33
Year Ended 7/31/2016(g)	36.91	0.44	(4.94)	(4.50)	(0.24)	(0.24)	32.17
Year Ended 7/31/2015	35.42	0.35	1.67	2.02	(0.53)	(0.53)	36.91
Year Ended 7/31/2014	29.23	0.66	5.60	6.26	(0.07)	(0.07)	35.42
Year Ended 7/31/2013	22.44	0.26	6.90	7.16	(0.37)	(0.37)	29.23
Class C
Period Ended 1/31/2017	$30.06	(0.13)	(0.97)	(1.10)	(0.51)	(0.51)	$28.45
Year Ended 7/31/2016(g)	34.57	0.22	(4.69)	(4.47)	(0.04)	(0.04)	30.06
Year Ended 7/31/2015	33.35	0.04	1.59	1.63	(0.41)	(0.41)	34.57
Year Ended 7/31/2014	27.67	0.32	5.36	5.68	0.00	0.00	33.35
Year Ended 7/31/2013	21.25	0.05	6.54	6.59	(0.17)	(0.17)	27.67
Class I
Period Ended 1/31/2017	$32.18	0.02	(1.03)	(1.01)	(0.96)	(0.96)	$30.21
Year Ended 7/31/2016(g)	36.90	0.60	(5.02)	(4.42)	(0.30)	(0.30)	32.18
Year Ended 7/31/2015	35.48	0.42	1.67	2.09	(0.67)	(0.67)	36.90
Year Ended 7/31/2014	29.25	0.74	5.61	6.35	(0.12)	(0.12)	35.48
Year Ended 7/31/2013	22.46	0.40	6.85	7.25	(0.46)	(0.46)	29.25
Class R6
Period Ended 1/31/2017	$32.18	0.02	(1.04)	(1.02)	(0.97)	(0.97)	$30.19
Period Ended 7/31/2016(d)(g)	34.37	0.57	(2.46)	(1.89)	(0.30)	(0.30)	32.18

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(c)	Not annualized for periods less than one year.
(d)	Class R6 commenced operations on November 30, 2015.
(e)
The net investment income ratio would have been 0.00% lower had the Fund not received refunds of previously withheld tax, plus interest, based on reclaims filed with Finland for calendar years 2009-2013. Refer to note 2, under the heading "Federal income taxes."

(f)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

(g)
The Funds' custodian, SSB, identified that clients were over-billed for certain "out-of-pocket" (OOP) costs during an 18-year period from 1998 until early November 2015. The amount of the difference in what was and what should have been charged, plus interest, was paid back to clients during the period ended 7/31/2016 as a reimbursement. The amount of the reimbursement was immaterial on a per share basis and would not have impacted the total return of the Fund. The "Annualized ratio of net investment income/(loss) to average net assets" would have been 0.00% lower had the custodian not reimbursed the Fund. The "Annualized ratio of operating expenses to average net assets" and "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" would have been 0.00% higher.

See notes to financial statements

Financial highlights (unaudited)

		Ratios to average net assets:
				Annualized ratio of
		Annualized	Annualized	operating expenses
		ratio of	ratio of	to average net
	Net assets,	operating	net investment	assets without
	end of	expenses to	income/(loss)	waivers and/or	Portfolio
Total	period	average	to average	expenses	turnover
return(b)	(000)	net assets	net assets	reimbursed	rate(c)

(3.26)%	$340,960	1.35%	(0.09)%	1.35%	21%
(12.22)	560,452	1.28	1.35	1.28	62
5.86	905,598	1.30	0.99 (e)	1.30	75
21.43	750,572	1.37	1.88	1.37	90
32.13	317,547	1.50	1.01	1.50	115

(3.64)%	$203,572	2.13%	(0.89)%	2.13%	21%
(12.94)	287,339	2.07	0.71	2.07	62
5.02	365,135	2.09	0.12 (e)	2.09	75
20.53	266,900	2.14	0.98	2.14	90
31.10	104,206	2.27	0.22	2.27	115

(3.13)%	$1,263,721	1.10%	0.15%	1.10%	21%
(12.01)	1,874,371	1.04	1.83	1.04	62
6.10	2,357,546	1.07	1.19 (e)	1.07	75
21.73	1,400,298	1.11	2.09	1.11	90
32.54	266,517	1.20	1.55	1.20	115

(3.15)%	$1,093	1.09%	0.14%	1.09%	21%
(5.54)	1,413	1.05	2.68	1.05	62
See notes to financial statements

Financial highlights (unaudited)
For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
					Dividends
	Net asset	Net	Net	Total	from		Net asset
	value,	investment	realized and	from	net		value,
	beginning	income	unrealized	investment	investment	Total	end of
	of period	(loss)(a)	gain (loss)(f)	operations	income	distributions	period
Global Equity Income Fund
Class A
Period Ended 1/31/2017	$7.29	0.15	(0.03)	0.12	(0.20)	(0.20)	$7.21
Year Ended 7/31/2016(g)	7.86	0.48	(0.59)	(0.11)	(0.46)	(0.46)	7.29
Year Ended 7/31/2015	8.36	0.48	(0.50)	(0.02)	(0.48)	(0.48)	7.86
Year Ended 7/31/2014	7.85	0.52	0.48	1.00	(0.49)	(0.49)	8.36
Year Ended 7/31/2013	7.06	0.50	0.78	1.28	(0.49)	(0.49)	7.85
Year Ended 7/31/2012	7.45	0.48	(0.39)	0.09	(0.48)	(0.48)	7.06
Class C
Period Ended 1/31/2017	$7.24	0.12	(0.02)	0.10	(0.18)	(0.18)	$7.16
Year Ended 7/31/2016(g)	7.81	0.41	(0.58)	(0.17)	(0.40)	(0.40)	7.24
Year Ended 7/31/2015	8.32	0.42	(0.51)	(0.09)	(0.42)	(0.42)	7.81
Year Ended 7/31/2014	7.81	0.46	0.48	0.94	(0.43)	(0.43)	8.32
Year Ended 7/31/2013	7.03	0.44	0.77	1.21	(0.43)	(0.43)	7.81
Year Ended 7/31/2012	7.42	0.43	(0.39)	0.04	(0.43)	(0.43)	7.03
Class I
Period Ended 1/31/2017	$7.30	0.16	(0.02)	0.14	(0.21)	(0.21)	$7.23
Year Ended 7/31/2016(g)	7.87	0.49	(0.59)	(0.10)	(0.47)	(0.47)	7.30
Year Ended 7/31/2015	8.37	0.51	(0.51)	0.00	(0.50)	(0.50)	7.87
Year Ended 7/31/2014	7.86	0.55	0.47	1.02	(0.51)	(0.51)	8.37
Year Ended 7/31/2013	7.07	0.53	0.77	1.30	(0.51)	(0.51)	7.86
Year Ended 7/31/2012	7.46	0.51	(0.40)	0.11	(0.50)	(0.50)	7.07
Class R6
Period Ended 1/31/2017	$7.30	0.15	0.00	0.15	(0.22)	(0.22)	$7.23
Period Ended 7/31/2016(e)(g)	7.44	0.34	(0.16)	0.18	(0.32)	(0.32)	7.30

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(c)	Not annualized for periods less than one year.
(d)
The net investment income ratio would have been 0.01% lower had the fund not received refunds of previously withheld tax, plus interest, based on reclaims filed with Finland for calendar years 2009-2013. Refer to note 2, under the heading "Federal income taxes".

(e)	Class R6 commenced operations on November 30, 2015.
(f)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

(g)
The Funds' custodian, SSB, identified that clients were over-billed for certain "out-of-pocket" (OOP) costs during an 18-year period from 1998 until early November 2015. The amount of the difference in what was and what should have been charged, plus interest, was paid back to clients during the period ended 7/31/2016 as a reimbursement. The amount of the reimbursement was immaterial on a per share basis and would not have impacted the total return of the Fund. The "Annualized ratio of net investment income/(loss) to average net assets" would have been 0.00% lower had the custodian not reimbursed the Fund. The "Annualized ratio of operating expenses to average net assets" and "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" would have been 0.00% higher.

See notes to financial statements

Financial highlights (unaudited)

		Ratios to average net assets:
				Annualized ratio of
		Annualized	Annualized	operating expenses
		ratio of	ratio of	to average net
	Net assets,	operating	net investment	assets without
	end of	expenses to	income/(loss)	waivers and/or	Portfolio
Total	period	average	to average	expenses	turnover
return(b)	(000)	net assets	net assets	reimbursed	rate(c)

1.76%	$768,510	1.09%	4.07%	1.09%	55%
(1.05)	755,674	1.09	6.60	1.09	145
(0.21)	702,841	1.09	5.99 (d)	1.09	127
12.93	804,022	1.13	6.31	1.13	103
18.58	707,252	1.22	6.56	1.22	130
1.59	467,318	1.29	6.97	1.29	108

1.39%	$984,685	1.84%	3.40%	1.84%	55%
(1.76)	1,074,860	1.85	5.70	1.85	145
(1.09)	1,138,357	1.86	5.28 (d)	1.86	127
12.18	957,099	1.88	5.59	1.88	103
17.65	587,376	1.98	5.85	1.98	130
0.82	363,751	2.05	6.21	2.05	108

2.04%	$2,321,621	0.83%	4.30%	0.83%	55%
(0.83)	2,178,545	0.84	6.75	0.84	145
0.02	1,864,448	0.86	6.32 (d)	0.86	127
13.19	1,363,213	0.87	6.60	0.87	103
18.87	665,505	0.95	6.95	0.95	130
1.87	332,048	1.01	7.38	1.01	108

2.06%	$2,414	0.78%	4.13%	0.78%	55%
2.77%	1,824	0.79	4.71	0.79	145
See notes to financial statements

Financial highlights (unaudited)
For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
					Dividends
	Net asset	Net	Net	Total	from		Net asset
	value,	investment	realized and	from	net realized		value,
	beginning	income	unrealized	investment	capital	Total	end of
	of period	(loss)(a)	gain (loss)(f)	operations	gains	distributions	period
Global Technology Fund
Class A
Period Ended 1/31/2017	$23.65	(0.06)	2.30	2.24	(1.68)	(1.68)	$24.21
Year Ended 7/31/2016(g)	26.30	(0.08)	0.64	0.56	(3.21)	(3.21)	23.65
Year Ended 7/31/2015	26.97	(0.14)	2.86	2.72	(3.39)	(3.39)	26.30
Year Ended 7/31/2014	23.22	(0.17)	4.09	3.92	(0.17)	(0.17)	26.97
Year Ended 7/31/2013	19.69	0.06	3.47	3.53	0.00	0.00	23.22
Year Ended 7/31/2012	20.55	(0.15)	(0.71)	(0.86)	0.00	0.00	19.69
Class C
Period Ended 1/31/2017	$20.45	(0.13)	1.97	1.84	(1.68)	(1.68)	$20.61
Year Ended 7/31/2016(g)	23.32	(0.23)	0.57	0.34	(3.21)	(3.21)	20.45
Year Ended 7/31/2015	24.46	(0.30)	2.55	2.25	(3.39)	(3.39)	23.32
Year Ended 7/31/2014	21.23	(0.33)	3.73	3.40	(0.17)	(0.17)	24.46
Year Ended 7/31/2013	18.15	(0.09)	3.17	3.08	0.00	0.00	21.23
Year Ended 7/31/2012	19.08	(0.28)	(0.65)	(0.93)	0.00	0.00	18.15
Class I
Period Ended 1/31/2017	$24.22	(0.03)	2.37	2.34	(1.68)	(1.68)	$24.88
Year Ended 7/31/2016(g)	26.80	(0.02)	0.65	0.63	(3.21)	(3.21)	24.22
Year Ended 7/31/2015	27.37	(0.08)	2.90	2.82	(3.39)	(3.39)	26.80
Year Ended 7/31/2014	23.50	(0.10)	4.14	4.04	(0.17)	(0.17)	27.37
Year Ended 7/31/2013	19.88	0.11	3.51	3.62	0.00	0.00	23.50
Year Ended 7/31/2012	20.68	(0.09)	(0.71)	(0.80)	0.00	0.00	19.88
Class R6
Period Ended 1/31/2017	$24.23	(0.03)	2.36	2.33	(1.68)	(1.68)	$24.88
Period Ended 7/31/2016(d)(g)	27.31	0.03	0.10	0.13	(3.21)	(3.21)	24.23

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(c)	Not annualized for periods less than one year.
(d)	Class R6 commenced operations on November 30, 2015.
(e)
The net investment income ratio would have been 0.00% lower had the fund not received refunds of previously withheld tax, plus interest, based on reclaims filed with Finland for calendar years 2009-2013. Refer to note 2, under the heading "Federal income taxes".

(f)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

(g)
The Funds' custodian, SSB, identified that clients were over-billed for certain "out-of-pocket" (OOP) costs during an 18-year period from 1998 until early November 2015. The amount of the difference in what was and what should have been charged, plus interest, was paid back to clients during the period ended 7/31/2016 as a reimbursement. The amount of the reimbursement was immaterial on a per share basis and would not have impacted the total return of the Fund. The "Annualized ratio of net investment income/(loss) to average net assets" would have been 0.01% lower had the custodian not reimbursed the Fund. The "Annualized ratio of operating expenses to average net assets" and "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" would have been 0.01% higher.

See notes to financial statements

Financial highlights (unaudited)

		Ratios to average net assets:
					Annualized ratio of
		Annualized	Annualized		operating expenses
		ratio of	ratio of		to average net
	Net assets,	operating	net investment		assets without
	end of	expenses to	income/(loss)		waivers and/or	Portfolio
Total	period	average	to average		expenses	turnover
return(b)	(000)	net assets	net assets		reimbursed	rate(c)

9.85%	$81,098	1.36%	(0.47)%		1.36%	19%
1.99	80,845	1.34	(0.33)		1.34	40
10.70	99,903	1.34	(0.52	)(e)	1.34	61
16.91	155,708	1.44	(0.65)		1.44	65
17.93	169,279	1.49	0.28		1.49	83
(4.18)	156,948	1.50	(0.75)		1.50	113

9.43%	$56,963	2.13%	(1.24)%		2.13%	19%
1.23	61,342	2.11	(1.11)		2.11	40
9.79	79,667	2.12	(1.29	)(e)	2.12	61
16.04	82,699	2.21	(1.42)		2.21	65
16.97	71,401	2.26	(0.49)		2.26	83
(4.87)	69,286	2.29	(1.54)		2.29	113

10.04%	$65,337	1.12%	(0.23)%		1.12%	19%
2.23	69,735	1.10	(0.09)		1.10	40
10.92	95,958	1.11	(0.28	)(e)	1.11	61
17.22	115,816	1.19	(0.40)		1.19	65
18.21	97,882	1.22	0.51		1.22	83
(3.87)	61,492	1.23	(0.47)		1.23	113

9.99%	$285	1.16%	(0.28)%		1.16%	19%
0.36	331	1.09	0.17		1.09	40
See notes to financial statements

Financial highlights (unaudited)
For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
						Distributions
	Net asset	Net	Net	Total	Dividends	from net
	value,	investment	realized and	from	from net	realized
	beginning	income	unrealized	investment	investment	capital	Total
	of period	(loss)(b)	gain (loss)(f)	operations	income	gains	distributions
High Yield Opportunities Fund
Class A
Period Ended 1/31/2017	$9.60	0.29	0.42	0.71	(0.30)	0.00	(0.30)
Year Ended 7/31/2016(g)	9.68	0.52	(0.10)	0.42	(0.50)	0.00	(0.50)
Year Ended 7/31/2015	10.38	0.51	(0.39)	0.12	(0.56)	(0.26)	(0.82)
Year Ended 7/31/2014	9.98	0.59	0.45	1.04	(0.61)	(0.03)	(0.64)
Period Ended 7/31/2013(a)	10.00	0.15	(0.06)	0.09	(0.11)	0.00	(0.11)
Class C
Period Ended 1/31/2017	$9.58	0.26	0.41	0.67	(0.26)	0.00	(0.26)
Year Ended 7/31/2016(g)	9.67	0.40	(0.05)	0.35	(0.44)	0.00	(0.44)
Year Ended 7/31/2015	10.38	0.42	(0.38)	0.04	(0.49)	(0.26)	(0.75)
Year Ended 7/31/2014	9.99	0.52	0.43	0.95	(0.53)	(0.03)	(0.56)
Period Ended 7/31/2013(a)	10.00	0.13	(0.05)	0.08	(0.09)	0.00	(0.09)
Class I
Period Ended 1/31/2017	$9.56	0.30	0.42	0.72	(0.31)	0.00	(0.31)
Year Ended 7/31/2016(g)	9.65	0.51	(0.08)	0.43	(0.52)	0.00	(0.52)
Year Ended 7/31/2015	10.35	0.54	(0.39)	0.15	(0.59)	(0.26)	(0.85)
Year Ended 7/31/2014	9.97	0.62	0.43	1.05	(0.64)	(0.03)	(0.67)
Period Ended 7/31/2013(a)	10.00	0.16	(0.06)	0.10	(0.13)	0.00	(0.13)
Class R6
Period Ended 1/31/2017	$9.56	0.30	0.42	0.72	(0.31)	0.00	(0.31)
Period Ended 7/31/2016(e)(g)	9.20	0.34	0.37	0.71	(0.35)	0.00	(0.35)

(a)	The High Yield Opportunities Fund commenced operations on April 30, 2013.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
(e)	Class R6 commenced operations on November 30, 2015.
(f)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

(g)
The Funds' custodian, SSB, identified that clients were over-billed for certain "out-of-pocket" (OOP) costs during an 18-year period from 1998 until early November 2015. The amount of the difference in what was and what should have been charged, plus interest, was paid back to clients during the period ended 7/31/2016 as a reimbursement. The amount of the reimbursement was immaterial on a per share basis and would not have impacted the total return of the Fund. The "Annualized ratio of net investment income/(loss) to average net assets" and "Annualized ratio of operating expenses to average net assets" would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income. The "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" would have been 0.02% higher had the custodian not reimbursed the Fund.

See notes to financial statements

Financial highlights (unaudited)

			Ratios to average net assets:
					Annualized ratio of
			Annualized	Annualized	operating expenses
			ratio of	ratio of	to average net
Net asset		Net assets,	operating	net investment	assets without
value,		end of	expenses to	income/(loss)	waivers and/or	Portfolio
end of	Total	period	average	to average	expenses	turnover
period	return(c)	(000)	net assets	net assets	reimbursed	rate(d)

$10.01	7.44%	$11,359	0.93%	5.94%	1.17%	88%
9.60	4.63	7,950	1.00	5.49	1.30	174
9.68	1.19	1,955	1.10	5.09	1.38	201
10.38	10.62	2,148	1.10	5.66	1.68	340
9.98	0.92	1,127	1.10	6.07	2.82	136

$9.99	7.08%	$3,112	1.68%	5.19%	1.89%	88%
9.58	3.88	2,060	1.78	4.60	2.14	174
9.67	0.39	1,373	1.85	4.37	2.00	201
10.38	9.67	1,196	1.85	5.01	2.45	340
9.99	0.81	999	1.85	5.27	3.63	136

$9.97	7.61%	$19,966	0.68%	6.19%	0.90%	88%
9.56	4.76	9,003	0.81	5.50	1.15	174
9.65	1.48	21,882	0.85	5.37	1.15	201
10.35	10.76	23,235	0.85	6.02	1.38	340
9.97	1.06	23,608	0.85	6.27	1.82	136

$9.97	7.64%	$22,931	0.68%	6.19%	0.85%	88%
9.56	7.96	22,372	0.76	5.60	1.05	174
See notes to financial statements

Financial highlights (unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
					Dividends	Distributions
	Net asset	Net	Net	Total	from	from net
	value,	investment	realized and	from	net	realized
	beginning	income	unrealized gain	investment	investment	capital	Total
	of period	(loss)(b)	(loss)(h)	operations	income	gains	distributions
International Long/Short Equity Fund
Class A
Period Ended 1/31/2017	$9.45	(0.07)	0.23	0.16	0.00	0.00	0.00
Year Ended 7/31/2016(g)	10.27	(0.14)	(0.32)	(0.46)	(0.33)	(0.03)	(0.36)
Period Ended 7/31/2015(a)	10.00	(0.12)	0.39	0.27	0.00	0.00	0.00
Class C
Period Ended 1/31/2017	$9.38	(0.09)	0.24	0.15	(0.18)	0.00	(0.18)
Year Ended 7/31/2016(g)	10.22	(0.22)	(0.32)	(0.54)	(0.27)	(0.03)	(0.30)
Period Ended 7/31/2015(a)	10.00	(0.17)	0.39	0.22	0.00	0.00	0.00
Class I
Period Ended 1/31/2017	$9.49	(0.04)	0.23	0.19	(0.22)	0.00	(0.22)
Year Ended 7/31/2016(g)	10.28	(0.12)	(0.31)	(0.43)	(0.33)	(0.03)	(0.36)
Period Ended 7/31/2015(a)	10.00	(0.10)	0.38	0.28	0.00	0.00	0.00
Class R6
Period Ended 1/31/2017	$9.48	(0.04)	0.23	0.19	(0.22)	0.00	(0.22)
Period Ended 7/31/2016(f)(g)	10.14	(0.09)	(0.21)	(0.30)	(0.33)	(0.03)	(0.36)

(a)	The International Long/Short Equity Fund commenced operations on December 9, 2014.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)
The International Long/Short Equity Fund's operating expenses, excluding 12b-1 fees and dividend expense and financing charges on securities sold short, are contractually limited to 1.50%. Inclusive of investment expenses associated with short selling activities for the period ended 1/31/2017, the "Annualized ratio of operating expenses to average net assets" for Classes A, C, I and R6 was 2.16%, 3.21%, 2.22% and 2.21%, respectively. The "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" for Classes A, C, I and R6 was 3.51%, 4.70%, 3.76% and 3.67%, respectively.

(e)	Not annualized for periods less than one year.
(f)	Class R6 commenced operations on November 30, 2015.
(g)
The Funds' custodian, SSB, identified that clients were over-billed for certain "out-of-pocket" (OOP) costs during an 18-year period from 1998 until early November 2015. The amount of the difference in what was and what should have been charged, plus interest, was paid back to clients during the period ended 7/31/2016 as a reimbursement. The amount of the reimbursement was immaterial on a per share basis and would not have impacted the total return of the Fund. The "Annualized ratio of net investment income/(loss) to average net assets" and "Annualized ratio of operating expenses to average net assets" would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income. The "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" would have been 0.04% higher had the custodian not reimbursed the Fund.

(h)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

See notes to financial statements

Financial highlights (unaudited)

			Ratios to average net assets:
					Annualized ratio of
			Annualized	Annualized	operating expenses
			ratio of	ratio of	to average net
Net asset		Net assets,	operating	net investment	assets without
value,		end of	expenses to	income/(loss)	waivers and/or	Portfolio
end of	Total	period	average	to average	expenses	turnover
period	return(c)	(000)	net assets(d)	net assets	reimbursed(d)	rate(e)

$9.61	1.69%	$1,080	1.62%	(1.18)%	2.97%	111%
9.45	(4.59)	18,046	1.75	(1.47)	2.44	274
10.27	2.70	199	1.75	(1.84)	7.86	285

$9.35	1.62%	$230	2.49%	(1.83)%	3.98%	111%
9.38	(5.39)	233	2.50	(2.28)	4.80	274
10.22	2.20	102	2.50	(2.55)	8.60	285

$9.46	2.10%	$8,726	1.49%	(0.83)%	3.03%	111%
9.49	(4.27)	10,295	1.50	(1.20)	3.44	274
10.28	2.80	5,982	1.50	(1.49)	7.57	285

$9.45	2.12%	$4,665	1.49%	(0.83)%	2.95%	111%
9.48	(3.03)	4,681	1.50	(1.39)	2.74	274
See notes to financial statements

Financial highlights (unaudited)
For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset	Net	Net	Total	Dividends		Net asset
	value,	investment	realized and	from	from net		value,
	beginning	income	unrealized	investment	investment	Total	end of
	of period	(loss)(a)	gain (loss)(g)	operations	income	distributions	period
International Opportunities Fund
Class A
Period Ended 1/31/2017	$26.05	(0.01)	0.02	0.01	(0.39)	(0.39)	$25.67
Year Ended 7/31/2016(h)	28.44	0.25	(2.28)	(2.03)	(0.36)	(0.36)	26.05
Year Ended 7/31/2015	26.99	0.28	1.41	1.69	(0.24)	(0.24)	28.44
Year Ended 7/31/2014	23.79	0.31	2.98	3.29	(0.09)	(0.09)	26.99
Year Ended 7/31/2013	19.22	0.14	4.58	4.72	(0.15)	(0.15)	23.79
Year Ended 7/31/2012	21.77	0.15	(2.59)	(2.44)	(0.11)	(0.11)	19.22
Class C
Period Ended 1/31/2017	$24.31	(0.10)	0.03	(0.07)	(0.21)	(0.21)	$24.03
Year Ended 7/31/2016(h)	26.60	0.12	(2.21)	(2.09)	(0.20)	(0.20)	24.31
Year Ended 7/31/2015	25.31	0.09	1.29	1.38	(0.09)	(0.09)	26.60
Year Ended 7/31/2014	22.40	0.08	2.83	2.91	0.00	0.00	25.31
Year Ended 7/31/2013	18.12	(0.04)	4.32	4.28	0.00	0.00	22.40
Year Ended 7/31/2012	20.56	(0.00)*	(2.44)	(2.44)	0.00	0.00	18.12
Class I
Period Ended 1/31/2017	$26.06	0.03	0.01	0.04	(0.49)	(0.49)	$25.61
Year Ended 7/31/2016(h)	28.45	0.42	(2.36)	(1.94)	(0.45)	(0.45)	26.06
Year Ended 7/31/2015	27.04	0.40	1.36	1.76	(0.35)	(0.35)	28.45
Year Ended 7/31/2014	23.82	0.39	2.98	3.37	(0.15)	(0.15)	27.04
Year Ended 7/31/2013	19.25	0.22	4.57	4.79	(0.22)	(0.22)	23.82
Year Ended 7/31/2012	21.83	0.21	(2.61)	(2.40)	(0.18)	(0.18)	19.25
Class R
Period Ended 1/31/2017	$25.55	(0.06)	0.03	(0.03)	(0.38)	(0.38)	$25.14
Year Ended 7/31/2016(h)	27.97	0.28	(2.35)	(2.07)	(0.35)	(0.35)	25.55
Year Ended 7/31/2015	26.59	0.24	1.35	1.59	(0.21)	(0.21)	27.97
Year Ended 7/31/2014	23.44	0.22	2.95	3.17	(0.02)	(0.02)	26.59
Year Ended 7/31/2013	18.93	0.07	4.51	4.58	(0.07)	(0.07)	23.44
Year Ended 7/31/2012	21.50	0.08	(2.58)	(2.50)	(0.07)	(0.07)	18.93
Class R6
Period Ended 1/31/2017	$26.05	0.03	0.01	0.04	(0.49)	(0.49)	$25.60
Period Ended 7/31/2016(e)(h)	27.18	0.33	(1.02)	(0.69)	(0.44)	(0.44)	26.05
Class IF
Period Ended 1/31/2017	$26.08	0.03	0.02	0.05	(0.42)	(0.42)	$25.71
Year Ended 7/31/2016(f)(h)	25.26	0.33	0.49	0.82	0.00	0.00	26.08

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(c)	Not annualized for periods less than one year.
(d)
The net investment income ratio would have been 0.02% lower had the fund not received refunds of previously withheld tax, plus interest, based on reclaims filed with Finland for calendar years 2009-2013. Refer to note 2, under the heading "Federal income taxes".

(e)	Class R6 commenced operations on November 30, 2015.
(f)	Class IF commenced operations on March 31, 2016.
See notes to financial statements

Financial highlights (unaudited)

		Ratios to average net assets:
				Annualized ratio of
		Annualized	Annualized	operating expenses
		ratio of	ratio of	to average net
	Net assets,	operating	net investment	assets without
	end of	expenses to	income/(loss)	waivers and/or	Portfolio
Total	period	average	to average	expenses	turnover
return(b)	(000)	net assets	net assets	reimbursed	rate(c)

0.07%	$645,755	1.33%	(0.04)%	1.33%	19%
(7.18)	784,966	1.35	0.99	1.35	45
6.33	1,623,379	1.36	1.03 (d)	1.36	71
13.84	1,991,001	1.40	1.18	1.40	74
24.64	1,467,583	1.46	0.66	1.46	129
(11.17)	1,263,648	1.47	0.78	1.47	45

(0.28)%	$445,061	2.11%	(0.84)%	2.11%	19%
(7.88)	504,192	2.11	0.50	2.11	45
5.47	552,630	2.13	0.33 (d)	2.13	71
12.99	491,403	2.17	0.32	2.17	74
23.62	424,538	2.26	(0.18)	2.26	129
(11.87)	416,582	2.29	(0.02)	2.29	45

0.21%	$2,734,243	1.07%	0.21%	1.07%	19%
(6.87)	2,966,703	1.06	1.65	1.06	45
6.60	2,333,559	1.10	1.46 (d)	1.10	71
14.16	1,389,207	1.12	1.47	1.12	74
25.00	872,974	1.16	1.04	1.16	129
(10.93)	656,313	1.20	1.09	1.20	45

(0.10)%	$21,220	1.69%	(0.45)%	1.69%	19%
(7.45)	20,056	1.67	1.12	1.67	45
6.05	14,173	1.63	0.89 (d)	1.63	71
13.54	9,966	1.68	0.85	1.68	74
24.23	7,180	1.76	0.34	1.76	129
(11.60)	6,454	1.94	0.42	1.94	45

0.19%	$388	1.09%	0.21%	1.09%	19%
(2.57)	714	1.08	1.96	1.08	45

0.24%	$509,542	1.03%	0.25%	1.03%	19%
3.25	599,260	1.04	3.96	1.04	45

(g)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

(h)
The Funds' custodian, SSB, identified that clients were over-billed for certain "out-of-pocket" (OOP) costs during an 18-year period from 1998 until early November 2015. The amount of the difference in what was and what should have been charged, plus interest, was paid back to clients during the period ended 7/31/2016 as a reimbursement. The amount of the reimbursement was immaterial on a per share basis and would not have impacted the total return of the Fund. The "Annualized ratio of net investment income/(loss) to average net assets" would have been 0.00% lower had the custodian not reimbursed the Fund. The "Annualized ratio of operating expenses to average net assets" and "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" would have been 0.00% higher.

*	Amount represents less than $0.01.

See notes to financial statements

Financial highlights (unaudited)
For a share outstanding throughout the periods indicated

Income (loss) from investment operations:

	Net asset	Net	Net	Total
	value,	investment	realized and	from
	beginning	income	unrealized	investment
	of period	(loss)(a)	gain (loss)(d)	operations
International Small Cap Fund

Class R6
Period Ended 1/31/2017(e)	$10.00	(0.01)	0.73	0.72

(a)	Per share data was calculated using average shares outstanding during the period.
(b)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(c)	Not annualized for periods less than one year.
(d)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

(e)	The International Small Cap Fund commenced operations on December 15, 2016.
See notes to financial statements

Financial highlights (unaudited)

Less distributions:			Ratios to average net assets:
Annualized ratio of
			Annualized	Annualized	operating expenses
			ratio of	ratio of	to average net
Net asset		Net assets,	operating	net investment	assets without
value,		end of	expenses to	income/(loss)	waivers and/or	Portfolio
end of	Total	period	average	to average	expenses	turnover
period	return(b)	(000)	net assets	net assets	reimbursed	rate(c)

$10.72	7.20%	$5,360	1.24%	(0.37)%	4.72%	0%
See notes to financial statements

Financial highlights (unaudited)
For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
			Net
			realized
	Net asset	Net	and	Total	Dividends
	value,	investment	unrealized	from	from net	Return
	beginning	income	gain	investment	investment	of	Total
	of period	(loss)(a)	(loss)(g)	operations	income	capital(i)	distributions
Strategic Income Fund
Class A
Period Ended 1/31/2017	$9.34	0.13	(0.08)	0.05	(0.12)	0.00	(0.12)
Year Ended 7/31/2016(h)	9.09	0.25	0.24	0.49	(0.24)	0.00	(0.24)
Year Ended 7/31/2015	9.13	0.32	0.01	0.33	(0.37)	0.00	(0.37)
Year Ended 7/31/2014	8.93	0.46	0.20	0.66	(0.46)	0.00	(0.46)
Period Ended 7/31/2013(b)	9.12	0.23	(0.19)	0.04	(0.23)	0.00	(0.23)
Year Ended 12/31/2012	8.39	0.40	0.73	1.13	(0.40)	0.00	(0.40)
Year Ended 12/31/2011	8.82	0.44	(0.43)	0.01	(0.37)	(0.07)	(0.44)
Class C
Period Ended 1/31/2017	$9.29	0.09	(0.07)	0.02	(0.09)	0.00	(0.09)
Year Ended 7/31/2016(h)	9.04	0.18	0.24	0.42	(0.17)	0.00	(0.17)
Year Ended 7/31/2015	9.09	0.26	0.00 *	0.26	(0.31)	0.00	(0.31)
Year Ended 7/31/2014	8.89	0.39	0.20	0.59	(0.39)	0.00	(0.39)
Period Ended 7/31/2013(b)	9.08	0.19	(0.20)	(0.01)	(0.18)	0.00	(0.18)
Year Ended 12/31/2012	8.35	0.33	0.73	1.06	(0.33)	0.00	(0.33)
Year Ended 12/31/2011	8.79	0.37	(0.43)	(0.06)	(0.32)	(0.06)	(0.38)
Class I
Period Ended 1/31/2017	$9.31	0.14	(0.08)	0.06	(0.13)	0.00	(0.13)
Year Ended 7/31/2016(h)	9.06	0.27	0.23	0.50	(0.25)	0.00	(0.25)
Year Ended 7/31/2015	9.11	0.34	0.01	0.35	(0.40)	0.00	(0.40)
Year Ended 7/31/2014	8.91	0.48	0.21	0.69	(0.49)	0.00	(0.49)
Year Ended 7/31/2013(b)	9.10	0.24	(0.19)	0.05	(0.24)	0.00	(0.24)
Year Ended 12/31/2012	8.37	0.42	0.73	1.15	(0.42)	0.00	(0.42)
Period Ended 12/31/2011(c)	9.06	0.29	(0.66)	(0.37)	(0.27)	(0.05)	(0.32)
Class R6
Period Ended 1/31/2017	$9.32	0.14	(0.07)	0.07	(0.14)	0.00	(0.14)
Period Ended 7/31/2016(f)(h)	8.99	0.17	0.32	0.49	(0.16)	0.00	(0.16)

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Strategic Income Fund changed its fiscal year end from December 31 to July 31 effective July 31, 2013.
(c)	Class I commenced operations on April 29, 2011.
(d)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(e)	Not annualized for periods less than one year.
(f)	Class R6 commenced operations on November 30, 2015.
(g)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

(h)
The Funds' custodian, SSB, identified that clients were over-billed for certain "out-of-pocket" (OOP) costs during an 18-year period from 1998 until early November 2015. The amount of the difference in what was and what should have been charged, plus interest, was paid back to clients during the period ended 7/31/2016 as a reimbursement. The amount of the reimbursement was immaterial on a per share basis and would not have impacted the total return of the Fund. The "Annualized ratio of net investment income/(loss) to average net assets" would have been 0.01% lower had the custodian not reimbursed the Fund. The "Annualized ratio of operating expenses to average net assets" and "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" would have been 0.01% higher.

(i)	Determined in accordance with federal income tax regulations; refer to note 2, under the heading "Federal income taxes."
*	Amount represents less than $0.01.

See notes to financial statements

Financial highlights (unaudited)

			Ratios to average net assets:
					Annualized ratio of
			Annualized	Annualized	operating expenses
			ratio of	ratio of	to average net
Net asset		Net assets,	operating	net investment	assets without
value,		end of	expenses to	income/(loss)	waivers and/or	Portfolio
end of	Total	period	average	to average	expenses	turnover
period	return(d)	(000)	net assets	net assets	reimbursed	rate(e)

$9.27	0.56%	$60,469	1.01%	2.75%	1.01%	54%
9.34	5.46	66,863	1.04	2.72	1.04	110
9.09	3.71	28,200	1.09	3.52	1.15	54
9.13	7.56	11,522	1.10	5.02	1.36	84
8.93	0.39	15,656	1.10	4.36	1.44	50
9.12	13.75	17,596	1.10	4.51	1.34	47
8.39	0.06	17,210	1.20	5.04	1.51	41

$9.22	0.18%	$45,047	1.76%	2.00%	1.76%	54%
9.29	4.70	50,531	1.80	1.98	1.80	110
9.04	2.84	30,034	1.85	2.84	1.92	54
9.09	6.78	17,744	1.85	4.27	2.12	84
8.89	(0.06)	19,483	1.85	3.62	2.20	50
9.08	12.95	22,328	1.85	3.77	2.11	47
8.35	(0.80)	22,244	1.94	4.29	2.26	41

$9.24	0.69%	$320,807	0.75%	3.01%	0.75%	54%
9.31	5.70	323,462	0.79	2.96	0.79	110
9.06	3.86	106,544	0.84	3.73	0.92	54
9.11	7.88	18,271	0.85	5.29	1.08	84
8.91	0.54	7,291	0.85	4.59	1.16	50
9.10	14.06	3,903	0.85	4.79	1.07	47
8.37	(4.10)	1,885	0.85	5.16	1.25	41

$9.25	0.72%	$1,394	0.70%	3.06%	0.70%	54%
9.32	5.57	1,528	0.73	2.77	0.73	110
See notes to financial statements

Financial highlights (unaudited)
For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:

	Net asset	Net	Net	Total	Net asset		Net assets,
	value,	investment	realized and	from	value,		end of
	beginning	income	unrealized	investment	end of	Total	period
	of period	(loss)(b)	gain (loss)(f)	operations	period	return(c)	(000)
US Growth Opportunities Fund
Class A
Period Ended 1/31/2017	$11.14	(0.02)	0.13	0.11	$11.25	0.99%	$2,510
Year Ended 7/31/2016(g)	11.19	(0.04)	(0.01)	(0.05)	11.14	(0.45)	2,750
Period Ended 7/31/2015(a)	10.00	(0.03)	1.22	1.19	11.19	11.90	1,617
Class C
Period Ended 1/31/2017	$11.01	(0.06)	0.12	0.06	$11.07	0.54%	$196
Year Ended 7/31/2016(g)	11.14	(0.13)	0.00	(0.13)	11.01	(1.17)	176
Period Ended 7/31/2015(a)	10.00	(0.07)	1.21	1.14	11.14	11.40	11
Class I
Period Ended 1/31/2017	$11.19	(0.01)	0.13	0.12	$11.31	1.07%	$183
Year Ended 7/31/2016(g)	11.21	(0.00)*	(0.02)	(0.02)	11.19	(0.18)	180
Period Ended 7/31/2015(a)	10.00	0.00	1.21	1.21	11.21	12.10	5,770
Class R6
Period Ended 1/31/2017	$11.19	(0.01)	0.13	0.12	$11.31	1.07%	$5,738
Period Ended 7/31/2016(e)(g)	11.11	(0.01)	0.09	0.08	11.19	0.72	5,778

(a)	The US Growth Opportunities Fund commenced operations on December 18, 2014.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been waived/reimbursed during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Not annualized for periods less than one year.
(e)	Class R6 commenced operations on November 30, 2015.
(f)
The amount shown for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of Fund shares in relation to fluctuating market value of the investments in the Fund.

(g)
The Funds' custodian, SSB, identified that clients were over-billed for certain "out-of-pocket" (OOP) costs during an 18-year period from 1998 until early November 2015. The amount of the difference in what was and what should have been charged, plus interest, was paid back to clients during the period ended 7/31/2016 as a reimbursement. The amount of the reimbursement was immaterial on a per share basis and would not have impacted the total return of the Fund. The "Annualized ratio of net investment income/(loss) to average net assets" and "Annualized ratio of operating expenses to average net assets" would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income. The "Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed" would have been 0.01% higher had the custodian not reimbursed the Fund.

*	Amount represents less than $0.01.

See notes to financial statements

Financial highlights (unaudited)

Ratios to average net assets:
		Annualized ratio of
Annualized	Annualized	operating expenses
ratio of	ratio of	to average net
operating	net investment	assets without
expenses to	income/(loss)	waivers and/or	Portfolio
average	to average	expenses	turnover
net assets	net assets	reimbursed	rate(d)

1.20%	(0.35)%	2.26%	15%
1.20	(0.38)	2.53	8
1.20	(0.46)	3.21	12

1.95%	(1.13)%	2.99%	15%
1.95	(1.19)	3.20	8
1.95	(1.00)	4.64	12

0.95%	(0.10)%	1.93%	15%
0.94	(0.02)	2.47	8
0.95	0.01	3.39	12

0.95%	(0.10)%	1.92%	15%
0.95	(0.17)	2.06	8
See notes to financial statements

Notes to financial statements (unaudited)
Note 1. Organization
Henderson Global Funds (the "Trust") was organized on May 11, 2001, as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among twelve series. The Henderson All Asset Fund ("All Asset"), Henderson Dividend & Income Builder Fund ("Dividend & Income Builder"), Henderson Emerging Markets Fund ("Emerging Markets"), Henderson European Focus Fund ("European Focus"), Henderson Global Equity Income Fund ("Global Equity Income"), Henderson Global Technology Fund ("Global Technology"), Henderson High Yield Opportunities Fund ("High Yield Opportunities"), Henderson International Long/Short Equity Fund ("International Long/Short Equity"), Henderson International Opportunities Fund ("International Opportunities"), Henderson International Small Cap Fund ("International Small Cap"), Henderson Strategic Income Fund ("Strategic Income"), and Henderson US Growth Opportunities Fund ("US Growth Opportunities") (collectively, the "Funds" or the "Henderson Funds") are included in this report. Each is a separate series of the Trust and each is diversified except for High Yield Opportunities, International Long/Short Equity, US Growth Opportunities and International Small Cap, which are non-diversified.
Though it may invest directly in securities, All Asset is primarily a Fund-of-Funds ("FoF") that seeks to achieve its objective by investing in a portfolio of underlying funds ("underlying funds") which, in turn, may invest in a variety of US and foreign equity, fixed income, money market, derivative instruments and commodities products. The FoF does not invest in the underlying funds for the purpose of exercising management or control; however, investments by the FoF, within its principal investment strategies, may represent a significant portion of the underlying funds' net assets subject to 1940 Act limitations and any exemptive relief provided thereto. The FoF's "Portfolio of Investments" lists the underlying funds held as an investment of the FoF as of period end, but does not include the holdings of the underlying funds.
The Funds offer the following share classes:
Share Classes
Fund	A	C	I	R	R6	IF
All Asset	✓	✓	✓	n/a	✓	n/a
Dividend & Income Builder	✓	✓	✓	n/a	✓	n/a
Emerging Markets	✓	✓	✓	n/a	✓	n/a
European Focus	✓	✓	✓	n/a	✓	n/a
Global Equity Income	✓	✓	✓	n/a	✓	n/a
Global Technology	✓	✓	✓	n/a	✓	n/a
High Yield Opportunities	✓	✓	✓	n/a	✓	n/a
International Long/Short Equity	✓	✓	✓	n/a	✓	n/a
International Opportunities	✓	✓	✓	✓	✓	✓
International Small Cap	n/a	n/a	n/a	n/a	✓	n/a
Strategic Income	✓	✓	✓	n/a	✓	n/a
US Growth Opportunities	✓	✓	✓	n/a	✓	n/a

Class A shares generally provide for a front-end sales charge. Class C shares provide for a contingent deferred sales charge. Class R, I, R6 and IF shares are not subject to a front-end or contingent deferred sales charge.
Each class of shares has equal rights as to earnings and assets, except that each class may bear different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.
On October 3, 2016, Henderson Group plc, the indirect parent of Henderson Global Investors (North America) Inc., the investment advisor to the Henderson Funds ("HGINA" or the "Advisor"), and indirect parent to the sub-advisors of certain Henderson Funds, and Janus Capital Group Inc. announced that their respective Boards of Directors had agreed to an all-stock merger of equals (the "Parent Company Transaction"). As a part of their business combination, the parties agreed to seek to reorganize certain of the Henderson Funds into the Janus Investment Fund (the "Janus Trust"). In connection with this, on December 9, 2016, the Board of Trustees of the Trust (the "Henderson Funds Board") approved proposed reorganizations to integrate certain of the Henderson Funds with series of the Janus Trust, which are to be advised by the combined

Notes to financial statements (unaudited)
Henderson-Janus organization or its subsidiaries or affiliates upon completion of the Parent Company Transaction (the "Henderson-Janus Fund Reorganizations").
The Henderson-Janus Fund Reorganizations approved by the Henderson Funds Board include the transition of All Asset, Dividend & Income Builder, Emerging Markets, European Focus, Global Equity Income, International Long/Short Equity, International Opportunities, International Small Cap, Strategic Income and US Growth Opportunities to the Janus mutual fund platform by transferring the assets and liabilities of each Fund to a newly formed series of Janus Trust with the same investment objective(s), principal investment strategies and risks, pursuant to an Agreement and Plan of Reorganization.
In addition to the foregoing, the Henderson Funds Board approved the transition of the Henderson Global Technology Fund to the Janus mutual fund platform by transferring the assets and liabilities of the Henderson Global Technology Fund to the Janus Global Technology Fund, an existing series of the Janus Trust that has a substantially similar investment objective and principal investment strategies as the Henderson Global Technology Fund, pursuant to an Agreement and Plan of Reorganization.
Each of the Henderson-Janus Fund Reorganizations is conditioned on the closing of the Parent Company Transaction. In addition, before any of the Henderson-Janus Fund Reorganizations can occur, the applicable Agreement and Plan of Reorganization would need to be approved by the shareholders of the participating Henderson Fund.
Note 2. Significant accounting policies
The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. These policies are in conformity with US generally accepted accounting principles ("US GAAP"), which includes the accounting and reporting guidelines under the Financial Accounting Standards Board's ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services – Investment Companies.
Security valuation
All securities and other investments are recorded at their estimated fair values, as described in Note 3.
Security transactions and investment income
Investment transactions are accounted for on a trade-date basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Interest income is recorded on an accrual basis. Dividend income, or dividend expense on securities sold short, is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country's tax rules and rates subject to double taxation treaties with the United States, as applicable. Gains and losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds, which is the same basis used for federal income tax purposes.
Foreign currency translation
Investments in securities, including securities sold short, financial derivative instruments and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.
The Funds do not separate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statements of Operations.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities and financial derivative instruments, resulting from changes in exchange rates.
Forward foreign currency contracts
The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-US dollar denominated investment securities. Alternatively, a Fund may enter into a forward foreign currency contract for the speculative purpose of gaining exposure to particular foreign currency markets. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a

Notes to financial statements (unaudited)
fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forward foreign currency contracts include net gains or losses on contracts that have matured. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities as a component of "Financial Derivative Instruments." These instruments involve market risk, credit risk or both kinds of risks, the extent of which may subject the Fund to loss in excess of the amount recognized on the Statements of Assets and Liabilities. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations. When applicable, open forward foreign currency contracts at the end of the period are listed in each Fund's Portfolio of Investments.
Futures contracts
The Funds are subject to interest rate risk, equity risk and foreign currency risk in the normal course of pursuing their investment objectives. Accordingly, the Funds may invest in futures contracts to gain exposure to, or hedge against, changes in the value of interest rates, equity indices or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price and date. Upon entering into such contracts, a Fund is required to deposit cash with the broker as initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments, known as "variation margin," are made or received by the Fund, depending on fluctuations in the fair value of the underlying asset. Unrealized appreciation or depreciation, reflected as a component of "Financial Derivative Instruments" assets and/or liabilities on the Statements of Assets and Liabilities, is recognized but not considered realized until the contracts expire or are closed. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and/or the underlying hedged assets. With futures contracts, there is limited counterparty credit risk to the Funds as futures contracts are exchange-traded and the exchange's clearinghouse acts as counterparty to all exchange-traded futures transactions. When applicable, open futures contracts outstanding at the end of the period are listed in each Fund's Portfolio of Investments.
Securities sold short
International Long/Short Equity may engage in short selling (i.e., selling securities it does not own) as part of its normal investment activities. The Fund will enter into a short position on a security believed to be overvalued or poised to underperform in order to take advantage of a decline in its price. The Fund has an agreement with its custodian in order to execute its short sales strategy. To complete the short sale, the Fund must borrow the security to make delivery to the buyer. Securities sold short are recorded as a liability and marked-to-market daily. These positions are reflected as "Securities sold short, at value" on the Statement of Assets and Liabilities. The Fund is required to pay the lender any dividends or interest, which accrues during the period of the loan. The Fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement and delivering it to the custodian to extinguish the liability. The price of the security at replacement may differ from the price at which the security was sold. The Fund will incur a loss if the price of the security increases between the dates of the short sale and when the Fund replaces the borrowed security. This loss may be unlimited. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.
The proceeds of a short sale may be reinvested in additional security positions. Because the Fund may invest the proceeds of a short sale, the effect of short selling is similar to the effect of leverage. The Fund is required to segregate cash and/or securities with its custodian, so that the amount segregated is at least equal to the current value of the securities sold short. At January 31, 2017, the Fund had pledged securities valued at $2,692,727 and segregated $3,273,947 in cash collateral held at the custodian for securities sold short in the amount of $5,286,355. The collateral amount required to be pledged/segregated is adjusted daily based on the market value of the short positions. The securities pledged as collateral that are restricted from use are included on the Portfolio of Investments. Dividends declared on securities sold short, in addition to short sale financing fees, are treated as an expense on the Statement of Operations.
There are substantial risks associated with selling short, including the risk that a loss on a short sale is potentially unlimited as the value of a security sold short increases. The Fund is also subject to the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. Open short positions outstanding at the end of the period are listed in the Fund's Portfolio of Investments.
Options
The Funds may purchase put and call options to create investment exposure consistent with their investment objectives or to hedge or limit the exposure of their portfolio holdings. Alternatively, certain Funds may write (sell) call and put options on securities and financial derivative instruments in order to gain

Notes to financial statements (unaudited)

exposure to, or protect against, changes in the markets. The Funds may use options on exchange-traded futures contracts, indices or securities to hedge an existing position or future investment, for speculative purposes, or to manage exposure to market movements. The Funds may also use foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation, to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The Funds may also use interest rate swaptions in which the underlying instrument is an interest rate swap (discussed below under the heading "Swap contracts"). Swaptions are agreements to enter into a pre-defined swap agreement by some specified date in the future. The writer of a swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. These types of options may be used to hedge against unfavorable fluctuations in interest rates.
Purchasing call options tends to increase the Fund's exposure to the underlying instrument, while purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium when purchasing call options or put options. The option is subsequently valued daily and unrealized appreciation or depreciation is recorded; the asset is reflected as a component of "Financial Derivative Instruments" on the Statement of Assets and Liabilities. The Funds realize a gain or loss upon the expiration or closing of the option transaction. The primary risks of investing in purchased options include the risk of imperfect correlation between the option price and the value of the underlying instrument, and the possibility of an illiquid market for the option. There is limited counterparty risk with respect to exchange-traded purchased options as settlement is facilitated through a central clearinghouse. There is inherently more risk of counterparty non-performance for OTC purchased options, although the risk is generally limited to the premium paid. When applicable, options purchased by the Funds and outstanding at the end of the period are listed in each Fund's Portfolio of Investments.
Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is recognized as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. These liabilities are reflected as a component of "Financial Derivative Instruments" on the Statement of Assets and Liabilities. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument that the Fund purchases upon exercise of the option. Written options are subject to substantial risks. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, the Funds bear the market risk of an unfavorable change in the price of the derivative instrument, security/index or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying the underlying referenced entity at a price different from current market value. Further, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. When applicable, open options and swaptions at the end of the period are listed in each Fund's Portfolio of Investments.

Swap contracts
The Funds may enter into interest rate, credit default, inflation, equity, total return, currency and other swap contracts. Swap contracts are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap the returns (or the differential in rates of return) earned or realized on particular investments, instruments, indices or other measures for a defined series of cash flows at a predetermined rate at specified, future intervals. Swap contracts are privately negotiated in the OTC market ("OTC swaps"), or may be executed on a multi-lateral or other trade facility platform, such as a registered exchange ("centrally-cleared swaps"). The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a pre-determined period of time.
Certain Funds use credit default swaps to manage exposure to a given issuer or sector by either selling protection to increase exposure (i.e., leverage), or buying protection to reduce exposure. The "buyer" in a credit default swap is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must either pay the buyer the full notional value or the "par value" of the reference obligation in exchange for the reference obligation, or pay a net amount equal to the par value

Notes to financial statements (unaudited)
of the defaulted reference entity less its recovery value. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts as of period end are disclosed in the Portfolios of Investments, as applicable. They serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Certain Funds hold fixed-rate and/or floating-rate bonds. Accordingly, the Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives as the value of these bonds may decrease if interest rates rise, or vice versa. To hedge against this risk and/or to generate income at prevailing market rates, the Funds may enter into interest rate swap contracts. Interest rate swap contracts involve the exchange by the Fund with another party for their respective commitment to pay or receive a fixed or variable interest rate on the notional amount.
International Long/Short Equity may enter into equity swaps for purposes of establishing long or short exposure to underlying individual securities. Equity swaps may be used in lieu of direct stock investment or short sale to enhance liquidity, synthetically enter markets with high barriers to entry or establish short positions in markets where short selling is disallowed. Equity swaps involve commitments where cash flows are exchanged based on a variable interest rate. At maturity, or upon reset or termination, a net cash flow is exchanged equivalent to the return, inclusive of dividends declared, on the underlying equity, less a financing rate.
Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/ (depreciation) on the Statements of Operations. Swap payments received or made at the beginning of the measurement period represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. Upon termination or maturity of the swap, a liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations, net of any upfront premiums paid or received. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Statements of Operations.
Entering into these contracts involves, to varying degrees, elements of counterparty, interest, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the potential inability of the counterparties to meet the terms of the contract (which is limited with respect to centrally-cleared swaps as described below), unanticipated changes in the value of the swap contract, the possibility that there will be no liquid market for the contract, and that there may be unfavorable changes in interest rates. The risk that a counterparty is unable to perform on its obligations in situations when the Funds are in an appreciated position is mitigated with respect to OTC swaps by having master netting arrangements ("MNA") between the Funds and their counterparties and, in certain scenarios dictated by the contracts, the posting of collateral by the counterparty to the Funds to cover the Funds' exposure to the counterparty. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into a centrally-cleared swap transaction, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. The magnitude of counterparty credit risk is different depending on the type of swap. Under a credit default swap, the Funds' maximum risk of loss as the protection buyer is limited to the market value, or the current unrealized appreciation/ depreciation on the contract plus/minus any upfront premiums paid/received. Alternatively, as the protection seller, the maximum risk of loss is equivalent to the notional or par value of the contract plus/minus any upfront premiums paid/received. At January 31, 2017, notional outstanding for credit protection sold, translated into US Dollar amounts, equated to $53,975 for Strategic Income. Alternatively, under an interest rate, inflation, or equity swap, as notional is not exchanged, the Funds' maximum risk of loss is limited to the unrealized loss on the contracts. When applicable, open swap contracts at the end of the period are listed in each Fund's Portfolio of Investments.

Notes to financial statements (unaudited)
Derivative instruments
The FASB requires companies (including the Trust) to disclose information intended to enable financial statement users to understand how derivative instruments impact the Statements of Assets and Liabilities, as well as the effect of derivative instruments on the Statements of Operations during the reporting period, in the context of each entity's risk exposure. Accordingly, the tables included under the heading "Fair Value of Financial Derivative Instruments" in the Funds' Portfolios of Investments summarize each Fund's fair value of derivative instruments held as of January 31, 2017 and the related location on the accompanying Statements of Assets and Liabilities, as well as the amount of gains and losses on derivative instruments recognized in the Funds' earnings and the related location on the accompanying Statements of Operations, presented by primary underlying risk exposure. Supplementary information regarding gross and net values and the impact of any collateral posted for those transactions subject to MNA or similar agreements is presented in the Funds' Portfolios of Investments under the heading "Financial Derivative Instruments: Over-the-Counter Summary." Note that all OTC instruments (forward foreign currency contracts, OTC credit default, equity, inflation and interest rate swap contracts, swaptions and certain options) with Barclays Bank plc, BNP Paribas Securities Services, Citibank, N.A., Credit Suisse Securities (Europe) International, Credit Suisse International, Deutsche Bank AG, JPMorgan Chase Bank, N.A., Morgan Stanley Capital Services LLC and UBS AG are all subject to MNAs. The settlement of all futures contracts, exchange-traded options and centrally-cleared swap contracts (credit default and interest rate) is guaranteed by the clearinghouse or exchange the instrument is traded on and is not subject to arrangements with particular counterparties. For that reason, these types of investments are excluded from such disclosures.
Securities lending
European Focus, Global Technology, High Yield Opportunities, and International Opportunities are enrolled in a securities lending program whereby the Funds may loan securities with a value of up to 331/3% of each Fund's total assets. The maturity associated with these securities is considered continuous. Securities loans are made to banks and broker-dealers via State Street Bank and Trust Company ("SSB") as lending agent pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. The Funds receive cash or short-term US government obligations as collateral against the loaned securities in an amount at least equal to 102% (for loans of US securities) or 105% (for loans of non-US securities) of the fair value of the loaned securities at the inception of each loan, and which is subsequently adjusted each day based on market value movements. Accordingly, the value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security on a given day due to market fluctuations of securities values and as a result may appear to be over or under-collateralized. The required collateral to be received or returned is adjusted on the following business day. Under the securities lending arrangement, the collateral received is recorded by the lending Fund along with a related obligation to return the collateral. To the extent non-cash collateral is received in the form of short-term US government obligations, brokers pay the lending Fund negotiated lenders' fees which are divided between the Fund and SSB and are recorded as security lending income. Cash collateral received is invested in the State Street Navigator Securities Lending Government Portfolio, a 1940 Act-registered open-end mutual fund used exclusively for SSB securities lending clients, which management of the Funds has determined presents minimal credit risk. Securities on loan and investment of cash collateral in the State Street Navigator Securities Lending Government Portfolio are reflected in each Fund's Portfolio of Investments, as applicable.
The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. Consequently, loans are made only to borrowers which are deemed to be creditworthy by SSB and approved by management of the Funds. Further, the Funds have protection under the agreement with SSB in the event of borrower default. The borrower pays the Funds an amount equal to any dividends or interest received on securities lent, and the Funds retain all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Funds may call such loans in order to, among other reasons, sell the securities involved.

Notes to financial statements (unaudited)
The following table is a summary of each Fund's securities on loan and related cash and non-cash collateral received as of January 31, 2017:

	Market		Non-
	Value of	Cash	Cash	Total
	Securities	Collateral	Collateral	Collateral
Fund	on Loan	Received	Received	Received*
European Focus	$66,172,224	$31,774,590	$35,311,568	$67,086,158
Global Technology	21,780,429	—	22,355,238	22,355,238
High Yield Opportunities	—	—	—	—
International Opportunities	237,234,860	82,045,262	165,753,509	247,798,771

*
The total " Collateral Received" as of period end may be less than the "Market Value of Securities on Loan" as the result of fluctuations in the value of the loaned securities. Additional required collateral as a result of changes in the value of loaned securities is received the following business day.

Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as future claims may be made against the Trust that have not yet been asserted.
Use of estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
Expenses
Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.
Deferred offering costs
Costs incurred in connection with the offering and initial registration of International Small Cap were deferred in conformity with US GAAP and amortized to expense on a straight-line basis over the first twelve months after commencement of operations. The deferred offering costs incurred by this Fund will be fully amortized to expense as of December 15, 2017.
Federal income taxes
The Trust's policy is that each Fund seeks to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended ("Subchapter M"), that are applicable to regulated investment companies ("RICs") and to distribute substantially all its taxable income to shareholders. No federal income tax provision is required so long as each Fund operates in a manner that complies with the requirements of Subchapter M.
 FASB ASC 740-10 "Income Taxes – Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management of the Funds has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. Management is also not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months. The Funds intend to file tax returns with the US Internal Revenue Service and various states. Generally, each of the tax years in the four-year period ended July 31, 2016 remains subject to examination by taxing authorities.
The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency. With respect to withholding taxes on certain foreign dividends and interest, the Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction's legal obligation to pay reclaims under double taxation agreements or treaties with the United States, as well as payment history and market convention.

Notes to financial statements (unaudited)
In consideration of recent decisions rendered by European courts with respect to discriminatory taxation, and based on relative exposure in relation to the cost of filing, European Focus, Global Equity Income, Global Technology and International Opportunities pursued additional reclaims related to prior years in certain jurisdictions in accordance with European Union law. However, the relevant tax authorities and the administrative courts within the various jurisdictions have been, to date, inconsistent in the approach, interpretation and rulings related to US RIC claimants. As a result, and consistent with US GAAP accrual requirements, these Funds have not recorded a corresponding receivable amount for these reclaim filings given the significant uncertainty in their ultimate recovery, with the exception of reclaims from Finland. In June 2015 the Funds received payment, plus interest, of tax withheld in Finland from 2009-2013. The payments reduced fiscal year 2015 withholding tax, resulting in an increase in the net asset value of each Fund. Based on the merits of the reclaims and the low likelihood of appeal, management believes it is more likely than not that the Funds will retain the recovered amounts. Further, management's approach to offset withholding tax with these payments in the period in which the payments are received is consistent with the US Internal Revenue Service's Notice 2016-10.
 As of January 31, 2017, the total amount of additional reclaims that have been or are expected to be filed in France, Germany, Spain and Sweden with respect to withholdings amounts during the respective statute of limitations periods (generally 2009-2016) represent less than 0.65% of the net assets of European Focus, Global Equity Income and International Opportunities; however, the recovery of any or all of these amounts and timing of recovery, if any, is uncertain. With respect to the three above named Funds, Management has filed and received relief at source (i.e. 0% withholding) in Finland for calendar year 2017. Management will continue to monitor developments in other jurisdictions to justify further filings.
 To the extent that capital loss carryforwards incurred in current and prior years are used to offset any future capital gains realized during the carryover period as provided by US Federal income tax regulations, no capital gains tax liability will be incurred by the Funds for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. Carryforwards not subject to expiration must be utilized prior to losses that carry an expiration; as a result, certain carryforwards may expire unused. Losses incurred that will be carried forward under the provisions of the regulations are as follows (as measured at July 31, 2016):
All Asset

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited Losses	$902,514	$—
Dividend & Income Builder

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited Losses	$969,052	$1,349,143
Emerging Markets

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited Losses	$2,325,263	$—
European Focus

	Loss carryforward character
Expiration	Short-term	Long-term
7/31/18	$46,255,302	$—
Unlimited Losses	178,594,541	48,058,347
Total	$224,849,843	$48,058,347
Global Equity Income

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited Losses	$315,590,526	$82,501,676
High Yield Opportunities

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited Losses	$1,004,638	$378,437
International Long/Short Equity

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited Losses	$846,391	$170,710

Notes to financial statements (unaudited)
International Opportunities

	Loss carryforward character
Expiration	Short-term	Long-term
7/31/18	$298,194,218	$—
Unlimited Losses	149,176,858	105,155,437
Total	$447,371,076	$105,155,437
Strategic Income

	Loss carryforward character
Expiration	Short-term	Long-term
7/31/17	$20,554,688	$—
7/31/18	$336,160	$—
Total	$20,890,848	$—
US Growth Opportunities

	Loss carryforward character
Expiration	Short-term	Long-term
Unlimited Losses	$91,777	$72,438
Note that Global Technology does not have any capital loss carryforward to apply against future earnings. International Small Cap commenced operations on December 15, 2016 and thus does not have any capital loss carryforward.
During the year ended July 31, 2016 the Funds utilized the following capital loss carryforwards:

All Asset	$—
Dividend & Income Builder	—
Emerging Markets	—
European Focus	—
Global Equity Income	—
Global Technology	—
High Yield Opportunities	—
International Long/Short Equity	—
International Opportunities	—
Strategic Income	14,179,857
US Growth Opportunities	—
At July 31, 2016, the following Funds deferred post-October losses and/or late year ordinary losses, which will be recognized on the first day of the following year:

	Ordinary	Capital
	loss	loss
	deferred	deferred
All Asset	$—	$—
Dividend & Income Builder	—	—
Emerging Markets	—	—
European Focus	—	—
Global Equity Income	—	—
Global Technology	584,144	—
High Yield Opportunities	—	—
International Long/Short Equity	—	—
International Opportunities	—	—
Strategic Income	1,928,889	—
US Growth Opportunities	12,232	—
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from US GAAP. A tax basis return of capital, if any, is reflected on the Statements of Changes in Net Assets and have been recorded to Paid-in Capital. Book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent they are reclassified within the capital accounts based on their federal tax-basis treatment.

Notes to financial statements (unaudited)
The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 were as follows:

Year ended	Ordinary	Return of	Capital
July 31, 2016	income	capital	gains
All Asset	$1,377,424	$700,399	$—
Dividend & Income Builder	2,545,749	—	—
Emerging Markets	130,030	—	—
European Focus	28,658,572	—	—
Global Equity Income	228,721,129	—	—
Global Technology	—	33,529,528	—
High Yield Opportunities	1,669,997	—	—
International Long/Short Equity	193,326	20,050	—
International Opportunities	70,145,294	—	—
Strategic Income	8,499,867	—	—
US Growth Opportunities	—	—	—

Year ended	Ordinary	Capital
July 31, 2015	income	gains
All Asset	$1,698,896	$848,091
Dividend & Income Builder	1,358,317	277,649
Emerging Markets	22,618	—
European Focus	36,848,194	—
Global Equity Income	194,280,256	—
Global Technology	—	42,250,534
High Yield Opportunities	2,208,258	—
International Long/Short Equity	—	—
International Opportunities	39,251,903	—
Strategic Income	4,635,024	—
US Growth Opportunities	—	—
As of July 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed		Undistributed
	ordinary	capital gains/		appreciation/
	income	(losses	)	(depreciation )
All Asset	$309,840	$—		$808,622
Dividend & Income Builder	663,954	—		3,987,263
Emerging Markets	469,570	—		872,709
European Focus	55,352,906	—		(184,738,125)
Global Equity Income	35,622,145	—		(11,324,984)
Global Technology	—	7,095,833		68,019,628
High Yield Opportunities	61,326	—		738,606
International Long/Short Equity	338,018	—		(575,211)
International Opportunities	75,796,215	—		447,974,205
Strategic Income	—	—		(198,615)
US Growth Opportunities	—	—		893,913
Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to the treatment of outstanding unrealized appreciation/(depreciation) on derivatives, REIT basis adjustments, premium amortization accruals, tax deferral on wash sales and PFIC transactions.
 The US federal income tax basis of investments, including proceeds from securities sold short but excluding financial derivative instruments, is formally identified annually as part of the July 31 year-end audit and tax provision process. The US GAAP cost basis of investments as of January 31, 2017, which approximates the US federal income tax basis of investments, and the gross unrealized appreciation and depreciation, were as follows:

Notes to financial statements (unaudited)

	All Asset	Dividend & Income Builder
Cost	$49,579,555	$128,126,820
Gross unrealized appreciation	1,047,207	8,064,829
Gross unrealized depreciation	(627,496)	(5,496,984)
Net unrealized appreciation (depreciation)	419,711	2,567,845

	Emerging	European
	Markets	Focus
Cost	$74,210,550	$1,965,515,165
Gross unrealized appreciation	6,862,006	140,667,045
Gross unrealized depreciation	(2,759,694)	(294,534,359)
Net unrealized appreciation (depreciation)	4,102,312	(153,867,314)

	Global Equity	Global
	Income	Technology
Cost	$4,137,171,519	$126,103,505
Gross unrealized appreciation	198,743,495	79,004,995
Gross unrealized depreciation	(220,702,201)	(2,804,746)
Net unrealized appreciation (depreciation)	(21,958,706)	76,200,249

		International
	High Yield	Long/Short
	Opportunities	Equity
Cost	$55,956,438	$9,832,179
Gross unrealized appreciation	2,101,599	1,100,810
Gross unrealized depreciation	(245,793)	(684,943)
Net unrealized appreciation (depreciation)	1,855,806	415,867

	International	International
	Opportunities	Small Cap
Cost	$3,921,122,952	$4,970,748
Gross unrealized appreciation	736,363,638	393,523
Gross unrealized depreciation	(220,480,668)	(18,971)
Net unrealized appreciation (depreciation)	515,882,970	374,552

	Strategic Income	US Growth Opportunities
Cost	$445,263,116	$7,398,249
Gross unrealized appreciation	4,955,701	1,308,585
Gross unrealized depreciation	(13,427,708)	(108,192)
Net unrealized appreciation (depreciation)	(8,472,007)	1,200,393
Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales, PFIC transactions, different book and tax treatment on certain debt instruments and amortization of premiums reflected as January 31, 2017.
Note 3. Fair value measurements
US GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Various inputs are used in determining the value of the Funds' investments. The Funds use a three-tier hierarchy of inputs to establish classification of fair value measurements for disclosure purposes. These inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the following three broad levels:

•	Level 1 – quoted prices (unadjusted) in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Notes to financial statements (unaudited)

•
Level 3 –significant unobservable inputs based on the best information available in the circumstances to the extent observable inputs are not available (including the Fund's own assumptions in determining the fair value of investments)

Tables included under the heading "Fair value measurements" summarizing each Fund's investments that are measured at fair value by level within the fair value hierarchy as of January 31, 2017 have been listed after each Fund's Portfolio of Investments.
Any transfers between levels are disclosed, effective at the end of the period, in each Fund's table with the reasons for the transfers disclosed in a note to the table, if applicable.
Valuation Techniques
The following inputs and techniques may be used by the Funds to evaluate how to classify each major category of assets and liabilities into the appropriate fair value hierarchy in accordance with GAAP.
Securities, securities sold short and financial derivative instruments traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price and are therefore classified as Level 1.
Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter ("OTC") market are valued at the mean between the last bid and asked price and are therefore classified as Level 2. In addition, for equity securities, the Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by the Funds. Securities using these valuation adjustments are categorized as Level 2.
Debt securities, including short-term investments and/or those with an original or remaining maturity of 60 days or less, are valued at the market value provided by independent pricing services approved by the Henderson Funds Board. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked price, or if no ask is available, then the last bid price obtained from one or more broker-dealers. Such pricing services may use various pricing techniques that take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These investments are categorized as Level 2.
Investments in investment companies are valued at the reported net asset value, which approximates fair market value and are categorized as Level 1.
Forward foreign currency contracts are valued daily at the applicable quoted forward rate supplied by an independent pricing service and are categorized as Level 2.
OTC financial derivatives instruments between the Funds and their counterparties, including swap contracts and options (including swaptions) and centrally-cleared swap contracts listed or traded on a multi-lateral or trade facility platform, such as a registered exchange, are valued using independent values provided by independent pricing services when available. Otherwise, fair values are estimated on the basis of pricing models that incorporate current market measures for interest rates, currency exchange rates, equity prices and indices, credit spreads, corresponding market volatility levels and other market-based pricing factors. Certain OTC derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. Those OTC derivatives that have less liquidity or for which inputs are unobservable are classified within Level 3.
If market quotations are not readily available, or if the investment advisor determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Henderson Funds Board and are therefore classified within Level 3.The Henderson Funds Board, or their designee, may also establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the fair value of the investment.
Note 4. Investment advisory fees and other transactions with affiliates
Pursuant to an Investment Advisory Agreement, HGINA acts as the Funds' investment advisor. HGINA is an indirect wholly-owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Funds and earns an investment advisory fee for such services. HGINA earns a fee for its services based on each Fund's average daily net assets as set forth below.

All Asset		0.40%
Dividend & Income Builder	First $1 billion	0.75%
	Next $1 billion	0.65%
	Over $2 billion	0.55%

Notes to financial statements (unaudited)

Emerging Markets	First $1 billion	1.00%
	Next $1 billion	0.90%
	Over $2 billion	0.85%
European Focus	First $500 million	1.00%
	Next $1 billion	0.90%
	Next $1 billion	0.85%
	Over $2.5 billion	0.80%
Global Equity Income	First $1 billion	0.85%
	Next $1 billion	0.65%
	Over $2 billion	0.60%
Global Technology	First $1 billion	0.90%
	Over $1 billion	0.80%
High Yield Opportunities		0.50%
International Long/Short Equity		1.25%
International Opportunities	First $2 billion	1.00%
	Next $1 billion	0.90%
	Next $1 billion	0.80%
	Next $1 billion	0.70%
	Next $5 billion	0.60%
	Over $10 billion	0.50%
International Small Cap	First $500 million	0.99%
	Next $500 million	0.89%
	Over $1 billion	0.84%
Strategic Income*	First $1 billion	0.55%
	Next $500 million	0.50%
	Over $1.5 billion	0.45%
US Growth Opportunities	First $1 billion	0.75%
	Next $1 billion	0.70%
	Over $2 billion	0.65%

*
Based on average daily managed assets of the Fund. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays HGINA based on the Fund's average daily managed assets, HGINA's fee will be higher if the Fund is leveraged.

HGINA has engaged Henderson Investment Management Limited ("HIML") to act as the investment sub-advisor to the Funds, except for High Yield Opportunities and US Growth Opportunities. HGINA has engaged Henderson Geneva Capital Management ("Geneva") to act as the investment sub-adviser for US Growth Opportunities, while no sub-advisor has been appointed for High Yield Opportunities. Both HIML and Geneva are also indirect wholly owned subsidiaries of Henderson Group plc. Under separate Sub-Advisory Agreements, the sub-advisers provide research, advice and recommendations with respect to the purchase and sale of securities and make investment decisions regarding assets of the Funds subject to the oversight of the Henderson Funds Board and the Advisor. No additional advisory fees are charged to the Funds for the services of the sub-advisers as these fees are paid from the fees earned by HGINA.
Pursuant to a separate contractual Expense Limitation Agreement, HGINA has agreed to waive or limit its investment advisory fee and, if necessary, to reimburse expenses of each Fund in order to limit total annual ordinary operating expenses, including distribution and service fees, but excluding any acquired fund fees and expenses as a result of investing in other funds, as a percentage of average daily net assets as follows:

	Class	Class	Class	Class	Class	Class
	A	C	I	R	R6	IF
All Asset*	0.85%	1.60%	0.60%	N/A	0.60%	N/A
Dividend & Income Builder	1.30%	2.05%	1.05%	N/A	1.05%	N/A
Emerging Markets**	1.45%	2.20%	1.20%	N/A	1.20%	N/A
European Focus	2.00%	2.75%	1.75%	N/A	1.75%	N/A
Global Equity Income	1.40%	2.15%	1.15%	N/A	1.15%	N/A
Global Technology	2.00%	2.75%	1.75%	N/A	1.75%	N/A
High Yield Opportunities	0.93%	1.68%	0.68%	N/A	0.68%	N/A
International Long/Short Equity***	1.75%	2.50%	1.50%	N/A	1.50%	N/A
International Opportunities	2.00%	2.75%	1.75%	2.25%	1.75%	1.80%
International Small Cap	1.49%	2.24%	1.24%	N/A	1.24%	N/A
Strategic Income	1.10%	1.85%	0.85%	N/A	0.85%	N/A
US Growth Opportunities	1.20%	1.95%	0.95%	N/A	0.95%	N/A

*
With respect to investments in affiliate underlying funds, HGINA has contractually agreed to reduce or waive the Fund's management fee to limit the combined management fees paid to the Advisor for those assets to the greater of 1.00% or the affiliate underlying fund's management fee. Any waiver calculated as a result of limiting these combined management fees is in addition to the general expense limitation highlighted in the table. Indirect net expenses associated with the Fund's investments in underlying investment companies are not subject to the contractual expense limitation.

**
Prior to November 30, 2016, the expense limitation as a percentage of average daily net assets, inclusive of distribution and service fees, was 1.79%, 2.54%, 1.54% and 1.54% for Class A, Class C, Class I and Class R6, respectively.

***	Dividends and interest expense on securities sold short are excluded from the expense limitation calculation.

Notes to financial statements (unaudited)
These agreements will remain in effect through July 31, 2020, unless otherwise extended or amended.
Shares of the Funds are often purchased through financial intermediaries who are agents of the Funds for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA for those services. The Funds reimburse HGINA for such fees within limits specified by the Henderson Funds Board. The fees are incurred at the class level based on activity, asset levels and/or number of accounts and are included in "Sub-accounting fees" in the Statements of Operations.
At January 31, 2017, HGINA does not own shares in any of the Funds. HGI Group Limited, another indirect wholly-owned subsidiary of Henderson Group plc, owned shares in the following Funds. Significant ownership percentages in International Long/Short Equity and International Small Cap are the result of the initial investments necessary to facilitate commencement of operations and will be redeemed as external shareholders subscribe to the Funds.

					Total Value at	As a % of
Fund	Class A	Class C	Class I	Class R6	January 31, 2017	Net Assets
HGI Group Limited
International Long/Short Equity	—	10,000	—	489,980	$4,723,814	32.1%
International Small Cap	—	—	—	500,000	$5,359,868	100.0%
An affiliated entity of a Fund may include any company in which the Fund owns 5% or more of its outstanding voting shares. Additionally, certain of the Funds held ownership in other Funds within the Trust. At January 31, 2017, All Asset held 2.24% of Emerging Markets, 0.04% of Global Equity Income, 3.14% of High Yield Opportunities and 0.30% of Strategic Income. Transactions in affiliates during the period ended January 31, 2017 were as follows:

Affiliate	Value 7/31/2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/ (Loss)	Value 1/31/2017	Dividend Income
All Asset
Henderson Emerging Markets Fund	$—	$1,912,259	$—	$(7,724)	$—	$1,904,535	$15,925
Henderson Global Equity Income Fund	1,578,473	47,038	—	(14,488)	—	1,611,023	47,038
Henderson High Yield Opportunities Fund	1,671,584	54,990	—	72,740	—	1,799,314	54,990
Henderson Strategic Income Fund	1,285,225	18,993	—	(9,715)	—	1,294,503	18,993
Henderson Unconstrained Bond Fund	2,374,991	9,388	(2,377,012)	206,111	(213,478)	—	9,388
Total	$6,910,273	$2,042,668	$(2,377,012)	$246,924	$(213,478)	$6,609,375	$146,334

Notes to financial statements (unaudited)

The aggregate cost and value of affiliates at January 31, 2017 is $6,538,654 and $6,609,375, respectively. Investments in affiliates represented 13.08% of the total net assets of All Asset as of January 31, 2017.
Note 5. Compensation of trustees and officers
Certain officers and trustees of the Trust are also officers of HGINA. None of the Trust's officers, other than the Chief Compliance Officer, are compensated by the Trust. The Trust makes no direct payments to trustees affiliated with HGINA. Fees paid to trustees are reflected as Trustees' fees and expenses in the Statements of Operations.
The Funds bear the full compensation paid to the Chief Compliance Officer. This compensation, together with other compliance-related costs, is reflected as "Compliance officer fees" in the Statements of Operations.
Note 6. Distribution plan
The Trust has adopted a distribution plan for Class A, Class C, Class R and Class IF shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the "12 b-1 Plan"). Under the 12b-1 Plan, the Funds pay the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, an annual fee of 1.00% of the average daily net assets attributable to its Class C shares, an annual fee of 0.50% of the average daily net assets attributable to its Class R shares and an annual fee of 0.05% of the average daily net assets attributable to its Class IF shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution services to the Funds and their shareholders.
Note 7. Investment transactions
Purchases and sales of investment securities, including proceeds from securities sold short but excluding short-term investments, financial derivatives instruments and US government securities, for the period ended January 31, 2017, were as follows:

	Purchases	Sales
All Asset	$11,815,467	$14,136,713
Dividend & Income Builder	45,305,467	29,277,100
Emerging Markets	38,332,476	8,564,439
European Focus	462,970,082	1,352,468,941
Global Equity Income	2,392,490,442	2,177,833,712
Global Technology	37,786,540	60,920,376
High Yield Opportunities	51,616,097	39,014,443
International Long/Short Equity	14,371,450	16,043,305
International Opportunities	851,763,273	1,335,206,580
International Small Cap	4,958,596	—
Strategic Income	237,083,706	220,169,526
US Growth Opportunities	1,233,040	1,677,557
Note 8. Significant concentrations
The Funds may invest a substantial percentage of their assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Funds invest may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities. These risks may be heightened in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets, particularly by the Emerging Markets Fund, are often considered speculative.
Certain of the Funds have significant investments in issuers domiciled in the Eurozone. The private and public sectors' debt problems of a single Eurozone country may pose significant risks to the Eurozone as a whole. As a result, the Funds may be more susceptible to volatility generated by currency devaluations

Notes to financial statements (unaudited)
or other general uncertainties than more geographically diversified funds that do not concentrate in this region of the world. Further, on June 23, 2016, the United Kingdom voted via referendum to leave the European Union ("EU"), which led to significant market volatility around the world, as well as political, economic, and legal uncertainty. It is expected that the United Kingdom's exit from the EU (known as "Brexit") will take place within two years after the United Kingdom formally notifies the European Council of its intention to withdraw. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom's exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on the United Kingdom and/or Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund's net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, Global Technology concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.
Dividend & Income Builder, High Yield Opportunities and Strategic Income invest in a variety of income-producing debt instruments of corporate and sovereign issuers. Accordingly, each may be subject to the previously described foreign issuers risk, to varying degrees, in addition to the risk of default by the issuer. As a matter of their investment strategies, High Yield Opportunities and Strategic Income are also subject to higher concentrations of investments in lower quality high yield securities or asset-backed/structured securities. Investing in high yield, asset-backed or structured securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. High yield securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Additionally, asset-backed securities are subject to the risk that underlying debt may be prepaid prior to maturity or refinanced causing further volatility in the value. A small change in interest rates would likely have a pronounced adverse impact on the value of such high yield and asset-backed obligations. Moreover, these securities may be less liquid as there is a less-established secondary market and the Funds may not be able to sell the asset timely.
Note 9. Borrowing arrangements
The Trust maintains a $100 million credit facility with State Street Bank and Trust Company ("SSB") to facilitate portfolio liquidity. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the higher of the Federal Funds rate or 1 Month LIBOR plus 1.25%. In addition, a commitment fee of 0.25% per annum is accrued and apportioned among the Funds in the Trust based on relative average net assets. The commitment fee is included in "Miscellaneous fees" on the Statements of Operations. No amounts were borrowed by the Funds under this facility during the period ended January 31, 2017.
Note 10. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact, for purposes of recognition or disclosure in the financial statements, through the date the report was issued.
In February 2017, registration statements on Form N-14 were filed and declared effective with respect to the Henderson-Janus Fund Reorganizations (described in Note 1. Organization) and the proxy solicitation process commenced. In addition, on February 24, 2017, the Henderson Funds Board approved the reorganization of Henderson High Yield Opportunities Fund ("High Yield") with and into T. Rowe Price U.S. High Yield Fund, a newly-organized fund in the T. Rowe Price family of funds (the "High Yield Fund Reorganization"), pursuant to an Agreement and Plan of Reorganization (the "High Yield Plan"). The High Yield Fund Reorganization is subject to approval by High Yield's shareholders of the High Yield Plan. The registration statement on Form N-14 with respect to the High Yield Fund Reorganization has yet to be declared effective.

Other information (unaudited)
Proxy voting policies
The Funds have filed with the Securities and Exchange Commission their proxy voting records for the twelve months ended June 30, 2016 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission's website at www.sec.gov. The Funds' proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds' website at www.henderson.com.
Portfolio holdings
A complete listing of each Fund's holdings is made available monthly at www.henderson.com. Further, the Funds' Portfolios of Investments are filed as of the end of the first and third quarter of the fiscal year on Form N-Q. The Henderson Global Funds' Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. The quarterly Portfolios of Investments are also available without charge, upon request, by calling 866.443.6337.
Approval of Investment Advisory and Sub-Advisory Agreements
During the most recent fiscal half year, Henderson Global Funds (the "Trust") launched one new series: the Henderson International Small Cap Fund (the "New Fund"). Henderson Global Investors (North America) Inc. ("HGINA" or the "Advisor"), an indirect, wholly-owned subsidiary of Henderson Group plc ("Henderson Group"), serves as investment advisor to each of the other series of the Trust (each, a "Fund" and collectively, the "Funds") pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and HGINA (the "Investment Advisory Agreement"). (Henderson Group, HGINA, Henderson Investment Management Limited ("HIML" or the "Sub-Advisor"), Henderson Global Investors ("HGI") and their affiliates may be referred to herein collectively as "Henderson.") The Investment Advisory Agreement was approved with respect to the New Fund as described below.
Under the supervision of the Board of Trustees of the Trust (the "Board," with the members of the Board referred to individually as the "Trustees"), HGINA is responsible for managing the investment and reinvestment of the assets of each Fund in accordance with its applicable investment objectives, policies and restrictions, or overseeing the provision of such services by a Fund's sub-advisor. In this connection, HGINA and HIML have entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement"), pursuant to which HIML acts as investment sub-advisor and provides research, analysis, advice and recommendations with respect to the purchase and sale of securities and makes investment commitments regarding the assets of each Fund (with the exception of Henderson High Yield Opportunities Fund and Henderson US Growth Opportunities Fund).
The 1940 Act provides, in substance, that an investment advisory agreement between a fund and its investment advisor may be entered into only if it is approved by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested person[s]," as defined by the 1940 Act, of the fund, cast in person at a meeting called for the purpose of considering such approval. During the most recent fiscal half year, at a special meeting of the Board held in person on December 5, 2016 (the "December Meeting"), the Trustees who are not "interested person[s]" of the Trust (collectively, the "Independent Trustees") approved the Investment Advisory Agreement and the Sub-Advisory Agreement (together, the "Advisory Agreements") with respect to the New Fund. HGINA and HIML will provide the same services each firm currently provides to the Funds to the New Fund, under the Investment Advisory Agreement and Sub-Advisory Agreement, respectively.
In connection with their consideration of the Advisory Agreements for the New Fund, the Trustees received and reviewed information provided by Henderson and discussed with representatives of management the proposed operations of the New Fund and the nature and quality of advisory and other services proposed to be provided by the Advisor and the Sub-Advisor to the New Fund. The Trustees also received and reviewed a memorandum from counsel to the Independent Trustees regarding the Trustees' responsibilities in evaluating the Advisory Agreements. Throughout their consideration of the Advisory Agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the Advisory Agreements, and also met separately in executive session with their counsel.
Based on their evaluation of the information provided by the Advisor and the Sub-Advisor and other information, the Trustees determined that the overall arrangements between the New Fund and the Advisor were fair and reasonable in light of the nature and quality of the services proposed to be provided by the Advisor and the Sub-Advisors, the fees proposed to be charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. The Trustees, including all of the Independent Trustees, unanimously approved the Investment Advisory Agreement and the Sub-Advisory Agreement for the New Fund through August 31, 2018, subject to earlier termination as provided in each agreement.
In approving the Advisory Agreements with respect to the New Fund, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described

Other information (unaudited)
below, none of which by itself was considered dispositive. Furthermore, in their deliberations, the Independent Trustees did not identify any single factor that was paramount or determinative and each Independent Trustee may have weighed information differently. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.
Nature, Extent and Quality of Services to be Provided
The Trustees reviewed the nature, extent and quality of the services proposed to be provided by the Advisor and Sub-Advisor to the New Fund, taking into account the investment objective and strategy of the New Fund. In addition, the Trustees reviewed the resources and key personnel of the Advisor and Sub-Advisor, especially the personnel who would provide investment management services to the New Fund. In this connection, the Trustees took into account the presentation from the New Fund's portfolio management team at the Board's September 20-22, 2016 meeting (the "September Meeting"), including information concerning the New Fund's investment process and the composition of the portfolio management team, among other things. The Trustees also considered other services to be provided to the New Fund by the Advisor and Sub-Advisor, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to the New Fund's investment restrictions, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the New Fund and with applicable securities laws and regulations. In connection with the Board's evaluation of the overall package of services to be provided by Henderson, the Board took into account the nature and quality of services provided by the organization in the past, including the firm's management capabilities demonstrated with respect to the other Funds. In this connection, the Board took into account information provided in connection with its 2016 contract review process ("2016 Contract Review"), including with respect to Henderson's resources and ability to carry out its responsibilities under the Advisory Agreements.
Based on the information received, discussed and evaluated at the September Meeting and the December Meeting, as well as other considerations, including the Trustees' knowledge of Henderson's performance through Board meetings, discussions and reports during the year with respect to the Funds, the Trustees concluded that the nature, extent and quality of the services to be provided by the Advisor and Sub-Advisor to the New Fund were expected to be appropriate and consistent with the terms of the Advisory Agreements, that the quality of those services were expected to be consistent with norms in the industry and that the New Fund would benefit from the provision of those services. They also concluded that the Advisor and Sub-Advisor had sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively and, in connection with the 2016 Contract Review, had demonstrated their continuing ability to attract and retain well-qualified personnel.
Investment Performance
With respect to investment performance, the Board noted that the New Fund has no operating history. The Board considered that the New Fund's investment objective is to seek long-term capital appreciation. The Board also took into account management's presentation at the September Meeting, including information concerning the New Fund's benchmark, anticipated number of holdings, weightings, market cap range and Morningstar and Lipper categories, as well as the New Fund's investment and screening process and risk controls. In addition, the Board considered the information provided by Henderson concerning the performance of an existing SICAV (a foreign variable capital investment fund) that employs a strategy that is similar in certain respects to the New Fund's strategy. In addition to the foregoing, the Board considered Henderson's overall performance record in managing the Funds, as well as the portfolio managers' expertise, and determined that the Advisor's and Sub-Advisor's performance was expected to be acceptable.
Comparative Fees and Expenses
The Trustees examined information on the proposed fees and expenses of the New Fund in comparison to information for other comparable funds as provided by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent, third-party research provider, in a report that was included among the materials provided to the Board for the September Meeting. The Trustees noted that Broadridge was engaged in connection with the 2016 Contract Review to prepare a detailed advisory contract review report designed to help the Trustees fulfill their advisory contract review responsibilities and, in this regard, the Trustees are familiar with the presentation of expense and management fee data in Broadridge reports. For purposes of their review of the reasonableness of the New Fund's proposed advisory fee, the Trustees considered the expense rankings and quintile tables, contractual management fee at common asset levels and at various asset levels, expense ratios and other information contained within the report from Broadridge. In connection with their evaluation of the Broadridge report data, the Independent Trustees took into account management's suggestion that the Board should focus on the smaller peer group for expenses comparisons (rather than the larger comparative universe of funds), noting that such view is

Other information (unaudited)
consistent with management's recommendation for purposes of the 2016 Contract Review. The Trustees also noted that the peer group consists of seven funds: the New Fund (with respect to Class A shares), one other international small/mid-cap value fund and five international small/mid-cap core funds, as classified by Thomson Reuters Lipper, with only retail front-end load funds considered for inclusion in the group. Taking into account the foregoing, the Trustees observed that, relative to the New Fund's peer group as identified by Broadridge, the New Fund's total expense ratio ranks in the second quintile (below the peer group median) and its contractual management fee ranks in the third quintile (equal to the peer group median). In considering the New Fund's fees and expenses, the Trustees also considered a memorandum provided by management setting forth Henderson's view as to the appropriateness of the proposed fees. In addition, the Trustees noted that the proposed advisory fee includes breakpoints that reduce the fee rate as the New Fund's assets increase. The Board also considered that the Advisor has proposed an expense limitation agreement with respect to the New Fund to remain in effect until July 31, 2020, under which the Advisor agrees to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual ordinary operating expenses, less distribution and services fees (among other things), to 1.24% of the Fund's average daily net assets.
The Trustees also considered their review of the fee rate paid by the Advisor to the Sub-Advisor in connection with the 2016 Contract Review and their conclusion that the fees paid by the Advisor to the Sub-Advisor were reasonable in relation to the nature, extent and quality of the services provided, among other things.
Costs of Services to be Provided and Profits to be Realized by Henderson and its Affiliates from their Relationships with the New Fund
In considering the reasonableness of the proposed investment management fee, the Trustees also considered the costs of advisory services to be provided and estimated level of profitability. In this regard, the Trustees noted that the New Fund is newly organized and has no assets, and that they would have the opportunity in the future to periodically reexamine this matter. The Trustees also noted their conclusion in connection with the 2016 Contract Review that the Advisor's profitability level with respect to each of the other Henderson Funds in relation to the services rendered was not unreasonable.
Other Benefits to the Advisor
The Trustees also considered benefits expected to be derived by the Advisor and the Sub-Advisor from their relationship with the New Fund, including the potential use of commissions paid on portfolio brokerage transactions of the New Fund to obtain research products and services benefiting the New Fund, other Funds and/or other clients. In this connection, the Trustees noted their conclusion in the 2016 Contract Review that the use by the Advisor and Sub-Advisor of commissions paid by the Funds to obtain research products and services was consistent with regulatory requirements and likely benefits the Funds.
Economies of Scale
The Trustees considered the potential of the Advisor to experience economies of scale as the assets of the New Fund increases. They noted that by virtue of the expense limitation that the Advisor had agreed to, the Advisor would be subsidizing the New Fund during its start-up phase until it reached adequate scale. In addition, the Trustees took into account the proposed advisory fee breakpoints offered by the Advisor that would reduce the advisory fee rate as the New Fund's assets increase. The Trustees also noted that they would have the opportunity in the future to re-examine whether the New Fund had achieved economies of scale and the appropriateness of the advisory fee payable by the New Fund to the Advisor. The Trustees concluded that the proposed advisory fee rate reflected an appropriate level of sharing of any economies of scale between the Advisor and the New Fund.
Overall Conclusions
Based on the foregoing, the Trustees determined at the December Meeting that the proposed advisory fee for the New Fund is fair and reasonable in light of the extent and anticipated quality of the services expected to be provided and other benefits to be received and that the approval of each of the Advisory Agreements is in the best interest of the New Fund. In reaching this conclusion, the Independent Trustees did not identify any single factor that was paramount or determinative and each Independent Trustee may have weighed information differently. At the December Meeting, the Board, including all of the Independent Trustees, unanimously approved each of the Advisory Agreements with respect to the New Fund for an initial term through August 31, 2018.

Other information (unaudited)
Federal tax information
Certain tax information for the Funds is required to be provided to shareholders based on the Funds' income and distributions for the taxable year ending July 31. In February of each year, shareholders will receive Form 1099-DIV, which will include their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.
Statement Pursuant to Section 19(a) of the Investment Company Act of 1940
The exact source of aggregate fund distributions for each fiscal year can only be determined as of the end of each Fund's fiscal year, July 31. However, under Section 19(a) of the 1940 Act, the Funds are required to indicate the source of each distribution to shareholders at the time of payment if the distribution is made from any source other than accumulated undistributed net income. For purposes of this disclosure, the source of each distribution is based on US Generally Accepted Accounting Principles and will differ from federal income tax-based reporting provided to shareholders due to certain tax adjustments. Distributions paid in part from paid-in capital do not necessarily reflect a taxable return of capital. For federal income tax purposes, shareholders will receive a Form 1099-DIV for each calendar year that will tell you how to report these distributions.
Accordingly, the Funds are making the following disclosures pursuant to Section 19(a).
During the semi-annual period ended January 31, 2017, Dividend & Income Builder, Emerging Markets, Global Equity Income, International Long/Short Equity and International Opportunities paid the following income distributions in part from sources other than accumulated undistributed net income as measured at the time of payment.

Dividend & Income Builder				% from	% from
Pay Date	Ex-Date	Class	Amount	accumulated undistributed net income	accumulated realized gains	% from paid-in capital
9/27/16	9/27/16	A	$0.116761	97.7%	0.0%	2.3%
		C	$0.094304	97.7%	0.0%	2.3%
		I	$0.125636	97.7%	0.0%	2.3%
		R6	$0.125425	97.7%	0.0%	2.3%

12/27/16	12/27/16	A	$0.058380	64.6%	0.0%	35.4%
		C	$0.039231	64.6%	0.0%	35.4%
		I	$0.066431	64.6%	0.0%	35.4%
		R6	$0.057040	64.6%	0.0%	35.4%

Emerging Markets				% from	% from
Pay Date	Ex-Date	Class	Amount	accumulated undistributed net income	accumulated realized gains	% from paid-in capital
12/22/16	12/21/16	A	$0.06182	38.8%	0.0%	61.2%
		C	$0.01460	38.8%	0.0%	61.2%
		I	$0.07462	38.8%	0.0%	61.2%
		R6	$0.07644	38.8%	0.0%	61.2%

Other information (unaudited)

Global Equity Income				% from	% from
Pay Date	Ex-Date	Class	Amount	accumulated undistributed net income	accumulated realized gains	% from paid-in capital
9/27/16	9/27/16	A	$0.108000	99.3%	0.0%	0.7%
		C	$0.094620	99.3%	0.0%	0.7%
		I	$0.113173	99.3%	0.0%	0.7%
		R6	$0.114046	99.3%	0.0%	0.7%

12/27/16	12/27/16	A	$0.096360	38.2%	0.0%	61.8%
		C	$0.082604	38.2%	0.0%	61.8%
		I	$0.100931	38.2%	0.0%	61.8%
		R6	$0.101869	38.2%	0.0%	61.8%

International Long/Short Equity				% from	% from
Pay Date	Ex-Date	Class	Amount	accumulated undistributed net income	accumulated realized gains	% from paid-in capital
12/22/16	12/21/16	A	$—	N/A	N/A	N/A
		C	$0.17624	0.0%	0.0%	100.0%
		I	$0.22108	0.0%	0.0%	100.0%
		R6	$0.22277	0.0%	0.0%	100.0%

International Opportunities				% from	% from
Pay Date	Ex-Date	Class	Amount	accumulated undistributed net income	accumulated realized gains	% from paid-in capital
12/22/16	12/21/16	A	$0.38865	60.1%	0.0%	39.9%
		C	$0.20816	60.1%	0.0%	39.9%
		R	$0.37575	60.1%	0.0%	39.9%
		I	$0.49443	60.1%	0.0%	39.9%
		R6	$0.48889	60.1%	0.0%	39.9%
		IF	$0.42280	60.1%	0.0%	39.9%

Other information (unaudited)
Shareholder expense
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including upfront or deferred sales charges (loads) on purchases and (2) ongoing operating costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund operating expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended January 31, 2017.
Actual expenses
Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period" to estimate the expenses attributable to your investment during this period.
Hypothetical example for comparison purposes
Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Expenses paid during the period include amounts reflected in the Funds' Statements of Operations (excluding the effect of short sale expenses for International Long/Short), net of reimbursements by the investment advisor. The annualized expense ratios used in the example are as follows:

	Class	Class	Class	Class	Class	Class
	A	C	I	R	R6	IF
All Asset	0.85%	1.60%	0.60%	N/A	0.60%	N/A
Dividend & Income Builder	1.23%	2.00%	0.98%	N/A	1.05%	N/A
Emerging Markets	1.65%	2.42%	1.41%	N/A	1.41%	N/A
European Focus	1.35%	2.13%	1.10%	N/A	1.09%	N/A
Global Equity Income	1.09%	1.84%	0.83%	N/A	0.78%	N/A
Global Technology	1.36%	2.13%	1.12%	N/A	1.16%	N/A
High Yield Opportunities	0.93%	1.68%	0.68%	N/A	0.68%	N/A
International Long/Short Equity	1.62%	2.49%	1.49%	N/A	1.49%	N/A
International Opportunities Fund	1.33%	2.11%	1.07%	1.69%	1.09%	1.03%
International Small Cap	N/A	N/A	N/A	N/A	1.24%	N/A
Strategic Income	1.01%	1.76%	0.75%	N/A	0.70%	N/A
US Growth Opportunities	1.20%	1.95%	0.95%	N/A	0.95%	N/A
Note that the expenses do not reflect shareholder transaction costs such as front-end or deferred sales charges. These fees are described for each Fund and share class in the "Commentaries and Performance Summaries" section of this report beginning on page 4. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Other information (unaudited)

Table 1
	Beginning	Ending	Expenses
	account	account	paid
	value	value	during
	August 1,	January 31,	the
Actual	2016	2017	period*
All Asset Class A	$1,000.00	1,019.10	4.33
Class C	1,000.00	1,015.10	8.13
Class I	1,000.00	1,021.00	3.06
Class R6	1,000.00	1,021.30	3.06
Dividend & Income Builder
Class A	$1,000.00	1,008.00	6.23
Class C	1,000.00	1,003.70	10.10
Class I	1,000.00	1,009.40	4.96
Class R6	1,000.00	1,008.60	5.32
Emerging Markets
Class A	$1,000.00	999.60	8.32
Class C	1,000.00	996.10	12.18
Class I	1,000.00	1,001.10	7.11
Class R6	1,000.00	1,001.30	7.11
European Focus
Class A	$1,000.00	967.40	6.69
Class C	1,000.00	963.60	10.54
Class I	1,000.00	968.70	5.46
Class R6	1,000.00	968.50	5.41
Global Equity Income
Class A	$1,000.00	1,017.60	5.54
Class C	1,000.00	1,013.90	9.34
Class I	1,000.00	1,020.40	4.23
Class R6	1,000.00	1,020.60	3.97
Global Technology
Class A	$1,000.00	1,098.50	7.19
Class C	1,000.00	1,094.30	11.24
Class I	1,000.00	1,100.40	5.93
Class R6	1,000.00	1,099.90	6.14
High Yield Opportunities
Class A	$1,000.00	1,074.40	4.86
Class C	1,000.00	1,070.80	8.77
Class I	1,000.00	1,076.10	3.56
Class R6	1,000.00	1,076.40	3.56
International Long/Short Equity
Class A	$1,000.00	1,016.90	8.24
Class C	1,000.00	1,016.20	12.65
Class I	1,000.00	1,021.00	7.59
Class R6	1,000.00	1,021.20	7.59
International Opportunities
Class A	$1,000.00	1,000.70	6.71
Class C	1,000.00	997.20	10.62
Class I	1,000.00	1,002.10	5.40
Class R	1,000.00	999.00	8.52
Class R6	1,000.00	1,001.90	5.50
Class IF	1,000.00	1,002.40	5.20
International Small Cap Class R6	$1,000.00	1,072.00	6.48
Strategic Income
Class A	$1,000.00	1,005.60	5.11
Class C	1,000.00	1,001.80	8.88
Class I	1,000.00	1,006.90	3.79
Class R6	1,000.00	1,007.20	3.54
US Growth Opportunities
Class A	$1,000.00	1,009.90	6.08
Class C	1,000.00	1,005.40	9.86
Class I	1,000.00	1,010.70	4.81
Class R6	1,000.00	1,010.70	4.81

Table 2

Hypothetical	Beginning	Ending	Expenses
(assuming a	account	account	paid
5% return	value	value	during
before	August 1,	January 31,	the
expenses)	2016	2017	period*
All Asset
Class A	$1,000.00	1,020.93	4.33
Class C	1,000.00	1,017.16	8.13
Class I	1,000.00	1,022.19	3.06
Class R6	1,000.00	1,022.19	3.06
Dividend & Income Builder
Class A	$1,000.00	1,019.02	6.26
Class C	1,000.00	1,015.15	10.16
Class I	1,000.00	1,020.28	4.99
Class R6	1,000.00	1,019.93	5.35
Emerging Markets
Class A	$1,000.00	1,016.91	8.39
Class C	1,000.00	1,013.04	12.28
Class I	1,000.00	1,018.12	7.17
Class R6	1,000.00	1,018.42	6.87
European Focus
Class A	$1,000.00	1,018.42	6.87
Class C	1,000.00	1,014.50	10.82
Class I	1,000.00	1,019.67	5.60
Class R6	1,000.00	1,019.73	5.55
Global Equity Income
Class A	$1,000.00	1,019.73	5.55
Class C	1,000.00	1,015.95	9.35
Class I	1,000.00	1,021.03	4.23
Class R6	1,000.00	1,021.28	3.97
Global Technology
Class A	$1,000.00	1,018.37	6.92
Class C	1,000.00	1,014.50	10.82
Class I	1,000.00	1,019.57	5.70
Class R6	1,000.00	1,019.37	5.90
High Yield Opportunities
Class A	$1,000.00	1,020.53	4.74
Class C	1,000.00	1,016.76	8.54
Class I	1,000.00	1,021.79	3.47
Class R6	1,000.00	1,021.79	3.47
International Long/Short Equity
Class A	$1,000.00	1,017.06	8.24
Class C	1,000.00	1,012.69	12.63
Class I	1,000.00	1,017.71	7.58
Class R6	1,000.00	1,017.71	7.58
International Opportunities
Class A	$1,000.00	1,018.52	6.77
Class C	1,000.00	1,014.60	10.71
Class I	1,000.00	1,019.83	5.45
Class R	1,000.00	1,016.71	8.59
Class R6	1,000.00	1,019.73	5.55
Class IF	1,000.00	1,020.03	5.24
International Small Cap
Class R6	$1,000.00	1,018.97	6.31
Strategic Income
Class A	$1,000.00	1,020.13	5.14
Class C	1,000.00	1,016.36	8.94
Class I	1,000.00	1,021.43	3.82
Class R6	1,000.00	1,021.69	3.57
US Growth Opportunities
Class A	$1,000.00	1,019.17	6.11
Class C	1,000.00	1,015.40	9.91
Class I	1,000.00	1,020.43	4.84
Class R6	1,000.00	1,020.43	4.84

*
Expenses are equal to the Funds' annualized net expense ratio multiplied by the average account value over the period multiplied by 184 days in the period, and divided by 365 (to reflect the one-half year period).

Trustees and officers (unaudited)

Term of
Name, address[1],	Position(s)	Office and		Other
month and	with	Time	Principal Occupations	Directorships
year of birth	the Trust[2]	Served[3]	During Past Five Years	Held
Independent Trustees
James W. Atkinson August 1950	Chairman and Trustee	Trustee since 2011; elected Chairman December 2015	Commercial Pilot, Atkinson Aviation LLC, since 2009.	Formerly, Trustee, LaRabida Children's Hospital: formerly Trustee, Surgeons Diversified Investment Fund.
Barbara L. Lamb September 1954	Trustee	Since 2014	Managing Director, WH Trading LLC (proprietary trading company), since 2015; formerly, Managing Director, Cheiron Trading LLC (proprietary trading company).	Formerly, Director, First Chicago Bancorp; formerly Director, MAF Bancorp, Inc.
J. Marshall Peck April 1952	Trustee	Since 2014	President, Interpark Holdings, LLC (parking garage owner, developer and operator), since 2011; formerly, Chief Executive Officer, Interpark Holdings, LLC.	Board Member and Finance Committee Chairman, Presbyterian Homes.
Diane L. Wallace October 1958	Trustee	Since 2015	Retired.	Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust and State Farm Variable Product Trust (28 portfolios).

Trustees and officers (unaudited)

Term of
Name, address[1],	Position(s)	Office and		Other
month and	with	Time	Principal Occupations	Directorships
year of birth	the Trust[2]	Served[3]	During Past Five Years	Held
Interested Trustees and Officers of the Trust
James G. O'Brien[4] May 1960	Trustee and President	Since 2011 Since 2010	Managing Director, HGINA.	None.
Charles Thompson II4 April 1970	Trustee and Vice President	Since 2011 Since 2010	Director of Distribution (North America), since 2014; Director of US Retail, 2010-2014.	None.
Kenneth A. Kalina August 1959	Chief Compliance Officer	Since 2005	Chief Compliance Officer, HGINA, until 2015.	N/A
Alanna P. Nensel July 1975	Vice President	Since 2002	Director of US Marketing, HGINA.	N/A
David Latin September 1981	Vice President	Since 2012	Director of Product Development, HGINA.	N/A
Christopher Golden March 1977	Secretary	Since 2015	Legal Counsel, HGINA.	N/A
Suzanne Cullinane March 1970	Vice President and Assistant Secretary	Since 2016	Head of US Operations, since 2016; previously, Head of US Transfer Agent & Intermediary Operations, HGINA.	N/A
Troy M. Statczar August 1971	Treasurer	Since 2008	Director of US Operations, since 2016; previously, Head of US Fund Administration and Accounting, HGINA.	N/A
Jonathan G. Szafran November 1989	Assistant Treasurer	Since February 2017
Manager of US Fund Administration, since 2017; previously, Senior Analyst of US Fund Administration, HGINA, since March 2014; Senior Associate of Fund Administration, Cortland Capital Market Services, LLC 2013-2014; Experienced Associate, PricewaterhouseCoopers LLP 2012-2013.
N/A

1.	Each person's address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611.
2.	Currently, all Trustees oversee all twelve series of the Trust.
3.
A Trustee may serve until his death, resignation, removal or until the end of the calendar year in which the Trustee reaches 75 years of age, subject to change by the Board. The officers of the Trust are elected annually by the Board.

4.	This Trustee is an interested person of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment advisor to the Fund.

Unless otherwise noted, this information is as of January 31, 2017. The Statement of Additional Information for Henderson Global Funds includes additional information about the Trustees and is available without charge by calling 1.866.4HENDERSON (1.866.443.6337).

Trustees and officers (unaudited)

Trustees
James W. Atkinson, Chairman
Barbara L. Lamb
J. Marshall Peck
Diane L. Wallace
James G. O'Brien*
 Charles Thompson II*

Officers
James G. O'Brien, President
Charles Thompson II, Vice President
 Alanna P. Nensel, Vice President
David Latin, Vice President
Christopher Golden, Secretary
Suzanne Cullinane, Vice President & Assistant Secretary
Kenneth A. Kalina, Chief Compliance Officer
Troy M. Statczar, Treasurer
 Jonathan G. Szafran, Assistant Treasurer

Investment Advisor
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1700
 Chicago, IL 60611

Transfer Agent
State Street Bank and Trust Company
2000 Crown Colony Drive
 Quincy, MA 02169

Administrator and Custodian
State Street Bank & Trust Company
State Street Financial Center
One Lincoln Street
 Boston, MA 02111

Independent Public Registered Accounting Firm
Ernst & Young LLP
155 North Wacker Drive
 Chicago, IL 60606

For more information
Please call 1.866.4HENDERSON
(1.866.443.6337)
or visit our website:
 www.henderson.com

*	Trustee is an "interested person" of the Trust as defined in the1940 Act.
The views expressed in this report and information about the Funds' portfolio holdings are for the period covered by this report and are subject to change hereafter. The views expressed in this report should not be constructed as a recommendation of any kind. The report may include forward-looking statements that involve risk and uncertainty, and there is no guarantee that any prediction will come to pass. There can be no assurance that a Fund will achieve its investment objectives. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.
Foreside Fund Services, LLC, Distributor

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Privacy notice
This notice describes the privacy practices followed by Henderson Global Funds.
Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.
In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of "cookies." Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.henderson.com.
In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. Our affiliates do not use shareholder information that we receive to make marketing solicitations. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.
Access to customers' nonpublic personal information is restricted to employees who need to access that information. To guard shareholder's nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.
For questions concerning this policy, please contact us by writing to: Alanna Nensel, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

Item 2.  Code of Ethics.

Not required.

Item 3.  Audit Committee Financial Expert.

Not required.

Item 4.  Principal Accountant Fees and Services.

Not required.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)       Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N‑CSR.

(b)       Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:       /s/ James G. O’Brien
James G. O’Brien
President (principal executive officer) of Henderson Global Funds

Date:    April 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ James G. O’Brien
James G. O’Brien
President (principal executive officer) of Henderson Global Funds

Date:   April 4, 2017

By:       /s/ Troy Statczar
Troy Statczar
Treasurer (principal financial officer) of Henderson Global Funds

Date:    April 4, 2017